UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT

INVESTMENT COMPANIES

Investment Company Act file number: 811-03091

Name of Fund:  BlackRock Series Fund, Inc.

BlackRock Balanced Capital Portfolio

BlackRock Capital Appreciation Portfolio

BlackRock Global Allocation Portfolio

BlackRock Government Money Market Portfolio

BlackRock High Yield Portfolio

BlackRock Large Cap Core Portfolio

BlackRock Total Return Portfolio

BlackRock U.S. Government Bond Portfolio

Fund Address:    100 Bellevue Parkway, Wilmington, DE 19809

Name and address of agent for service: John M. Perlowski, Chief Executive Officer, BlackRock Series Fund, Inc., 55 East 52nd Street, New York, NY 10055

Registrant’s telephone number, including area code: (800) 441-7762

Date of fiscal year end: 12/31/2016

Date of reporting period: 12/31/2016

Item 1 – Report to Stockholders

DECEMBER 31, 2016

ANNUAL REPORT	BLACKROCK®

   BlackRock Series Fund, Inc.

▶   BlackRock Balanced Capital Portfolio

▶   BlackRock Capital Appreciation Portfolio

▶   BlackRock Global Allocation Portfolio

▶   BlackRock Government Money Market Portfolio

▶   BlackRock High Yield Portfolio

▶   BlackRock Large Cap Core Portfolio

▶   BlackRock Total Return Portfolio

▶   BlackRock U.S. Government Bond Portfolio

Not FDIC Insured ◾ May Lose Value ◾ No Bank Guarantee

2	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

The Markets in Review

Dear Shareholder,

The year 2016 started on a fraught note with worries about slowing growth in China, plunging oil prices and sliding share prices. Then reflationary expectations in the United States helped drive a second-half global growth pick-up and big market reversals. As such, higher-quality asset classes such as Treasury bonds, municipals and investment grade credit prevailed in the first half of the year, only to struggle in the second. In contrast, risk assets sold off at the start of the year and rebounded in the latter half, with some asset classes posting strong year-end returns.

A key takeaway from 2016’s market performance is that economics can trump politics. The global reflationary theme — governments taking policy action to support growth — was the dominant driver of 2016 asset returns, outweighing significant political upheavals and uncertainty. This trend accelerated after the U.S. election on expectations for an extra boost to U.S. growth via fiscal policy.

Markets were remarkably resilient during the year. Spikes in equity volatility after big surprises such as the U.K.’s vote to leave the European Union and the outcome of the U.S. presidential election were short-lived. Instead, political surprises and initial sell-offs were seized upon as buying opportunities. We believe this reinforces the case for taking the long view rather than reacting to short-term market noise.

Asset returns varied widely in 2016. Perceived safe assets such as government bonds and low-volatility shares underperformed the higher-risk areas of the market. And the reversal of longstanding trends created opportunities, such as in the recovery of value stocks and commodities.

We expect some of these trends to extend into 2017 and see the potential for more flows into risk assets this year. Learn more by reading our market insights at blackrock.com.

Sincerely,

Rob Kapito

President, BlackRock Advisors, LLC

Rob Kapito

President, BlackRock Advisors, LLC

Total Returns as of December 31, 2016
	6-month	12-month
U.S. large cap equities (S&P 500® Index)	7.82%	11.96%
U.S. small cap equities (Russell 2000® Index)	18.68	21.31
International equities (MSCI Europe, Australasia, Far East Index)	5.67	1.00
Emerging market equities (MSCI Emerging Markets Index)	4.49	11.19
3-month Treasury bill (BofA Merrill Lynch 3-Month U.S. Treasury Bill Index)	0.18	0.33
U.S. Treasury securities (BofA Merrill Lynch 10-Year U.S. Treasury Index)	(7.51)	(0.16)
U.S. investment grade bonds (Bloomberg Barclays U.S. Aggregate Bond Index)	(2.53)	2.65
Tax-exempt municipal bonds (S&P Municipal Bond Index)	(3.43)	0.77
U.S. high yield bonds (Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index)	7.40	17.13

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

THIS PAGE NOT PART OF YOUR FUND REPORT	3

Fund Summary as of December 31, 2016	BlackRock Balanced Capital Portfolio

Investment Objective

BlackRock Balanced Capital Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund returned 8.65%, outperforming its blended benchmark (60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index), which returned 8.37% for the period. The Russell 1000® Index advanced 12.05%, while the Bloomberg Barclays U.S. Aggregate Bond Index returned 2.65%.

What factors influenced performance?

•

Positioning within the Fund’s fixed income allocation was the primary contributor to performance during the period. Within fixed income, the largest contributors to performance during the period were allocations to securitized assets and U.S. high yield corporates, as well as security selection within agency mortgage-backed securities (“MBS”). A broad tactical underweight to duration (and corresponding sensitivity to interest rates) also added to relative performance late in the period, after market expectations for inflation rose sharply following the U.S. presidential election.

•

With respect to the Fund’s equity allocation, sector and security selection were the prime detractors from performance, more than offsetting modest gains from tactical equity allocations across countries. An overweight position in U.S. financials, particularly bank stocks, detracted from performance throughout most of the period. Following the presidential election, the performance of financials largely reversed course, as prospects for higher interest rates and more industry-friendly regulation restored investor optimism toward bank stocks.

•

An underweight position to equities within traditionally interest-rate sensitive sectors also detracted from performance, due to the broad market’s rotation out of defensive stocks throughout much of the period. Late in the period, prospects for higher rates put pressure on rate-sensitive “bond proxy” stocks, helping to reverse much of the earlier underperformance.

Describe recent portfolio activity.

•

Within equities, the Fund maintained its overweight position in U.S. banks and its underweight allocation to bond proxy stocks throughout the period. The decision to maintain these positions, despite their drag on performance during the first half of the period, led to the outperformance in the equity portion of the Fund during the second half.

•

Within fixed income, the Fund established an overweight position in U.S. investment grade credit in the middle of the period, expecting that overseas investor demand would support high-quality U.S. assets as credit spreads narrowed between high-quality and low-quality credit. Toward the end of the period, the Fund made a tactical shift to reduce portfolio duration, seeing the likelihood of upward pressure on U.S. interest rates from more hawkish central banks and a rise in inflation.

Describe portfolio positioning at period end.

•

Relative to the blended benchmark, the Fund ended the period overweight in equities relative to fixed income. Relative to the Russell 1000® Index, the Fund’s equity allocation was overweight in the financials, information technology, and consumer discretionary sectors, and was underweight in the telecommunications services, real estate, and utilities sectors.

•

Within fixed income, the Fund ended the period with overweight positions in non-agency and commercial MBS, collateralized loan obligations, and emerging markets debt. The Fund maintained underweight positions to U.S. Treasury securities and investment grade credit, European sovereign debt (particularly in the U.K., Germany, Belgium, and the Netherlands), corporate bonds, and securitized debt obligations.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
Common Stocks	58%
U.S. Government Sponsored Agency Securities	15
Corporate Bonds	8
U.S. Treasury Obligations	6
Investment Companies	5
Asset-Backed Securities	4
Non-Agency Mortgage-Backed Securities	2
Taxable Municipal Bonds	1
Foreign Government Obligations	1
Other [2]	—

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds, investments sold short, options written and TBA sale commitments.

[2]	Includes foreign agency obligations, other interests and preferred securities, all of which are less than 1%.

4	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

BlackRock Balanced Capital Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests in U.S. and foreign equity and fixed income securities of any maturity.

[2]	The Fund compares its performance to that of a customized weighted index comprised of the returns of the Russell 1000® Index (60%) and Bloomberg Barclays U.S. Aggregate Bond Index (40%).

[3]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

[4]

A widely recognized unmanaged market-weighted index comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Balanced Capital Portfolio	7.11%	8.65%	10.08%	5.42%
60% Russell 1000® Index/40% Bloomberg Barclays U.S. Aggregate Bond Index	3.73	8.37	9.71	6.30
Russell 1000® Index	8.01	12.05	14.69	7.08
Bloomberg Barclays U.S. Aggregate Bond Index	(2.53)	2.65	2.23	4.34

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Expenses Paid During the Period[7]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Ending Account Value December 31, 2016	Expenses Paid During the Period[7]
BlackRock Balanced Capital Portfolio	$1,000.00	$1,071.10	$2.66	$2.55	$1,000.00	$1,022.57	$2.59	$1,022.67	$2.49

[6]	Expenses are equal to the annualized expense ratio (0.51%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.49%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	5

Fund Summary as of December 31, 2016	BlackRock Capital Appreciation Portfolio

Investment Objective

BlackRock Capital Appreciation Portfolio’s (the “Fund”) investment objective is to seek long term growth of capital.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund returned 0.40%, underperforming its benchmark, the Russell 1000® Growth Index, which returned 7.08%, and the broad-market S&P 500® Index, which returned 11.96%. The following discussion of relative performance pertains to the Russell 1000® Growth Index.

What factors influenced performance?

•

After a strong finish to 2015, the Fund was not immune to the broader risk-off environment and momentum reversal that gripped markets at the start of 2016. Investors began the year favoring dividend stocks amid fears of negative interest rates, then broadly rotated to more traditional value stocks at the expense of growth/momentum names as the first quarter progressed. The rotation exacted the greatest toll on last year’s winners (regardless of sound fundamentals) and higher volatility stocks. Further challenging performance was the resilience of safe-haven assets as the low/negative interest rate environment continued to attract domestic and foreign investors to high-dividend segments in their quest for yield. Fund performance rebounded in the second and third quarters of the year, but the gains were offset by underperformance following the November election results when we saw another substantial rotation. Investors moved into stocks that might benefit more from an acceleration in economic growth and U.S. corporate tax reform, generally favoring cyclical and traditional value sectors such as financials and industrials. By contrast, best-in-class growth companies that performed strongly in recent months, particularly within information technology (“IT”), suffered as they appeared to be a source of funds for the reallocation.

•

Against this backdrop, the largest sector detractor in the 12 months was IT, with software and IT services accounting for the majority of the Fund’s relative underperformance. Consumer discretionary was an additional source of weakness, in particular media and specialty retail. Health care (biotechnology, life sciences tools & services) and consumer staples (beverages) were a drag as well. Conversely, financials exposure and an overweight to energy were the prime contributors to relative performance in the year. An underweight to real estate also benefited.

•

In stock specifics, TripAdvisor Inc. and Alliance Data Systems Corp. were among the top detractors. TripAdvisor underperformed amid a business model transition to first party booking that has taken much longer than the investment adviser expected. As a result, the company’s revenue growth continued to materially decelerate and its margins continued to contract. Earlier in the reporting period, the stock was also impacted by worries about the global economy and, specifically, global travel fundamentals following the terrorist attacks in Europe and fears about the Zika virus in Latin America.

Alliance Data Systems reported an in-line 2015 fourth quarter and reiterated 2016 guidance, but its guidance included slightly higher credit losses than previously forecasted due to 2015 coming in better than expected (the company is using the same end point in 2016). Given Alliance Data’s exposure to credit losses in a potential downturn and the higher increase in losses relative to 2015, the stock sold off primarily on macro worries. Both positions were exited by the end of the reporting period.

•

Positions in Vertex Pharmaceuticals Inc. and United Therapeutics Corp. also weighed. Both stocks underperformed amid the broader market rotation away from volatility, momentum and growth early in the year, which had a particularly negative impact on the biotechnology segment. Vertex shares were further pressured by several near-term downward estimate revisions on the company’s newly-launched drug Orkambi (though peak sales for the drug remained constant).

•

Conversely, UnitedHealth Group Inc. was the top contributor. Early in the reporting period, UnitedHealth may have outperformed on overall solid execution. The company continues to take share in each of its businesses, which suggests that it may have a sustainable differentiated product offering. Later, UnitedHealth announced 2017 earnings guidance that was meaningfully above consensus. The stock also rose with the prospects of lower taxes and more favorable regulations under the Trump administration.

•

Further contributions came from Tencent Holdings Ltd. and Facebook Inc. Tencent reported revenue growth and margins that exceeded expectations. In addition, user additions for the company’s mobile social networking platform Weixin accelerated, and its outlook was bullish. Facebook delivered a string of impressive earnings reports, wherein the company showed accelerating growth in its core platform and material progress with monetizing its emerging growth properties (Instagram, Facebook Messenger and WhatsApp).

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s weighting in the financials and industrials sectors increased, largely with respect to banks, electrical equipment and industrial conglomerates. Energy exposure increased as well. Reductions were made within IT, mainly hardware and internet software & services, and consumer staples, especially food & staples retailing. Health care also saw declines, in particular biotechnology and pharmaceuticals.

Describe portfolio positioning at period end.

•

As of period end, the Fund’s largest sector overweight relative to the Russell 1000® Growth Index was in financials, followed by IT and energy. Consumer staples and industrials were the largest portfolio underweights.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

6	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

BlackRock Capital Appreciation Portfolio

Portfolio Information

Sector Allocation	Percent of Net Assets

Information Technology	34%
Consumer Discretionary	21
Health Care	16
Financials	10
Industrials	8
Consumer Staples	4
Energy	3
Materials	2
Telecommunication Services	1
Real Estate	1
Short-Term Securities	1
Liabilities in Excess of Other Assets	(1)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	7

BlackRock Capital Appreciation Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in a diversified portfolio consisting primarily of common stock of U.S. companies that the investment advisor believes have shown above-average growth rates in earnings over the long term.

[2]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[3]

This unmanaged index measures the performance of the large cap growth segment of the U.S. equity universe and consists of those Russell 1000® securities with higher price-to-book ratios and higher forecasted growth values.

Performance Summary for the Period Ended December 31, 2016

		Average Annual Total Returns[4]
	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Capital Appreciation Portfolio	4.76%	0.40%	12.56%	7.15%
S&P 500® Index	7.82	11.96	14.66	6.95
Russell 1000® Growth Index	5.64	7.08	14.50	8.33

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[6]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[5]	Annualized Expense Ratio
BlackRock Capital Appreciation Portfolio	$1,000.00	$1,047.60	$2.73	$1,000.00	$1,022.47	$2.69	0.53%

[5]	Expenses are equal to the annualized net expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

8	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock Global Allocation Portfolio

Investment Objective

BlackRock Global Allocation Portfolio’s (the “Fund”) investment objective is to seek high total investment return.

Portfolio Management Commentary

How did the Fund perform?

•

For the 12-month period ended December 31, 2016, the Fund underperformed both its Reference Benchmark and the broad based all-equity benchmark, the FTSE World Index. The Reference Benchmark is comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-US Dollar World Government Bond Index. The Fund invests in both equities and bonds, and therefore, the Reference Benchmark provides a more accurate representation of the Fund’s composition and is a more comparable means for measurement. The following discussion of relative performance pertains to the Reference Benchmark. The following commentary (and referenced allocation percentages) are based on the economic exposures of the Fund, which reflect adjustments for futures, swaps and options (except with respect to fixed income securities), and convertible bonds, and may vary relative to the market value.

What factors influenced performance?

•

Within equities, an overweight to Japan and underweight to the United States detracted from performance. From a sector perspective, stock selection in information technology, telecommunication services (“telecom”), utilities, real estate, and consumer discretionary weighed on returns. Exposure to commodity-related securities and cash and cash equivalents also detracted. Finally, currency management, notably an overweight to the U.S. dollar, negatively impacted returns.

•	Within equities, stock selection and an overweight in energy, as well as an underweight and stock selection in financials, contributed to performance. Exposure to corporate bonds was also additive.

Describe recent portfolio activity.

•	During the 12-month period, the Fund’s overall equity allocation decreased from 58% to 57% of net assets. Within equities, the Fund increased exposure to the United States and Europe, and decreased exposure to Japan. From a sector perspective, the Fund increased exposure to consumer discretionary and financials, and decreased exposure to healthcare, telecom, consumer staples, and materials.

•	The Fund’s overall allocation to fixed income increased from 23% to 26% of net assets. Within fixed income, the Fund increased exposure to government bonds and decreased exposure to corporate bonds.

•	The Fund’s exposure to commodity-related securities increased from 1% to 3% of net assets.

•

Reflecting the above changes, the Fund’s cash and cash equivalent holdings decreased from 18% to 14% of net assets. During the 12-month period, the Fund’s cash position helped mitigate portfolio volatility and served as a source of funds for new investments.

Describe portfolio positioning at period end.

•

Relative to its Reference Benchmark, the Fund was underweight equities and fixed income, and overweight commodity-related securities and cash and cash equivalents. Within equities, the Fund was overweight Japan and Europe, and underweight the United States. Within Europe, the Fund was overweight France and the Netherlands, and underweight Switzerland and Ireland. From a sector perspective, the Fund was overweight consumer discretionary and financials, and underweight consumer staples. Within fixed income, the Fund was underweight developed market government bonds, and overweight corporate and convertible bonds. With respect to currency exposure, the Fund was overweight the U.S. dollar and underweight the Japanese yen, euro, British pound sterling, Australian dollar, and select emerging market and other European currencies.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Overall Asset Exposure

			Reference
	Percent of Fund’s Net Assets[1]		Benchmark[2]
Portfolio Composition	12/31/16	12/31/15	Percentage
U.S. Equities	28%	27%	35%
European Equities	14	14	13
Asia Pacific Equities	14	15	9
Other Equities	1	2	3
Total Equities	57	58	60
U.S. Dollar Denominated Fixed Income Securities	17	18	24
U.S. Issuers	13	14	—
Non-U.S. Issuers	4	4	—
Non-U.S. Dollar Denominated Fixed Income Securities	9	5	16
Total Fixed Income Securities	26	23	40
Commodity-Related Securities	3	1	—
Cash & Short-Term Securities	14	18	—

[1]	Exposure based on market value and adjusted for the economic value of futures, swaps and options (except with respect to fixed income securities), and convertible bonds.

[2]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% of the S&P 500 Index®; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index. Descriptions of these indexes are found on page 11 of this report to shareholders in the “Performance Summary” section.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	9

BlackRock Global Allocation Portfolio

Total Return Based on a $10,000 Investment

[1]	Assuming transaction costs, if any, and other operating expenses, including investment advisory fees. Does not include insurance-related fees and expenses.

[2]

The Fund invests in a portfolio of U.S. and foreign equity securities, debt and money market securities, the combination of which will be varied from time to time with respect to types of securities and markets in response to changing markets and economic trends.

[3]	This unmanaged capitalization-weighted index is comprised of 2,540 equities from 35 countries in 4 regions, including the United States.

[4]

The Reference Benchmark is an unmanaged weighted index comprised as follows: 36% S&P 500® Index; 24% FTSE World (ex-U.S.) Index; 24% BofA Merrill Lynch Current 5-Year U.S. Treasury Index; and 16% Citigroup Non-U.S. Dollar World Government Bond Index.

Performance Summary for the Period Ended December 31, 2016
		Average Annual Total Returns[5]
	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock Global Allocation Portfolio	3.95%	4.17%	6.12%	5.09%
FTSE World Index	6.99	8.65	10.36	4.32
Reference Benchmark	1.57	6.06	6.66	4.73
U.S. Stocks: S&P 500® Index[6]	7.82	11.96	14.66	6.95
Non-U.S. Stocks: FTSE World (ex-U.S.) Index[7]	5.91	4.82	5.94	1.62
U.S. Bonds: BofA Merrill Lynch Current 5-Year U.S. Treasury Index[8]	(3.65)	0.54	0.95	4.18
Non-U.S. Bonds: Citigroup Non-U.S. Dollar World Government Bond Index[9]	(10.30)	1.81	(1.94)	2.54

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

[6]	This unmanaged index covers 500 leading companies and captures approximately 80% coverage of available market capitalization.

[7]	An unmanaged capitalization-weighted index comprised of over 1,923 equities from 34 countries, excluding the United States.

[8]	This unmanaged index is designed to track the total return of the current coupon five-year U.S. Treasury bond.

[9]	This unmanaged market capitalization-weighted index tracks 22 government bond indexes, excluding the United States.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual				Hypothetical[12]
			Including Dividend Expense	Excluding Dividend Expense		Including Dividend Expense		Excluding Dividend Expense
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]	Expenses Paid During the Period[11]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[10]	Ending Account Value December 31, 2016	Expenses Paid During the Period[11]
BlackRock Global Allocation Portfolio	$1,000.00	$1,039.50	$2.97	$2.92	$1,000.00	$1,022.22	$2.95	$1,022.27	$2.90

[10]	Expenses are equal to the annualized expense ratio (0.58%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[11]	Expenses are equal to the annualized expense ratio (0.57%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[12]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

10	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock Government Money Market Portfolio

For the 12 Month Period Ended December 31, 2016

After seven years of near-zero interest rate policy, the Federal Open Market Committee (the “FOMC”) in a unanimous decision raised the target range for the federal funds rate by 25 basis points (0.25%) to 0.25% — 0.50% at its December 2015 meeting. The FOMC was clear in its expectation that the future removal of monetary accommodation would likely be gradual and dependent on incoming data. Following broader financial market turmoil in early 2016, the FOMC left rates unchanged for the majority of the year.

In late June the United Kingdom voted to leave the European Union. This led markets to factor in expectations that the FOMC would not resume its course of raising interest rates before 2018. Markets further reflected that investors anticipated the Bank of England and European Central Bank would turn more accommodative. Additionally, major credit rating agencies generally viewed the result of the “leave” decision unfavorably, assigning or maintaining a negative outlook on the United Kingdom, and in certain cases, downgrading the nation’s long-term credit rating by as much as two “notches” to AA.

October 14, 2016 represented the final compliance date of the SEC’s Rule 2a-7 money market reform, marking the completion of an effort that began over two years ago. While the movement of assets to government money market funds from prime funds was substantial at approximately $1 trillion since these reforms were announced, the defensive positioning of prime funds ensured that the process remained manageable. At the same time, fears that government money market funds would be unable to accommodate the large shift in assets were put to rest, in part due to increased issuance of treasury bills and higher-than-usual utilization of the Federal Reserve Bank of New York’s Reverse Repo Program.

After leaving rates unchanged for the majority of the year, the FOMC, at its December 14, 2016 meeting, announced a 0.25% increase in the target range for the federal funds rate to 0.50% — 0.75%. The decision to raise interest rates was unanimous, and widely expected. This was the first rate hike since December 2015 and only the second to occur in the United States since the global financial crisis which contributed to a prolonged period of near-zero interest rates. This further reduction in monetary accommodation is demonstrative of the FOMC’s conviction that the economy is on an upward trajectory. The FOMC continues to believe that the risks to the economic outlook in the near term are roughly balanced. Despite the nudging up of interest rates, the FOMC acknowledged that monetary policy remains accommodative.

The London Interbank Offered Rate (“LIBOR”) moved higher over the period in response to both speculation of another possible rate hike from the FOMC as well as money market reform, which created a shift in assets away from credit products into government products. The benchmark three-month LIBOR ended the period at 0.85% (rising over 20 basis points from the 0.63% March 31 level), which is over 50 basis points higher than it had been at the beginning of the year..

Past performance is no guarantee of future results. Index performance is shown for illustrative purposes only. You cannot invest directly in an index.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	11

BlackRock Government Money Market Portfolio

Investment Objective

BlackRock Government Money Market Portfolio’s (the “Fund”) investment objective is to seek to preserve capital, maintain liquidity and achieve the highest possible current income consistent with the foregoing.

Portfolio Information

Yields	7-Day SEC Yield	7-Day Yield
BlackRock Government Money Market Portfolio	0.06%	0.06%

Portfolio Composition	Percent of Net Assets
U.S. Government Sponsored Agency Obligations	69%
Repurchase Agreements	22
U.S. Treasury Obligations	9

Total	100%

The 7-Day SEC Yield may differ from the 7-Day Yield shown above due to the fact that the 7-Day SEC Yield excludes distributed capital gains.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[2]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[1]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[1]	Annualized Expense Ratio
BlackRock Government Money Market Portfolio	$1,000.00	$1,000.00	$2.26	$1,000.00	$1,022.87	$2.29	0.45%

[1]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[2]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

12	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock High Yield Portfolio

Investment Objective

BlackRock High Yield Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index.

What factors influenced performance?

•

Although the Fund delivered a strong absolute return in 2016, it underperformed its benchmark. The Fund’s underweight in the commodity-related sectors, specifically metals & mining and oil field services, was the largest detractor. A meaningful proportion of the Fund’s underweights in these areas stemmed from its underweights in many “fallen angels” that dropped into the high-yield space from investment-grade shortly before the market turned in mid-February. The Fund worked to reduce the extent of the underweight throughout the year through measured additions, which helped mitigate some of the underperformance. Security selection in the electric utilities and wireless industries — highlighted by underweight positions in Dynegy Inc. and Sprint Corp. — also detracted during the annual period.

•

Security selection in banking, finance companies and independent energy made a positive contribution to performance. The leading individual contributors in the three groups were overweight positions in Ally Financial, Inc., American Capital Ltd. and Whiting Petroleum Corp., respectively. The Fund’s general overweight in the independent energy industry also added value.

•

The Fund may utilize credit default swaps (“CDS”), high yield total returns swaps, high yield exchange traded funds and currency forward contracts. CDS are normally used as a strategy to manage risk, but are also used to express credit views and as a means to put capital to work in moving markets. On occasion, the Fund utilizes futures on the S&P 500® Index and Russell 2000® Index to manage portfolio beta and offset general market volatility. During the 12-month period, the Fund used derivatives to add risk quickly during the rally and to provide liquidity as necessary. The Fund’s exposure to derivatives had a negative impact on performance during the period.

Describe recent portfolio activity.

•

The Fund increased its exposure to the metals & mining, independent energy, and midstream industries. Although the Fund added to its energy exposure during the year, it remained underweight in the oil field services outside of its positions in some select, higher-quality issuers. Although the industry has rallied in tandem with the rest of the energy sector, oil field services companies generally require higher break-even levels than companies in the independent energy and midstream categories. The Fund also added to its weighting in the packaging industry, which tends to exhibit stability throughout various credit cycles. The Fund reduced its allocations to the electric utilities, banking, and pharmaceutical sectors throughout the year.

Describe portfolio positioning at period end.

•

The Fund’s general investment themes and core positions reflected the investment adviser’s views regarding issuer cash flows, firm or industry catalysts, and idiosyncratic factors. Leading issuer overweights included Altice USA (cable & satellite) and Freeport-McMoran Inc. (metals & mining).

•

Relative to the Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index, the Fund was underweight in BB rated credits (which are more interest-rate sensitive), overweight in single B issuers and moderately overweight in bonds rated CCC and below. The Fund remains underweight in the distressed part of the spectrum, focusing instead on select CCC-rated issues with improving credit positions and/or attractive yields.

•

In addition to bonds, the investment adviser sought opportunities in equity and equity-like instruments, such as preferred stocks and convertible bonds, to enhance the Fund’s total return profile. The Fund also implements a strategy to mitigate risk on a tactical basis when market conditions warrant.

•

The Fund maintained a strategic allocation to bank loans, which have little duration risk and, as senior secured instruments, help offset the Fund’s underweight in BB-rated bonds. (Duration is a measure of interest rate sensitivity.) The Fund has a slightly short duration relative to the benchmark overall, but this is not a core aspect of its strategy.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Credit Quality Allocations[1]	Percent of Total Investments[2]
BBB/Baa	5%
BB/Ba	36
B	44
CCC/Caa	8
N/R	7

[1]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service if ratings differ. These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[2]	Total Investments exclude short-term securities, options purchased and options written.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	13

BlackRock High Yield Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund invests primarily in non-investment grade bonds with maturities of ten years or less. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock High Income Portfolio.”

[2]

This unmanaged index is comprised of issues that meet the following criteria: at least $150 million par value outstanding; maximum credit rating of Ba1; at least one year to maturity; and no issuer represents more than 2% of the index.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[1,4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock High Yield Portfolio	5.46%	4.93%	6.91%	14.43%	7.33%	6.65%
Bloomberg Barclays U.S. Corporate High Yield 2% Issuer Capped Index	—	—	7.40	17.13	7.36	7.55

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example
	Actual			Hypothetical[7]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[6]	Annualized Expense Ratio
BlackRock High Yield Portfolio	$1,000.00	$1,069.10	$2.60	$1,000.00	$1,022.62	$2.54	0.50%

[6]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

14	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Fund Summary as of December 31, 2016	BlackRock Large Cap Core Portfolio

Investment Objective

BlackRock Large Cap Core Portfolio’s (the “Fund”) investment objective is to seek long-term growth of capital and income, and moderate current income.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund underperformed its benchmark, the Russell 1000® Index.

What factors influenced performance?

•

In sector terms, health care was the prime detractor from relative performance due to weakness in pharmaceuticals and, to a lesser extent, biotechnology. Consumer discretionary also weighed, in particular specialty retail and household durables, as did the Fund’s underweight exposure to telecommunication services and industrials. Helping to partially offset negative results was strong selection in financials, where banks were a standout. An underweight to real estate proved advantageous as well.

•

On a stock-specific basis, Teva Pharmaceutical Industries Ltd. was the largest single detractor. The stock underperformed amid concerns over exclusivity for the company’s key drug Copaxone, as well as broad pricing pressures in the generic segment throughout the year. Earlier in the period, concerns that the Allergan deal would be delayed also weighed on the stock. The deal ultimately closed, but it was considerably later than expected, thereby depriving Teva of capturing revenue from a high volume generic launch. Management’s turnover in the fourth quarter and a need to revise guidance twice over the last six months further contributed to negative sentiment.

•

Positions in CVS Health Corp. and Gilead Sciences Inc. were also a drag. CVS underperformed as the company lost a number of high-profile contracts to rival Walgreens (also a holding). While the value of any individual contract is small, investors were concerned that CVS’s advantage may be under threat as the UnitedHealth-Walgreens Boots Alliance partnership combines UnitedHealth’s PBM offering with Walgreens Boots Alliance’s convenient store locations, a combination previously unique to CVS. Later in the reporting period, the company lowered its long-term guidance, causing additional share weakness. The major reason behind lower growth rates is lost scripts due to a narrow network arrangement in favor of Walgreens and pharmacy reimbursement changes. Gilead continues to execute well in its HIV business segment, but is facing significant uncertainty in the HCV (Hepatitis C) business following several years of exceptional revenue growth. The investment adviser believes that, at current levels, Gilead shares are pricing in significant revenue declines in HCV and is comfortable owning shares for eventual stabilization in the HCV segment and a likely deployment of cash toward value-creating business development opportunities.

•

The top individual contributors in the 12 months were Bank of America Corp. and JPMorgan Chase & Co. The stocks outperformed most notably in the second half of the reporting period on strong earnings reports led by solid fee-based revenue performance (trading, payments & mortgage), as well as the increased likelihood of a December rate hike. Bank holdings’ strong price momentum continued (even accelerated) following the election of Donald Trump as investors positioned for improving future earnings power driven by higher economic growth, inflation, corporate tax reform, and interest rates (the Fed ultimately raised rates), as well as a softening of regulations that could lead to accelerating capital returns and potentially lower legal & compliance costs.

•

Consumer finance name SLM also added value. Shares outperformed as the “bear case” scenario of government subsidized tuition plans, as proposed by the Clinton campaign, was eliminated with a Trump victory. Moreover, Trump has proposed restoring private sector participation in student financing, which holds the potential to materially expand the market for private student loans, where SLM holds a dominant 50%+ market share.

Describe recent portfolio activity.

•

Due to a combination of portfolio trading activity and market movement during the 12-month period, the Fund’s exposure to the energy sector increased, particularly within oil, gas & consumable fuels. Exposure to materials and information technology (“IT”) increased as well. The largest reduction was in health care, largely with respect to providers & services. Consumer discretionary exposure also declined.

Describe portfolio positioning at period end.

•

Relative to the Russell 1000® Index, the Fund ended the period with its largest sector overweight in IT, followed by consumer discretionary and financials. Industrials, real estate and telecommunication services were the most underweighted sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	15

BlackRock Large Cap Core Portfolio

Portfolio Information

Sector Allocation	Percent of Net Assets
Information Technology	25%
Financials	17
Consumer Discretionary	15
Health Care	14
Consumer Staples	8
Energy	7
Industrials	6
Materials	4
Utilities	1
Short-Term Securities	6
Liabilities in Excess of Other Assets	(3)

For Fund compliance purposes, the Fund’s sector classifications refer to one or more of the sector sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine sector sub classifications for reporting ease.

16	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

BlackRock Large Cap Core Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. Under normal circumstances, the Fund invests at least 80% of its assets in a diversified portfolio of equity securities, primarily common stocks, of large capitalization companies included at the time of purchase in the Russell 1000® Index.

[2]

The index measures the performance of the large cap segment of the U.S. equity universe. It is a subset of the Russell 3000® Index and includes approximately 1,000 of the largest securities based on a combination of their market capitalization and current index membership. The index represents approximately 92% of the total market capitalization of the Russell 3000® Index.

Performance Summary for the Period Ended December 31, 2016

		Average Annual Total Returns[3]
	6-Month Total Returns[3]	1 Year	5 Years	10 Years
BlackRock Large Cap Core Portfolio	12.90%	10.69%	13.76%	5.92%
Russell 1000® Index	8.01	12.05	14.69	7.08

[3]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual			Hypothetical[5]
	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[4]	Beginning Account Value July 1, 2016	Ending Account Value December 31, 2016	Expenses Paid During the Period[4]	Annualized Expense Ratio
BlackRock Large Cap Core Portfolio	$1,000.00	$1,129.00	$2.68	$1,000.00	$1,022.62	$2.54	0.50%

[4]	Expenses are equal to the annualized expense ratio, multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[5]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	17

Fund Summary as of December 31, 2016	BlackRock Total Return Portfolio

Investment Objective

BlackRock Total Return Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund returned 2.95%, outperforming its benchmark, the Bloomberg Barclays U.S. Aggregate Bond Index, which returned 2.65%.

What factors influenced performance?

•

Positive performance for the year was driven by allocations to U.S. securitized assets including commercial mortgage-backed securities, asset-backed securities and non-agency residential mortgage-backed securities (“MBS”). An underweight to agency MBS within the securitized allocation also added to performance relative to the benchmark. Out-of-benchmark exposure to emerging market bonds, high yield corporates, and Treasury inflation protected securities contributed positively. Finally, security selection within investment grade corporate bonds helped returns.

•

The principal detractors from performance included underweight exposure to investment grade credit in early 2016. The Fund’s management of currency exposures was also a negative contributor to performance. Late in the period, the Fund’s out-of-benchmark exposure to municipals detracted.

Describe recent portfolio activity.

•

The Fund entered 2016 positioned relatively defensively on the view that the risk of extreme events was elevated. Nonetheless, the rapid deterioration of conditions around China, oil prices and European banks and the impact on financial markets was beyond expectations. A defensive posture helped to limit portfolio losses versus the benchmark for the first several weeks of 2016. Beginning in the middle of February, markets rallied on the outlook for delayed rate normalization by the Federal Reserve and dramatic action by leading overseas central banks. The Fund initially maintained a cautious stance as the risk of a Chinese currency devaluation and severe market reaction remained, despite efforts on the part of central banks globally to coordinate monetary policy support. As February drew to a close, the Fund began adding exposure to credit sectors, including high yield bonds, investment grade corporates and securitized assets. In addition, select exposure to emerging markets was implemented.

•

As the period progressed, the Fund reduced overall portfolio duration (and corresponding sensitivity to interest rate changes), and repositioned in expectation of the yield curve steepening. The Fund also increased exposure to Treasury inflation protected securities, benefiting performance after the U.S. presidential election as the market began to price in possible fiscal initiatives, tax cuts and other new policies. As rates rose in November and December, exposure to investment grade credit and securitized assets was trimmed. In addition, the Fund’s municipal position was reduced on post-election uncertainties around tax policy. Finally, the Fund’s exposure to emerging market risk was scaled back late in the period.

Describe portfolio positioning at period end.

•

The Fund ended the period positioned with an underweight duration stance and in anticipation of a modest steepening of the yield curve. The Fund was underweight in investment grade credit while maintaining out-of-benchmark exposure to high yield credit. The Fund remained overweight in securitized sectors.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	37%
U.S. Treasury Obligations	22
Corporate Bonds	20
Asset-Backed Securities	10
Non-Agency Mortgage-Backed Securities	6
Taxable Municipal Bonds	3
Foreign Government Obligations	2
Other [2]	—

[1]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

[2]	Includes foreign agency obligations, other interests and preferred securities, all of which are less than 1%.

Credit Quality Allocation[3]	Percent of Total Investments[4]
AAA/Aaa[5]	65%
AA/Aa	5
A	11
BBB/Baa	11
BB/Ba	1
B	1
CCC/Caa	1
CC/Ca	1
N/R	4

[3]

For financial reporting purposes, credit quality ratings shown above reflect the highest rating assigned by either Standard & Poor’s (“S&P”) or Moody’s Investors Service (“Moody’s”). These rating agencies are independent, nationally recognized statistical rating organizations and are widely used. Investment grade ratings are credit ratings of BBB/Baa or higher. Below investment grade ratings are credit ratings of BB/Ba or lower. Investments designated N/R are not rated by either rating agency. Unrated investments do not necessarily indicate low credit quality. Credit quality ratings are subject to change.

[4]	Total Investments exclude short-term securities, options purchased, borrowed bonds, options written and TBA sale commitments.

[5]

The investment adviser evaluates the credit quality of unrated investments based upon certain factors including, but not limited to, credit ratings for similar investments and financial analysis of sectors, individual investments and/or issuers. Using this approach, the investment advisor has deemed unrated U.S. Government Sponsored Agency Securities and U.S. Treasury Obligations to be of similar credit quality as investments rated AAA/Aaa.

18	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

BlackRock Total Return Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80%, and typically invests 90% or more, of its assets in fixed-income securities such as corporate bonds and notes, mortgage-backed securities, asset-backed securities, convertible securities, preferred securities and government obligations.

[2]

A widely recognized unmanaged market-weighted index, comprised of investment-grade corporate bonds rated BBB or better, mortgages and U.S. Treasury and U.S. Government agency issues with at least one year to maturity.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[4]
	Standardized 30-Day Yield[3]	Unsubsidized 30-Day Yield[3]	6-Month Total Returns[4]	1 Year	5 Years	10 Years
BlackRock Total Return Portfolio	2.66%	2.16%	(2.03)%	2.95%	3.32%	4.16%
Bloomberg Barclays U.S. Aggregate Bond Index	—	—	(2.53)	2.65	2.23	4.34

[3]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[4]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[7]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning	Ending			Beginning	Ending		Ending
	Account Value	Account Value	Expenses	Expenses	Account Value	Account Value	Expenses	Account Value	Expenses
	July 1,	December 31,	Paid During	Paid During	July 1,	December 31,	Paid During	December 31,	Paid During
	2016	2016	the Period[5]	the Period[6]	2016	2016	the Period[5]	2016	the Period[6]

BlackRock Total Return Portfolio	$1,000.00	$979.70	$2.94	$2.49	$1,000.00	$1,022.17	$3.00	$1,022.62	$2.54

[5]	Expenses are equal to the annualized expense ratio (0.59%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[6]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	19

Fund Summary as of December 31, 2016	BlackRock U.S. Government Bond Portfolio

Investment Objective

BlackRock U.S. Government Bond Portfolio’s (the “Fund”) investment objective is to seek to maximize total return, consistent with income generation and prudent investment management.

Portfolio Management Commentary

How did the Fund perform?

•	For the 12-month period ended December 31, 2016, the Fund returned 1.54%, outperforming its benchmark, the Bloomberg Barclays U.S. Government/Mortgage Index, which returned 1.31%.

What factors influenced performance?

•

The principal positive contributors to performance were allocation-based strategies within securitized assets such as commercial mortgage-backed securities (“CMBS”) and asset-backed securities. These segments benefited as the global search for yield and limited supply created a favorable technical backdrop and the fundamentals around the U.S. consumer, housing and commercial real estate continued to strengthen. Selection within both 15-year and 30-year residential mortgage-backed securities (“MBS”) also added value, as a bias toward higher coupons in September benefited from waning prepayment concerns. Allocations to high-quality, longer-duration agency collateralized mortgage obligations also contributed to performance. Finally, positioning with respect to global interest rates and currencies added to performance.

•

Detractors from performance included the Fund’s allocation to U.S. Treasuries and positioning along the Treasury yield curve. Positioning with respect to Treasury inflation protected securities also constrained performance relative to the benchmark. Finally, the Fund’s use of interest rate swaps detracted. Specifically, the Fund held fixed-rate payer positions (with a corresponding right to receive payments based upon a floating rate index) designed to benefit from an upward move in shorter-term rates. This position declined in value as interest rates fell over much of the period.

Describe recent portfolio activity.

•

During the 12-month period, the Fund moved from a slight duration overweight (and corresponding sensitivity to changes in interest rates) to an underweight duration relative to the benchmark. The Fund added modestly to its allocations to agency MBS and CMBS, while decreasing exposure to U.S. Treasuries.

Describe portfolio positioning at period end.

•

The Fund closed the 12-month period slightly overweight agency MBS relative to the benchmark, with a significant allocation to high quality, specified pools. The Fund maintained significant allocations to securitized assets, preferring interest only positions within CMBS and agency MBS, as well as single asset/single borrower deals within CMBS. The Fund closed the period underweight in duration relative to the benchmark.

The views expressed reflect the opinions of BlackRock as of the date of this report and are subject to change based on changes in market, economic or other conditions. These views are not intended to be a forecast of future events and are no guarantee of future results.

Portfolio Information

Portfolio Composition	Percent of Total Investments[1]
U.S. Government Sponsored Agency Securities	55%
U.S. Treasury Obligations	38
Non-Agency Mortgage-Backed Securities	4
Asset-Backed Securities	3
Other[2]	—

[1]	Total Investments exclude short-term securities, options purchased, options written, borrowed bonds and TBA sale commitments.
[2]	Includes corporate bonds and foreign agency obligations, both of which are less than 1%.

20	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

BlackRock U.S. Government Bond Portfolio

Total Return Based on a $10,000 Investment

[1]

Assuming transaction costs and other operating expenses, including investment advisory fees, if any. Does not include insurance-related fees and expenses. The Fund, under normal circumstances, will invest at least 80% of its assets in bonds that are issued or guaranteed by the U.S. Government and its agencies. The Fund’s total returns prior to October 1, 2011 are the returns of the Fund when it followed a different investment objective and different investment strategies under the name “BlackRock Government Income Portfolio.”

[2]	This index measures debt issued by the U.S. Government, and its agencies, as well as mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac.

[3]	This unmanaged index includes the mortgage-backed pass-through securities of Ginnie Mae, Fannie Mae and Freddie Mac that meet certain maturity and liquidity criteria.

Performance Summary for the Period Ended December 31, 2016

				Average Annual Total Returns[1,5]
	Standardized 30-Day Yield[4]	Unsubsidized 30-Day Yield[4]	6-Month Total Returns[5]	1 Year	5 Years	10 Years
BlackRock U.S. Government Bond Portfolio	1.74%	1.32%	(2.63)%	1.54%	1.48%	3.32%
Bloomberg Barclays U.S. Government/Mortgage Index	—	—	(2.90)	1.31	1.57	4.04
Bloomberg Barclays U.S. Mortgage-Backed Securities Index	—	—	(1.39)	1.67	2.06	4.28

[4]	The standardized 30-day yield includes the effects of any waivers and/or reimbursements. The unsubsidized 30-day yield excludes the effects of any waivers and/or reimbursements.

[5]

Cumulative and average annual total returns are based on changes in net asset value for the periods shown and assume reinvestment of all distributions at net asset value on the ex-dividend/payable date. Insurance-related fees and expenses are not reflected in these returns.

Past performance is not indicative of future results. Performance results do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

Performance results may include adjustments made for financial reporting purposes in accordance with U.S. generally accepted accounting principles.

Expense Example

	Actual				Hypothetical[8]
			Including Interest Expense	Excluding Interest Expense		Including Interest Expense		Excluding Interest Expense
	Beginning	Ending			Beginning	Ending		Ending
	Account Value	Account Value	Expenses	Expenses	Account Value	Account Value	Expenses	Account Value	Expenses
	July 1,	December 31,	Paid During	Paid During	July 1,	December 31,	Paid During	December 31,	Paid During
	2016	2016	the Period[6]	the Period[7]	2016	2016	the Period[6]	2016	the Period[7]

BlackRock U.S. Government Bond Portfolio	$1,000.00	$973.70	$2.68	$2.48	$1,000.00	$1,022.42	$2.75	$1,022.62	$2.54

[6]	Expenses are equal to the annualized expense ratio (0.54%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[7]	Expenses are equal to the annualized expense ratio (0.50%), multiplied by the average account value over the period, multiplied by 184/366 (to reflect the one-half year period shown).

[8]	Hypothetical 5% annual return before expenses is calculated by prorating the number of days in the most recent fiscal half year divided by 366.

     See “Disclosure of Expenses” on page 22 for further information on how expenses were calculated.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	21

The Benefits and Risks of Leveraging

The Funds may utilize leverage to seek to enhance returns and net asset value (“NAV”). However, these objectives cannot be achieved in all interest rate environments.

The Funds may utilize leverage by entering into reverse repurchase agreements.

In general, the concept of leveraging is based on the premise that the financing cost of leverage, which is based on short-term interest rates, is normally lower than the income earned by each Fund on its longer-term portfolio investments purchased with the proceeds from leverage. To the extent that the total assets of each Fund (including the assets obtained from leverage) are invested in higher-yielding portfolio investments, the Funds’ shareholders benefit from the incremental net income.

The interest earned on securities purchased with the proceeds from leverage is distributed to the Funds’ shareholders, and the value of these portfolio holdings is reflected in the Funds’ per share NAV. However, in order to benefit shareholders, the return on assets purchased with leverage proceeds must exceed the ongoing costs associated with the leverage. If interest and other ongoing costs of leverage exceed a Fund’s return on assets purchased with leverage proceeds, income to shareholders is lower than if the Funds had not used leverage.

Furthermore, the value of each Fund’s portfolio investments generally varies inversely with the direction of long-term interest rates, although other factors can also influence the value of portfolio investments. As a result, changes in interest rates can influence each Fund’s NAV positively or negatively in addition to the impact on each Fund’s performance from leverage. Changes in the direction of interest rates are difficult to predict accurately, and there is no assurance that a Fund’s leveraging strategy will be successful.

The use of leverage also generally causes greater changes in each Fund’s NAV and dividend rates than comparable portfolios without leverage. In a declining market, leverage is likely to cause a greater decline in the NAV of a Fund’s shares than if the Fund were not leveraged. In addition, each Fund may be required to sell portfolio securities at inopportune times or at distressed values in order to comply with regulatory requirements applicable to the use of leverage or as required by the terms of the leverage instruments, which may cause the Funds to incur losses. The use of leverage may limit a Fund’s ability to invest in certain types of securities or use certain types of hedging strategies. Each Fund incurs expenses in connection with the use of leverage, all of which are borne by the Funds’ shareholders and may reduce income.

Disclosure of Expenses

Shareholders of these Funds may incur the following charges: (a) transactional expenses, such as sales charges; and (b) operating expenses, including investment advisory fees, service and distribution fees, including 12b-1 fees, acquired fund fees and expenses, and other fund expenses. The expense examples on previous pages (which are based on a hypothetical investment of $1,000 invested on July 1, 2016 and held through December 31, 2016) are intended to assist shareholders both in calculating expenses based on an investment in each Fund and in comparing these expenses with similar costs of investing in other mutual funds.

The expense examples provide information about actual account values and actual expenses. In order to estimate the expenses a shareholder paid during the period covered by this report, shareholders can divide their account value by $1,000 and then multiply the result by the number corresponding to their Fund under the headings entitled “Expenses Paid During the Period.”

The expense examples also provide information about hypothetical account values and hypothetical expenses based on a Fund’s actual expense ratio and an assumed rate of return of 5% per year before expenses. In order to assist shareholders in comparing the ongoing expenses of investing in these Funds and other funds, compare the 5% hypothetical examples with the 5% hypothetical examples that appear in shareholder reports of other funds.

The expenses shown in the expense examples are intended to highlight shareholders’ ongoing costs only and do not reflect any transactional expenses, such as sales charges, if any. Therefore, the hypothetical examples are useful in comparing ongoing expenses only, and will not help shareholders determine the relative total expenses of owning different funds. If these transactional expenses were included, shareholder expenses would have been higher.

22	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Derivative Financial Instruments

The Funds may invest in various derivative financial instruments. These instruments are used to obtain exposure to a security, commodity, index, market, and/or other asset without owning or taking physical custody of securities, commodities and/or other referenced assets or to manage market, equity, credit, interest rate, foreign currency exchange rate, commodity and/or other risks. Derivative financial instruments may give rise to a form of economic leverage and involve risks, including the imperfect correlation between the value of a derivative financial instrument and the underlying asset, possible default of the counterparty to the transaction or illiquidity of the instrument. The Funds’ successful use of a derivative financial instrument depends on the investment adviser’s ability to predict pertinent market movements accurately, which cannot be assured. The use of these instruments may result in losses greater than if they had not been used, may limit the amount of appreciation a Fund can realize on an investment and/or may result in lower distributions paid to shareholders. The Funds’ investments in these instruments, if any, are discussed in detail in the Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	23

Schedule of Investments December 31, 2016	BlackRock Balanced Capital Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class BR, 3.32%, 9/20/23 (a)(b)	USD	250	$249,988
ACE Securities Corp. Home Equity Loan Trust, Series 2007-HE4, Class A2A, 0.89%, 5/25/37 (b)		55	17,759
Adirondack Park CLO Ltd., Series 2013-1A, Class B, 2.88%, 4/15/24 (a)(b)		250	250,213
Ajax Mortgage Loan Trust, Series 2016-B, Class A, 4.00%, 9/25/65 (a)(c)		96	95,356
ALM XIV Ltd.:
Series 2014-14A, Class A1, 2.32%, 7/28/26 (a)(b)		250	250,236
Series 2014-14A, Class B, 3.84%, 7/28/26 (a)(b)		250	247,839
AMMC CLO 18 Ltd., Series 2016-18A, Class AL1, 2.51%, 5/26/28 (a)(b)		100	100,375
Anchorage Capital CLO Ltd., Series 2013-1A, Class A2A, 2.63%, 7/13/25 (a)(b)		250	247,708
Apidos CLO XII, Series 2013-12A, Class A, 1.98%, 4/15/25 (a)(b)		500	499,050
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.24%, 9/15/26 (a)(b)		100	100,000
ARES IIIR/IVR CLO Ltd., Series 2007-3RA, Class A2, 1.10%, 4/16/21 (a)(b)		51	51,395
Argent Mortgage Loan Trust, Series 2005-W1, Class A2, 1.00%, 5/25/35 (b)		107	84,514
Atlas Senior Loan Fund IV Ltd., Series 2013-2A, Class A1L, 2.41%, 2/17/26 (a)(b)		250	250,050
Atlas Senior Loan Fund V Ltd., Series 2014-1A, Class BR, 2.87%, 7/16/26 (a)(b)		250	250,000
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		89	88,448
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		97	97,939
Babson CLO Ltd., Series 2013-IA, Class A, 1.98%, 4/20/25 (a)(b)		250	249,843
Battalion CLO IV Ltd., Series 2013-4A, Class A1, 2.28%, 10/22/25 (a)(b)		250	250,325

Asset-Backed Securities		Par (000)	Value
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (a)(c)	USD	106	$105,025
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/29/31 (a)(c)		255	254,283
Bayview Opportunity Master Fund IIIB RPL Trust, Series 2015-3, Class A1, 3.62%, 4/28/30 (a)(c)		26	26,267
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		53	24,471
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		49	23,468
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		84	42,447
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE7, Class 1A2, 0.93%, 9/25/36-1/25/37 (b)		323	316,946
Series 2006-HE9, Class 2A, 0.90%, 11/25/36-3/25/37 (b)		227	187,021
Series 2007-HE1, Class 21A2, 0.92%, 1/25/37 (b)		68	62,742
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.78%, 1/25/36 (b)		27	26,203
BlueMountain CLO Ltd., Series 2013-3A, Class A, 2.29%, 10/29/25 (a)(b)		250	250,223
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.88%, 10/25/36 (b)		88	54,135
Series 2006-FRE2, Class A3, 0.92%, 10/25/36 (b)		174	117,116
Series 2006-NC5, Class A5, 0.82%, 1/25/37 (b)		59	46,960
Series 2007-FRE1, Class A2, 0.96%, 2/25/37 (b)		53	51,048
Series 2007-HE1, Class A2, 0.91%, 6/25/37 (b)		66	60,908
C-BASS Trust, Series 2007-CB5, Class A2, 0.75%, 4/25/37 (b)		70	51,509
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		35	34,878

Portfolio Abbreviations
ABS	Asset-Backed Security	EURIBOR	Euro Interbank Offered Rate	PCL	Public Company Limited
ADR	American Depositary Receipts	FKA	Formerly Known As	PIK	Payment-in-kind
AED	Emirati Dirham	FTSE	Financial Times Stock Exchange	PLN	Polish Zloty
AKA	Also Known As	GBP	British Pound	RB	Revenue Bonds
AMBAC	AMBAC Assurance Corp.	GO	General Obligation Bonds	REIT	Real Estate Investment Trust
AUD	Australian Dollar	IDR	Indonesian Rupiah	RON	Romanian Leu
BRL	Brazilian Real	JIBAR	Johannesburg Interbank Agreed Rate	RPI	Retail Price Index
BZDIOVER	Overnight Brazil CETIP -	INR	Indian Rupee	RUB	Russian Ruble
	Interbank Rate	JPY	Japanese Yen	S&P	Standard & Poor’s
CAD	Canadian Dollar	KRW	South Korean Won	SGD	Singapore Dollar
CDO	Collateralized Debt Obligation	LIBOR	London Interbank Offered Rate	SGX	Singapore Exchange Ltd.
CLO	Collateralized Loan Obligation	MSCI	Morgan Stanley Capital International	SPDR	Standard & Poor’s
CLP	Chilean Peso	MXIBTIIE	Mexico Interbank TIIE 28 Day		Depositary Receipts
CNH	Chinese Yuan Offshore	MXN	Mexican Peso	TBA	To Be Announced
CVA	Certification Van Aandelon	NOK	Norwegian Krone	TOPIX	Tokyo Price Index
	(Dutch Certificate)	NVDR	Non-Voting Depository Receipts	TRY	Turkish Lira
ETF	Exchange-Traded Fund	NZD	New Zealand Dollar	TWD	Taiwan New Dollar
EUR	Euro	OTC	Over-the-counter	USD	US Dollar
				ZAR	South African Rand

See Notes to Financial Statements.

24	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
CIFC Funding Ltd.:
Series 2013-1A, Class A2, 2.78%, 4/16/25 (a)(b)	USD	250	$248,897
Series 2014-2A, Class A1L, 2.41%, 5/24/26 (a)(b)		480	481,008
Series 2014-5A, Class A1R, 2.26%, 1/17/27 (a)(b)		250	250,000
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.84%, 8/25/36 (b)		90	69,876
Conseco Finance Securitizations Corp.:
Series 2000-4, Class A5, 7.97%, 3/01/25		97	55,016
Series 2000-4, Class A6, 8.31%, 5/01/32 (b)		43	25,674
Series 2000-5, Class A6, 7.96%, 5/01/31		43	30,931
Conseco Financial Corp., Series 1998-8, Class A1, 6.28%, 9/01/30		38	39,846
Countrywide Asset-Backed Certificates:
Series 2006-8, Class 2A3, 0.92%, 1/25/46 (b)		73	69,119
Series 2006-S3, Class A4, 6.40%, 1/25/29 (d)		29	28,686
Series 2006-SPS1, Class A, 0.98%, 12/25/25 (b)		5	5,400
Credit Suisse First Boston Mortgage Securities Corp., Series 2001-MH29, Class B1, 8.10%, 9/25/31 (b)		30	32,975
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		35	34,635
Series 2006-S5, Class A5, 6.16%, 6/25/35		21	19,791
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		20	20,121
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1.00%, 12/15/33 (a)(b)		48	41,213
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.88%, 5/15/35 (b)		37	31,663
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		289	287,933
Eastland CLO Ltd., Series 2007-1A, Class A2A, 1.12%, 5/01/22 (a)(b)		36	36,207
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		115	115,390
GSAMP Trust, Series 2007-H1, Class A1B, 0.96%, 1/25/47 (b)		34	22,572
GT Loan Financing I Ltd., Series 2013-1A, Class A, 2.16%, 10/28/24 (a)(b)		280	279,945
Highbridge Loan Management Ltd., Series 2012-1AR, Class A2R, 3.25%, 9/20/22 (a)(b)		250	250,328
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		205	86,950
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.06%, 4/15/36 (b)		56	50,630
Invitation Homes Trust, Series 2014-SFR2, Class A, 1.84%, 9/17/31 (a)(b)		97	97,332
KKR Financial CLO Ltd., Series 2013-1A, Class A1, 2.03%, 7/15/25 (a)(b)		500	498,524
LCM XI LP, Series 11A, Class B, 3.03%, 4/19/22 (a)(b)		250	249,991
Lehman ABS Manufactured Housing Contract Trust:
Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		130	139,844

Asset-Backed Securities		Par (000)	Value
Series 2001-B, Class M2, 7.17%, 4/15/40 (b)	USD	24	$17,683
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		181	182,623
Long Beach Mortgage Loan Trust:
Series 2006-10, Class 2A4, 0.98%, 11/25/36 (b)		18	8,152
Series 2006-2, Class 2A3, 0.95%, 3/25/46 (b)		348	157,762
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.36%, 12/25/34 (b)		78	72,359
MSCC Heloc Trust, Series 2007-1, Class A, 0.71%, 12/25/31 (b)		4	3,746
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.45%, 10/17/44 (a)(b)		250	237,297
Series 2015-AA, Class A3, 2.40%, 11/15/30 (a)(b)		103	105,767
Series 2016-AA, Class A2B, 2.85%, 12/15/45 (a)(b)		180	188,555
Series 2016-AA, Class B, 3.50%, 12/16/58 (a)(b)		100	89,412
Northwoods Capital IX Ltd., Series 2012-9A, Class A, 2.30%, 1/18/24 (a)(b)		260	260,284
Oakwood Mortgage Investors, Inc., Series 2001-D, Class A4, 6.93%, 9/15/31 (b)		16	14,312
Octagon Investment Partners XVI Ltd., Series 2013-1A, Class A, 2.00%, 7/17/25 (a)(b)		305	303,505
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.19%, 8/23/24 (a)(b)		285	284,677
OneMain Financial Issuance Trust, Series 2014-2A, Class D, 5.31%, 9/18/24 (a)		100	100,428
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.00%, 10/30/27 (a)(b)		250	250,000
OZLM Funding III Ltd., Series 2013-3A, Class BR, 3.70%, 1/22/29 (a)(b)		250	250,000
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.03%, 7/22/25 (a)(b)		495	494,257
OZLM VII Ltd., Series 2014-7A, Class A2A, 2.93%, 7/17/26 (a)(b)		250	249,939
Pretium Mortgage Credit Partners I LLC, Series 2015-NPL4, Class A1, 4.38%, 11/27/30 (a)(c)		217	218,766
Progress Residential Trust:
Series 2016-SFR1, Class E, 4.59%, 9/17/33 (a)(b)		100	101,771
Series 2016-SFR2, Class E, 4.09%, 1/17/34 (a)(b)		100	99,558
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.09%, 11/25/45 (a)(b)		33	32,544
Scholar Funding Trust, Series 2013-A, Class A, 1.24%, 1/30/45 (a)(b)		376	359,480
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 1.16%, 6/15/21-6/15/23 (b)		177	172,878
Series 2004-B, Class A3, 1.29%, 3/15/24 (b)		225	216,452
Series 2006-C, Class A4, 1.13%, 3/15/23 (b)		21	21,039
SLM Private Education Loan Trust:
Series 2011-B, Class A3, 2.95%, 6/16/42 (a)(b)		400	416,174
Series 2013-C, Class B, 3.50%, 6/15/44 (a)(b)		500	500,771

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	25

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Asset-Backed Securities		Par (000)	Value
SMB Private Education Loan Trust:
Series 2015-B, Class A3, 2.45%, 5/17/32 (a)(b)	USD	100	$103,611
Series 2016-A, Class A2A, 2.70%, 5/15/31 (a)		100	99,281
Series 2016-A, Class A2B, 2.20%, 5/15/31 (a)(b)		120	123,126
Series 2016-B, Class A2A, 2.43%, 2/17/32 (a)		100	97,845
Series 2016-B, Class A2B, 2.15%, 2/17/32 (a)(b)		100	102,392
SoFi Professional Loan Program LLC, Series 2015-D, Class A2, 2.72%, 10/27/36 (a)		75	74,795
Sound Point CLO XII Ltd., Series 2016-2A, Class A, 2.54%, 10/20/28 (a)(b)		250	250,472
Sound Point CLO XIV Ltd., Series 2016-3A, Class C, 3.53%, 1/23/29 (a)(b)		250	247,750
Springleaf Funding Trust, Series 2015-AA, Class B, 3.62%, 11/15/24 (a)		320	320,095
Structured Asset Investment Loan Trust, Series 2004-8, Class M4, 2.08%, 9/25/34 (b)		57	50,164
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.89%, 1/25/35 (b)		93	85,571
SWAY Residential Trust, Series 2014-1, Class A, 2.04%, 1/17/32 (a)(b)		253	253,537
Symphony CLO XII Ltd.:
Series 2013-12A, Class A, 2.18%, 10/15/25 (a)(b)		380	378,638
Series 2013-12A, Class C, 3.63%, 10/15/25 (a)(b)		250	250,000
TICP CLO III Ltd., Series 2014-3A, Class B1, 3.23%, 1/20/27 (a)(b)		250	249,991
U.S. Residential Opportunity Fund II Trust:
Series 2016-2II, Class A, 3.47%, 8/27/36 (a)(c)		128	127,517
Series 2016-3II, Class A, 3.60%, 10/27/36 (a)(c)		98	98,117
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36-8/27/36 (a)(c)		496	493,427
Series 2016-3III, Class A, 3.60%, 10/27/36 (a)(c)		189	188,355
U.S. Residential Opportunity Fund IV Trust:
Series 2016-1IV, Class A, 3.47%, 7/27/36-8/27/36 (a)(c)		310	308,371
Series 2016-3IV, Class A, 3.60%, 10/27/36 (a)(c)		217	215,967
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.33%, 1/15/27 (a)(b)		250	250,000
VOLT XLV LLC, Series 2016-NPL5, Class A1, 4.00%, 5/25/46 (a)(c)		81	80,657
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		335	335,403
Voya CLO Ltd.:
Series 2012-2A, Class BR, 2.83%, 10/15/22 (a)(b)		250	250,000
Series 2013-3A, Class A1, 2.33%, 1/18/26 (a)(b)		250	249,990
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.89%, 7/25/37 (a)(b)		92	81,523

Asset-Backed Securities		Par (000)	Value
WVUE, Series 2015-1A, Class A, 4.50%, 9/25/20 (a)(c)	USD	55	$55,984
Ziggurat CLO I Ltd., Series 2014-1A, Class A1, 2.46%, 10/17/26 (a)(b)		515	518,039
Total Asset-Backed Securities — 4.1%			20,067,994

Common Stocks		Shares
Aerospace & Defense — 0.7%
Huntington Ingalls Industries, Inc.		798	146,984
L-3 Communications Holdings, Inc.		9,385	1,427,552
Raytheon Co.		11,800	1,675,600

			3,250,136
Airlines — 1.1%
Delta Air Lines, Inc.		97,354	4,788,843
Southwest Airlines Co.		12,274	611,736

			5,400,579
Auto Components — 1.6%
Goodyear Tire & Rubber Co.		118,275	3,651,149
Lear Corp.		31,703	4,196,526

			7,847,675
Banks — 8.1%
Bank of America Corp.		516,473	11,414,053
Citigroup, Inc.		46,276	2,750,183
JPMorgan Chase & Co.		144,322	12,453,545
Regions Financial Corp.		62,641	899,525
SunTrust Banks, Inc.		96,529	5,294,616
U.S. Bancorp		133,260	6,845,566

			39,657,488
Beverages — 0.8%
Dr. Pepper Snapple Group, Inc.		44,249	4,012,057
Biotechnology — 2.4%
Amgen, Inc.		3,343	488,780
Biogen, Inc. (e)		19,848	5,628,496
Gilead Sciences, Inc.		75,413	5,400,325

			11,517,601
Building Products — 0.2%
Owens Corning		22,284	1,148,963
Capital Markets — 1.3%
Goldman Sachs Group, Inc.		26,636	6,377,990
Chemicals — 0.8%
Dow Chemical Co.		65,788	3,764,389
Communications Equipment — 1.5%
Cisco Systems, Inc.		243,811	7,367,968
Construction & Engineering — 0.3%
EMCOR Group, Inc.		17,081	1,208,652
Consumer Finance — 0.7%
SLM Corp. (e)		316,593	3,488,855
Containers & Packaging — 0.9%
Avery Dennison Corp.		21,664	1,521,246
Packaging Corp. of America		34,771	2,949,276

			4,470,522

See Notes to Financial Statements.

26	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Common Stocks	Shares	Value
Diversified Telecommunication Services — 0.1%
AT&T Inc.	16,700	$710,251
Electric Utilities — 0.4%
FirstEnergy Corp.	63,429	1,964,396
Electronic Equipment, Instruments & Components — 1.1%
CDW Corp.	49,160	2,560,744
Flex Ltd. (e)	198,649	2,854,586

		5,415,330
Energy Equipment & Services — 0.2%
Schlumberger Ltd.	11,610	974,660
Food & Staples Retailing — 2.7%
CVS Health Corp.	59,888	4,725,762
Walgreens Boots Alliance, Inc.	75,724	6,266,918
Wal-Mart Stores, Inc.	30,774	2,127,099

		13,119,779
Health Care Providers & Services — 4.2%
Aetna, Inc.	29,553	3,664,868
Centene Corp. (e)	41,123	2,323,861
Cigna Corp.	7,846	1,046,578
Humana, Inc.	28,373	5,788,943
Laboratory Corp. of America Holdings (e)	16,500	2,118,270
UnitedHealth Group, Inc.	34,935	5,590,997

		20,533,517
Hotels, Restaurants & Leisure — 1.6%
Carnival Corp.	119,994	6,246,921
Wyndham Worldwide Corp.	22,246	1,698,927

		7,945,848
Household Durables — 0.9%
DR Horton, Inc.	76,615	2,093,888
Lennar Corp., Class A	26,825	1,151,597
NVR, Inc. (e)	549	916,281

		4,161,766
Insurance — 0.0%
Prudential Financial, Inc.	1,560	162,334
Internet Software & Services — 2.3%
Alphabet, Inc., Class A (e)	7,234	5,732,583
Alphabet, Inc., Class C (e)	7,388	5,702,206

		11,434,789
IT Services — 1.3%
Amdocs Ltd.	44,273	2,578,902
Cognizant Technology Solutions Corp., Class A (e)	65,329	3,660,384

		6,239,286
Life Sciences Tools & Services — 0.0%
Quintiles IMS Holdings, Inc.	2,301	174,991
Machinery — 0.2%
WABCO Holdings, Inc. (e)	9,748	1,034,750
Media — 2.2%
Comcast Corp., Class A	128,010	8,839,091
Omnicom Group, Inc.	24,445	2,080,514

		10,919,605
Metals & Mining — 0.6%
Rio Tinto PLC — ADR (f)	79,226	3,047,032
Multiline Retail — 0.0%
Kohl’s Corp. (f)	2,524	124,635
Multi-Utilities — 0.4%
Public Service Enterprise Group, Inc.	38,600	1,693,768

Common Stocks		Shares	Value
Oil, Gas & Consumable Fuels — 4.4%
Anadarko Petroleum Corp.		16,860	$1,175,648
BP PLC — ADR (f)		117,767	4,402,130
Chevron Corp.		58,375	6,870,737
Hess Corp.		24,142	1,503,805
Marathon Oil Corp.		57,622	997,437
Statoil ASA — ADR (f)		66,360	1,210,406
Suncor Energy, Inc. (f)		94,950	3,103,915
TOTAL SA — ADR		21,239	1,082,552
Valero Energy Corp.		15,690	1,071,941

			21,418,571
Pharmaceuticals — 1.7%
Allergan PLC (e)		7,502	1,575,495
Johnson & Johnson		10,700	1,232,747
Mallinckrodt PLC		33,737	1,680,777
Merck & Co., Inc.		24,422	1,437,723
Pfizer, Inc.		22,781	739,927
Teva Pharmaceutical Industries Ltd. — ADR		47,641	1,726,986

			8,393,655
Professional Services — 0.4%
Robert Half International, Inc.		36,588	1,784,763
Road & Rail — 0.5%
Norfolk Southern Corp.		24,339	2,630,316
Semiconductors & Semiconductor Equipment — 2.5%
Applied Materials, Inc.		23,117	745,986
Intel Corp.		118,654	4,303,581
Lam Research Corp.		52,955	5,598,932
NVIDIA Corp. (f)		16,029	1,710,935

			12,359,434
Software — 3.5%
Activision Blizzard, Inc.		147,166	5,314,164
Dell Technologies, Inc., Class V		16,275	894,658
Microsoft Corp.		175,909	10,930,985

			17,139,807
Specialty Retail — 2.5%
Home Depot, Inc.		45,481	6,098,092
Lowe’s Cos., Inc.		83,667	5,950,397

			12,048,489
Technology Hardware, Storage & Peripherals — 2.8%
Apple Inc.		119,266	13,813,388
Tobacco — 1.5%
Altria Group, Inc.		109,246	7,387,215
Total Common Stocks — 58.4%			286,145,250

Corporate Bonds		Par (000)
Aerospace & Defense — 0.1%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)	USD	38	38,056
4.75%, 10/07/44 (a)		8	8,096

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	27

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Aerospace & Defense (continued)
Lockheed Martin Corp.:
3.55%, 1/15/26	USD	43	$43,934
3.60%, 3/01/35		30	28,500
4.50%, 5/15/36		17	18,074
4.07%, 12/15/42		9	8,883
4.70%, 5/15/46		29	31,544
Northrop Grumman Corp., 3.85%, 4/15/45		43	40,791
United Technologies Corp.:
1.78%, 5/04/18 (c)		166	166,036
4.15%, 5/15/45		45	45,450

			429,364
Air Freight & Logistics — 0.1%
FedEx Corp.:
4.90%, 1/15/34		50	53,298
3.90%, 2/01/35		11	10,563
4.10%, 2/01/45		55	51,499
4.75%, 11/15/45		147	152,244
4.55%, 4/01/46		31	31,239

			298,843
Airlines — 0.1%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		91	92,137
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		89	87,868
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		60	59,012
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		16	16,356

			255,373
Auto Components — 0.0%
Delphi Automotive PLC:
4.25%, 1/15/26		95	98,356
4.40%, 10/01/46		32	29,401

			127,757
Automobiles — 0.1%
Ford Motor Co., 5.29%, 12/08/46		209	211,715
General Motors Co., 6.75%, 4/01/46		97	113,751
General Motors Financial Co., Inc., 4.00%, 10/06/26		175	168,266

			493,732
Banks — 1.4%
Bank of America Corp.:
2.25%, 4/21/20		165	164,038
3.30%, 1/11/23		110	110,367
3.88%, 8/01/25		201	204,383
3.50%, 4/19/26		270	266,401
4.88%, 4/01/44		28	30,382
BB&T Corp., 2.45%, 1/15/20		92	92,721
Citigroup, Inc.:
1.80%, 2/05/18		205	204,885
2.50%, 9/26/18		208	209,990
2.50%, 7/29/19		285	286,954
2.90%, 12/08/21		1,050	1,047,167
3.50%, 5/15/23		66	65,787
3.88%, 3/26/25		53	52,650
4.13%, 7/25/28		88	86,928
Fifth Third Bank, 2.25%, 6/14/21		200	197,726
HSBC Holdings PLC, 2.65%, 1/05/22		477	465,677
JPMorgan Chase & Co.:
1.35%, 2/15/17		231	231,039
2.20%, 10/22/19		111	111,446
2.75%, 6/23/20		29	29,262

Corporate Bonds		Par (000)	Value
Banks (continued)
2.55%, 10/29/20	USD	171	$170,874
2.97%, 1/15/23		570	568,091
3.88%, 9/10/24		186	188,202
3.90%, 7/15/25		104	106,941
3.20%, 6/15/26		91	89,067
4.25%, 10/01/27		65	66,783
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		383	367,778
Santander UK Group Holdings PLC, 2.88%, 8/05/21		621	607,248
U.S. Bancorp, 2.95%, 7/15/22		135	135,800
Washington Mutual Bank:
0.00%, 5/01/09 (e)(g)		400	85,000
0.00%, 11/06/09 (e)(g)		100	21,250
Wells Fargo & Co.:
2.60%, 7/22/20		68	68,393
2.55%, 12/07/20		90	90,103
2.10%, 7/26/21		70	68,114
3.55%, 9/29/25		115	114,809
3.00%, 4/22/26		54	51,529
3.00%, 10/23/26		123	117,145
3.90%, 5/01/45		90	85,366
4.90%, 11/17/45		52	53,410
4.75%, 12/07/46		184	186,733

			7,100,439
Beverages — 0.3%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		208	209,195
3.30%, 2/01/23		140	142,482
3.65%, 2/01/26		800	812,152
4.70%, 2/01/36		65	68,371
4.90%, 2/01/46		38	41,073
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		46	41,372
Molson Coors Brewing Co.:
5.00%, 5/01/42		31	32,406
4.20%, 7/15/46		49	45,684
PepsiCo, Inc., 4.45%, 4/14/46		82	87,336

			1,480,071
Biotechnology — 0.2%
AbbVie, Inc.:
2.50%, 5/14/20		100	100,026
2.90%, 11/06/22		103	101,738
4.50%, 5/14/35		55	54,039
Amgen, Inc.:
2.13%, 5/01/20		87	86,185
4.40%, 5/01/45		114	109,274
Biogen, Inc., 5.20%, 9/15/45		19	20,333
Gilead Sciences, Inc.:
2.35%, 2/01/20		25	25,130
2.50%, 9/01/23		60	57,859
3.65%, 3/01/26		25	25,348
4.60%, 9/01/35		29	30,078
4.80%, 4/01/44		79	82,031
4.50%, 2/01/45		39	38,967
4.75%, 3/01/46		57	58,976
4.15%, 3/01/47		94	89,281

			879,265
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		34	35,785
Capital Markets — 0.8%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		152	152,672

See Notes to Financial Statements.

28	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Capital Markets (continued)
2.05%, 5/03/21	USD	427	$419,101
Credit Suisse Group Funding Guernsey Ltd., 2.75%, 3/26/20		250	247,830
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		297	300,193
2.00%, 4/25/19		48	47,809
2.60%, 4/23/20		144	144,151
2.75%, 9/15/20		71	71,307
2.63%, 4/25/21		103	102,252
2.35%, 11/15/21		254	246,776
3.50%, 1/23/25		94	92,750
3.75%, 5/22/25		89	89,231
3.50%, 11/16/26		260	254,016
4.80%, 7/08/44		10	10,498
Jefferies Group LLC, 6.50%, 1/20/43		30	30,870
Morgan Stanley:
2.80%, 6/16/20		243	244,989
2.63%, 11/17/21		652	644,151
3.75%, 2/25/23		164	168,452
3.70%, 10/23/24		119	120,418
4.00%, 7/23/25		55	56,376
3.88%, 1/27/26		64	64,647
State Street Corp., 2.65%, 5/19/26		158	149,851
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)		355	345,023

			4,003,363
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35		55	50,429
Dow Chemical Co.:
4.38%, 11/15/42		32	31,063
4.63%, 10/01/44		43	43,148
Eastman Chemical Co., 4.80%, 9/01/42		58	57,638
Monsanto Co., 3.60%, 7/15/42		48	40,284
Sherwin-Williams Co., 4.00%, 12/15/42		26	23,642

			246,204
Commercial Services & Supplies — 0.0%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		155	156,937
President and Fellows of Harvard College, 3.15%, 7/15/46		20	17,894
Waste Management, Inc., 3.90%, 3/01/35		62	61,640

			236,471
Communications Equipment — 0.0%
Harris Corp., 2.70%, 4/27/20		39	38,957
Juniper Networks, Inc., 3.30%, 6/15/20		79	80,688

			119,645
Consumer Finance — 0.5%
American Express Credit Corp.:
1.13%, 6/05/17		311	310,951
2.25%, 8/15/19		119	119,662
Capital One Financial Corp.:
4.75%, 7/15/21		5	5,408
4.20%, 10/29/25		32	32,106
3.75%, 7/28/26		74	71,735
Ford Motor Credit Co. LLC:
1.72%, 12/06/17		500	499,622
2.15%, 1/09/18		200	200,290
3.34%, 3/18/21		248	249,721
General Motors Financial Co., Inc.:
2.63%, 7/10/17		250	251,352

Corporate Bonds		Par (000)	Value
Consumer Finance (continued)
3.10%, 1/15/19	USD	43	$43,456
3.70%, 11/24/20		117	119,018
3.20%, 7/06/21		202	200,315
4.00%, 1/15/25		100	97,564
Synchrony Financial:
2.60%, 1/15/19		90	90,455
2.70%, 2/03/20		52	51,846
4.50%, 7/23/25		92	94,499

			2,438,000
Diversified Consumer Services — 0.0%
Massachusetts Institute of Technology, 3.89%, 7/01/99		31	26,522
University of Southern California, 3.03%, 10/01/39		101	89,706
Wesleyan University, 4.78%, 7/01/16		79	74,945

			191,173
Diversified Financial Services — 0.1%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		58	64,784
BP Capital Markets PLC, 2.24%, 5/10/19		141	141,854
Shell International Finance BV:
4.13%, 5/11/35		134	136,822
3.63%, 8/21/42		46	41,587
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		15	14,653

			399,700
Diversified Telecommunication Services — 0.2%
AT&T Inc.:
6.38%, 3/01/41		45	51,823
4.30%, 12/15/42		17	15,218
4.75%, 5/15/46		120	113,690
Verizon Communications, Inc.:
5.05%, 3/15/34		60	63,182
4.40%, 11/01/34		82	80,933
3.85%, 11/01/42		55	47,659
4.13%, 8/15/46		51	46,156
4.86%, 8/21/46		315	319,188

			737,849
Electric Utilities — 0.2%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		48	43,190
Commonwealth Edison Co., 4.70%, 1/15/44		16	17,625
Duke Energy Carolinas LLC:
4.25%, 12/15/41		34	34,782
3.75%, 6/01/45		33	31,414
Duke Energy Corp.:
4.80%, 12/15/45		35	36,994
3.75%, 9/01/46		32	28,807
Duke Energy Florida LLC, 3.85%, 11/15/42		59	56,576
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		101	100,833
2.70%, 6/15/21 (a)		152	150,456
Exelon Corp.:
2.85%, 6/15/20		168	169,793
2.45%, 4/15/21		28	27,663
Florida Power & Light Co., 3.80%, 12/15/42		46	45,235
Northern States Power Co., 3.60%, 5/15/46		137	129,691
Progress Energy, Inc., 4.88%, 12/01/19		20	21,478
Puget Sound Energy, Inc., 4.30%, 5/20/45		93	96,672
Southern California Edison Co., 1.25%, 11/01/17		49	49,006

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	29

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)	USD	142	$143,850

			1,184,065
Energy Equipment & Services — 0.1%
Halliburton Co., 3.80%, 11/15/25		110	111,749
Nabors Industries, Inc., 5.50%, 1/15/23 (a)		46	47,897
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		77	78,629
Transocean, Inc., 6.80%, 3/15/38		30	23,250

			261,525
Equity Real Estate Investment Trusts (REITs) — 0.1%
American Tower Corp.:
3.30%, 2/15/21		71	71,809
3.45%, 9/15/21		82	83,061
3.50%, 1/31/23		19	19,057
5.00%, 2/15/24		19	20,457
4.40%, 2/15/26		14	14,306
Crown Castle International Corp.:
3.40%, 2/15/21		33	33,487
2.25%, 9/01/21		120	116,094
Simon Property Group LP, 4.25%, 10/01/44		56	55,257

			413,528
Food & Staples Retailing — 0.1%
CVS Health Corp., 5.30%, 12/05/43		36	40,791
Sysco Corp., 4.50%, 4/01/46		32	32,262
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		155	159,310
4.65%, 6/01/46		6	6,089
Wal-Mart Stores, Inc., 4.00%, 4/11/43		31	31,142

			269,594
Food Products — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (a)		14	14,595
Kraft Heinz Foods Co., 6.88%, 1/26/39		36	45,229

			59,824
Health Care Equipment & Supplies — 0.1%
Becton Dickinson and Co.:
1.80%, 12/15/17		28	28,064
2.68%, 12/15/19		61	61,891
4.69%, 12/15/44		20	20,719
Boston Scientific Corp., 2.65%, 10/01/18		101	102,108
Medtronic, Inc.:
2.50%, 3/15/20		92	93,030
3.63%, 3/15/24		110	114,472
4.63%, 3/15/44		35	37,596
4.63%, 3/15/45		79	85,432
St. Jude Medical, Inc.:
2.80%, 9/15/20		82	82,460
3.88%, 9/15/25		27	27,201
Stryker Corp., 4.63%, 3/15/46		23	23,453

			676,426
Health Care Providers & Services — 0.4%
Aetna, Inc.:
2.40%, 6/15/21		187	186,153
3.20%, 6/15/26		98	96,948
4.50%, 5/15/42		65	65,924
4.13%, 11/15/42		25	23,850
4.75%, 3/15/44		30	31,560
AmerisourceBergen Corp., 1.15%, 5/15/17		89	88,968

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Anthem, Inc.:
1.88%, 1/15/18	USD	287	$287,126
2.30%, 7/15/18		194	195,268
Series A, 3.70%, 8/15/21		7	7,238
Baylor Scott & White Holdings, 4.19%, 11/15/45		40	39,027
Catholic Health Initiatives, 4.35%, 11/01/42		30	26,647
Cigna Corp., 3.25%, 4/15/25		172	167,519
Dignity Health, 5.27%, 11/01/64		37	36,095
Express Scripts Holding Co., 1.25%, 6/02/17		98	97,636
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		85	84,917
New York & Presbyterian Hospital, 3.56%, 8/01/36		27	25,830
Ochsner Clinic Foundation, 5.90%, 5/15/45		35	40,473
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		56	51,578
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		35	37,820
UnitedHealth Group, Inc.:
2.70%, 7/15/20		48	48,722
4.63%, 7/15/35		20	21,801
4.20%, 1/15/47		60	60,690

			1,721,790
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp.:
4.70%, 12/09/35		23	24,332
4.60%, 5/26/45		9	9,293
4.88%, 12/09/45		27	28,919

			62,544
Household Durables — 0.0%
Newell Brands, Inc., 2.88%, 12/01/19		30	30,535
Industrial Conglomerates — 0.1%
Eaton Corp., 2.75%, 11/02/22		219	216,905
General Electric Co., 4.50%, 3/11/44		114	122,376
Roper Technologies, Inc., 2.80%, 12/15/21		71	70,966

			410,247
Insurance — 0.3%
Allstate Corp., 4.20%, 12/15/46		69	70,464
American International Group, Inc.:
3.75%, 7/10/25		79	79,510
3.90%, 4/01/26		101	102,776
3.88%, 1/15/35		22	20,665
4.50%, 7/16/44		61	60,151
Aon PLC, 4.75%, 5/15/45		109	110,175
Lincoln National Corp., 3.63%, 12/12/26		87	86,797
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		19	19,356
Metropolitan Life Global Funding I, 1.30%, 4/10/17 (a)		646	646,364
Prudential Financial, Inc., 4.60%, 5/15/44		105	109,276
Travelers Cos., Inc., 4.60%, 8/01/43		75	81,092
XLIT Ltd., 2.30%, 12/15/18		99	99,652

			1,486,278
Internet & Direct Marketing Retail — 0.0%
Amazon.com, Inc., 4.95%, 12/05/44		170	193,893
IT Services — 0.0%
Fidelity National Information Services, Inc., 3.63%, 10/15/20		13	13,458
Total System Services, Inc., 4.80%, 4/01/26		162	174,559

See Notes to Financial Statements.

30	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
IT Services (continued)
Visa, Inc., 4.15%, 12/14/35	USD	51	$53,396

			241,413
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		16	16,324
Media — 0.6%
21st Century Fox America, Inc.:
4.75%, 9/15/44		42	41,982
4.95%, 10/15/45		12	12,332
CBS Corp., 2.30%, 8/15/19		107	107,356
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		131	133,651
4.46%, 7/23/22		123	128,539
4.91%, 7/23/25		76	80,099
6.38%, 10/23/35		76	86,779
6.48%, 10/23/45		210	242,777
Comcast Corp.:
3.38%, 8/15/25		91	91,549
4.25%, 1/15/33		35	36,423
4.40%, 8/15/35		113	118,214
4.75%, 3/01/44		80	85,802
4.60%, 8/15/45		54	56,606
3.40%, 7/15/46		88	76,851
Discovery Communications LLC:
3.45%, 3/15/25		65	62,045
4.90%, 3/11/26		112	117,938
4.88%, 4/01/43		169	156,172
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		72	74,479
3.75%, 2/15/23		60	60,476
NBCUniversal Media LLC, 4.45%, 1/15/43		55	56,203
Time Warner Cable LLC:
5.00%, 2/01/20		89	94,458
4.13%, 2/15/21		106	109,587
4.00%, 9/01/21		25	25,673
5.50%, 9/01/41		29	29,482
4.50%, 9/15/42		9	8,151
Time Warner, Inc.:
2.10%, 6/01/19		143	142,914
3.60%, 7/15/25		64	63,642
4.65%, 6/01/44		37	35,377
4.85%, 7/15/45		78	78,085
Viacom, Inc.:
2.75%, 12/15/19		71	70,907
4.50%, 3/01/21		90	94,050
2.25%, 2/04/22		101	94,914
3.45%, 10/04/26		37	34,195
4.38%, 3/15/43		70	55,759
5.25%, 4/01/44		40	36,390

			2,799,857
Metals & Mining — 0.0%
Barrick Gold Corp., 5.25%, 4/01/42		59	57,466
Newmont Mining Corp., 4.88%, 3/15/42		30	28,148
Nucor Corp., 5.20%, 8/01/43		41	46,266
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		70	68,754

			200,634
Multiline Retail — 0.0%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34		67	59,894
Multi-Utilities — 0.1%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		35	38,023

Corporate Bonds		Par (000)	Value
Multi-Utilities (continued)
Consumers Energy Co., 3.95%, 5/15/43	USD	46	$45,240
DTE Electric Co., 3.95%, 6/15/42		19	18,877
DTE Energy Co.:
2.40%, 12/01/19		41	41,202
3.50%, 6/01/24		160	161,250
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	20,850
4.30%, 3/15/45		46	47,047
Virginia Electric & Power Co.:
4.45%, 2/15/44		26	27,297
4.20%, 5/15/45		28	28,492

			428,278
Oil, Gas & Consumable Fuels — 0.5%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		61	78,972
4.50%, 7/15/44		30	28,187
Apache Corp., 4.25%, 1/15/44		138	136,044
CONSOL Energy, Inc., 5.88%, 4/15/22		80	78,400
Continental Resources, Inc.:
3.80%, 6/01/24		62	57,195
4.90%, 6/01/44		71	60,705
Devon Energy Corp., 5.60%, 7/15/41		158	162,739
Energy Transfer Partners LP:
5.15%, 3/15/45		101	96,867
6.13%, 12/15/45		139	147,888
Enterprise Products Operating LLC:
4.45%, 2/15/43		78	73,930
5.10%, 2/15/45		23	24,257
4.90%, 5/15/46		37	37,981
EOG Resources, Inc.:
4.15%, 1/15/26		52	54,418
3.90%, 4/01/35		30	28,411
Exxon Mobil Corp.:
1.82%, 3/15/19		84	84,138
4.11%, 3/01/46		65	66,578
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		85	86,295
3.95%, 9/01/22		100	102,671
5.63%, 9/01/41		30	30,131
4.70%, 11/01/42		18	16,770
Kinder Morgan, Inc.:
3.05%, 12/01/19		40	40,574
5.55%, 6/01/45		39	41,019
5.05%, 2/15/46		70	69,293
Marathon Petroleum Corp., 4.75%, 9/15/44		35	31,028
Noble Energy, Inc., 5.05%, 11/15/44		58	58,171
Petro-Canada, 6.80%, 5/15/38 (h)		50	64,839
Phillips 66, 4.88%, 11/15/44		48	50,691
Pioneer Natural Resources Co., 4.45%, 1/15/26		30	31,787
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		70	72,319
Spectra Energy Partners LP, 3.38%, 10/15/26		41	39,215
Suncor Energy, Inc., 6.85%, 6/01/39		60	79,540
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		21	20,327
5.35%, 5/15/45		30	28,970
TransCanada PipeLines Ltd.:
1.88%, 1/12/18		59	59,093
2.50%, 8/01/22		70	68,357
4.63%, 3/01/34		82	86,468
Valero Energy Corp., 3.65%, 3/15/25		103	102,156

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	31

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
Williams Partners LP, 4.00%, 9/15/25	USD	160	$158,205

			2,554,629
Paper & Forest Products — 0.0%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		5	5,025
Georgia-Pacific LLC, 7.38%, 12/01/25		67	84,177

			89,202
Pharmaceuticals — 0.5%
Actavis Funding SCS:
2.35%, 3/12/18		195	196,127
3.00%, 3/12/20		316	320,381
3.80%, 3/15/25		440	440,518
4.75%, 3/15/45		200	196,347
AstraZeneca PLC, 4.38%, 11/16/45		40	40,150
Bristol-Myers Squibb Co., 4.50%, 3/01/44		132	143,155
Eli Lilly & Co., 3.70%, 3/01/45		49	46,482
Mylan NV, 5.25%, 6/15/46 (a)		128	118,053
Mylan, Inc., 3.13%, 1/15/23 (a)		67	63,262
Novartis Capital Corp.:
4.40%, 5/06/44		56	60,393
4.00%, 11/20/45		136	137,249
Pfizer, Inc.:
4.30%, 6/15/43		57	59,005
4.40%, 5/15/44		48	50,700
4.13%, 12/15/46		200	203,452
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		56	56,719
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23		138	130,630

			2,262,623
Road & Rail — 0.1%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		16	16,226
4.70%, 9/01/45		11	12,040
CSX Corp., 4.25%, 11/01/66		63	57,493
Norfolk Southern Corp.:
4.45%, 6/15/45		62	64,262
6.00%, 5/23/99		57	66,680
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (a)		139	132,991
Union Pacific Corp.:
3.38%, 2/01/35		34	32,155
4.05%, 11/15/45		12	12,077
3.88%, 2/01/55		37	33,986
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		60	58,788

			486,698
Semiconductors & Semiconductor Equipment — 0.1%
Analog Devices, Inc.:
3.90%, 12/15/25		19	19,469
5.30%, 12/15/45		18	19,793
Intel Corp., 4.10%, 5/19/46		180	178,412
Lam Research Corp., 2.80%, 6/15/21		80	79,569
QUALCOMM, Inc., 4.80%, 5/20/45		286	305,628

			602,871
Software — 0.2%
Microsoft Corp.:
3.50%, 2/12/35		69	66,418
3.75%, 2/12/45		59	55,327
4.45%, 11/03/45		77	82,037
3.70%, 8/08/46		424	399,181

Corporate Bonds		Par (000)	Value
Software (continued)
Oracle Corp.:
3.25%, 5/15/30	USD	98	$95,501
4.00%, 7/15/46		232	221,907
4.38%, 5/15/55		38	37,796

			958,167
Specialty Retail — 0.1%
Home Depot, Inc.:
5.40%, 9/15/40		36	42,899
4.40%, 3/15/45		21	22,380
Lowe’s Cos., Inc.:
4.25%, 9/15/44		41	41,583
4.38%, 9/15/45		18	18,543
QVC, Inc.:
3.13%, 4/01/19		55	55,572
5.13%, 7/02/22		92	95,236

			276,213
Technology Hardware, Storage & Peripherals — 0.2%
Apple Inc.:
3.45%, 2/09/45		44	38,836
4.65%, 2/23/46		306	330,434
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		120	147,755
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		205	206,983
3.85%, 10/15/20		101	102,749
HP, Inc., 3.75%, 12/01/20		21	21,743
Seagate HDD Cayman, 5.75%, 12/01/34		3	2,558

			851,058
Tobacco — 0.1%
Altria Group, Inc.:
2.63%, 1/14/20		89	90,014
4.25%, 8/09/42		14	13,778
5.38%, 1/31/44		64	73,928
3.88%, 9/16/46		116	107,056
Philip Morris International, Inc.:
1.13%, 8/21/17		103	102,909
4.13%, 3/04/43		59	57,093
4.88%, 11/15/43		68	73,143
4.25%, 11/10/44		90	88,867
Reynolds American, Inc.:
2.30%, 6/12/18		70	70,444
3.25%, 6/12/20		30	30,740

			707,972
Trading Companies & Distributors — 0.1%
Air Lease Corp., 3.00%, 9/15/23		209	199,676
GATX Corp., 2.60%, 3/30/20		67	66,174

			265,850
Wireless Telecommunication Services — 0.1%
Orange SA, 5.50%, 2/06/44		61	70,065
Rogers Communications, Inc., 5.00%, 3/15/44		20	21,394
Sprint Spectrum Co. LLC/Sprint Spectrum Co. II LLC/Sprint Spectrum Co. III LLC, 3.36%, 3/20/23 (a)		281	281,525
Vodafone Group PLC, 4.38%, 2/19/43		60	53,088

			426,072
Total Corporate Bonds — 8.1%			39,471,038

See Notes to Financial Statements.

32	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Foreign Agency Obligations		Par (000)		Value
Argentina — 0.0%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)	USD	27		$26,325
YPF SA:
8.88%, 12/19/18 (a)		33		35,896
8.50%, 3/23/21		15		16,089
8.50%, 3/23/21 (a)		6		6,436
8.75%, 4/04/24 (a)		14		14,511
8.50%, 7/28/25 (a)		37		37,518
8.50%, 7/28/25		3		3,042

				139,817
Brazil — 0.1%
Petrobras Global Finance BV:
3.00%, 1/15/19		81		78,951
3.02%, 1/15/19 (b)		46		45,171
7.88%, 3/15/19		101		108,256
5.75%, 1/20/20		133		134,663
4.88%, 3/17/20		36		35,593
5.38%, 1/27/21		136		133,008
8.38%, 5/23/21		92		99,130
8.75%, 5/23/26		6		6,473

				641,245
Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 3/13/27 (a)		203		209,395
Total Foreign Agency Obligations — 0.2%				990,457

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina:
6.25%, 4/22/19 (a)		303		323,453
7.82%, 12/31/33	EUR	36		37,331
7.82%, 12/31/33		47		47,268

				408,052
Brazil — 0.0%
Brazil Notas do Tesouro Nacional Inflation Linked Bonds, Series B, 6.00%, 5/15/21	BRL	— (i	)	145,932
Colombia — 0.1%
Republic of Colombia, 4.00%, 2/26/24	USD	480		484,800
Germany — 0.2%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	816		964,937
Hungary — 0.0%
Republic of Hungary, 5.38%, 3/25/24		140		152,600
Indonesia — 0.1%
Republic of Indonesia:
8.25%, 7/15/21	IDR	1,086,000		82,584
7.00%, 5/15/22		4,453,000		320,504
3.38%, 4/15/23 (a)	USD	200		195,096

				598,184
Mexico — 0.3%
United Mexican States:
4.75%, 6/14/18	MXN	36		168,636
4.00%, 10/02/23	USD	1,165		1,167,796
5.75%, 10/12/10		20		18,450

				1,354,882

Foreign Government Obligations		Par (000)	Value
Panama — 0.1%
Republic of Panama, 3.75%, 3/16/25	USD	200	$198,500
Peru — 0.0%
Republic of Peru, 7.35%, 7/21/25		150	192,600
South Africa — 0.1%
Republic of South Africa, 4.88%, 4/14/26		200	199,000
Turkey — 0.1%
Republic of Turkey:
6.75%, 4/03/18		492	513,427
5.63%, 3/30/21		100	102,540

			615,967
Uruguay — 0.0%
Republic of Uruguay, 4.38%, 10/27/27		140	140,357
Total Foreign Government Obligations — 1.1%			5,455,811

Investment Companies — 4.6%		Shares
iShares Core U.S. Aggregate Bond ETF (j)		209,199	22,606,044

Non-Agency Mortgage-Backed Securities		Par (000)
Collateralized Mortgage Obligations — 0.7%
Ajax Mortgage Loan Trust, Series 2016-A, Class A, 4.25%, 8/25/64 (a)(c)	USD	95	94,832
American Home Mortgage Assets Trust, Series 2006-3, Class 2A11, 1.48%, 10/25/46 (b)		89	70,861
Angel Oak Mortgage Trust I LLC, Series 2016-1, Class A1, 3.50%, 7/25/46 (a)(c)		84	83,610
Angel Oak Mortgage Trust LLC, Series 2015-1, Class A, 4.50%, 11/25/45 (a)(c)		41	40,858
APS Resecuritization Trust:
Series 2016-3, Class 3A, 1.57%, 9/27/46 (a)(b)		165	164,790
Series 2016-3, Class 4A, 1.99%, 4/27/47 (a)(b)		93	93,043
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 12/01/33 (a)(b)		190	189,644
COLT LLC, Series 2015-1, Class A1V, 3.59%, 12/26/45 (a)(b)		48	47,418
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.88%, 1/25/36 (b)		37	31,326
Series 2006-OA21, Class A1, 0.93%, 3/20/47 (b)		1,253	863,237
Series 2007-OA3, Class 1A1, 0.90%, 4/25/47 (b)		52	42,946
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.53%, 4/25/46 (b)		75	35,840
Credit Suisse Mortgage Capital Certificates, Series 2011-5R, Class 2A1, 3.14%, 8/27/46 (a)(b)		282	276,493
Deephaven Residential Mortgage Trust, Series 2016-1A, Class A1, 4.00%, 7/25/46 (a)		196	195,740
Deutsche ALT-A Securities, Inc., Series 2007-RS1, Class A2, 1.26%, 1/27/37 (a)(b)		21	40,371

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	33

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.54%, 3/25/36 (b)	USD	13	$10,902
GSMPS Mortgage Loan Trust:
Series 2005-RP2, Class 1AF, 0.94%, 3/25/35 (a)(b)		50	43,888
Series 2006-RP1, Class 1AF1, 0.94%, 1/25/36 (a)(b)		36	29,784
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.56%, 11/25/34 (b)		33	32,417
JPMorgan Alternative Loan Trust, Series 2007-A1, Class 1A4, 0.80%, 3/25/37 (b)		82	59,000
LSTAR Securities Investment Trust:
Series 2015-10, Class A1, 2.77%, 11/01/20 (a)(b)		39	38,898
Series 2015-10, Class A2, 4.27%, 11/01/20 (a)(b)		110	109,175
Series 2015-3, Class A, 2.62%, 3/01/20 (a)(b)		202	201,643
Series 2016-2, Class A, 2.53%, 3/01/21 (a)(b)		251	246,702
Series 2016-5, Class A1, 3.97%, 11/01/21 (a)(b)		205	203,147
Morgan Stanley Resecuritization Trust, Series 2014-R8, Class 3B1, 1.27%, 6/26/47 (a)(b)		90	82,431
Nomura Resecuritization Trust, Series 2014-3R, Class 3A9, 1.05%, 11/26/35 (a)(b)		100	89,762
RALI Trust, Series 2007-QH6, Class A1, 0.95%, 7/25/37 (b)		56	47,817
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)		38	32,808
Wedgewood Real Estate Trust, Series 2016-1, Class A1, 3.45%, 7/15/46 (a)(b)		1	735

			3,500,118
Commercial Mortgage-Backed Securities — 1.4%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		30	29,958
Series 2007-2, Class AM, 5.65%, 4/10/49 (b)		25	25,072
Series 2007-3, Class A4, 5.55%, 6/10/49 (b)		119	119,944
Series 2007-3, Class AJ, 5.55%, 6/10/49 (b)		60	60,797
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		130	132,399
Barclays Commercial Mortgage Trust:
Series 2015-SLP, Class D, 3.90%, 2/15/28 (a)(b)		100	98,182
Series 2015-SRCH, Class A1, 3.31%, 8/10/35 (a)(b)		100	101,151
Bayview Commercial Asset Trust:
Series 2006-1A, Class A2, 1.12%, 4/25/36 (a)(b)		21	18,144
Series 2006-3A, Class A2, 1.06%, 10/25/36 (a)(b)		29	24,278
Series 2007-4A, Class A1, 1.21%, 9/25/37 (a)(b)		100	83,934
Series 2007-5A, Class A3, 1.76%, 10/25/37 (a)(b)		87	81,429
Series 2008-4, Class A3, 3.51%, 7/25/38 (a)(b)		78	80,422

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Bear Stearns Commercial Mortgage Securities Trust:
Series 2007-PW15, Class A1A, 5.32%, 2/11/44	USD	165	$165,510
Series 2007-PW16, Class AM, 5.71%, 6/11/40 (b)		54	54,707
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.13%, 7/05/33 (a)(b)		130	130,122
BWAY Mortgage Trust:
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		100	97,939
Series 2013-1515, Class F, 3.93%, 3/10/33 (a)(b)		100	93,500
CCRESG Commercial Mortgage Trust, Series 2016-HEAT, Class D, 5.49%, 4/10/29 (a)(b)		10	9,809
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.94%, 12/15/27 (a)(b)		270	270,534
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class A4, 3.28%, 5/10/58		20	19,814
CGGS Commercial Mortgage Trust:
Series 2016-RNDB, Class AFL, 2.35%, 2/15/33 (a)(b)		150	150,844
Series 2016-RNDB, Class CFL, 4.20%, 2/15/33 (a)(b)		97	98,022
Series 2016-RNDB, Class DFL, 5.45%, 2/15/33 (a)(b)		88	88,955
Citigroup Commercial Mortgage Trust:
Series 2013-GC11, Class D, 4.60%, 4/10/46 (a)(b)		190	171,521
Series 2016-C1, Class C, 4.95%, 5/10/49 (b)		30	29,835
Citigroup/Deutsche Bank Commercial Mortgage Trust:
Series 2006-CD3, Class AM, 5.65%, 10/15/48		220	221,418
Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		138	142,343
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.35%, 12/10/49 (a)(b)		140	136,606
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		130	130,415
Series 2014-277P, Class A, 3.61%, 8/10/49 (a)(b)		100	103,612
Series 2014-TWC, Class B, 2.36%, 2/13/17 (a)(b)		100	100,000
Series 2015-CR23, Class CMD, 3.68%, 5/10/48 (a)(b)		110	102,685
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		110	107,893
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.10%, 11/15/33 (a)(b)		100	100,501
Countrywide Alternative Loan Trust, Series 2006-OA9, Class 2A1B 0.76%, 7/20/46 (b)		209	107,909
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.09%, 11/12/43 (a)(b)		24	24,217
Credit Suisse Commercial Mortgage Trust, Series 2008-C1, Class A3, 6.06%, 2/15/41 (b)		80	81,619
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPB, Class A, 3.64%, 11/15/34 (a)		100	104,216

See Notes to Financial Statements.

34	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
CSAIL Commercial Mortgage Trust, Series 2016-C6, Class C, 4.91%, 1/15/49 (b)	USD	30	$30,130
Deutsche Bank JPMorgan Mortgage Trust, Series 2016-C3, Class D, 3.49%, 9/10/49 (a)(b)		90	68,908
Deutsche Bank Re-REMIC Trust, Series 2011-C32, Class A3A, 5.52%, 6/17/49 (a)(b)		199	199,984
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class FFX, 3.38%, 12/15/34 (a)(b)		30	28,374
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		350	330,663
GS Mortgage Securities Trust, Series 2016-GS3, Class A4, 2.85%, 10/10/49		30	29,149
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		11	10,586
Series 2007-LD11, Class A4, 5.75%, 5/15/17 (b)		106	106,970
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		47	47,367
Series 2014-CBM, Class E, 4.55%, 10/15/19 (a)(b)		100	98,510
Series 2014-FL6, Class A, 2.10%, 11/15/31 (a)(b)		113	113,338
Series 2016-ATRM, Class D, 5.35%, 10/05/28 (a)		100	101,849
Lehman Brothers Small Balance Commercial Mortgage Trust, Series 2007-1A, Class 1A, 1.01%, 3/25/37 (a)(b)		41	36,252
Lone Star Portfolio Trust:
Series 2015-LSP, Class A1A2, 2.50%, 9/15/28 (a)(b)		66	66,698
Series 2015-LSP, Class D, 4.70%, 9/15/28 (a)(b)		179	180,813
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.49%, 6/12/50 (b)		137	138,581
ML-CFC Commercial Mortgage Trust, Series 2007-7, Class A4, 5.73%, 6/12/50 (b)		70	69,970
Morgan Stanley Bank of America Merrill Lynch Trust, Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		65	44,838
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.86%, 2/12/44 (b)		30	29,577
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		150	149,869
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		36	35,660
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.97%, 2/16/51 (a)(b)		414	413,751
Resource Capital Corp. Ltd., Series 2014-CRE2, Class A, 1.75%, 4/15/32 (a)(b)		73	72,983
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		10	9,504
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)		110	106,425
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 3.02%, 6/25/45 (a)(b)		57	57,383

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Series 2016-2, Class AFL, 2.33%, 10/25/46 (b)	USD	98	$98,288
Waldorf Astoria Boca Raton Trust, Series 2016-BOCA, Class A, 2.05%, 6/15/29 (a)(b)		100	100,359
Wells Fargo Commercial Mortgage Trust:
Series 2014-TISH, Class SCH1, 3.29%, 1/15/27 (a)(b)		300	292,632
Series 2015-C27, Class C, 3.89%, 2/15/48 (b)		47	41,018
Series 2015-C31, Class D, 3.85%, 11/15/48 (b)		10	7,273
WF-RBS Commercial Mortgage Trust 2014-C22, 3.77%, 9/15/24 (b)		120	109,921

			6,927,879
Interest Only Commercial Mortgage-Backed Securities — 0.2%
Barclays Commercial Mortgage Trust, Series 2015-SRCH, Class XA, 0.96%, 8/10/35 (a)(b)		1,000	74,230
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		4,250	179,446
CFCRE Commercial Mortgage Trust:
Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)		215	24,965
Series 2016-C4, Class XB, 0.73%, 5/10/58 (b)		120	6,870
Citigroup Commercial Mortgage Trust, Series 2014-GC19, Class XA, 1.24%, 3/10/47 (b)		992	59,597
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.68%, 1/10/46 (b)		1,060	58,451
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		2,522	18,032
Series 2016-DC2, Class XA, 1.08%, 2/10/26 (b)		438	30,207
Core Industrial Trust, Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		1,000	35,146
Credit Suisse Mortgage Capital Certificates, Series 2015-GLPA, Class XA, 0.26%, 11/15/37 (a)(b)		1,000	22,700
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.60%, 2/10/46 (b)		1,244	90,095
JPMBB Commercial Mortgage Securities Trust:
Series 2015-C28, Class XA, 1.20%, 10/15/48 (b)		991	59,437
Series 2015-C33, Class XA, 1.04%, 12/15/48 (b)		416	27,115
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)		1,800	98,460
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.15%, 12/15/47 (b)		271	15,059
Series 2014-C19, Class XF, 1.19%, 12/15/47 (a)(b)		100	6,260
Wells Fargo Commercial Mortgage Trust:
Series 2015-C27, Class XA, 0.99%, 2/15/48 (b)		987	57,495
Series 2016-C33, 1.81%, 3/17/59 (b)		398	44,557
WF-RBS Commercial Mortgage Trust:
Series 2012-C9, Class XA, 2.10%, 11/15/45 (a)(b)		226	17,309

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	35

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Series 2014-C24, Class XA, 0.97%, 11/15/47 (b)	USD	1,092	$57,260

			982,691
Total Non-Agency Mortgage-Backed Securities — 2.3%			11,410,688

Other Interests (k)		Beneficial Interest (000)
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (e)(g)		130	—
Lehman Brothers Holdings, Inc. (e)(g)		490	—
Total Other Interests — 0.0%			—

Preferred Securities
Capital Trusts		Par (000)
Capital Markets — 0.1%
Bank of New York Mellon Corp., 4.63% (b)(l)		137	125,673
State Street Corp., 1.96%, 6/01/77 (b)		28	24,745

			150,418
Media — 0.0%
NBCUniversal Enterprise, Inc., 5.25% (a)(l)		80	84,000
Total Capital Trusts — 0.1%			234,418

Preferred Stocks		Shares
Thrifts & Mortgage Finance — 0.0%
Fannie Mae, Series S, 8.25% (b)		10,000	80,000
Freddie Mac, Series Z, 8.38% (b)(l)		10,000	75,600

			155,600
Total Preferred Stocks — 0.0%			155,600

Trust Preferreds
Banks — 0.1%
Citigroup Capital XIII, 7.26%, 10/30/40 (b)		16,773	433,079
Consumer Finance — 0.0%
GMAC Capital Trust I, Series 2, 6.69%, 2/15/40 (b)		9,050	229,870
Total Trust Preferreds — 0.1%			662,949
Total Preferred Securities — 0.2%			1,052,967

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.38%, 1/01/37 (b)	USD	60	51,764
Bay Area Toll Authority RB:
6.92%, 4/01/40		80	108,001
7.04%, 4/01/50		45	63,657
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		80	86,424
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		80	70,194

Taxable Municipal Bonds		Par (000)	Value
California Health Facilities Financing Authority RB, 5.00%, 8/15/33	USD	20	$23,286
California State Public Works Board RB, 8.36%, 10/01/34		40	57,552
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		10	10,743
City of Portland, OR Sewer System Revenue RB, 5.00%, 6/15/23		60	70,375
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		45	45,232
City Public Service Board of San Antonio, Texas RB, 5.81%, 2/01/41		45	56,572
Clark County School District GO, 5.00%, 6/15/23-6/15/28		325	381,667
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		30	32,254
Commonwealth Financing Authority RB, 4.14%, 6/01/38		50	48,082
Commonwealth of Massachusetts GO, 5.00%, 7/01/26-7/01/28		70	86,030
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (e)(g)		715	481,731
Contra Costa Community College District GO, 6.50%, 8/01/34		25	32,297
County of Clark, NV RB, 5.00%, 7/01/28		80	97,647
County of Mecklenburg, NC GO, 5.00%, 12/01/25		20	24,475
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24		50	47,651
5.00%, 10/01/38		45	48,847
County of Miami-Dade, FL GO, 5.00%, 7/01/29-7/01/35		50	57,655
County of Wake, NC GO, 5.00%, 3/01/25		30	36,404
Golden State Tobacco Securitization Corp. RB:
5.75%, 6/01/47		15	14,375
5.13%, 6/01/47		75	66,097
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		15	14,861
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		25	28,166
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29		15	16,895
Horry County School District, SC GO, 5.00%, 3/01/22-3/01/25		70	82,639
Los Angeles Community College District GO, 6.60%, 8/01/42		50	69,365
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		30	41,858
Los Angeles Unified School District GO, 6.76%, 7/01/34		60	80,386
Massachusetts Clean Water Trust RB, 5.00%, 2/01/25-2/01/28		75	91,003
Metropolitan Transportation Authority RB:
6.69%, 11/15/40		30	39,560
6.81%, 11/15/40		55	73,349
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		30	41,995
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		30	32,029
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		45	55,409
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		66	95,075
New Jersey Transportation Trust Fund Authority RB:
0.00%, 12/15/27-12/15/31 (m)		100	57,308
5.00%, 6/15/29		20	21,402

See Notes to Financial Statements.

36	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Taxable Municipal Bonds		Par (000)	Value
New Jersey Transportation Trust Fund Authority RB AMBAC, 0.00%, 12/15/35-12/15/36 (m)	USD	100	$38,482
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		55	50,245
5.00%, 8/01/31		30	35,321
New York City Water & Sewer System RB:
5.75%, 6/15/41		35	44,886
5.38%, 6/15/43		215	240,869
5.50%, 6/15/43		255	286,883
5.88%, 6/15/44		50	64,589
New York State Dormitory Authority RB:
5.00%, 3/15/20-3/15/32		140	164,891
5.39%, 3/15/40		50	60,467
New York State Urban Development Corp. RB, 5.00%, 3/15/24-3/15/25		65	78,154
New York Transportation Development Corp. RB:
5.00%, 7/01/46		85	88,136
5.25%, 1/01/50		65	68,113
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		75	100,653
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		25	26,155
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46		65	72,554
4.46%, 10/01/62		60	60,200
4.81%, 10/15/65		30	32,078
Port of Morrow, OR RB, 2.99%, 9/01/36		10	9,040
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		75	97,894
South Carolina Public Service Authority RB, 2.39%, 12/01/23		62	60,082
State of California GO:
5.00%, 9/01/27-9/01/32		85	101,863
7.50%, 4/01/34		60	84,400
7.55%, 4/01/39		30	44,550
7.30%, 10/01/39		15	21,186
7.35%, 11/01/39		30	42,470
7.60%, 11/01/40		160	240,778
State of Georgia GO, 5.00%, 1/01/24-1/01/28		130	157,350
State of Illinois GO, 5.10%, 6/01/33		170	151,895
State of Maryland GO, 5.00%, 6/01/24		35	42,026
State of Washington GO, 5.00%, 8/01/27-8/01/30		190	225,642
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		45	47,091
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41		30	26,099
University of California RB, 4.86%, 5/15/12		50	48,494
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		20	23,269
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		120	134,859
Total Taxable Municipal Bonds — 1.2%			6,011,976

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.1%
Fannie Mae, Series 2013-C01, Class M2, 5.83%, 10/25/23 (b)		590	649,481

U.S. Government Sponsored Agency Securities		Par (000)	Value
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac:
Series K034, Class A2, 3.53%, 7/25/23-10/25/23 (b)	USD	50	$52,905
Series KJ08, Class A2, 2.36%, 1/25/35		40	39,688

			92,593
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae, Series 2014-M13, Class X2, 0.13%, 8/25/24 (b)		4,898	46,662
Freddie Mac:
Series K055, Class X1, 1.37%, 3/25/26 (b)		501	49,215
Series K056, Class X1, 1.27%, 5/25/26 (b)		190	17,320
Series K718, Class X1, 0.65%, 1/25/22 (b)		193	5,273
Ginnie Mae:
Series 2012-120, Class IO, 0.84%, 2/16/53 (b)		1,047	55,846
Series 2014-172, Class IO, 1.04%, 1/16/49 (b)		484	29,014
Series 2014-40, Class AI, 1.00%, 2/16/39		340	8,394
Series 2014-52, Class AI, 0.83%, 8/16/41		236	5,887
Series 2016-110, Class IO, 1.05%, 5/16/58 (b)		120	9,716
Series 2016-113, Class IO, 1.19%, 2/16/58 (b)		289	26,495
Series 2016-87, Class IO, 1.01%, 8/16/58 (b)		189	14,812

			268,634
Mortgage-Backed Securities — 14.8%
Fannie Mae Mortgage-Backed Securities:
2.50%, 5/01/26-1/01/32 (n)		1,592	1,594,966
2.95%, 3/01/41 (b)		38	39,881
3.00%, 4/01/29-1/01/47 (n)		11,419	11,442,915
3.13%, 9/01/41 (b)		70	73,731
3.40%, 6/01/41 (b)		100	105,306
3.50%, 7/01/26-1/01/47 (n)		14,051	14,492,520
4.00%, 2/01/25-1/01/47 (n)		6,304	6,663,328
4.50%, 2/01/25-1/01/47 (n)		2,377	2,563,552
5.00%, 6/01/39-8/01/41		1,508	1,653,768
5.50%, 2/01/35-4/01/41		988	1,106,076
6.00%, 12/01/27-6/01/41		620	708,377
6.50%, 5/01/40		189	214,724
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-1/01/32 (n)		1,106	1,108,463
3.00%, 1/01/30-1/01/47 (b)(n)		4,258	4,273,292
3.50%, 1/01/32-1/01/47 (n)		3,975	4,083,156
4.00%, 8/01/40-1/01/47 (n)		7,043	7,405,061
4.50%, 2/01/39-1/01/47 (n)		756	813,018
5.00%, 10/01/41-11/01/41		421	459,498
5.50%, 6/01/41		177	196,949
6.00%, 1/01/34		106	119,927
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47 (n)		3,662	3,707,317
3.50%, 12/20/41-1/15/47 (n)		4,806	5,002,435
4.00%, 9/20/40-1/15/47 (n)		2,086	2,220,722
4.50%, 12/20/39-11/20/44		1,787	1,930,241
5.00%, 12/15/38-12/15/40		234	258,376

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	37

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
5.50%, 1/15/46 (n)	USD	295	$328,671
7.50%, 3/15/32		4	4,888

			72,571,158
Total U.S. Government Sponsored Agency Securities — 15.0%			73,581,866

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.50%, 5/15/46		1,066	947,324
2.25%, 8/15/46 (o)		1,119	940,878
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/20		10,588	10,698,113
U.S. Treasury Notes:
0.75%, 9/30/18-10/31/18		94	93,642
1.00%, 11/30/18-11/15/19 (o)(p)		8,531	8,440,843
1.38%, 12/15/19-9/30/23		2,942	2,915,252
1.63%, 10/31/23-5/15/26		2,052	1,928,112
2.13%, 11/30/23		625	621,048
1.50%, 8/15/26		1,567	1,441,212
2.00%, 11/15/26 (o)		2,041	1,963,744
Total U.S. Treasury Obligations — 6.1%			29,990,168
Total Long-Term Investments (Cost — $445,277,864) — 101.3%			496,784,259

Short-Term Securities
Borrowed Bond Agreements — 1.3% (q)
Barclays Bank PLC, 0.00%, Open (r) (Purchased on 9/16/16 to be repurchased at $12,810, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 12,000 and $12,192, respectively)		13	12,810
Barclays Bank PLC, 0.00%, Open (r) (Purchased on 9/19/16 to be repurchased at $12,750, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 12,000 and $12,192, respectively)		13	12,750
Barclays Bank PLC, 0.17%, Open (r) (Purchased on 10/18/16 to be repurchased at GBP 660,426, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/26, par and fair value of GBP 543,000 and $811,064, respectively)		660	813,622
BNP Paribas Securities Corp., 0.00%, Open (r) (Purchased on 12/22/16 to be repurchased at $46,996, collateralized by U.S. Treasury Notes, 1.25% due at 10/31/21, par and fair value of USD 48,700 and $47,224, respectively)		47	46,995
BNP Paribas Securities Corp., 0.00%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $246,720, collateralized by U.S. Treasury Bonds, 2.88% due at 11/15/46, par and fair value of USD 256,000 and $247,160, respectively)		247	246,720
BNP Paribas Securities Corp., 0.04%, Open (r) (Purchased on 12/01/16 to be repurchased at GBP 701,825, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/26, par and fair value of GBP 595,000 and $887,579, respectively)		702	864,903

Short-Term Securities		Par (000)	Value
Citigroup Global Markets, Inc., 0.00%, Open (r) (Purchased on 9/19/16 to be repurchased at $38,038, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 34,000 and $36,499, respectively)	USD	38	$38,037
Credit Suisse Securities (USA) LLC, 0.00%, Open (r) (Purchased on 12/15/16 to be repurchased at $13,170, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 12,000 and $12,882, respectively)		13	13,170
Credit Suisse Securities (USA) LLC, 0.00%, Open (r) (Purchased on 12/15/16 to be repurchased at $50,485, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 46,000 and $49,381, respectively)		50	50,485
Credit Suisse Securities (USA) LLC, 0.00%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $2,397,285, collateralized by U.S. Treasury Notes, 1.75% due at 11/30/21, par and fair value of USD 2,415,400 and $2,397,379, respectively)		2,397	2,397,285
Deutsche Bank Securities, Inc., 0.27%, Open (r) (Purchased on 12/22/16 to be repurchased at $46,240, collateralized by U.S. Treasury Notes, 1.13% due at 9/30/21, par and fair value of USD 48,100 and $46,396, respectively)		46	46,236
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 1/03/17		1,715	1,714,960
(Purchased on 12/30/16 to be repurchased at $1,715,017, collateralized by U.S. Treasury Inflation Indexed Notes, 0.13% due at 7/15/26, par and fair value of USD 1,783,000 and $1,724,036, respectively)

			6,257,973

Certificates of Deposit
Domestic — 0.1%
Wells Fargo Bank N.A., 1.48%, 9/22/17 (b)		410	410,529
Yankee — 0.7% (s)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.54%, 8/17/17 (b)		480	480,768
Cooperatieve Rabobank UA, New York, 1.41%, 8/16/17 (b)		480	480,660
Credit Industriel et Commercial, New York, 1.51%, 8/16/17 (b)		480	481,116
Credit Suisse AG, New York, 1.69%, 8/16/17 (b)		240	240,359
Credit Suisse AG, New York, 1.72%, 8/24/17 (b)		200	200,288
Skandinaviska Enskilda Banken AB, New York, 1.39%, 8/17/17 (b)		480	480,751
Sumitomo Mitsui Banking Corp., New York, 1.53%, 8/18/17 (b)		245	245,336
Toronto-Dominion Bank, New York, 1.41%, 8/15/17 (b)		470	470,842

See Notes to Financial Statements.

38	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Certificates of Deposit		Par (000)	Value
Yankee (continued)
UBS AG, Stamford, 1.53%, 9/01/17	USD	210	$210,374

			3,290,494
Total Certificates of Deposit — 0.8%			3,701,023

Commercial Paper
BNP Paribas SA, (New York Branch), 1.53%, 8/17/17 (b)(t)		240	240,305
BPCE SA, 1.49%, 8/14/17 (t)		470	466,127
Mizuho Corporate Bank, (New York Branch), 1.37%, 8/16/17 (t)		470	465,907
Nordea Bank AB, 1.21%, 3/09/17 (t)		250	249,583
Norinchukin Bank, (New York Branch), 1.20%, 2/22/17 (b)(t)		240	240,133
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (b)(t)		480	480,912
Svenska Handelsbanken AB, (New York Branch), 1.20%, 2/27/17 (b)(t)		210	210,160
Swedbank AB, (New York Branch), 1.38%, 8/18/17 (b)(t)		240	240,375
Total Commercial Paper — 0.5%			2,593,502

Money Market Funds		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (j)(u)		16,049,913	16,049,913
SL Liquidity Series, LLC, Money Market Series, 0.95% (j)(u)(v)		9,007,190	9,008,091
Total Money Market Funds — 5.1%			25,058,004
Total Short-Term Securities (Cost — $37,622,427) — 7.7%			37,610,502

Options Purchased
(Cost — $55,071) — 0.0%			66,052
Total Investments Before Borrowed Bonds, Investments Sold Short, Options Written and TBA Sale Commitments (Cost — $482,955,362) — 109.0%			534,460,813

Borrowed Bonds		Par (000)
Foreign Government Obligations — (0.4)%
United Kingdom Gilt Inflation Linked Bond, 0.13%, 3/22/26	USD	1,138	(1,698,643)
United Mexican States:
3.50%, 1/21/21		24	(24,384)
5.13%, 1/15/20		92	(98,762)

			(1,821,789)

Borrowed Bonds		Par (000)	Value
U.S. Treasury Obligations — (0.9)%
U.S. Treasury Bonds, 2.88%, 11/15/46	USD	256	$(247,160)
U.S. Treasury Inflation Indexed Notes, 0.13%, 7/15/26		1,783	(1,724,036)
U.S. Treasury Notes:
1.13%, 9/30/21		48	(46,396)
1.25%, 10/31/21		49	(47,224)
1.75%, 11/30/21		2,415	(2,397,379)

			(4,462,195)
(Proceeds — $6,293,029) — (1.3)%			(6,283,984)

Investments Sold Short
U.S. Treasury Obligations — 0.0%
U.S. Treasury Notes, 1.63%, 10/31/23		119	(114,486)
(Proceeds — $119,318) — (0.0)%			(114,486)

Options Written
(Premiums Received — $ 23,305) — (0.0)%			(7,858)

TBA Sale Commitments (n)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/32		655	(656,036)
3.00%, 1/01/32-1/01/47		6,185	(6,163,619)
3.50%, 1/01/32-1/01/47		8,561	(8,812,808)
4.00%, 1/01/32-1/01/47		2,854	(2,990,724)
4.50%, 1/01/47		846	(909,556)
5.00%, 1/01/47		645	(702,647)
5.50%, 1/01/47		588	(653,645)
6.00%, 1/01/47		280	(317,056)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/47		407	(404,141)
3.50%, 1/01/47		525	(537,570)
4.00%, 1/01/47		5,250	(5,510,987)
Ginnie Mae Mortgage-Backed Securities:
3.50%, 1/15/47		196	(203,801)
4.50%, 1/15/47		804	(865,145)
Total TBA Sale Commitments (Proceeds — $28,641,852) — (5.9)%			(28,727,735)
Total Investments Net of Borrowed Bonds, Investments Sold Short, Options Written and TBA Sale Commitments — 101.8%			499,326,750
Liabilities in Excess of Other Assets — (1.8)%			(8,885,165)

Net Assets — 100.0%			$490,441,585

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Step-down bond that pays an initial coupon rate for the first period and then a lower coupon rate for the following periods. Rate as of period end.

(e)	Non-income producing security.

(f)	Security, or a portion of security, is on loan.

(g)	Issuer filed for bankruptcy and/or is in default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	39

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

(h)	U.S. dollar denominated security issued by foreign domiciled entity.

(i)	Amount is less than 500.

(j)	During the year ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund,
Institutional Class	87,935	—		(87,935)[1]	—	—	$ 13,447		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	16,049,913	[2]	—	16,049,913	$16,049,913	13,233		$ 99
iShares Core U.S. Aggregate Bond ETF	—	209,199		—	209,199	22,606,044	224,481		—
iShares iBoxx $ High Yield Corporate Bond ETF	29,546	54,696		(84,242)	—	—	54,348		11,543
SL Liquidity Series, LLC, Money Market Series	3,964,938	5,042,252	[2]	—	9,007,190	9,008,091	46,718	[3]	—
Total						$47,664,048	$352,227		$11,642

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(k)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(l)	Perpetual security with no stated maturity date.

(m)	Zero-coupon bond.

(n)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$446,024	$5,887
BNP Paribas Securities Corp.	$(584,618)	$175
Citigroup Global Markets, Inc.	$609,427	$(833)
Credit Suisse Securities (USA) LLC	$(2,922,217)	$1,816
Daiwa Capital Markets America, Inc.	$816,654	$(408)
Goldman Sachs & Co.	$(5,815,435)	$7,123
J.P. Morgan Securities LLC	$3,821,241	$(387)
Jefferies LLC	$1,553,432	$1,400
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(6,698)	$(1,862)
Morgan Stanley & Co. LLC	$(610,090)	$318
Nomura Securities International, Inc.	$1,331,713	$(927)
RBC Capital Markets, LLC	$263,263	$366
Wells Fargo Securities, LLC	$182,824	$(74)

(o)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(p)	All or a portion of security has been pledged in connection with outstanding futures contracts.

(q)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(r)	The amount to be repurchased assumes the maturity will be the day after the period end.

(s)	Issuer is a U.S. branch of a foreign domiciled bank.

(t)	Rates are discount rates or a range of discount rates at the time of purchase.

(u)	Current yield as of period end.

(v)	Security was purchased with the cash collateral from loaned securities.

•	For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or rating group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	(1.00)%	12/30/16	1/03/17	$944,156	$944,104	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	0.25%	12/30/16	1/03/17	988,750	988,764	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.69)%	12/30/16	1/03/17	1,959,360	1,959,285	U.S. Treasury Obligations	Overnight
Total				$3,892,266	$3,892,153

See Notes to Financial Statements.

40	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
46	Euro Currency	March 2017	USD	6,080,050	$ (60,482)
(32)	Euro-Bund	March 2017	USD	5,529,380	(74,026)
11	Long Gilt British	March 2017	USD	1,705,811	43,999
23	S&P 500 E-Mini	March 2017	USD	2,571,630	(16,470)
19	U.S. Treasury Bonds (30 Year)	March 2017	USD	2,862,469	18,288
81	U.S. Treasury Notes (10 Year)	March 2017	USD	10,066,781	(17,828)
36	U.S. Treasury Notes (2 Year)	March 2017	USD	7,800,750	(1,912)
121	U.S. Treasury Notes (5 Year)	March 2017	USD	14,237,351	(31,448)
15	U.S. Ultra Treasury Bonds	March 2017	USD	2,403,750	(20,159)
3	Euro Dollar	December 2017	USD	738,600	783
(9)	Euro Dollar	September 2018	USD	2,207,813	3,475
(3)	Euro Dollar	December 2018	USD	735,000	(1,092)
Total					$(156,872)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	422,900	USD	123,552	BNP Paribas S.A.	1/04/17	$ 6,181
BRL	173,175	USD	50,000	Goldman Sachs International	1/04/17	3,125
BRL	238,700	USD	70,000	Goldman Sachs International	1/04/17	3,226
BRL	405,756	USD	120,000	Goldman Sachs International	1/04/17	4,473
BRL	221,512	USD	66,600	Nomura International PLC	1/04/17	1,353
BRL	305,595	USD	90,000	Royal Bank of Scotland PLC	1/04/17	3,747
USD	61,776	BRL	216,278	Goldman Sachs International	1/04/17	(4,571)
USD	50,000	BRL	173,375	Goldman Sachs International	1/04/17	(3,186)
USD	58,000	BRL	198,592	Goldman Sachs International	1/04/17	(2,922)
USD	66,600	BRL	222,644	Goldman Sachs International	1/04/17	(1,700)
USD	66,600	BRL	222,377	Goldman Sachs International	1/04/17	(1,618)
USD	61,776	BRL	215,651	Morgan Stanley & Co. International PLC	1/04/17	(4,379)
USD	67,700	BRL	230,383	Morgan Stanley & Co. International PLC	1/04/17	(2,974)
USD	67,700	BRL	229,097	Morgan Stanley & Co. International PLC	1/04/17	(2,580)
USD	20,000	BRL	66,600	Morgan Stanley & Co. International PLC	1/04/17	(431)
USD	65,388	CLP	44,146,708	Royal Bank of Scotland PLC	1/05/17	(492)
USD	936,933	EUR	881,000	Goldman Sachs International	1/05/17	9,240
CNH	242,496	USD	35,000	BNP Paribas S.A.	1/06/17	(316)
CNH	143,058	USD	20,640	Citibank N.A.	1/06/17	(178)
CNH	235,671	USD	34,000	HSBC Bank PLC	1/06/17	(292)
CNH	99,801	USD	14,400	JPMorgan Chase Bank N.A.	1/06/17	(126)
CNH	34,382	USD	4,960	Royal Bank of Scotland PLC	1/06/17	(42)
USD	182,400	CNH	1,260,716	HSBC Bank PLC	1/06/17	2,081
USD	58,822	GBP	47,000	Citibank N.A.	1/09/17	883
EUR	39,000	USD	41,854	Goldman Sachs International	1/10/17	(775)
RUB	3,457,593	USD	54,000	JPMorgan Chase Bank N.A.	1/10/17	2,226
USD	41,431	EUR	39,000	Bank of America N.A.	1/10/17	352
USD	54,000	RUB	3,322,080	Morgan Stanley & Co. International PLC	1/10/17	(22)
USD	22,829	IDR	300,313,089	BNP Paribas S.A.	1/11/17	579
USD	14,049	IDR	186,008,601	JPMorgan Chase Bank N.A.	1/11/17	268
EUR	30,999	USD	33,844	Deutsche Bank AG	1/12/17	(1,190)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	41

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	70,000	USD	74,655	Royal Bank of Scotland PLC	1/12/17	$ (917)
USD	24,646	EUR	23,333	Goldman Sachs International	1/12/17	67
USD	24,651	EUR	23,333	Goldman Sachs International	1/12/17	71
USD	24,652	EUR	23,333	Goldman Sachs International	1/12/17	73
USD	74,472	EUR	70,000	Goldman Sachs International	1/12/17	734
EUR	138,000	USD	147,130	JPMorgan Chase Bank N.A.	1/13/17	(1,752)
RUB	1,420,100	USD	22,000	Bank of America N.A.	1/13/17	1,078
RUB	386,040	USD	6,000	Deutsche Bank AG	1/13/17	273
RUB	1,270,368	USD	19,800	Deutsche Bank AG	1/13/17	845
RUB	7,116,604	USD	110,000	Deutsche Bank AG	1/13/17	5,651
RUB	8,734,158	USD	138,000	JPMorgan Chase Bank N.A.	1/13/17	3,937
USD	147,208	EUR	138,000	Morgan Stanley & Co. International PLC	1/13/17	1,831
USD	39,332	RUB	2,405,572	HSBC Bank PLC	1/13/17	240
USD	138,000	RUB	8,439,528	HSBC Bank PLC	1/13/17	851
USD	39,568	RUB	2,423,117	JPMorgan Chase Bank N.A.	1/13/17	190
ZAR	1,100,016	USD	80,000	Morgan Stanley & Co. International PLC	1/17/17	(200)
IDR	254,532,924	USD	18,640	Bank of America N.A.	1/18/17	197
IDR	351,495,000	USD	25,751	BNP Paribas S.A.	1/18/17	263
IDR	355,920,000	USD	26,075	BNP Paribas S.A.	1/18/17	266
RUB	8,758,860	USD	138,000	JPMorgan Chase Bank N.A.	1/18/17	4,182
USD	24,228	IDR	318,720,000	JPMorgan Chase Bank N.A.	1/18/17	640
USD	24,219	IDR	318,718,981	UBS AG	1/18/17	631
USD	23,881	IDR	313,965,000	UBS AG	1/18/17	645
USD	48,000	INR	3,250,080	Royal Bank of Scotland PLC	1/18/17	211
USD	40,818	RUB	2,498,873	Bank of America N.A.	1/18/17	254
USD	43,514	RUB	2,663,515	Citibank N.A.	1/18/17	278
USD	53,668	RUB	3,272,657	Deutsche Bank AG	1/18/17	543
KRW	4,228,200	USD	3,600	Barclays Bank PLC	1/23/17	(99)
USD	52,600	KRW	61,793,428	Royal Bank of Scotland PLC	1/23/17	1,438
USD	180,677	MXN	3,693,050	Morgan Stanley & Co. International PLC	1/23/17	3,201
USD	72,000	TWD	2,289,744	Nomura International PLC	1/23/17	876
JPY	3,565,761	USD	31,000	Morgan Stanley & Co. International PLC	1/27/17	(440)
BRL	117,705	USD	35,000	Goldman Sachs International	2/01/17	801
BRL	118,300	USD	35,000	Morgan Stanley & Co. International PLC	2/01/17	982
USD	30,061	EUR	26,973	Morgan Stanley & Co. International PLC	2/06/17	1,611
BRL	465,609	USD	134,120	Goldman Sachs International	2/07/17	7,285
MXN	828,728	USD	40,000	Deutsche Bank AG	2/07/17	(252)
MXN	830,080	USD	40,000	UBS AG	2/07/17	(187)
USD	43,503	BRL	145,236	Goldman Sachs International	2/07/17	(605)
USD	196,344	BRL	645,351	Goldman Sachs International	2/07/17	352
USD	54,749	BRL	180,000	Nomura International PLC	2/07/17	83
USD	80,000	MXN	1,646,720	Goldman Sachs International	2/07/17	1,018
USD	18,838	IDR	251,391,534	Bank of America N.A.	2/10/17	299
USD	49,498	IDR	664,509,620	Goldman Sachs International	2/10/17	493
USD	72,983	IDR	976,141,704	Goldman Sachs International	2/10/17	996
USD	15,620	IDR	209,155,594	HSBC Bank PLC	2/10/17	196
USD	73,191	IDR	983,617,650	HSBC Bank PLC	2/10/17	653
USD	48,510	IDR	650,761,144	Standard Chartered Bank	2/10/17	519

See Notes to Financial Statements.

42	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	49,590	IDR	665,248,785	Standard Chartered Bank	2/10/17	$ 530
USD	15,999	IDR	214,148,340	UBS AG	2/10/17	206
EUR	2,525	USD	2,724	Goldman Sachs International	2/14/17	(60)
EUR	23,915	USD	25,753	UBS AG	2/14/17	(521)
USD	164,649	EUR	148,425	Citibank N.A.	2/14/17	8,044
IDR	387,040,000	USD	28,026	BNP Paribas S.A.	2/16/17	490
IDR	420,160,763	USD	30,424	BNP Paribas S.A.	2/16/17	532
USD	43,516	IDR	583,326,656	JPMorgan Chase Bank N.A.	2/16/17	537
USD	161,090	IDR	2,132,826,647	Morgan Stanley & Co. International PLC	2/16/17	3,946
RUB	4,266,900	EUR	66,000	Société Générale	2/22/17	(886)
USD	651,000	CNH	4,589,036	Westpac Banking Corp.	3/15/17	5,770
Total						$68,830

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	Citibank N.A.	1/05/17	USD	1.13	EUR	2,579	—
USD Currency	Call	JPMorgan Chase Bank N.A.	1/09/17	CAD	1.35	USD	80	$ 389
USD Currency	Call	Citibank N.A.	1/20/17	TRY	3.45	USD	95	2,781
USD Currency	Call	BNP Paribas S.A.	1/23/17	TWD	32.00	USD	140	1,972
USD Currency	Call	Goldman Sachs International	1/23/17	INR	69.00	USD	140	232
USD Currency	Call	Citibank N.A.	2/22/17	CAD	1.36	USD	159	1,539
USD Currency	Put	UBS AG	1/05/17	JPY	116.50	USD	90	532
USD Currency	Put	Nomura International PLC	1/06/17	INR	67.40	USD	80	39
EUR Currency	Put	Citibank N.A.	1/13/17	USD	1.06	EUR	90	937
USD Currency	Put	Morgan Stanley & Co. International PLC	1/13/17	BRL	3.45	USD	90	4,979
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	65.00	USD	100	6,205
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.34	USD	120	3,713
USD Currency	Put	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.37	USD	100	3,635
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.35	USD	100	3,329
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	2,367	35,770
Total								$66,052

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	43

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	BNP Paribas S.A.	01/05/17	USD	1.13	EUR	2,579	—
USD Currency	Call	Goldman Sachs International	01/20/17	TRY	3.60	USD	95	$ (802)
USD Currency	Call	JPMorgan Chase Bank N.A.	02/17/17	BRL	3.50	USD	100	(629)
USD Currency	Put	Nomura International PLC	01/06/17	INR	66.40	USD	130	(1)
USD Currency	Put	Deutsche Bank AG	01/17/17	RUB	62.50	USD	150	(3,883)
USD Currency	Put	Morgan Stanley & Co. International PLC	02/14/17	BRL	3.18	USD	180	(1,512)
USD Currency	Put	Goldman Sachs International	02/21/17	BRL	3.15	USD	150	(1,031)
Total								$(7,858)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)	Unrealized Depreciation
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	USD 1,011	$(5,314)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD 3,380	$98,624

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	1/12/17	USD	9,370	$(37,739)
3.39%[1]	UK RPI All Items Monthly	10/15/21	GBP	633	2,117
3.39%[1]	UK RPI All Items Monthly	10/15/21	GBP	633	1,899
3.37%[1]	UK RPI All Items Monthly	10/15/21	GBP	624	2,941
2.13%[2]	3-month LIBOR	8/25/25	USD	65	(276)
3.46%[2]	UK RPI All Items Monthly	10/15/26	GBP	633	(3,812)
3.45%[2]	UK RPI All Items Monthly	10/15/26	GBP	633	(5,066)
3.43%[2]	UK RPI All Items Monthly	10/15/26	GBP	624	(6,603)
Total					$(46,539)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

44	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	209	$ 781	$ 1,280	$ (499)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	209	1,291	1,961	(670)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	110	(3,307)	(3,303)	(4)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	115	(845)	2,256	(3,101)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	578	(9,349)	(7,949)	(1,400)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	330	(5,338)	(3,571)	(1,767)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	372	2,907	3,412	(505)
HSBC Holdings PLC ADR	1.00%	Citibank N.A.	12/20/21	EUR	315	(5,095)	(4,474)	(621)
HSBC Holdings PLC ADR	1.00%	Citibank N.A.	12/20/21	EUR	155	(2,507)	(2,201)	(306)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	285	2,227	2,261	(34)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	178	1,391	2,653	(1,262)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	162	1,266	2,578	(1,312)
HSBC Holdings PLC ADR	1.00%	Credit Suisse International	12/20/21	EUR	125	(2,022)	(1,768)	(254)
HSBC Holdings PLC ADR	1.00%	Credit Suisse International	12/20/21	EUR	80	(1,294)	(1,146)	(148)
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	156	1,219	1,504	(285)
HSBC Holdings PLC ADR	1.00%	Société Générale	12/20/21	EUR	65	(1,051)	(894)	(157)
Standard Chartered PLC	1.00%	Société Générale	12/20/21	EUR	189	1,477	1,809	(332)
Standard Chartered PLC	1.00%	Société Générale	12/20/21	EUR	145	1,133	1,460	(327)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	70	3,678	5,129	(1,451)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	105	458	1,038	(580)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	2,462	4,099	(1,637)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	2,462	4,099	(1,637)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	2,461	4,118	(1,657)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	2,461	4,118	(1,657)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	70	2,461	4,129	(1,668)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	40	1,406	2,353	(947)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	10	352	586	(234)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	10	351	588	(237)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	10	352	590	(238)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	176	293	(117)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	176	294	(118)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	176	294	(118)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	430	22,593	31,327	(8,734)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	455	1,981	1,751	230
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	130	563	558	5
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	62	271	279	(8)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	39	169	147	22
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	31	136	118	18
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	16	68	59	9
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/21	USD	378	(2,842)	3,553	(6,395)
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	103	(4,478)	(3,344)	(1,134)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	175	9,195	12,823	(3,628)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	109	472	822	(350)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	45	196	192	4
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	22	96	54	42
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	44	2,312	3,206	(894)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	100	5,255	7,394	(2,139)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	180	9,457	13,189	(3,732)
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	102	443	249	194
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	41	180	178	2
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	46	1,617	2,608	(991)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	45

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	38	$ 168	$ 146	$ 22
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	100	1,146	2,358	(1,212)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	50	573	2,231	(1,658)
CMBX.NA Series 8 AAA	0.50%	Morgan Stanley Capital Services LLC	10/17/57	USD	30	344	672	(328)
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	USD	30	657	973	(316)
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	120	44	40	4
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	100	36	(34)	70
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	70	25	14	11
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	20	1,131	1,319	(188)
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	20	1,131	1,319	(188)
CMBX.NA Series 6 BBB-	3.00%	Morgan Stanley Capital Services LLC	5/11/63	USD	20	1,131	1,212	(81)
Total						$56,386	$113,009	$(56,623)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19		USD	25	$ (1,241)	$ (387)	$ (854)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	209	(781)	(1,484)	703
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	209	(1,291)	(2,097)	806
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	305	(6,073)	(27,285)	21,212
CMBX.NA Series 3 AM	0.50%	Goldman Sachs International	12/13/49	BBB+	USD	600	(12,068)	(54,539)	42,471
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	120	(2,992)	(16,247)	13,255
CMBX.NA Series 8 A	2.00%	Goldman Sachs International	10/17/57	Not Rated	USD	20	(1,022)	(2,065)	1,043
CMBX.NA Series 6 BBB-	3.00%	Credit Suisse International	5/11/63	BBB-	USD	20	(1,132)	(1,646)	514
Total							$(26,600)	$(105,750)	$79,150

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	688	$ (223)	—	$ (223)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	1,376	(22)	—	(22)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	826	(230)	—	(230)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	1,641	(163)	—	(163)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	117	12	—	12
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	1,171	$359	812
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	311,432	(578)	—	(578)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	1,591	(1,132)	—	(1,132)
12.08%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	1,280	(825)	—	(825)

See Notes to Financial Statements.

46	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	1,273	$ 1,858	$ 16	$ 1,842
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	959	1,908	3	1,905
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	4,102	(527)	—	(527)
7.04%[2]	28-day MXIBTIIE	Goldman Sachs International	11/21/18	MXN	8,793	(1,361)	—	(1,361)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	4,922	(672)	—	(672)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	4,158	(789)	—	(789)
7.10%[2]	28-day MXIBTIIE	Citibank N.A.	11/22/18	MXN	4,922	(498)	(10)	(488)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	7,000	(1,487)	(13)	(1,474)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	4,132	(806)	(8)	(798)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	3,971	(843)	(7)	(836)
6.85%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/29/18	MXN	8,332	(2,734)	(14)	(2,720)
6.93%[2]	28-day MXIBTIIE	Bank of America N.A.	11/30/18	MXN	5,996	(1,557)	(31)	(1,526)
6.89%[2]	28-day MXIBTIIE	Goldman Sachs International	11/30/18	MXN	4,397	(1,296)	(22)	(1,274)
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	637	3,789	—	3,789
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	334	(735)	—	(735)
11.81%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	174	939	—	939
11.80%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	174	924	—	924
11.03%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	317	(612)	—	(612)
11.77%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	245	1,234	—	1,234
12.10%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	189	1,509	—	1,509
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	178	(365)	—	(365)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	581	(964)	—	(964)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	159	(261)	—	(261)
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	446	2,302	—	2,302
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	334	2,877	—	2,877
11.04%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	322	(604)	—	(604)
12.01%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	245	1,753	—	1,753
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	167	(403)	—	(403)
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	70	50	—	50
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	300	9,326	—	9,326
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	550	(33,749)	—	(33,749)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	200	(846)	—	(846)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	200	(2,369)	—	(2,369)
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	940	5,774	13	5,761
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	836	(3,611)	(14)	(3,597)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	1,010	(4,711)	(5)	(4,706)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	2,027	(9,486)	(10)	(9,476)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	3,807	18,037	16	18,021
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	116	(583)	(2)	(581)
7.78%[1]	28-day MXIBTIIE	Citibank N.A.	11/11/26	MXN	1,067	479	—	479
7.78%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	1,265	567	—	567
7.80%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	636	242	—	242
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	815	(1,678)	4	(1,682)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	47

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	680	$(1,386)	$ 4	$ (1,390)
7.69%[1]	28-day MXIBTIIE	Citibank N.A.	11/18/26	MXN	445	339	1	338
7.69%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/18/26	MXN	1,029	784	3	781
7.77%[1]	28-day MXIBTIIE	Bank of America N.A.	11/20/26	MXN	1,556	776	14	762
7.75%[1]	28-day MXIBTIIE	Goldman Sachs International	11/20/26	MXN	1,109	647	10	637
Total						$(20,809)	$307	$(21,116)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls					Puts

		Notional (000)					Notional (000)

	Contracts	EUR	GBP	USD	Premiums Received	Contracts	AUD	EUR	USD	Premiums Received

Outstanding options, beginning of year	—	—	—	—	—	—	—	—	—	—
Options written	43,960	11,684	4,940	14,843	$337,386	556	6,182	4,105	47,390	$403,789
Options expired	(43,826)	(7,755)	—	(2,956)	(66,232)	(171)	(2,150)	(2,755)	(250)	(86,998)
Options closed	(134)	(1,350)	(4,940)	(11,692)	(251,018)	(385)	(4,032)	(1,350)	(46,530)	(313,622)

Outstanding options, end of year	—	2,579	—	195	$20,136	—	—	—	610	$3,169

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$ 66,545	—	$ 66,545
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$102,543	—	—	102,543
Options purchased	Investments at value — unaffiliated[2]	—	—	—	66,052	—	—	66,052
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 98,624	—	—	—	$ 6,957	105,581
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	222,330	—	—	57,305	—	279,635

Total		—	$320,954	—	$168,595	$123,850	$ 6,957	$620,356

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$16,470	$ 60,482	$146,465	—	$223,417
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	33,713	—	—	33,713
Options written	Options written, at value	—	—	—	7,858	—	—	7,858
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$ 5,314	—	—	38,015	$15,481	58,810
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	192,544	—	—	78,114	—	270,658

Total		—	$197,858	$16,470	$102,053	$262,594	$15,481	$594,456

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

See Notes to Financial Statements.

48	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$395,055	$ (12,952)	$2,098,445	—	$2,480,548
Foreign currency transactions	—	—	—	45,063	—	—	45,063
Options purchased[1]	—	—	—	(208,659)	241,648	—	32,989
Options written	—	—	—	138,210	(212,199)	—	(73,989)
Swaps	—	$52,330	—	(4,527)	610,163	—	657,966

Total	—	$52,330	$395,055	$ (42,865)	$2,738,057	—	$3,142,577

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(16,470)	$ (60,482)	$ (91,417)	—	$ (168,369)
Foreign currency translations	—	—	—	89,464	—	—	89,464
Options purchased[1]	—	—	—	10,981	9,198	—	20,179
Options written	—	—	—	15,447	—	—	15,447
Swaps	—	$80,381	—	—	28,323	$(8,524)	100,180

Total	—	$80,381	$(16,470)	$ 55,410	$ (53,896)	$(8,524)	$ 56,901

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$42,077,494
Average notional value of contracts - short	$12,466,603
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$9,069,129
Average amounts sold - USD	$5,027,797
Options:
Average value of option contracts purchased	$80,286
Average value of option contracts written	$36,330
Average notional value of swaption contracts purchased	$595,750
Credit default swaps:
Average notional value - buy protection	$9,782,770
Average notional value - sell protection	$10,644,500
Interest rate swaps:
Average notional value - pays fixed rate	$19,818,208
Average notional value - receives fixed rate	$10,932,929

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$109,906		$ 542
Forward foreign currency exchange contracts	102,543		33,713
Options	66,052	[1]	7,858
Swaps - Centrally cleared	—		1,654
Swaps - OTC[2]	279,635		270,658

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$558,136		$314,425
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(109,906)		(2,196)

Total derivative assets and liabilities subject to an MNA	$448,230		$312,229

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	49

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 50,682	$ (23,962)	—	—	$ 26,720
Barclays Bank PLC	36,381	(12,148)	—	—	24,233
BNP Paribas S.A.	49,465	(15,508)	—	—	33,957
Citibank N.A.	43,005	(33,691)	—	—	9,314
Credit Suisse International	26,315	(26,315)	—	—	—
Deutsche Bank AG	55,445	(55,445)	—	—	—
Goldman Sachs International	83,855	(80,208)	—	—	3,647
HSBC Bank PLC	11,415	(2,431)	—	—	8,984
J.P. Morgan Securities LLC	2,638	(376)	—	—	2,262
JPMorgan Chase Bank N.A.	44,609	(20,197)	—	—	24,412
Morgan Stanley & Co. International PLC	20,263	(12,538)	—	—	7,725
Morgan Stanley Capital Services LLC	4,140	(4,140)	—	—	—
Nomura International PLC	2,351	—	—	—	2,351
Royal Bank of Scotland PLC	5,396	(1,451)	—	—	3,945
Société Générale	3,269	(2,596)	—	—	673
Standard Chartered Bank	1,049	—	—	—	1,049
UBS AG	2,182	(708)	—	—	1,474
Westpac Banking Corp.	5,770	—	—	—	5,770

Total	$448,230	$(291,714)	—	—	$156,516

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 23,962	$ (23,962)	—	—	—
Barclays Bank PLC	12,148	(12,148)	—	—	—
BNP Paribas S.A.	15,508	(15,508)	—	—	—
Citibank N.A.	33,691	(33,691)	—	—	—
Credit Suisse International	35,117	(26,315)	—	—	$ 8,802
Deutsche Bank AG	58,302	(55,445)	—	—	2,857
Goldman Sachs International	80,208	(80,208)	—	—	—
HSBC Bank PLC	2,431	(2,431)	—	—	—
J.P. Morgan Securities LLC	376	(376)	—	—	—
JPMorgan Chase Bank N.A.	20,197	(20,197)	—	—	—
Morgan Stanley & Co. International PLC	12,538	(12,538)	—	—	—
Morgan Stanley Capital Services LLC	12,996	(4,140)	—	—	8,856
Royal Bank of Scotland PLC	1,451	(1,451)	—	—	—
Société Générale	2,596	(2,596)	—	—	—
UBS AG	708	(708)	—	—	—

Total	$312,229	$(291,714)	—	—	$20,515

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

50	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Balanced Capital Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$15,475,958	$4,592,036	$20,067,994
Common Stocks[1]	$286,145,250	—	—	286,145,250
Corporate Bonds	—	39,471,038	—	39,471,038
Foreign Agency Obligations	—	990,457	—	990,457
Foreign Government Obligations	—	5,455,811	—	5,455,811
Investment Companies	22,606,044	—	—	22,606,044
Non-Agency Mortgage-Backed Securities	—	10,157,811	1,252,877	11,410,688
Other Interests	—	—	—	—
Preferred Securities	818,549	234,418	—	1,052,967
Taxable Municipal Bonds	—	6,011,976	—	6,011,976
U.S. Government Sponsored Agency Securities	—	73,581,866	—	73,581,866
U.S. Treasury Obligations	—	29,990,168	—	29,990,168
Short Term Investments:
Borrowed Bond Agreements	—	6,257,973	—	6,257,973
Certificates of Deposit	—	3,701,023	—	3,701,023
Commercial Paper	—	2,593,502	—	2,593,502
Money Market Funds	16,049,913	—	—	16,049,913
Options Purchased:
Foreign currency exchange contracts	—	66,052	—	66,052
Liabilities:
Investments Sold Short	—	(114,486)	—	(114,486)
TBA Sale Commitments	—	(28,727,735)	—	(28,727,735)
Borrowed Bonds	—	(6,283,984)	—	(6,283,984)

Subtotal	$325,619,756	$158,861,848	$5,844,913	$490,326,517

Investments Valued at NAV[1]				9,008,091

Total Investments				$499,334,608

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$179,261	—	$179,261
Foreign Currency Exchange Contracts.	—	102,543	—	102,543
Interest rate contracts	$66,545	56,862	—	123,407
Other contracts	—	6,957	—	6,957
Liabilities:
Credit contracts	—	(63,424)	—	(63,424)
Equity contracts	(16,470)	—	—	(16,470)
Foreign Currency Exchange Contracts	(60,482)	(41,571)	—	(102,053)
Interest rate contracts	(146,465)	(115,993)	—	(262,458)
Other contracts	—	(15,481)	—	(15,481)

Total	$(156,872)	$109,154	—	$(47,718)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $3,892,153 are categorized as level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	51

Schedule of Investments (concluded)	BlackRock Balanced Capital Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Options Purchased	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$3,730,393	$ 1,847,256	—	$ 62	$5,577,711
Transfers into Level 3	15,273	—	—	—	15,273
Transfers out of Level 3	(861,105)	(403,333)	—	—	(1,264,438)
Accrued discounts/premiums	2,865	10,945	—	—	13,810
Net realized gain (loss)	4,416	5,742	—	—	10,158
Net change in unrealized appreciation (depreciation)[1,2]	25,072	7,637	$(16,918)	(62)	15,729
Purchases	2,195,776	978,565	16,918	—	3,191,259
Sales	(520,654)	(1,193,935)	—	—	(1,714,589)

Closing Balance, as of December 31, 2016	$4,592,036	$ 1,252,877	—	—	$5,844,913

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$32,807	$ 1,917	$(16,918)	$(62)	$17,744

[1]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

52	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Capital Appreciation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.0%
TransDigm Group, Inc.	5,821	$1,449,196
Airlines — 2.1%
Delta Air Lines, Inc.	60,545	2,978,208
Banks — 6.3%
Bank of America Corp.	138,884	3,069,336
Citigroup, Inc.	51,599	3,066,528
First Republic Bank	6,447	594,027
SunTrust Banks, Inc.	10,277	563,693
Wells Fargo & Co.	25,334	1,396,157

		8,689,741
Beverages — 3.2%
Anheuser-Busch InBev SA/NV — ADR	7,661	807,776
Constellation Brands, Inc., Class A	23,429	3,591,900

		4,399,676
Biotechnology — 6.1%
Alexion Pharmaceuticals, Inc. (a)	41,520	5,079,972
Biogen, Inc. (a)	6,764	1,918,135
Regeneron Pharmaceuticals, Inc. (a)	4,082	1,498,461

		8,496,568
Capital Markets — 0.7%
Morgan Stanley	21,772	919,867
Chemicals — 1.7%
Ecolab, Inc.	4,003	469,232
Sherwin-Williams Co.	7,080	1,902,679

		2,371,911
Consumer Finance — 0.6%
Discover Financial Services	10,984	791,836
Diversified Financial Services — 2.4%
Berkshire Hathaway, Inc., Class B (a)	20,640	3,363,907
Diversified Telecommunication Services — 1.3%
SBA Communications Corp., Class A (a)	17,391	1,795,795
Electrical Equipment — 1.6%
Acuity Brands, Inc.	9,923	2,290,824
Equity Real Estate Investment Trusts (REITs) — 1.2%
Equinix, Inc.	4,687	1,675,181
Food & Staples Retailing — 0.6%
Costco Wholesale Corp.	5,319	851,625
Health Care Equipment & Supplies — 2.6%
Becton Dickinson and Co.	12,376	2,048,847
Boston Scientific Corp. (a)	69,320	1,499,392

		3,548,239
Health Care Providers & Services — 5.7%
Humana, Inc.	7,530	1,536,346
UnitedHealth Group, Inc.	39,825	6,373,593

		7,909,939
Hotels, Restaurants & Leisure — 1.5%
Chipotle Mexican Grill, Inc. (a)(b)	1,593	601,071
Domino’s Pizza, Inc.	9,238	1,471,059

		2,072,130
Industrial Conglomerates — 1.4%
Roper Technologies, Inc.	10,833	1,983,306
Internet & Direct Marketing Retail — 13.2%
Amazon.com, Inc. (a)	13,046	9,782,804
Netflix, Inc. (a)	35,966	4,452,591
Priceline Group, Inc. (a)	2,761	4,047,792

		18,283,187

Common Stocks	Shares	Value
Internet Software & Services — 12.1%
Alphabet, Inc., Class A (a)	12,337	$9,776,456
Facebook, Inc., Class A (a)	30,389	3,496,254
Tencent Holdings Ltd.	143,800	3,486,735

		16,759,445
IT Services — 8.8%
Fiserv, Inc. (a)	11,006	1,169,718
FleetCor Technologies, Inc. (a)	19,265	2,726,383
Global Payments, Inc.	34,071	2,364,868
Vantiv, Inc., Class A (a)	28,310	1,687,842
Visa, Inc., Class A	55,781	4,352,034

		12,300,845
Multiline Retail — 0.7%
Dollar Tree, Inc. (a)	12,427	959,116
Oil, Gas & Consumable Fuels — 2.6%
Concho Resources, Inc. (a)	6,398	848,375
EOG Resources, Inc.	9,916	1,002,508
Pioneer Natural Resources Co.	10,176	1,832,392

		3,683,275
Pharmaceuticals — 1.0%
Zoetis, Inc.	24,740	1,324,332
Professional Services — 1.2%
Equifax, Inc.	13,688	1,618,332
Road & Rail — 0.7%
Norfolk Southern Corp.	9,254	1,000,080
Semiconductors & Semiconductor Equipment — 4.3%
ASML Holding NV	28,758	3,226,648
Broadcom Ltd.	13,481	2,383,036
NVIDIA Corp.	3,813	407,000

		6,016,684
Software — 7.2%
Activision Blizzard, Inc.	74,703	2,697,525
Autodesk, Inc. (a)	11,272	834,241
Microsoft Corp.	105,003	6,524,886

		10,056,652
Specialty Retail — 3.3%
Home Depot, Inc.	25,658	3,440,225
Ulta Salon Cosmetics & Fragrance, Inc. (a)	4,774	1,217,083

		4,657,308
Technology Hardware, Storage & Peripherals — 1.0%
Apple Inc.	11,788	1,365,286
Textiles, Apparel & Luxury Goods — 2.5%
NIKE, Inc., Class B	68,659	3,489,937
Total Common Stocks — 98.6%		137,102,428

Preferred Stocks
Software — 1.1%
Palantir Technologies, Inc., Series I (Acquired 2/11/14, cost $1,152,906), 0.00% (a)(c)	188,076	1,521,535
Total Preferred Stocks — 1.1%		1,521,535
Total Long-Term Investments (Cost — $120,242,526) — 99.7%		138,623,963

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	53

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (d)(e)	1,604,140	$ 1,604,140
SL Liquidity Series, LLC, Money Market Series, 0.95% (d)(e)(f)	588,197	588,255
Total Short-Term Securities (Cost — $2,192,454) — 1.6%		2,192,395
Total Investments (Cost — $122,434,980) — 101.3%		140,816,358
Liabilities in Excess of Other Assets — (1.3)%		(1,797,221)

Net Assets — 100.0%		$139,019,137

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $1,521,535 and an original cost of $1,152,906 which was 1.1% of its net assets.

(d)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	2,660,556	(2,660,556)	—	—	$3,898		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	1,604,140	1,604,140	$1,604,140	984		$ 4
SL Liquidity Series, LLC, Money Market Series	5,786,479	(5,198,282)	588,197	588,255	12,934	[1]	1,387
Total				$2,192,395	$17,816		$1,391

[1]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(e)	Current yield as of period end.

(f)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

54	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Capital Appreciation Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Aerospace & Defense	$1,449,196	—	—	$1,449,196
Airlines	2,978,208	—	—	2,978,208
Banks	8,689,741	—	—	8,689,741
Beverages	4,399,676	—	—	4,399,676
Biotechnology	8,496,568	—	—	8,496,568
Capital Markets	919,867	—	—	919,867
Chemicals	2,371,911	—	—	2,371,911
Consumer Finance	791,836	—	—	791,836
Diversified Financial Services	3,363,907	—	—	3,363,907
Diversified Telecommunication Services	1,795,795	—	—	1,795,795
Electrical Equipment	2,290,824	—	—	2,290,824
Equity Real Estate Investment Trusts (REITs)	1,675,181	—	—	1,675,181
Food & Staples Retailing	851,625	—	—	851,625
Health Care Equipment & Supplies	3,548,239	—	—	3,548,239
Health Care Providers & Services	7,909,939	—	—	7,909,939
Hotels, Restaurants & Leisure	2,072,130	—	—	2,072,130
Industrial Conglomerates	1,983,306	—	—	1,983,306
Internet & Direct Marketing Retail	18,283,187	—	—	18,283,187
Internet Software & Services	13,272,710	$3,486,735	—	16,759,445
IT Services	12,300,845	—	—	12,300,845
Multiline Retail	959,116	—	—	959,116
Oil, Gas & Consumable Fuels	3,683,275	—	—	3,683,275
Pharmaceuticals	1,324,332	—	—	1,324,332
Professional Services	1,618,332	—	—	1,618,332
Road & Rail	1,000,080	—	—	1,000,080
Semiconductors & Semiconductor Equipment	6,016,684	—	—	6,016,684
Software	10,056,652	—	—	10,056,652
Specialty Retail	4,657,308	—	—	4,657,308
Technology Hardware, Storage & Peripherals	1,365,286	—	—	1,365,286
Textiles, Apparel & Luxury Goods	3,489,937	—	—	3,489,937
Preferred Stock:
Software	—	—	$1,521,535	1,521,535
Short-Term Securities	1,604,140	—	—	1,604,140

Subtotal	$135,219,833	$3,486,735	$1,521,535	$140,228,103

Investments Valued at NAV[1]				588,255

Total Investments				$140,816,358

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	55

Schedule of Investments (concluded)	BlackRock Capital Appreciation Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

Preferred Stocks
Assets:
Opening Balance, as of December 31, 2015	$2,140,305
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	—
Net change in unrealized appreciation/depreciation[1,2]	(618,770)
Purchases	—
Sales	—

Closing Balance, as of December 31, 2016	$1,521,535

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$(618,770)

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized
Preferred Stocks	$1,521,535	Market	Revenue Multiple[1]	11.00x
			Revenue Growth Rate[1]	72.00%

[1]	Increase in unobservable input may result in a significant increase to value, while a decrease in the unobservable input may result in a significant decrease to value.

See Notes to Financial Statements.

56	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments December 31, 2016	BlackRock Global Allocation Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Belgium — 0.4%
Anheuser-Busch InBev SA	6,444	$682,061
Umicore SA	2,747	156,281

		838,342
Canada — 0.7%
Brookfield Asset Management, Inc., Class A	563	18,576
Cenovus Energy, Inc.	9,996	151,133
Encana Corp.	51,424	603,718
Fairfax Financial Holdings Ltd.	375	181,125
Platinum Group Metals Ltd. (a)(b)	41,055	58,709
Platinum Group Metals Ltd. (a)	9,048	13,073
Toronto-Dominion Bank	6,758	333,307

		1,359,641
China — 0.6%
AIA Group Ltd.	38,000	212,870
Alibaba Group Holding Ltd. — ADR (a)(b)	6,882	604,308
Brilliance China Automotive Holdings Ltd.	78,000	107,057
China Mobile Ltd. — ADR	895	46,925
CLP Holdings Ltd.	5,500	50,440
Haitian International Holdings Ltd.	57,898	113,329
Want Want China Holdings Ltd.	45,000	28,739

		1,163,668
Czech Republic — 0.0%
CEZ AS	2,191	36,672
Finland — 0.2%
Nokia OYJ	106,365	510,146
France — 3.0%
Accor SA	6,461	240,690
Airbus Group SE	11,105	733,473
Arkema SA	1,344	131,377
AXA SA	12,013	302,834
BNP Paribas SA	6,348	403,975
Compagnie de Saint-Gobain	6,084	283,013
Danone SA	13,134	831,103
Dassault Aviation SA	268	299,120
LVMH Moet Hennessy Louis Vuitton SE	1,649	314,419
Publicis Groupe SA	4,135	284,921
Safran SA	9,721	699,175
Sanofi	6,239	504,520
TOTAL SA	9,349	479,531
TOTAL SA — ADR	434	22,121
Ubisoft Entertainment SA (a)	6,325	224,764
Unibail-Rodamco SE	893	212,807
Vinci SA	3,584	243,801

		6,211,644
Germany — 1.3%
BASF SE	3,052	282,849
Bayer AG, Registered Shares	2,484	258,793
Deutsche Telekom AG, Registered Shares	27,406	470,212
Evonik Industries AG	5,692	169,672
GEA Group AG	5,772	231,634
HUGO BOSS AG	2,816	171,915
Innogy SE (a)(c)	18,067	627,794
Siemens AG, Registered Shares	2,250	275,491
Volkswagen AG	76	10,908
Vonovia SE	7,559	245,422

		2,744,690
Hong Kong — 0.4%
Cheung Kong Infrastructure Holdings Ltd.	5,000	39,712
CK Hutchison Holdings Ltd.	4,500	50,798
Hang Lung Properties Ltd.	11,000	23,195
HKT Trust & HKT Ltd. (d)	29,000	35,521

Common Stocks	Shares	Value
Hong Kong (continued)
Jardine Matheson Holdings Ltd.	700	$38,675
Link REIT	4,500	29,174
Power Assets Holdings Ltd.	4,000	35,188
Sino Land Co. Ltd.	20,000	29,821
Sun Hung Kai Properties Ltd.	36,666	461,716
Swire Pacific Ltd., Class A	3,500	33,305
Wharf Holdings Ltd.	6,000	39,744

		816,849
India — 0.7%
Coal India Ltd.	47,674	210,110
Hero MotoCorp. Ltd.	688	30,801
Infosys Ltd.	19,027	282,409
Maruti Suzuki India Ltd.	1,863	145,565
Oil & Natural Gas Corp. Ltd. (a)	16,177	45,475
Reliance Industries Ltd.	49,629	789,438

		1,503,798
Indonesia — 0.1%
Siloam International Hospitals Tbk PT (a)	240,486	194,429
Ireland — 0.5%
Perrigo Co. PLC	7,399	615,819
Shire PLC	8,127	464,048

		1,079,867
Italy — 0.8%
Ei Towers SpA (a)	6,884	371,019
Enel SpA	73,405	322,667
Italgas SpA (a)	1,476	5,808
Luxottica Group SpA	5,863	315,117
RAI Way SpA (c)	34,302	129,267
Snam SpA	6,954	28,601
Telecom Italia SpA (a)	573,412	506,290
Telecom Italia SpA, Non-Convertible Savings Shares	15,437	11,204

		1,689,973
Japan — 9.0%
Aisin Seiki Co. Ltd.	4,920	212,886
Ajinomoto Co., Inc.	19,000	382,329
Alfresa Holdings Corp.	2,300	37,989
Alpine Electronics, Inc.	1,700	22,057
Asahi Group Holdings Ltd.	7,000	220,396
Asahi Kasei Corp.	27,900	242,766
Astellas Pharma, Inc.	2,850	39,539
Bridgestone Corp.	8,400	302,239
Canon Marketing Japan, Inc.	1,900	31,903
Chiyoda Corp.	6,000	41,416
Chubu Electric Power Co., Inc.	8,900	123,847
COMSYS Holdings Corp.	2,300	42,050
Daikin Industries Ltd.	2,500	229,022
Daiwa Securities Group, Inc.	9,000	55,420
Denso Corp.	10,830	468,468
East Japan Railway Co.	8,427	726,565
Exedy Corp.	1,000	28,088
Fuji Heavy Industries Ltd.	15,960	650,281
FUJIFILM Holdings Corp.	1,500	56,799
Futaba Industrial Co. Ltd.	6,670	38,866
GS Yuasa Corp.	21,000	87,067
Hino Motors Ltd.	4,000	40,640
Hirose Electric Co. Ltd.	400	49,466
Hitachi Chemical Co. Ltd.	8,200	204,560
Honda Motor Co. Ltd.	9,040	263,926
Hoya Corp.	14,101	591,247
Inpex Corp.	38,999	389,827
Isuzu Motors Ltd.	4,700	59,429

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	57

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Japan (continued)
Japan Airlines Co. Ltd.	21,000	$612,796
Japan Tobacco, Inc.	1,700	55,800
JGC Corp.	5,580	101,089
Kamigumi Co. Ltd.	4,000	38,097
KDDI Corp.	7,000	176,771
Keyence Corp.	200	136,850
Kinden Corp.	5,500	68,463
Koito Manufacturing Co. Ltd.	2,700	142,587
Komatsu Ltd.	13,200	298,982
Kubota Corp.	15,580	222,028
Kurita Water Industries Ltd.	1,600	35,201
Kyocera Corp.	1,900	94,203
Kyushu Railway Co. (a)	5,200	136,145
Mabuchi Motor Co. Ltd.	1,200	62,357
Maeda Road Construction Co. Ltd.	2,000	33,355
Makita Corp.	700	46,773
Medipal Holdings Corp.	2,600	40,956
Mitsubishi Electric Corp.	45,100	627,303
Mitsubishi Estate Co. Ltd.	35,000	695,264
Mitsubishi UFJ Financial Group, Inc.	58,400	360,172
MS&AD Insurance Group Holdings, Inc.	5,315	164,593
Murata Manufacturing Co. Ltd.	3,440	459,366
Nabtesco Corp.	1,700	39,408
NEC Corp.	66,000	174,565
Nintendo Co. Ltd.	1,500	311,813
Nippo Corp.	2,000	37,261
Nippon Telegraph & Telephone Corp.	6,620	278,670
Nippon Television Holdings, Inc.	2,700	48,948
Nitto Denko Corp.	4,300	329,213
NTT DOCOMO, Inc.	5,200	118,275
Okumura Corp.	21,270	119,443
Otsuka Holdings Co. Ltd.	1,600	69,697
Rinnai Corp.	1,350	108,626
Rohm Co. Ltd.	5,060	290,307
Sawai Pharmaceutical Co. Ltd.	800	42,883
Secom Co. Ltd.	800	58,451
Seino Holdings Co. Ltd.	3,100	34,349
Seven & i Holdings Co. Ltd.	7,600	289,022
Shimamura Co. Ltd.	600	74,810
Shin-Etsu Chemical Co. Ltd.	10,020	775,438
SHO-BOND Holdings Co. Ltd.	500	20,755
SKY Perfect JSAT Holdings, Inc.	4,800	22,053
Sompo Holdings, Inc.	11,000	371,484
Sony Financial Holdings, Inc.	10,500	163,679
Stanley Electric Co. Ltd.	1,900	51,761
Sumco Corp.	14,200	182,560
Sumitomo Electric Industries Ltd.	16,100	231,829
Sumitomo Mitsui Financial Group, Inc.	19,300	735,001
Suzuken Co. Ltd.	1,200	39,195
Suzuki Motor Corp.	18,761	658,678
Toda Corp.	22,000	115,618
Toho Co. Ltd.	1,700	47,955
Tokio Marine Holdings, Inc.	10,302	421,796
Tokyo Gas Co. Ltd.	88,581	399,867
Tokyo Steel Manufacturing Co. Ltd.	3,100	23,659
Toray Industries, Inc.	27,000	218,039
Toyota Industries Corp.	11,614	552,191
Toyota Motor Corp.	2,100	123,120
Trend Micro, Inc.	2,200	78,086
TV Asahi Holdings Corp.	1,600	31,524
Ube Industries Ltd.	75,600	157,974
West Japan Railway Co.	3,500	214,396
Yamada Denki Co. Ltd.	33,000	177,687
Yamaha Corp.	1,600	48,788
Yamato Kogyo Co. Ltd.	1,200	33,467

Common Stocks	Shares	Value
Japan (continued)
Zenkoku Hosho Co. Ltd.	1,200	$38,468

		18,609,048
Mexico — 0.1%
Fibra Uno Administracion SA de CV	95,801	146,407
Netherlands — 1.9%
Akzo Nobel NV	5,701	356,239
ING Groep NV	33,696	474,399
Koninklijke Philips NV	18,818	575,304
Patheon NV (a)	5,631	161,666
Randstad Holding NV	4,673	253,126
Royal Dutch Shell PLC, A Shares	5,690	155,199
Royal Dutch Shell PLC, Class A — ADR (b)	18,753	1,019,788
Unilever NV CVA (b)	21,334	876,379

		3,872,100
Portugal — 0.1%
NOS SGPS SA	19,135	113,564
Singapore — 0.5%
CapitaLand Ltd.	254,300	528,464
ComfortDelGro Corp. Ltd.	20,100	34,155
Global Logistic Properties Ltd.	318,900	482,883
Singapore Telecommunications Ltd.	18,900	47,409

		1,092,911
South Korea — 0.5%
Coway Co. Ltd.	636	46,488
Doosan Bobcat, Inc. (a)	11,343	336,684
Hyundai Motor Co.	2,180	262,990
KT&G Corp.	485	40,570
LG Chem Ltd.	172	37,091
POSCO	229	48,620
SK Hynix, Inc.	5,502	202,452
SK Telecom Co. Ltd.	204	37,810

		1,012,705
Spain — 0.4%
Banco Bilbao Vizcaya Argentaria SA	30,692	206,832
Banco Santander SA	55,683	289,679
Cellnex Telecom SAU (c)	21,430	307,610
Gas Natural SDG SA	7,138	134,290

		938,411
Sweden — 0.5%
SKF AB, Class B	41,537	761,629
Svenska Handelsbanken AB, Class A	25,581	354,309

		1,115,938
Switzerland — 1.2%
Chubb Ltd.	4,175	551,601
Cie Financiere Richemont SA, Registered Shares	2,439	161,195
Nestle SA, Registered Shares	16,886	1,209,672
Novartis AG, Registered Shares	3,216	233,879
UBS Group AG, Registered Shares	17,626	275,591

		2,431,938
Taiwan — 0.3%
Cathay Financial Holding Co. Ltd.	32,000	47,572
Cheng Shin Rubber Industry Co. Ltd.	48,341	90,741
Chunghwa Telecom Co. Ltd.	16,000	50,241
Far EasTone Telecommunications Co. Ltd.	20,000	44,961
Formosa Chemicals & Fibre Corp.	10,000	29,781
Formosa Petrochemical Corp.	8,000	27,685
Formosa Plastics Corp.	11,000	30,322

See Notes to Financial Statements.

58	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
Taiwan (continued)
Fubon Financial Holding Co. Ltd.	32,000	$50,443
Hon Hai Precision Industry Co. Ltd.	21,200	55,143
Nan Ya Plastics Corp.	14,000	30,838
Taiwan Mobile Co. Ltd.	17,000	54,728
Uni-President Enterprises Corp.	22,000	36,275

		548,730
Thailand — 0.1%
Advanced Info Service PCL	11,800	48,438
Intouch Holdings PCL — NVDR	26,500	36,734
PTT Global Chemical PCL	24,100	42,398
Siam Cement PCL	3,300	45,802
Siam Cement PCL — NVDR	400	5,531
Thai Oil PCL	14,000	28,246

		207,149
United Arab Emirates — 0.2%
NMC Health PLC	19,725	375,246
United Kingdom — 2.9%
AstraZeneca PLC	10,589	578,245
BAE Systems PLC	75,605	549,920
Berkeley Group Holdings PLC	5,933	205,098
BP PLC	9,917	62,115
BP PLC — ADR (b)	19,424	726,069
Delta Topco Ltd. (Acquired 5/02/12, cost $227,998) (a)(e)	369,427	18,471
Diageo PLC — ADR (b)	3,451	358,697
GlaxoSmithKline PLC	15,208	292,125
HSBC Holdings PLC	104,436	842,659
Liberty Global PLC, Class A (a)	4,590	140,408
Meggitt PLC	21,587	121,907
Michael Kors Holdings Ltd. (a)	8,207	352,737
National Grid PLC	2,349	27,445
Pearson PLC	20,831	209,012
Smiths Group PLC	12,176	211,950
Spire Healthcare Group PLC (c)	52,191	216,915
Vodafone Group PLC	301,185	741,184
Vodafone Group PLC — ADR	11,271	275,351

		5,930,308
United States — 27.2%
3M Co. (b)	155	27,678
AbbVie, Inc.	518	32,437
Accenture PLC, Class A (b)	456	53,411
Adobe Systems, Inc. (a)	345	35,518
Aetna, Inc.	6,777	840,416
Air Products & Chemicals, Inc.	4,328	622,453
Alliance Data Systems Corp.	124	28,334
Allstate Corp.	6,471	479,631
Alphabet, Inc., Class C (a)	2,719	2,098,579
Altria Group, Inc.	732	49,498
Amazon.com, Inc. (a)	2,034	1,525,236
Amdocs Ltd.	715	41,649
American International Group, Inc.	311	20,311
American Tower Corp.	648	68,481
Ameriprise Financial, Inc.	254	28,179
Amgen, Inc.	1,441	210,689
Anadarko Petroleum Corp.	17,649	1,230,665
Anthem, Inc.	4,299	618,067
Apple Inc. (f)	29,836	3,455,606
Axalta Coating Systems Ltd. (a)	23,759	646,245
Axis Capital Holdings Ltd.	533	34,789
Bank of America Corp.	69,724	1,540,900
Bank of New York Mellon Corp.	384	18,194
Baxter International, Inc.	7,367	326,653
Bed Bath & Beyond, Inc. (b)	6,528	265,298

Common Stocks	Shares	Value
United States (continued)
Berkshire Hathaway, Inc., Class A (a)	3	$732,363
Berkshire Hathaway, Inc., Class B (a)	4,594	748,730
Biogen, Inc. (a)	809	229,416
Boeing Co.	192	29,891
Brookdale Senior Living, Inc. (a)(b)	17,005	211,202
Capital One Financial Corp.	502	43,794
Cardinal Health, Inc. (b)	525	37,784
Catalent, Inc. (a)	8,162	220,048
Centene Corp. (a)	4,281	241,919
Charles Schwab Corp.	10,128	399,752
Charter Communications, Inc., Class A (a)	1,286	370,265
Chevron Corp.	143	16,831
Chipotle Mexican Grill, Inc. (a)(b)	1,517	572,394
Cisco Systems, Inc. (b)	797	24,085
Citigroup, Inc.	15,495	920,868
CME Group, Inc.	269	31,029
Cognizant Technology Solutions Corp., Class A (a)	6,059	339,486
Colgate-Palmolive Co.	934	61,121
Comcast Corp., Class A	14,341	990,246
CommScope Holding Co, Inc. (a)	16,152	600,854
Computer Sciences Corp.	668	39,693
Constellation Brands, Inc., Class A	241	36,948
Crown Castle International Corp.	3,646	316,363
Crown Holdings, Inc. (a)	518	27,231
CVS Health Corp.	3,543	279,578
Delta Air Lines, Inc. (b)	10,246	504,001
Dick’s Sporting Goods, Inc.	315	16,727
Discover Financial Services	5,477	394,837
DISH Network Corp., Class A (a)	5,323	308,361
E.I. du Pont de Nemours & Co.	11,462	841,311
Edgewell Personal Care Co. (a)	9,834	717,784
Electronic Arts, Inc. (a)	3,675	289,443
EQT Corp.	3,868	252,967
Expedia, Inc.	2,135	241,853
Facebook, Inc., Class A (a)	13,750	1,581,937
Fifth Third Bancorp	669	18,043
Fitbit, Inc., Class A (a)	10,359	75,828
Ford Motor Co.	24,144	292,867
Fortune Brands Home & Security, Inc.	4,081	218,170
General Dynamics Corp.	248	42,820
Gilead Sciences, Inc.	14,467	1,035,982
Global Payments, Inc.	3,831	265,910
Goldman Sachs Group, Inc.	2,651	634,782
Goodyear Tire & Rubber Co.	664	20,498
H&R Block, Inc. (b)	7,609	174,931
Hartford Financial Services Group, Inc.	1,196	56,989
HCA Holdings, Inc. (a)	5,860	433,757
HD Supply Holdings, Inc. (a)	3,412	145,044
Helmerich & Payne, Inc. (b)	397	30,728
Hexcel Corp.	1,703	87,602
Home Depot, Inc.	2,422	324,742
Illinois Tool Works, Inc.	210	25,717
Intel Corp. (b)	925	33,550
International Paper Co. (b)	718	38,097
Intuit, Inc.	2,645	303,143
Invitae Corp. (a)(b)	8,161	64,798
Johnson & Johnson (f)	6,181	712,113
JPMorgan Chase & Co.	14,763	1,273,899
Kansas City Southern	6,445	546,858
Kimberly-Clark Corp.	2,720	310,406
KLA-Tencor Corp.	370	29,112
Lear Corp.	482	63,802
Liberty Broadband Corp., Class A (a)	1,469	106,444
Liberty Broadband Corp., Class C (a)	2,849	211,025

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	59

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Common Stocks	Shares	Value
United States (continued)
Liberty Media Corp. — Liberty SiriusXM Group, Class A (a)	5,349	$184,647
Liberty Media Corp. — Liberty SiriusXM Group, Class C (a)	10,029	340,184
Lookout, Inc. (Acquired 3/04/15, cost $16,643) (a)(e)	1,457	8,086
Lowe’s Cos., Inc.	11,921	847,822
Marathon Oil Corp.	37,421	647,758
Marathon Petroleum Corp.	34,680	1,746,138
Marsh & McLennan Cos., Inc.	5,922	400,268
Masco Corp.	8,466	267,695
Mastercard, Inc., Class A	3,393	350,327
McDonald’s Corp.	335	40,776
McKesson Corp.	166	23,315
Mead Johnson Nutrition Co.	2,828	200,109
Medtronic PLC	1,197	85,262
Merck & Co., Inc.	4,251	250,256
MetLife, Inc.	7,058	380,356
Microsoft Corp.	1,158	71,958
Mohawk Industries, Inc. (a)	1,335	266,573
Mondelez International, Inc., Class A	1,575	69,820
Morgan Stanley	13,241	559,432
Mylan NV (a)	11,469	437,542
NextEra Energy Partners LP	6,789	173,391
NextEra Energy, Inc.	7,097	847,808
Northrop Grumman Corp.	176	40,934
Norwegian Cruise Line Holdings Ltd. (a)	3,264	138,818
Nuance Communications, Inc. (a)	19,130	285,037
Omnicom Group, Inc. (b)	217	18,469
Packaging Corp. of America	450	38,169
PepsiCo, Inc.	743	77,740
Pfizer, Inc.	36,420	1,182,922
Phillips 66	392	33,873
Prudential Financial, Inc.	362	37,670
Pure Storage, Inc., Class A (a)	18,292	206,883
PVH Corp.	204	18,409
QUALCOMM, Inc. (f)	7,793	508,104
Ralph Lauren Corp.	1,580	142,706
Raytheon Co.	201	28,542
Reinsurance Group of America, Inc.	308	38,756
Rockwell Automation, Inc.	183	24,595
Roper Technologies, Inc.	3,429	627,781
Sabre Corp.	10,684	266,566
Schlumberger Ltd.	3,917	328,832
Scripps Networks Interactive, Inc., Class A (b)	283	20,198
Sempra Energy	3,888	391,288
Sherwin-Williams Co.	389	104,540
Simon Property Group, Inc.	3,646	647,785
Southwest Airlines Co.	10,218	509,265
Square, Inc., Class A (a)	14,954	203,823
St. Joe Co. (a)	28,473	540,987
Starbucks Corp.	4,249	235,904
Stryker Corp.	203	24,321
SunTrust Banks, Inc.	5,816	319,008
Target Corp.	5,536	399,865
Tenet Healthcare Corp. (a)(b)	17,899	265,621
Thermo Fisher Scientific, Inc.	469	66,176
Tiffany & Co. (b)(g)	2,926	226,560
Travelers Cos., Inc.	622	76,145
Tyson Foods, Inc., Class A	348	21,465
United Continental Holdings, Inc. (a)	12,515	912,093
United Rentals, Inc. (a)	289	30,513
UnitedHealth Group, Inc.	226	36,169
Unum Group (b)	4,950	217,454
Valero Energy Corp.	816	55,749
VeriFone Systems, Inc. (a)	15,059	266,996

Common Stocks		Shares	Value
United States (continued)
VeriSign, Inc. (a)(b)		495	$37,655
Verizon Communications, Inc. (b)		1,959	104,571
Vertex Pharmaceuticals, Inc. (a)		1,419	104,538
Visa, Inc., Class A		3,981	310,598
Vistra Energy Corp. (b)		2,087	32,349
VMware, Inc., Class A (a)(b)		3,141	247,291
WABCO Holdings, Inc. (a)(b)		224	23,778
Walgreens Boots Alliance, Inc.		3,088	255,563
Wells Fargo & Co.		8,997	495,825
Western Digital Corp.		797	54,156
WestRock Co.		6,322	320,968
Whole Foods Market, Inc. (g)		14,680	451,557
Williams Cos., Inc.		11,780	366,829
Williams-Sonoma, Inc. (b)		6,622	320,439
Wyndham Worldwide Corp.		442	33,756
Zimmer Biomet Holdings, Inc. (b)		6,450	665,640

			56,189,453
Total Common Stocks — 53.6%			110,733,627

Corporate Bonds		Par (000)
Argentina — 0.1%
IRSA Propiedades Comerciales SA, 8.75%, 3/23/23 (c)	USD	99	104,816
Australia — 0.3%
TFS Corp. Ltd., 8.75%, 8/01/23 (c)		577	611,620
Chile — 0.0%
Inversiones Alsacia SA, 8.00%, 12/31/18 (a)(c)(h)		167	8,756
China — 0.1%
Alibaba Group Holding Ltd., 3.13%, 11/28/21		200	199,859
Celestial Nutrifoods Ltd., 0.00%, 6/12/11 (a)(h)(i)	SGD	400	2,762
China Milk Products Group Ltd., 0.00%, 1/05/12 (a)(h)(i)	USD	300	1,500

			204,121
France — 0.1%
BNP Paribas SA, 2.40%, 12/12/18		262	264,057
Germany — 0.2%
Bayer Capital Corp. BV, 5.63%, 11/22/19 (c)(i)	EUR	400	459,378
India — 0.1%
REI Agro Ltd.:
5.50%, 11/13/14 (a)(c)(h)(i)	USD	220	1,100
5.50%, 11/13/14 (a)(h)(i)		152	760
Suzlon Energy Ltd., 5.75%, 7/16/19 (c)(i)(j)		287	285,565

			287,425
Italy — 0.3%
Intesa Sanpaolo SpA, 3.88%, 1/15/19		300	305,376
Telecom Italia SpA, 5.30%, 5/30/24 (c)		200	195,500

			500,876

See Notes to Financial Statements.

60	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Corporate Bonds		Par (000)	Value
Luxembourg — 0.1%
Intelsat Jackson Holdings SA:
7.50%, 4/01/21	USD	142	$108,275
8.00%, 2/15/24 (c)		55	56,513

			164,788
Netherlands — 0.1%
Bio City Development Co. BV, 8.00%, 7/06/18 (a)(c)(h)(i)		800	293,280
Singapore — 0.3%
CapitaLand Ltd., 1.95%, 10/17/23 (c)(i)	SGD	250	170,735
Global Logistic Properties Ltd., 3.88%, 6/04/25	USD	382	370,836

			541,571
Spain — 0.1%
Telefonica Participaciones SAU, 4.90%, 9/25/17 (c)(i)	EUR	200	184,635
Telefonica SA, 6.00%, 7/24/17 (i)		100	99,265

			283,900
Switzerland — 0.1%
UBS Group Funding Jersey Ltd., 4.13%, 9/24/25 (c)	USD	200	203,853
United Arab Emirates — 0.2%
Dana Gas Sukuk Ltd., 7.00%, 10/31/17 (c)(i)		418	375,523
United Kingdom — 0.2%
Delta Topco Ltd. (Acquired 5/02/12 - 1/04/16, cost $380,247), 10.00%, 11/24/60 (a)(e)		375	386,111
United States — 2.5%
AbbVie, Inc.:
2.50%, 5/14/20		197	197,051
2.30%, 5/14/21		160	156,766
Actavis Funding SCS, 3.00%, 3/12/20		152	154,107
AliphCom (Acquired 11/11/15, cost $48,000), 15.00%, 4/28/20 (a)(e)(h)(i)(k)		48	2,165
AliphCom (Acquired 4/27/15 - 7/21/15, cost $945,000), 15.00%, 4/28/20 (a)(e)(h)(i)(k)		945	42,619
Ally Financial, Inc.:
2.75%, 1/30/17		154	154,031
3.50%, 1/27/19		116	116,580
American Tower Corp., 3.40%, 2/15/19		45	45,988
AT&T Inc.:
2.38%, 11/27/18		219	220,913
3.00%, 6/30/22		351	344,545
Bank of America Corp.:
2.00%, 1/11/18		94	94,216
6.88%, 4/25/18		91	96,725
Series L, 2.60%, 1/15/19		91	91,778
Berkshire Hathaway, Inc., 2.75%, 3/15/23		122	121,542
Cablevision Systems Corp., 5.88%, 9/15/22		66	64,350
Cisco Systems, Inc., 2.20%, 2/28/21		121	120,739
Citigroup, Inc., 1.80%, 2/05/18		255	254,857
Cobalt International Energy, Inc.:
2.63%, 12/01/19 (i)		267	104,797
3.13%, 5/15/24 (i)		309	86,520
eBay, Inc., 3.80%, 3/09/22		91	94,015
Edgewell Personal Care Co.:
4.70%, 5/19/21		99	104,206
4.70%, 5/24/22		90	92,700
Ford Motor Credit Co. LLC, 5.00%, 5/15/18		200	207,846
Forest Laboratories LLC, 5.00%, 12/15/21 (c)		83	89,738
Freeport-McMoRan, Inc., 3.88%, 3/15/23		93	85,327
General Electric Co., 5.55%, 5/04/20		21	23,199

Corporate Bonds		Par (000)	Value
United States (continued)
General Motors Financial Co., Inc., 3.50%, 7/10/19	USD	140	$142,556
Hughes Satellite Systems Corp., 7.63%, 6/15/21		30	32,925
Hyundai Capital America, 2.00%, 3/19/18 (c)		85	84,985
Intel Corp., 3.25%, 8/01/39 (i)		61	107,551
JPMorgan Chase & Co.:
2.30%, 8/15/21		244	239,480
4.35%, 8/15/21		77	82,374
1.94%, 1/15/23 (k)		194	194,692
Medtronic, Inc., 3.15%, 3/15/22		195	199,723
Mylan, Inc., 2.55%, 3/28/19		127	126,727
Oracle Corp., 1.90%, 9/15/21		276	269,705
QUALCOMM, Inc., 3.00%, 5/20/22		205	207,724
Sabine Pass Liquefaction LLC, 5.63%, 4/15/23		112	119,000
T-Mobile USA, Inc., 6.00%, 4/15/24		120	126,450
Verizon Communications, Inc., 2.63%, 8/15/26		87	80,088

			5,181,300
Total Corporate Bonds — 4.8%			9,871,375

Floating Rate Loan Interests (k)
Canada — 0.1%
Novelis, Inc., Term Loan, 4.02%, 6/02/22		108	108,925
Marshall Islands — 0.1%
Drillships Ocean Ventures, Inc., Term Loan, 5.50%, 7/25/21		97	76,110
Seadrill Operating LP (Seadrill Partners Finco LLC), Initial Term Loan, 4.00%, 2/21/21		194	131,842

			207,952
Netherlands — 0.1%
Promontoria Blue Holding 2 BV, Mezzanine Loan, 7.00%, 4/17/20	EUR	259	272,916
Norway — 0.0%
Drillships Financing Holding, Inc. (Ocean Rig), Tranche B-1 Term Loan, 6.00%, 3/31/21	USD	145	93,627
United States — 0.6%
Fieldwood Energy LLC:
Closing Date Loan (Second Lien), 8.38%, 9/30/20		127	88,553
Initial Dollar Term Loan, 8.00%, 8/31/20		56	52,616
Reserve Based Term Loan, 8.38%, 9/30/20		75	65,205
Hilton Worldwide Finance LLC, Series B-1 Term Loan, 3.50%, 10/26/20		269	270,814
Sheridan Investment Partners II LP, Senior Secured Term Loan, 4.25% - 4.44%, 12/16/20		289	230,868
Sheridan Production Partners II-A LP, Senior Secured Term Loan, 4.44%, 12/16/20		40	32,111
Sheridan Production Partners II-M LP, Senior Secured Term Loan, 4.25% - 4.44%, 12/16/20		15	11,977
Univar USA, Inc., Initial Term Loan, 4.25%, 7/01/22		183	184,248

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	61

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Floating Rate Loan Interests		Par (000)		Value
Univision Communications, Inc., Replacement First-Lien Term Loan (C-4), 4.00%, 3/01/20	USD	236		$236,869

				1,173,261
Total Floating Rate Loan Interests — 0.9%				1,856,681

Foreign Agency Obligations
Argentina — 0.2%
YPF SA, 8.50%, 7/28/25 (c)		427		432,978
Canada — 0.2%
Canada Housing Trust No. 1, 1.25%, 6/15/21	CAD	600		442,976
Mexico — 0.2%
Petroleos Mexicanos:
4.61%, 3/11/22 (c)(k)	USD	179		184,594
4.63%, 9/21/23 (c)		205		199,424

				384,018
South Korea — 0.1%
Export-Import Bank of Korea, 2.63%, 12/30/20		252		251,530
Total Foreign Agency Obligations — 0.7%				1,511,502

Foreign Government Obligations
Argentina — 0.6%
Republic of Argentina:
6.88%, 4/22/21 (c)		421		448,365
3.88%, 1/15/22	EUR	100		100,739
7.50%, 4/22/26 (c)	USD	357		374,850
7.13%, 7/06/36 (c)		401		381,451

				1,305,405
Australia — 1.3%
Commonwealth of Australia:
5.75%, 5/15/21	AUD	1,056		875,223
5.75%, 7/15/22		1,896		1,610,702
5.50%, 4/21/23		330		280,582

				2,766,507
Brazil — 0.7%
Brazil Notas do Tesouro Nacional:
Series B, 6.00%, 8/15/22	BRL	—	(l)	102,198
Series F, 10.00%, 1/01/18		1		404,847
Series F, 10.00%, 1/01/21		2		509,816
Federative Republic of Brazil:
4.88%, 1/22/21	USD	137		141,110
2.63%, 1/05/23		200		178,000

				1,335,971
Canada — 1.3%
Canadian Government Bonds:
0.25%, 5/01/18	CAD	897		664,254
0.50%, 8/01/18		2,284		1,693,765
0.75%, 3/01/21		570		418,976

				2,776,995
Germany — 0.6%
Bundesobligation, 0.00%, 4/09/21	EUR	294		318,183
Bundesrepublik Deutschland, 0.00%, 8/15/26		970		1,002,079

				1,320,262

Foreign Government Obligations		Par (000)	Value
Hungary — 0.4%
Republic of Hungary:
6.25%, 1/29/20	USD	172	$188,125
6.38%, 3/29/21		490	548,682

			736,807
Indonesia — 0.2%
Republic of Indonesia:
6.88%, 1/17/18 (c)		100	105,184
2.63%, 6/14/23 (c)	EUR	275	290,791

			395,975
Japan — 1.3%
Government of Japan (2 Year):
0.10%, 3/15/17	JPY	51,850	443,978
0.10%, 3/15/18		124,300	1,068,039
0.10%, 10/15/18		130,500	1,122,350

			2,634,367
Mexico — 0.7%
United Mexican States, Series M, 6.50%, 6/10/21	MXN	322	1,513,374
New Zealand — 0.5%
New Zealand Government Bonds, 6.00%, 5/15/21	NZD	1,263	996,273
Poland — 0.8%
Republic of Poland:
5.25%, 10/25/20	PLN	1,137	296,786
5.75%, 10/25/21		960	258,430
5.00%, 3/23/22	USD	78	84,969
3.25%, 7/25/25	PLN	2,082	488,249
2.50%, 7/25/26		2,143	465,252

			1,593,686
Romania — 0.1%
Republic of Romania, 4.75%, 2/24/25	RON	815	204,800
Saudi Arabia — 0.1%
Kingdom of Saudi Arabia, 2.38%, 10/26/21 (c)	USD	250	242,734
United Kingdom — 0.4%
United Kingdom Gilt, 2.00%, 9/07/25	GBP	580	767,467
Total Foreign Government Obligations — 9.0%			18,590,623

Investment Companies		Shares
ETFS Physical Palladium Shares (a)(m)		1,649	107,531
ETFS Physical Platinum Shares (a)(m)		1,392	120,283
ETFS Physical Swiss Gold Shares (a)(m)		5,694	636,361
iShares Gold Trust (a)(m)(n)		55,980	620,258
iShares iBoxx $ High Yield Corporate Bond ETF (b)(n)		2,422	209,624
SPDR Gold Shares ETF (a)(m)		40,273	4,414,324
Total Investment Companies — 3.0%			6,108,381

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.1%
Logistics UK PLC, Series 2015-1A, Class F, 4.19%, 8/20/25 (c)(k)	GBP	140	164,781

See Notes to Financial Statements.

62	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Preferred Securities		Par (000)	Value
Capital Trusts
United Kingdom — 0.4%
HSBC Holdings PLC, 6.38% (k)(o)	USD	435	427,931
Lloyds Bank PLC, 13.00% (k)(o)	GBP	155	334,947

			762,878
United States — 0.6%
American Express Co., Series C, 4.90% (k)(o)	USD	119	112,901
Citigroup, Inc., Series O, 5.88% (k)(o)		211	213,110
General Electric Co.:
6.38%, 11/15/67 (k)		109	109,681
Series D, 5.00% (k)(o)		179	185,748
Goldman Sachs Group, Inc.:
Series L, 5.70% (k)(o)		174	178,315
Series M, 5.38% (k)(o)		182	183,820
Morgan Stanley, Series H, 5.45% (k)(o)		125	123,750
NBCUniversal Enterprise, Inc., 5.25% (c)(o)		100	105,000
USB Capital IX, 3.50% (k)(o)		46	37,777

			1,250,102
Total Capital Trusts — 1.0%			2,012,980

Preferred Stocks		Shares
Germany — 0.1%
Volkswagen AG, Preference Shares		1,791	250,592
Ireland — 0.2%
Allergan PLC, Series A, 5.50% (i)		457	348,444
Israel — 0.2%
Teva Pharmaceutical Industries Ltd., 7.00% (i)		756	487,620
Taiwan — 0.0%
Cathay Financial Holding Co. Ltd. — Preference Shares		1,804	3,358
United States — 2.0%
American Tower Corp., Series A, 5.25% (i)		886	92,800
Anthem, Inc., 5.25% (i)		10,496	492,787
Dominion Resources, Inc.:
6.38% (i)		1,910	95,615
Series A, 6.75% (i)		7,186	363,612
Domo, Inc., Series D-2 (Acquired 4/01/15 - 7/06/15, cost $380,451), 0.00% (a)(e)		45,122	366,842
Dropbox, Inc., Series C (Acquired 1/28/14, cost $695,990), 0.00% (a)(e)		36,437	396,799
Grand Rounds, Inc., Series C (Acquired 3/31/15, cost $127,944), 0.00% (a)(e)		46,081	126,723
Lookout, Inc., Series F (Acquired 9/19/14 - 10/22/14, cost $243,061), 0.00% (a)(e)		21,278	204,269
Palantir Technologies, Inc., Series I (Acquired 3/27/14, cost $272,246), 0.00% (a)(e)		44,412	359,293
Stericycle, Inc., 5.25% (i)		1,703	107,749
U.S. Bancorp:
Series F, 6.50% (b)(k)		3,743	105,889
Series G, 6.00% (b)(k)		1,522	38,370
Uber Technologies, Inc., Series D (Acquired 6/06/14, cost $418,728), 0.00% (a)(e)		26,992	1,333,675
Wells Fargo & Co., Series L, 7.50% (i)		70	83,300

			4,167,723
Total Preferred Stocks — 2.5%			5,257,737

Trust Preferreds		Shares	Value
United States — 0.5%
Citigroup Capital XIII, 7.26%, 10/30/40 (k)		6,684	172,581
GMAC Capital Trust I, Series 2, 6.69%, 2/15/40 (k)		8,533	216,738
Mandatory Exchangeable Trust, 5.75%, 6/01/19 (a)(c)(i)		3,368	367,954
Welltower, Inc., Series I, 6.50% (i)(o)		3,373	202,987
Total Trust Preferreds — 0.5%			960,260
Total Preferred Securities — 4.0%			8,230,977

Rights
France — 0.0%
TOTAL SA (a)		4,750	—

U.S. Government Sponsored Agency Securities		Par (000)
Mortgage-Backed Securities — 0.6%
Fannie Mae Mortgage-Backed Securities, 3.00%, 1/01/47 (p)	USD	1,299	1,290,753

U.S. Treasury Obligations
U.S. Treasury Inflation Indexed Notes:
0.13%, 4/15/21 - 7/15/26		3,589	3,542,506
0.63%, 1/15/26		1,988	2,005,322
U.S. Treasury Notes:
0.88%, 1/31/17 (m)		2,634	2,635,148
1.13%, 7/31/21		478	461,668
1.25%, 10/31/21		8,266	8,015,117
Total U.S. Treasury Obligations — 8.1%			16,659,761

Warrants		Shares
Australia — 0.0%
TFS Corp. Ltd. (Issued/exercisable 8/01/11, 1 share for 1 warrant, Expires 7/15/18, Strike Price AUD 1.28)		124,320	40,704
Total Long-Term Investments (Cost — $173,499,621) — 84.8%			175,059,165
Short-Term Securities
Foreign Agency Obligations (q)		Par (000)
Japan Treasury Discount Bills:
0.32%, 1/16/17	JPY	250,000	2,139,250
0.30%, 1/30/17		130,000	1,112,516
0.27%, 2/13/17		270,000	2,310,853
0.28%, 2/27/17		260,000	2,225,537
0.29%, 3/10/17		130,000	1,112,890
0.42%, 3/21/17		260,000	2,226,379
0.36%, 6/12/17		260,000	2,227,491
Total Foreign Agency Obligations — 6.5%			13,354,916

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	63

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Money Market Funds		Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (n)(r)		7,555,606	$7,555,606
SL Liquidity Series, LLC, Money Market Series, 0.95% (n)(r)(s)		4,503,029	4,503,479
Total Money Market Funds — 5.8%			12,059,085
Time Deposits		Par (000)
Europe — 0.0%
Brown Brothers Harriman & Co., (0.05)%, 1/03/17	EUR	82	81,991
United States — 0.0%
Brown Brothers Harriman & Co., 0.63%, 1/01/17	USD	15	15,499
Total Time Deposits — 0.0%			97,490

U.S. Treasury Obligations
U.S. Treasury Bills (q):
0.31%, 1/05/17 - 1/12/17		7,000	6,999,780
0.34%, 1/26/17		2,000	1,999,462
Total U.S. Treasury Obligations — 4.4%			8,999,242
Total Short-Term Securities (Cost — $35,649,818) — 16.7%			34,510,733

Options Purchased		Value
(Cost — $1,039,724) — 1.2%		$2,549,791
Total Investments Before Investments Sold Short and Options Written (Cost — $210,189,163) — 102.7%		212,119,689

Investments Sold Short	Shares
Bank of Montreal	3,864	(277,918)
Ecolab, Inc.	2,579	(302,310)
LafargeHolcim Ltd.	2,726	(143,093)
Procter & Gamble Co.	3,613	(303,782)
Prologis, Inc.	7,960	(420,208)
Royal Bank of Canada	4,821	(326,283)
Total Investments Sold Short (Proceeds — $1,713,376) — (0.9)%		(1,773,594)

Options Written
(Premiums Received — $479,211) — (0.3)%		(634,545)
Total Investments Net of Investments Sold Short and Options Written — 101.5%		209,711,550
Liabilities in Excess of Other Assets — (1.5)%		(3,186,464)

Net Assets — 100.0%		$206,525,086

Notes to Consolidated Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Security contractually bound to one or more other securities to form a single saleable unit which cannot be sold separately.

(e)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $3,245,053 and an original cost of $3,756,308 which was 1.8% of its net assets.

(f)	All or a portion of security has been pledged as collateral in connection with outstanding OTC derivatives.

(g)	All or a portion of security has been pledged and/or segregated as collateral in connection with outstanding exchange-traded options written.

(h)	Issuer filed for bankruptcy and/or is in default.

(i)	Convertible security.

(j)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(k)	Variable rate security. Rate as of period end.

(l)	Amount is less than $500.

(m)	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

(n)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	661,486	—		(661,486)[1]	—	—	$4,827		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	7,555,606	[2]	—	7,555,606	$ 7,555,606	3,253		$ 20
iShares Gold Trust	55,980	—		—	55,980	620,258	—		—
iShares iBoxx $ High Yield Corporate Bond ETF	—	13,509		(11,087)	2,422	209,624	11,092		36,921
SL Liquidity Series, LLC, Money Market Series	4,986,152	—		(483,123)[1]	4,503,029	4,503,479	48,643	[3]	1,337
Total						$12,888,967	$67,815		$38,278

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

[3]

Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(o)	Perpetual security with no stated maturity date.

See Notes to Financial Statements.

64	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

(p)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Depreciation
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$1,290,753	$(2,873)

(q)	Rates are discount rates or a range of discount rates at the time of purchase.

(r)	Current yield as of period end.

(s)	Security was purchased with the cash collateral from loaned securities.

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long/ (Short)	Issue	Expiration	Notional Value	Unrealized Appreciation (Depreciation)
(24)	Euro STOXX 50 Index	March 2017	USD 827,891	$(20,414)
(1)	FTSE 100 Index	March 2017	USD 86,885	(1,838)
(7)	Mini MSCI Emerging Markets Index	March 2017	USD 300,615	643
(7)	NASDAQ 100 E-Mini Index	March 2017	USD 680,960	458
(7)	Nikkei 225 Yen Index	March 2017	USD 570,182	(11,467)
(41)	S&P 500 E-Mini Index	March 2017	USD 4,584,210	8,267
6	TOPIX Index	March 2017	USD 779,294	5,320
Total				$(19,031)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	201,056	AUD	267,000	Deutsche Bank AG	1/05/17	$ 8,407
EUR	350,000	USD	371,936	Credit Suisse International	1/06/17	(3,366)
USD	373,706	EUR	350,000	Credit Suisse International	1/06/17	5,135
TWD	18,921,850	USD	579,518	Citibank N.A.	1/09/17	7,855
TWD	19,051,800	USD	584,590	Goldman Sachs International	1/09/17	6,817
TWD	18,837,173	USD	577,287	JPMorgan Chase Bank N.A.	1/09/17	7,458
USD	565,000	TWD	18,921,850	Citibank N.A.	1/09/17	(22,374)
USD	565,000	TWD	19,051,800	Goldman Sachs International	1/09/17	(26,408)
USD	565,000	TWD	18,837,173	JPMorgan Chase Bank N.A.	1/09/17	(19,745)
TWD	18,753,332	USD	575,644	Credit Suisse International	1/11/17	6,551
USD	559,000	TWD	18,753,332	Credit Suisse International	1/11/17	(23,196)
JPY	56,918,315	USD	513,356	Deutsche Bank AG	1/12/17	(25,976)
USD	321,000	JPY	33,129,126	BNP Paribas S.A.	1/12/17	37,322
USD	515,000	JPY	56,918,315	Deutsche Bank AG	1/12/17	27,620
USD	727,442	GBP	582,000	UBS AG	1/13/17	9,892
USD	2,414,934	JPY	250,000,000	Goldman Sachs International	1/17/17	273,594
AED	85,000	USD	23,126	BNP Paribas S.A.	1/19/17	15
AED	86,000	USD	23,408	Goldman Sachs International	1/19/17	6
USD	218,000	AED	807,167	BNP Paribas S.A.	1/19/17	(1,749)
USD	218,000	AED	807,799	Goldman Sachs International	1/19/17	(1,921)
AED	85,000	USD	23,125	BNP Paribas S.A.	1/25/17	16
USD	216,000	AED	799,891	BNP Paribas S.A.	1/25/17	(1,764)
EUR	294,000	USD	325,252	Deutsche Bank AG	1/26/17	(15,312)
EUR	257,000	USD	284,389	Morgan Stanley & Co. International PLC	1/26/17	(13,455)
USD	314,786	EUR	294,000	Deutsche Bank AG	1/26/17	4,846
USD	277,079	EUR	257,000	Morgan Stanley & Co. International PLC	1/26/17	6,146
NOK	1,762,000	USD	214,082	Morgan Stanley & Co. International PLC	1/27/17	(9,981)
USD	1,245,223	JPY	130,000,000	UBS AG	1/30/17	130,885

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	65

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	439,000	USD	466,743	BNP Paribas S.A.	2/02/17	$ (3,786)
USD	473,462	EUR	439,000	Morgan Stanley & Co. International PLC	2/02/17	10,505
USD	280,193	JPY	31,912,000	UBS AG	2/02/17	6,618
USD	116,111	GBP	93,000	Deutsche Bank AG	2/09/17	1,374
EUR	192,000	JPY	23,883,360	HSBC Bank USA N.A.	2/13/17	(2,258)
JPY	24,892,224	EUR	192,000	HSBC Bank USA N.A.	2/13/17	10,911
USD	1,360,670	JPY	140,000,000	BNP Paribas S.A.	2/13/17	159,985
USD	9,312	JPY	1,008,864	HSBC Bank USA N.A.	2/13/17	660
USD	1,265,576	JPY	130,000,000	UBS AG	2/13/17	150,655
TWD	7,085,040	USD	221,131	Deutsche Bank AG	2/16/17	(813)
USD	516,000	JPY	56,300,089	Goldman Sachs International	2/16/17	33,098
USD	212,000	TWD	7,085,040	Deutsche Bank AG	2/16/17	(8,318)
USD	527,000	JPY	61,429,755	Goldman Sachs International	2/17/17	80
EUR	291,000	USD	305,514	UBS AG	2/24/17	1,655
USD	304,776	EUR	291,000	UBS AG	2/24/17	(2,393)
USD	313,000	JPY	36,876,564	UBS AG	2/24/17	(3,395)
USD	2,387,161	JPY	260,000,000	Morgan Stanley & Co. International PLC	2/27/17	156,149
USD	517,000	JPY	58,517,679	Barclays Bank PLC	3/02/17	14,794
USD	517,000	JPY	58,928,694	UBS AG	3/02/17	11,267
USD	519,000	JPY	58,713,432	Barclays Bank PLC	3/03/17	15,086
USD	519,000	JPY	58,800,234	JPMorgan Chase Bank N.A.	3/03/17	14,341
EUR	293,000	USD	307,600	Deutsche Bank AG	3/09/17	1,895
USD	306,337	EUR	293,000	Deutsche Bank AG	3/09/17	(3,158)
USD	315,000	JPY	37,052,505	Deutsche Bank AG	3/09/17	(3,116)
USD	1,287,371	JPY	130,000,000	BNP Paribas S.A.	3/10/17	171,184
USD	2,287,665	JPY	260,000,000	JPMorgan Chase Bank N.A.	3/21/17	53,884
USD	520,000	JPY	58,771,440	Credit Suisse International	4/07/17	14,596
USD	520,000	JPY	59,273,240	Goldman Sachs International	4/07/17	10,281
USD	544,173	NZD	743,000	UBS AG	5/04/17	29,956
USD	529,963	AUD	688,000	Citibank N.A.	5/10/17	35,027
USD	522,040	AUD	678,000	Goldman Sachs International	5/10/17	34,297
USD	546,968	NZD	748,000	JPMorgan Chase Bank N.A.	5/10/17	29,385
USD	2,304,944	JPY	260,000,000	Credit Suisse International	6/12/17	61,352
Total						$1,369,116

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)	Contracts	Value
TOPIX Index	Call	Goldman Sachs International	1/13/17	JPY	1,550.00	—	44,852	$2,358
SPDR Gold Trust ETF[1]	Call	Société Générale	1/20/17	USD	121.00	—	6,218	373
TOPIX Index	Call	Citibank N.A.	2/10/17	JPY	1,550.00	—	44,487	8,377
TOPIX Index	Call	Société Générale	2/10/17	JPY	1,500.00	—	33,410	13,979
SPDR Gold Trust ETF[1]	Call	Société Générale	2/17/17	USD	120.00	—	4,512	1,151
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	JPY	111.25	USD 1,278	—	63,820
TOPIX Index	Call	Bank of America N.A.	3/10/17	JPY	1,520.00	—	36,751	15,409
TOPIX Index	Call	UBS AG	3/10/17	JPY	1,560.00	—	42,671	10,702
USD Currency	Call	Deutsche Bank AG	3/15/17	JPY	110.25	USD 1,278	—	75,245
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,125.00	—	85	19,045

See Notes to Financial Statements.

66	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00		—	42	$12,996
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,025.00		—	42	12,996
STOXX Europe 600 Index	Call	Credit Suisse International	3/17/17	EUR	355.61		—	1,670	21,516
USD Currency	Call	UBS AG	3/23/17	JPY	112.75	USD	1,279	—	54,935
EUR Currency	Call	Morgan Stanley & Co. International PLC	4/06/17	USD	1.12	EUR	1,294	—	7,219
TOPIX Index	Call	BNP Paribas S.A.	4/14/17	JPY	1,438.66		—	47,991	45,714
EUR Currency	Call	Goldman Sachs International	4/20/17	USD	1.10	EUR	873	—	8,158
EUR Currency	Call	Deutsche Bank AG	5/04/17	USD	1.11	EUR	920	—	9,067
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	52.50		—	6,695	92,800
Euro STOXX 50 Index	Call	Citibank N.A.	6/16/17	EUR	3,150.00		—	157	32,673
Apple Inc.	Call	UBS AG	9/15/17	USD	110.00		—	7,129	84,637
Aflac, Inc.	Call	Goldman Sachs International	1/19/18	USD	85.00		—	5,785	1,273
Allstate Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	3,684	9,136
BB&T Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	8,044	63,145
Capital One Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	80.00		—	8,234	107,865
Charles Schwab Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	11,285	53,040
CIT Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	42.00		—	4,949	24,498
Citigroup, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	11,285	110,593
CME Group, Inc.	Call	Goldman Sachs International	1/19/18	USD	115.00		—	3,960	36,828
Comerica, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	6,920	105,184
E*TRADE Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	35.00		—	10,249	45,864
Fifth Third Bancorp	Call	Goldman Sachs International	1/19/18	USD	25.00		—	11,285	44,011
Franklin Resources, Inc.	Call	Goldman Sachs International	1/19/18	USD	45.00		—	10,188	25,979
JPMorgan Chase & Co.	Call	Goldman Sachs International	1/19/18	USD	70.00		—	11,285	209,337
KeyCorp	Call	Goldman Sachs International	1/19/18	USD	15.00		—	11,285	48,525
Lincoln National Corp.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	6,854	92,872
Manulife Financial Corp.	Call	Goldman Sachs International	1/19/18	CAD	22.00		—	11,285	22,988
MetLife, Inc.	Call	Goldman Sachs International	1/19/18	USD	52.50		—	11,285	69,403
Morgan Stanley	Call	Goldman Sachs International	1/19/18	USD	35.00		—	11,285	107,490
Regions Financial Corp.	Call	Goldman Sachs International	1/19/18	USD	12.00		—	11,285	36,676
State Street Corp.	Call	Goldman Sachs International	1/19/18	USD	72.50		—	7,635	82,840
SunTrust Banks, Inc.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	11,285	63,760
Synchrony Financial	Call	Goldman Sachs International	1/19/18	USD	35.00		—	11,285	55,297
TD Ameritrade Holding Corp.	Call	Goldman Sachs International	1/19/18	USD	40.00		—	9,618	65,402
Travelers Cos., Inc.	Call	Goldman Sachs International	1/19/18	USD	135.00		—	3,490	13,786
Wells Fargo & Co.	Call	Goldman Sachs International	1/19/18	USD	55.00		—	11,285	62,632
Zions Bancorp	Call	Goldman Sachs International	1/19/18	USD	35.00		—	9,252	89,282
Euro STOXX 50 Index	Call	Deutsche Bank AG	9/21/18	EUR	3,426.55		—	77	15,804
Euro STOXX 50 Index	Put	Barclays Bank PLC	1/20/17	EUR	3,000.00		—	256	835
Russell 2000 Index	Put	Goldman Sachs International	1/20/17	USD	1,340.00		—	575	8,740
S&P 500 Index	Put	BNP Paribas S.A.	1/20/17	USD	2,225.00		—	638	11,867
S&P 500 Index	Put	Citibank N.A.	2/17/17	USD	2,195.00		—	358	9,612
S&P 500 Index	Put	JPMorgan Chase Bank N.A.	2/17/17	USD	2,150.00		—	383	6,798
S&P 500 Index	Put	Morgan Stanley & Co. International PLC	3/17/17	USD	2,150.00		—	384	11,731
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	4/12/17	BRL	59,177.00		—	39	21,743
Total									$2,328,006

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	67

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
2-Year Forward/2-Year Interest Rate Swap	Goldman Sachs International	Call	2.10%	Receive	3-month LIBOR	4/12/17	USD	10,438	$30,441
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	1.96%	Pay	3-month LIBOR	4/11/17	USD	2,555	90,128
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	1.99%	Pay	3-month LIBOR	4/12/17	USD	2,560	87,490
30-Year Interest Rate Swap	Goldman Sachs International	Put	1.50%	Pay	6-month EURIBOR	6/09/17	EUR	481	13,593
5-Year Interest Rate Swap	Deutsche Bank AG	Put	1.07%	Pay	6-month JPY LIBOR	4/04/18	JPY	64,546	133
Total									$221,785

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price		Contracts	Value
Tiffany & Co.	Call	2/17/17	USD	72.50	14	$(9,240)
Tiffany & Co.	Call	2/17/17	USD	75.00	15	(7,088)
Whole Foods Market, Inc.	Call	2/17/17	USD	33.00	46	(2,622)
Total						$(18,950)

OTC Barrier Options Written
Description	Put/ Call	Type of Option	Counterparty	Expiration Date	Strike Price		Barrier Price		Contracts	Value
S&P 500 Index	Put	Timer	Citibank N.A.	2/17/17[1]	USD	2,195.00		—	358	$(6,495)
Euro STOXX 50 Index	Put	Down-and-In	Citibank N.A.	6/16/17	EUR	2,350.00	EUR	1,823.00	157	(3,124)
Euro STOXX 50 Index	Put	Down-and-In	Deutsche Bank AG	9/21/18	EUR	2,586.07	EUR	2,165.83	77	(12,843)
Total										$(22,462)

[1]	The option shall expire prior to stated maturity date if the Variance Amount (0.18623%) has been satisfied.

OTC Options Written
Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
Johnson & Johnson	Call	Barclays Bank PLC	1/20/17	USD	110.00		—	5,390	$(30,858)
Russell 2000 Index	Call	Goldman Sachs International	1/20/17	USD	1,400.00		—	575	(2,961)
S&P 500 Index	Call	BNP Paribas S.A.	1/20/17	USD	2,265.00		—	638	(7,305)
TOPIX Index	Call	Citibank N.A.	2/10/17	JPY	1,650.00		—	44,487	(703)
S&P 500 Index	Call	JPMorgan Chase Bank N.A.	2/17/17	USD	2,275.00		—	383	(7,603)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	JPY	116.50	USD	1,278	—	(23,926)
USD Currency	Call	UBS AG	2/17/17	ZAR	15.75	USD	639	—	(1,296)
USD Currency	Call	Deutsche Bank AG	3/15/17	JPY	117.00	USD	1,278	—	(26,131)
Euro STOXX 50 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	EUR	3,450.00		—	85	(3,086)
S&P 500 Index	Call	Morgan Stanley & Co. International PLC	3/17/17	USD	2,290.00		—	384	(9,619)
USD Currency	Call	UBS AG	3/23/17	JPY	118.00	USD	1,279	—	(22,575)
USD Currency	Call	Goldman Sachs International	4/05/17	MXN	21.75	USD	651	—	(9,549)

See Notes to Financial Statements.

68	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Contracts	Value
USD Currency	Call	UBS AG	4/05/17	NOK	9.05	USD	651	—	$(5,291)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Call	Bank of America N.A.	4/12/17	BRL	64,946.76		—	39	(20,140)
NZD Currency	Call	Goldman Sachs International	5/04/17	USD	0.73	NZD	912	—	(6,006)
QUALCOMM, Inc.	Call	Deutsche Bank AG	5/19/17	USD	70.00		—	6,695	(14,815)
Apple Inc.	Call	UBS AG	9/15/17	USD	130.00		—	7,129	(22,113)
SPDR Gold Trust ETF[1]	Put	Société Générale	2/17/17	USD	110.00		—	4,512	(11,325)
USD Currency	Put	JPMorgan Chase Bank N.A.	2/17/17	JPY	103.00	USD	1,278	—	(427)
USD Currency	Put	UBS AG	2/17/17	ZAR	13.60	USD	639	—	(11,829)
USD Currency	Put	Deutsche Bank AG	3/15/17	JPY	103.00	USD	1,278	—	(1,466)
USD Currency	Put	UBS AG	3/23/17	JPY	105.00	USD	1,279	—	(3,150)
EUR Currency	Put	Morgan Stanley & Co. International PLC	4/06/17	USD	1.05	EUR	1,294	—	(22,203)
Ibovespa Brasil Sao Paulo Stock Exchange Index	Put	Bank of America N.A.	4/12/17	BRL	50,300.45		—	39	(4,414)
EUR Currency	Put	Goldman Sachs International	4/20/17	USD	1.03	EUR	873	—	(11,535)
EUR Currency	Put	Deutsche Bank AG	5/04/17	USD	1.04	EUR	920	—	(15,533)
NZD Currency	Put	Goldman Sachs International	5/04/17	USD	0.66	NZD	912	—	(7,269)
QUALCOMM, Inc.	Put	Deutsche Bank AG	5/19/17	USD	40.00		—	6,695	(1,325)
Apple Inc.	Put	UBS AG	9/15/17	USD	100.00		—	7,129	(25,847)
Total									$(330,300)

[1]	All or a portion of security is held by a wholly-owned subsidiary. See Note 1 of the Notes to Consolidated Financial Statements for details on the wholly-owned subsidiary.

OTC Interest Rate Swaptions Written
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
5-Year Interest Rate Swap	Goldman Sachs International	Call	0.10%	Pay	6-month EURIBOR	6/09/17	EUR	2,419	$(10,556)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.16%	Receive	3-month LIBOR	4/11/17	USD	2,555	(69,954)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.36%	Receive	3-month LIBOR	4/11/17	USD	2,555	(51,542)
2-Year Forward/2-Year Interest Rate Swap	Goldman Sachs International	Put	3.00%	Receive	3-month LIBOR	4/12/17	USD	10,438	(9,206)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.19%	Receive	3-month LIBOR	4/12/17	USD	2,560	(67,736)
5-Year Forward/5-Year Interest Rate Swap	Goldman Sachs International	Put	2.39%	Receive	3-month LIBOR	4/12/17	USD	2,560	(49,808)
5-Year Interest Rate Swap	Goldman Sachs International	Put	0.45%	Receive	6-month EURIBOR	6/09/17	EUR	2,419	(4,031)
Total									$(262,833)

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	307	$ 7,406
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	BBB+	USD	2,102	7,760
iTraxx Crossover Series 26 Version 1	5.00%	12/20/21	B+	EUR	1,062	21,133
Total						$36,299

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	69

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
0.56%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	1,256	$ 8,679
0.57%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	1,256	8,526
0.58%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	1,256	8,034
0.54%[1]	6-month GBP LIBOR	7/02/18[2]	7/02/20	GBP	1,249	9,431
0.99%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	1,633	(35,032)
1.06%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	1,629	(32,783)
1.02%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	1,629	(34,135)
1.02%[3]	3-month LIBOR	7/05/18[2]	7/05/20	USD	1,629	(34,056)
0.60%[1]	6-month GBP LIBOR	7/16/18[2]	7/16/20	GBP	1,263	7,695
0.61%[1]	6-month GBP LIBOR	7/16/18[2]	7/16/20	GBP	1,263	7,571
0.64%[1]	6-month GBP LIBOR	7/16/18[2]	7/16/20	GBP	1,263	6,660
1.18%[3]	3-month LIBOR	7/19/18[2]	7/19/20	USD	1,642	(29,432)
1.22%[3]	3-month LIBOR	7/19/18[2]	7/19/20	USD	1,642	(28,291)
1.21%[3]	3-month LIBOR	7/19/18[2]	7/19/20	USD	1,642	(28,655)
0.02%[1]	6-month EURIBOR	N/A	4/09/21	EUR	279	(125)
0.37%[1]	6-month EURIBOR	N/A	8/15/26	EUR	970	23,444
3.03%[1]	3-month LIBOR	4/19/22[2]	4/19/27	USD	3,588	(41,943)
Total						$(184,412)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Forward swap.

[3]	Fund pays the floating rate and receives the fixed rate.

OTC Currency Swaps

		Notional Amount (000)
Fund Pays	Fund Receives	Notional Delivered	Notional Received		Counterparty	Expiration Date[1]	Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
0.10% JPY	1.23%	JPY 51,850	USD	430	Bank of America N.A.	3/15/2017	$(12,000)	—	$ (12,000)
0.10% JPY	1.84%	JPY 49,750	USD	442	Bank of America N.A.	3/15/2018	18,525	—	18,525
0.10% JPY	1.96%	JPY 74,550	USD	657	Bank of America N.A.	3/15/2018	24,364	—	24,364
0.10% JPY	2.01%	JPY 130,500	USD	1,261	Bank of America N.A.	10/15/2018	147,993	—	147,993
Total							$178,882	—	$178,882

[1]	At expiration date, the notional amount delivered will be exchanged for the notional amount received.

OTC Total Return Swaps

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 13,925,000[1]	BNP Paribas S.A.	3/31/17	JPY 5	$21,219	—	$21,219
SGX Nikkei Stock Average Dividend Point Index Future December 2016	JPY 14,175,000[1]	BNP Paribas S.A.	3/31/17	JPY 5	19,080	—	19,080
Euro STOXX 50 Index Dividend Future December 2017	EUR 23,055[1]	BNP Paribas S.A.	12/15/17	EUR 2	195	—	195

See Notes to Financial Statements.

70	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,220,400[1]	BNP Paribas S.A.	4/02/18	JPY 4	$5,815	—	$ 5,815
SGX Nikkei Stock Average Dividend Point Index Future December 2017	JPY 13,350,000[1]	BNP Paribas S.A.	4/02/18	JPY 4	4,706	—	4,706
Euro STOXX 50 Index Dividend Future December 2018	EUR 113,475[1]	BNP Paribas S.A.	12/21/18	EUR 10	3,079	—	3,079
Euro STOXX 50 Index Dividend Future December 2018	EUR 67,800[1]	BNP Paribas S.A.	12/21/18	EUR 6	2,147	—	2,147
Euro STOXX 50 Index Dividend Future December 2018	EUR 54,650[1]	BNP Paribas S.A.	12/21/18	EUR 5	3,737	—	3,737
Euro STOXX 50 Index Dividend Future December 2018	EUR 55,950[1]	BNP Paribas S.A.	12/21/18	EUR 5	2,368	—	2,368
S&P 500 Annual Dividend Index Future December 2018	USD 140,250[1]	BNP Paribas S.A.	12/21/18	USD 12	13,050	—	13,050
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 13,676,000[1]	BNP Paribas S.A.	3/29/19	JPY 4	11,157	—	11,157
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 6,875,000[1]	BNP Paribas S.A.	3/29/19	JPY 2	5,262	—	5,262
SGX Nikkei Stock Average Dividend Point Index Future December 2018	JPY 7,040,000[1]	BNP Paribas S.A.	3/29/19	JPY 2	3,850	—	3,850
Euro STOXX 50 Index Dividend Future December 2019	EUR 70,770[1]	BNP Paribas S.A.	12/20/19	EUR 7	8,400	—	8,400
Euro STOXX 50 Index Dividend Future December 2019	EUR 61,020[1]	BNP Paribas S.A.	12/20/19	EUR 6	6,821	—	6,821
Euro STOXX 50 Index Dividend Future December 2019	EUR 51,600[1]	BNP Paribas S.A.	12/20/19	EUR 5	5,158	—	5,158
Euro STOXX 50 Index Dividend Future December 2019	EUR 30,150[1]	BNP Paribas S.A.	12/20/19	EUR 3	3,790	—	3,790
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 10,200,000[1]	BNP Paribas S.A.	3/31/20	JPY 3	10,858	—	10,858
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 6,980,000[1]	BNP Paribas S.A.	3/31/20	JPY 2	5,698	—	5,698
SGX Nikkei Stock Average Dividend Point Index Future December 2019	JPY 6,992,000[1]	BNP Paribas S.A.	3/31/20	JPY 2	5,596	—	5,596

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	71

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Reference Entity	Fixed Amount/ Floating Rate	Counterparty	Expiration Date	Contract Amount	Value	Premiums Paid (Received)	Unrealized Appreciation
Euro STOXX 50 Index Dividend Future December 2020	EUR 58,140[1]	BNP Paribas S.A.	12/18/20	EUR 6	$ 6,632	—	$ 6,632
Euro STOXX 50 Index Dividend Future December 2020	EUR 53,450	BNP Paribas S.A.	12/18/20	EUR 5	316	—	316
Euro STOXX 50 Index Dividend Future December 2020	EUR 38,520[1]	BNP Paribas S.A.	12/18/20	EUR 4	4,716	—	4,716
Euro STOXX 50 Index Dividend Future December 2020	EUR 19,240[1]	BNP Paribas S.A.	12/18/20	EUR 2	2,379	—	2,379
Euro STOXX 50 Index Dividend Future December 2020	EUR 19,280[1]	BNP Paribas S.A.	12/18/20	EUR 2	2,337	—	2,337
Euro STOXX 50 Index Dividend Future December 2020	EUR 19,240[1]	BNP Paribas S.A.	12/18/20	EUR 2	2,211	—	2,211
Euro STOXX 50 Index Dividend Future December 2020	EUR 9,620[1]	BNP Paribas S.A.	12/18/20	EUR 1	1,211	—	1,211
S&P 500 Annual Dividend Index Future December 2020	USD 59,969[1]	Goldman Sachs International	12/18/20	USD 5	7,031	—	7,031
Euro STOXX 50 Index Dividend Future December 2021	EUR 30,900[1]	BNP Paribas S.A.	12/17/21	EUR 3	32	—	32
S&P 500 Annual Dividend Index Future December 2021	USD 72,825[1]	BNP Paribas S.A.	12/17/21	USD 6	9,675	—	9,675
Total					$178,526	—	$178,526

[1]	Fund receives the total return of the reference entity and pays the fixed amount. Net payment made at termination.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls
		Notional (000)
	Contracts	AUD	EUR	NZD	USD	Premiums Received
Outstanding options, beginning of year	303,459	—	—	—	7,430	$345,617
Options written	174,869	1,486	2,419	2,542	53,294	685,047
Options exercised	(18,020)	—	—	—	—	(31,365)
Options expired	(285,789)	(1,486)	—	(832)	(3,718)	(222,931)
Options closed	(108,639)	—	—	(798)	(51,230)	(597,766)
Outstanding options, end of year	65,880	—	2,419	912	5,776	$178,602

See Notes to Financial Statements.

72	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Puts
		Notional (000)
	Contracts	AUD	EUR	GBP	NZD	USD	Premiums Received
Outstanding options, beginning of year	822,009	—	—	—	—	6,198	$649,856
Options written	400,445	1,486	5,506	7,510	2,542	69,085	1,011,756
Options exercised	(17,502)	—	—	—	—	—	(65,391)
Options expired	(5,223)	(1,486)	—	(5,890)	(1,630)	(5,572)	(195,204)
Options closed	(1,180,762)	—	—	(1,620)	—	(44,569)	(1,100,408)
Outstanding options, end of year	18,967	—	5,506	—	912	25,142	$300,609

As of year end, the value of portfolio holdings subject to covered call options written was $2,249,220.

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Assets — Derivative Financial Instruments
Futures contracts	Net unrealized appreciation[1]	—	—	$14,688	—	—	—	$14,688
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$1,561,600	—	—	1,561,600
Options purchased	Investments at value — unaffiliated[2]	—	—	2,109,562	218,444	$221,785	—	2,549,791
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$36,299	—	—	80,040	—	116,339
Swaps - OTC	Unrealized appreciation on OTC swaps	—	—	178,526	—	190,882	—	369,408
Total		—	$36,299	$2,302,776	$1,780,044	$492,707	—	$4,611,826
Liabilities — Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	$33,719	—	—	—	$33,719
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$192,484	—	—	192,484
Options written	Options written, at value	—	—	203,526	168,186	$262,833	—	634,545
Swaps - centrally cleared	Net unrealized depreciation[1]	—	—	—	—	264,452	—	264,452
Swaps - OTC	Unrealized depreciation on OTC swaps	—	—	—	—	12,000	—	12,000
Total		—	—	$237,245	$360,670	$539,285	—	$1,137,200

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Consolidated Schedule of Investments. Only current day’s variation margin is reported within the Consolidated Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Consolidated Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(720,541)	—	—	—	$(720,541)
Foreign currency transactions	—	—	—	$(1,474,790)	—	—	(1,474,790)
Options purchased[3]	—	—	(1,273,674)	15,081	$(274,619)	—	(1,533,212)
Options written	—	—	64,121	113,727	65,839	—	243,687
Swaps	—	$169,444	24,305	—	22,454	—	216,203
Total	—	$169,444	$(1,905,789)	$(1,345,982)	$(186,326)	—	$(3,268,653)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$37,636	—	—	—	$37,636
Foreign currency translations	—	—	—	$1,383,811	—	—	1,383,811
Options purchased[3]	—	—	1,745,479	113,843	$288,947	—	2,148,269
Options written	—	—	25,736	(26,567)	(239,051)	—	(239,882)
Swaps	—	$ 51,986	81,607	—	(16,110)	—	117,483
Total	—	$ 51,986	$1,890,458	$1,471,087	$33,786	—	$3,447,317

[3]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	73

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$292,674
Average notional value of contracts - short	$5,894,060
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$26,630,845
Average amounts sold - USD	$11,647,413
Options:
Average value of option contracts purchased	$1,265,911
Average value of option contracts written	$547,611
Average notional value of swaption contracts purchased	$11,616,038
Average notional value of swaption contracts written	$15,652,912
Credit default swaps:
Average notional value - buy protection	$308,250
Average notional value - sell protection	$5,445,415
Interest rate swaps:
Average notional value - pays fixed rate	$10,687,147
Average notional value - receives fixed rate	$6,038,750
Currency swaps:
Average notional value - pays	$1,844,500
Average notional value - receives	$1,907,949
Total return swaps:
Average notional value	$1,850,424

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 39,329		$ 18,494
Forward foreign currency exchange contracts	1,561,600		192,484
Options	2,549,791	[1]	634,545
Swaps - Centrally cleared	—		2,520
Swaps - OTC[2]	369,408		12,000

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$4,520,128		$860,043
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(39,329)		(39,964)

Total derivative assets and liabilities subject to an MNA	$4,480,799		$820,079

[1]

Includes options purchased at value which is included in Investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps in the Consolidated Statements of Assets and Liabilities.

See Notes to Financial Statements.

74	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$228,034	$(36,554)	—	—	$191,480
Barclays Bank PLC	30,715	(30,715)	—	—	—
BNP Paribas S.A.	597,598	(14,604)	—	—	582,994
Citibank N.A.	93,544	(32,696)	—	—	60,848
Credit Suisse International	109,150	(26,562)	—	—	82,588
Deutsche Bank AG	237,191	(128,806)	—	—	108,385
Goldman Sachs International	2,253,818	(328,482)	—	$(1,800,000)	125,336
HSBC Bank USA N.A.	11,571	(2,258)	—	—	9,313
JPMorgan Chase Bank N.A.	175,686	(51,701)	—	—	123,985
Morgan Stanley & Co. International PLC	236,787	(58,344)	—	—	178,443
Société Générale	15,503	(11,325)	—	—	4,178
UBS AG	491,202	(97,889)	—	—	393,313
Total	$4,480,799	$(819,936)	—	$(1,800,000)	$1,860,863

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[3]
Bank of America N.A.	$ 36,554	$(36,554)	—	—	—
Barclays Bank PLC	30,858	(30,715)	—	—	$143
BNP Paribas S.A.	14,604	(14,604)	—	—	—
Citibank N.A.	32,696	(32,696)	—	—	—
Credit Suisse International	26,562	(26,562)	—	—	—
Deutsche Bank AG	128,806	(128,806)	—	—	—
Goldman Sachs International	328,482	(328,482)	—	—	—
HSBC Bank USA N.A.	2,258	(2,258)	—	—	—
JPMorgan Chase Bank N.A.	51,701	(51,701)	—	—	—
Morgan Stanley & Co. International PLC	58,344	(58,344)	—	—	—
Société Générale	11,325	(11,325)	—	—	—
UBS AG	97,889	(97,889)	—	—	—
Total	$820,079	$(819,936)	—	—	$143

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

[3]

Net amount represents the net amount payable due to the counterparty in the event of default. Net amount may be offset further by the options written receivable/payable on the Statements of Assets and Liabilities.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	75

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks:
Belgium	$682,061	$156,281	—	$838,342
Canada	1,359,641	—	—	1,359,641
China	651,233	512,435	—	1,163,668
Czech Republic	—	36,672	—	36,672
Finland	—	510,146	—	510,146
France	22,121	6,189,523	—	6,211,644
Germany	627,794	2,116,896	—	2,744,690
Hong Kong	—	816,849	—	816,849
India	—	1,503,798	—	1,503,798
Indonesia	—	194,429	—	194,429
Ireland	615,819	464,048	—	1,079,867
Italy	506,094	1,183,879	—	1,689,973
Japan	136,145	18,472,903	—	18,609,048
Mexico	146,407	—	—	146,407
Netherlands	1,181,454	2,690,646	—	3,872,100
Portugal	—	113,564	—	113,564
Singapore	—	1,092,911	—	1,092,911
South Korea	—	1,012,705	—	1,012,705
Spain	—	938,411	—	938,411
Sweden	—	1,115,938	—	1,115,938
Switzerland	551,601	1,880,337	—	2,431,938
Taiwan	—	548,730	—	548,730
Thailand	—	207,149	—	207,149
United Arab Emirates	—	375,246	—	375,246
United Kingdom	1,853,262	4,058,575	$18,471	5,930,308
United States	56,181,367	—	8,086	56,189,453
Corporate Bonds	—	9,141,078	730,297	9,871,375
Floating Rate Loan Interests	—	1,495,212	361,469	1,856,681
Foreign Agency Obligations	—	1,511,502	—	1,511,502
Foreign Government Obligations	—	18,590,623	—	18,590,623
Investment Companies	6,108,381	—	—	6,108,381
Non-Agency Mortgage-Backed Securities	—	164,781	—	164,781
Preferred Securities	2,808,492	2,634,884	2,787,601	8,230,977
U.S. Government Sponsored Agency Securities	—	1,290,753	—	1,290,753
U.S. Treasury Obligations	—	16,659,761	—	16,659,761
Rights	—	—	—	—
Warrants	40,704	—	—	40,704
Short Term Investments:
Foreign Agency Obligations	—	13,354,916	—	13,354,916
Money Market Funds	7,555,606	—	—	7,555,606
Time Deposits	—	97,490	—	97,490
U.S. Treasury Obligations	—	8,999,242	—	8,999,242
Options Purchased:
Equity contracts	—	2,109,562	—	2,109,562
Foreign currency exchange contracts	—	218,444	—	218,444
Interest rate contracts	—	221,785	—	221,785
Liabilities:
Investments Sold Short	(1,630,501)	(143,093)	—	(1,773,594)

Subtotal	$79,397,681	$122,539,011	$3,905,924	$205,842,616

Investments Valued at NAV[1]				4,503,479

Total Investments				$210,346,095

[1]	As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value hierarchy.

See Notes to Financial Statements.

76	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Consolidated Schedule of Investments (continued)	BlackRock Global Allocation Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$36,299	—	$36,299
Equity contracts	$14,688	178,526	—	193,214
Foreign Currency Exchange Contracts	—	1,561,600	—	1,561,600
Interest rate contracts	—	270,922	—	270,922
Liabilities:
Equity contracts	(52,669)	(184,576)	—	(237,245)
Foreign Currency Exchange Contracts	—	(360,670)	—	(360,670)
Interest rate contracts	—	(539,285)	—	(539,285)

Total	$(37,981)	$962,816	—	$924,835

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments and derivative financial instruments is presented when the Fund had a significant amount of Level 3 investments and derivative financial instruments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Non-Agency Mortgage- Backed Securities	Preferred Securities	Options Purchased	Total
Assets:
Opening balance, as of December 31, 2015	$178,452	$2,148,560	$332,042	$ 197,226	$3,021,877	$ 26,355	$5,904,512
Transfers into Level 3	—	—	30,250	—	—	—	30,250
Transfers out of Level 3	—	(48,368)	—	(197,226)	—	—	(245,594)
Accrued discounts/premiums	—	—	1,140	—	—	—	1,140
Net realized gain (loss)	—	—	(53,463)	—	—	(25,511)	(78,974)
Net change in unrealized appreciation (depreciation)[2,3]	(151,895)	(1,403,973)	124,581	—	(234,276)	(795)	(1,666,358)
Purchases	—	34,078	—	—	—	—	34,078
Sales	—	—	(73,081)	—	—	(49)	(73,130)

Closing Balance, as of December 31, 2016	$26,557	$730,297	$361,469	—	$2,787,601	—	$3,905,924

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[3]	$(151,895)	$(1,403,973)	$124,581	—	$(234,276)	—	$(1,665,563)

[2]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[3]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	77

Consolidated Schedule of Investments (concluded)	BlackRock Global Allocation Portfolio

The following table is a reconciliation of Level 3 derivative financial instruments for which significant unobservable inputs were used in determining fair value:

Equity Contracts
Liabilities
Opening balance, as of December 31, 2015	$ (18,124)
Transfers into Level 3	—
Transfers out of Level 3	—
Accrued discounts/premiums	—
Net realized gain (loss)	(54,821)
Net change in unrealized appreciation (depreciation)[1,2]	146,735
Purchases	—
Issues	—
Sales	(73,790)

Closing Balance, as of December 31, 2016	—

Net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2016[2]	—

[1]	Included in the related change in unrealized appreciation (depreciation) in the Consolidated Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on derivative financial instruments still held at December 31, 2016 is generally due to derivative financial instruments no longer held or categorized as Level 3 at period end.

The following table summarizes the valuation approaches used and unobservable inputs utilized by the BlackRock Global Valuation Methodologies Committee (“Global Valuation Committee”) to determine the value of certain of the Fund’s Level 3 investments as of period end. The table does not include Level 3 investments with values based upon unadjusted third party pricing information in the amount of $364,829.

	Value	Valuation Approach	Unobservable Inputs	Range of Unobservable Inputs Utilized	Weighted Average of Unobservable Inputs
Assets:
Common Stocks[3,4]	$ 26,557	Market	Discount for Lack of Marketability[1]	12.73%	—
			Yield[1]	11.25%	—
			Billings Growth Rate[2]	85.00%	—
			Discount Rate[1]	20.00%	—
			Exit Scenario Probability[2]	20.00% - 50.00%	—
			Revenue Multiple[2]	6.50x - 10.25x	—
			Time to Exit[1]	1-2 years	—
			Volatility[2]	37.38% - 43.66%	39.29%
Corporate Bonds[3,5]	726,937	Market	Discount for Lack of Marketability[1]	12.73%	—
			Yield[1]	11.25%	—
			Volatility[2]	37.38%	—
			Recovery Rate[2]	—	—
		Income	Discount Rate[1]	15.00%	—
Preferred Stocks[4,6]	2,787,601	Market	Billings Growth Rate[2]	85.00%	—
			Discount Rate[1]	20.00%	—
			Exit Scenario Probability[2]	5.00% - 50.00%	30.18%
			Revenue Growth Rate[2]	40.00% - 150.00%	72.98%
			Revenue Growth Rate[2]	187.00%
			Revenue Multiple[2]	4.75x - 14.75x	10.78x
			Time to Exit[1]	1-2 years	—
			Volatility[2]	36.00% - 53.00%	41.33%

Total	$3,541,095

[1]	Decrease in unobservable input may result in a significant increase to value, while an increase in unobservable input may result in a significant decrease to value.

[2]	Increase in unobservable input may result in a significant increase to value, while a decrease in unobservable input may result in a significant decrease to value.

[3]

For the year ended December 31, 2016, the valuation technique changed for certain investments in common stocks and corporate bonds amounting to $404,582 from a fully-diluted market comparables approach to the expected value based on the Terms of the Acquisition of the company. The change was due to the expected acquisition of the company by a third party.

[4]

For the year ended December 31, 2016, the valuation technique changed for certain investments in common stocks and preferred stocks amounting to $212,355 from using the Last Transaction Price to a hybrid model using Probability-Weighted Expected Return Model (“PWERM”) and Option Pricing Model (“OPM”). The change was due to consideration of liquidation preferences and exit strategy.

[5]

For the year ended December 31, 2016, the valuation technique changed for certain investments in corporate bonds amounting to $44,784 from a hybrid model using PWERM and OPM model to a Recovery Value. The change was due to the consideration of the company’s current operations.

[6]

For the year ended December 31, 2016, the valuation technique changed for investments classified as preferred stocks amounting to $493,565 from a PWERM to an OPM and/or to a hybrid method using PWERM and OPM models. The change was due to consideration of liquidation preferences and exit strategy.

See Notes to Financial Statements.

78	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock Government Money Market Portfolio
(Percentages shown are based on Net Assets)

U.S. Government Sponsored Agency Obligations	Par (000)	Value
Fannie Mae Variable Rate Notes: (a)
0.76%, 07/20/17	$2,000	$1,999,820
0.72%, 08/16/17	1,500	1,499,907
0.64%, 10/05/17	1,000	999,885
Federal Farm Credit Bank, 1.00%, 3/01/17	1,605	1,606,093
Federal Farm Credit Bank Discount Notes: (b)
0.69%, 9/29/17	575	572,035
0.90%, 11/28/17	2,500	2,479,437
Federal Farm Credit Bank Variable Rate Notes: (a)
0.73%, 3/16/17	2,000	1,999,917
0.76%, 9/22/17	2,000	1,999,927
0.81%, 11/20/17	1,000	999,956
0.80%, 1/23/18	430	430,004
Federal Home Loan Bank, 0.43%, 1/11/17	1,000	999,989
Federal Home Loan Bank Discount Notes: (b)
0.30%, 1/04/17	2,000	1,999,984
0.38%, 1/04/17	675	674,993
0.34%, 1/06/17	1,500	1,499,957
0.37%, 1/11/17	1,500	1,499,868
0.41%, 1/13/17	1,000	999,886
0.36%, 1/20/17	2,000	1,999,660
0.36%, 1/25/17	900	899,805
0.44%, 1/25/17	1,000	999,734
0.46%, 1/25/17	2,055	2,054,429
0.49%, 1/25/17	1,700	1,699,496
0.36%, 1/27/17	2,500	2,499,393
0.46%, 1/27/17	3,350	3,348,984
0.38%, 2/01/17	1,500	1,499,536
0.45%, 2/01/17	2,300	2,299,166
0.45%, 2/02/17	455	454,829
0.46%, 2/02/17	1,500	1,499,425
0.46%, 2/08/17	1,905	1,904,128
0.47%, 2/10/17	1,000	999,504
0.48%, 2/15/17	1,215	1,214,306
0.52%, 2/22/17	1,690	1,688,779
0.53%, 3/03/17	1,000	999,131
0.45%, 3/08/17	620	619,504
0.52%, 3/10/17	1,000	999,047
0.55%, 3/17/17	100	99,888
0.55%, 3/22/17	1,460	1,458,262
0.55%, 3/24/17	1,887	1,883,538
0.55%, 3/29/17	500	499,351
0.49%, 4/11/17	1,100	1,098,533
0.55%, 5/01/17	1,500	1,497,296
Federal Home Loan Bank Variable Rate Notes: (a)
0.75%, 02/07/17	1,000	999,985

U.S. Government Sponsored Agency Obligations	Par (000)	Value
0.71%, 03/14/17	$1,500	$1,499,942
0.72%, 03/15/17	1,000	1,000,000
0.74%, 03/17/17	910	910,273
0.46%, 05/04/17	640	640,000
0.49%, 05/10/17	1,000	999,927
0.70%, 07/06/17	1,475	1,475,000
0.71%, 07/07/17	3,000	3,000,000
0.68%, 08/22/17	700	699,988
0.85%, 08/25/17	880	880,000
0.81%, 10/27/17	1,270	1,270,000
0.81%, 10/27/17	1,000	999,942
0.79%, 06/08/18	500	500,000
Freddie Mac:
1.00%, 3/08/17	1,950	1,951,622
1.00%, 6/29/17	3,850	3,855,402
1.00%, 9/29/17	790	791,560
Freddie Mac Discount Notes: (b)
0.45%, 1/19/17	4,000	3,999,200
0.52%, 5/10/17	1,015	1,013,138
0.50%, 5/15/17	1,335	1,332,553
Total U.S. Government Sponsored Agency Obligations — 69.1%		84,295,914

U.S. Treasury Obligations
U.S. Treasury Bills:
0.43%, 1/19/17 (b)	4,000	3,999,244
0.54%, 3/16/17 (b)	1,200	1,198,704
0.61%, 4/27/17 (b)	1,800	1,796,552
U.S. Treasury Notes:
0.63%, 4/30/17 (a)	2,000	1,999,987
0.72%, 10/31/17 (a)	1,249	1,248,311
0.88%, 10/15/17	1,200	1,201,262
Total U.S. Treasury Obligations — 9.4%		11,444,060

Total Repurchase Agreements — 21.6%		26,380,000
Total Investments (Cost — $122,119,974*) — 100.1%		122,119,974
Liabilities in Excess of Other Assets — (0.1)%		(62,677)

Net Assets — 100.0%		$122,057,297

Notes to Schedule of Investments

*	Cost for federal income tax purposes.

(a)	Variable rate security. Rate as of period end.

(b)	Rates are discount rates or a range of discount rates at the time of purchase.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	79

Schedule of Investments (continued)	BlackRock Government Money Market Portfolio

Repurchase Agreement

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
Bank of Montreal	0.50%	12/30/16	1/03/17	$1,000	$1,000	$1,000,056	U.S. Treasury obligations, 0.63% to 3.00% due from 9/30/17 to 2/15/46	$1,044,100	$1,020,019
BNP Paribas Securities Corp.	0.50%	12/30/16	1/03/17	5,000	5,000	5,000,278	U.S. government sponsored agency obligations and U.S. Treasury obligations, 0.00% to 4.00% due from 1/05/17 to 12/20/45	39,894,282	5,100,000
	0.51%(a)	12/21/16	1/06/17	985	985	985,223	U.S. Treasury obligations, 0.00% due from 5/15/20 to 8/15/41	1,519,948	1,004,710
Total BNP Paribas Securities Corp.					$5,985				$6,104,710
Goldman Sachs & Co.	0.62%	12/29/16	1/05/17	2,000	2,000	2,000,241	U.S. government sponsored agency obligations, 3.50% to 4.00% due from 2/01/18 to 6/01/25	17,464,296	2,060,000
J.P. Morgan Securities LLC	0.50%	12/30/16	1/03/17	5,000	5,000	5,000,278	U.S. Treasury obligation, 2.38% due at 1/15/27	3,620,000	5,106,849
	0.94%(a)	12/30/16	2/03/17	2,500	2,500	2,502,285	Ginnie Mae Bonds, 4.00% to 4.94% due from 4/20/40 to 5/20/44	34,990,000	2,775,668
Total J.P. Morgan Securities LLC					$7,500				$7,882,517
Merrill Lynch, Pierce, Fenner & Smith Inc.	0.50%	12/30/16	1/03/17	5,000	5,000	5,000,278	Ginnie Mae Bond, 4.41% due at 12/20/66	4,464,108	5,100,000
	0.62%	12/29/16	1/05/17	2,000	2,000	2,000,241	Ginnie Mae Bond, 2.53% due at 11/20/66	1,960,991	2,140,000
Total Merrill Lynch, Pierce, Fenner & Smith Inc.					$7,000				$7,240,000
Mizuho Securities USA, Inc.	0.50%	12/30/16	1/03/17	1,000	1,000	1,000,056	U.S. Treasury obligation, 0.13% due at 4/15/20	979,300	1,020,086

See Notes to Financial Statements.

80	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Government Money Market Portfolio

Repurchase Agreements							Collateral
Counterparty	Coupon Rate	Purchase Date	Maturity Date	Par (000)	at Value (000)	Proceeds including Interest	Position	Original Par	Position received, at Value
Wells Fargo Securities LLC	0.54%	12/27/16	1/03/17	$1,000	$ 1,000	$1,000,105	U.S. government sponsored agency obligation, 3.00% due at 12/01/46	$1,037,214	$ 1,030,000
	0.55%	12/28/16	1/04/17	895	895	895,096	U.S. government sponsored agency obligation, 2.96% due at 11/13/46	900,751	921,851

Total Wells Fargo Securities LLC					$ 1,895				$ 1,951,851
Total					$26,380				$27,279,183

(a)	Variable rate security. Rate as of period end and maturity is the date the principal owed can be recovered through demand.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

   The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Short-Term Securities[1]	—	$122,119,974	—	$122,119,974

[1]	See above Schedule of Investments for values in each security type.

   During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	81

Schedule of Investments December 31, 2016	BlackRock High Yield Portfolio
(Percentages shown are based on Net Assets)

Common Stocks		Shares	Value
Banks — 0.5%
Bank of America Corp.		1,838	$40,620
Citigroup, Inc.		707	42,017
JPMorgan Chase & Co.		496	42,800
Wells Fargo & Co.		743	40,947

			166,384
Capital Markets — 0.3%
Goldman Sachs Group, Inc.		176	42,143
Morgan Stanley		971	41,025

			83,168
Chemicals — 0.0%
Advanced Emissions Solutions, Inc. (a)		660	6,098
Consumer Finance — 0.2%
Ally Financial, Inc.		4,103	78,039
Equity Real Estate Investment Trusts (REITs) — 0.0%
Ovation Acquisition I, LLC (Acquired 12/28/15, cost $195) (a)(b)		195	195
Hotels, Restaurants & Leisure — 0.8%
Amaya, Inc. (a)		18,250	258,394
Wireless Telecommunication Services — 0.2%
T-Mobile U.S., Inc. (a)		1,150	66,137
Total Common Stocks — 2.0%			658,415

Corporate Bonds		Par (000)
Aerospace & Defense — 1.9%
Arconic, Inc.:
5.13%, 10/01/24	USD	54	55,350
5.90%, 2/01/27		17	17,723
5.95%, 2/01/37		3	2,918
Bombardier, Inc.:
8.75%, 12/01/21 (c)		35	37,144
6.00%, 10/15/22 (c)		12	11,280
6.13%, 1/15/23 (c)		89	84,853
7.50%, 3/15/25 (c)		59	58,293
Engility Corp., 8.88%, 9/01/24 (c)		26	27,235
KLX, Inc., 5.88%, 12/01/22 (c)		34	35,020
TransDigm, Inc.:
5.50%, 10/15/20		17	17,425
6.00%, 7/15/22		128	133,120
6.50%, 7/15/24		79	82,654
6.38%, 6/15/26 (c)		77	79,079

			642,094
Air Freight & Logistics — 0.5%
XPO Logistics, Inc.:
6.50%, 6/15/22 (c)		122	128,100
6.13%, 9/01/23 (c)		31	32,395

			160,495
Airlines — 1.3%
Air Medical Group Holdings, Inc., 6.38%, 5/15/23 (c)		26	24,960
American Airlines Pass-Through Trust, Series 2013-2, Class C, 6.00%, 1/15/17 (c)		195	195,114
Continental Airlines Pass-Through Certificates, Series 2012-3, Class C, 6.13%, 4/29/18		120	124,800
National Air Cargo Group, Inc.:
11.88%, 5/02/18		20	20,461
11.88%, 5/15/18		21	21,347
Virgin Australia Pass-Through Trust, Series 2013-1C, 7.13%, 10/23/18 (c)		58	59,374

			446,056

Corporate Bonds		Par (000)	Value
Auto Components — 0.2%
Icahn Enterprises LP/Icahn Enterprises Finance Corp., 4.88%, 3/15/19	USD	52	$52,520
Banks — 0.5%
Banco Espirito Santo SA, 4.75%, 1/15/18 (a)(d)	EUR	100	28,948
CIT Group, Inc.:
6.63%, 4/01/18 (c)	USD	10	10,537
5.00%, 8/01/23		110	113,575

			153,060
Beverages — 0.1%
Constellation Brands, Inc.:
6.00%, 5/01/22		10	11,278
4.25%, 5/01/23		10	10,369

			21,647
Building Products — 1.0%
Builders FirstSource, Inc., 5.63%, 9/01/24 (c)		13	13,065
CPG Merger Sub LLC, 8.00%, 10/01/21 (c)		92	94,760
Masonite International Corp., 5.63%, 3/15/23 (c)		17	17,553
Ply Gem Industries, Inc., 6.50%, 2/01/22		75	77,437
Standard Industries, Inc.:
5.13%, 2/15/21 (c)		3	3,127
5.50%, 2/15/23 (c)		24	24,842
5.38%, 11/15/24 (c)		30	30,825
6.00%, 10/15/25 (c)		58	61,045
USG Corp., 8.25%, 1/15/18		20	21,175

			343,829
Capital Markets — 0.0%
E*TRADE Financial Corp., Series A, 0.00%, 8/31/19 (e)(f)		1	3,355
Chemicals — 1.3%
CF Industries, Inc.:
7.13%, 5/01/20		10	10,900
5.15%, 3/15/34		15	12,750
4.95%, 6/01/43		30	24,525
Chemours Co.:
6.63%, 5/15/23		13	12,870
7.00%, 5/15/25		15	14,775
Huntsman International LLC, 5.13%, 11/15/22		5	5,100
Momentive Performance Materials, Inc.:
3.88%, 10/24/21		126	118,440
Escrow, 0.00%, 10/15/20 (a)(d)		82	—
Platform Specialty Products Corp.:
10.38%, 5/01/21 (c)		6	6,645
6.50%, 2/01/22 (c)		183	184,373
PQ Corp., 6.75%, 11/15/22 (c)		38	40,660
WR Grace & Co-Conn, 5.13%, 10/01/21 (c)		8	8,340

			439,378
Commercial Services & Supplies — 1.6%
ACCO Brands Corp., 5.25%, 12/15/24 (c)		20	20,138
Acosta, Inc., 7.75%, 10/01/22 (c)		38	31,920
ADT Corp.:
3.50%, 7/15/22		43	40,957
4.13%, 6/15/23		5	4,775
4.88%, 7/15/32 (c)		14	11,480
Advanced Disposal Services, Inc., 5.63%, 11/15/24 (c)		27	26,865
Ceridian HCM Holding, Inc., 11.00%, 3/15/21 (c)		28	28,770
Mobile Mini, Inc., 5.88%, 7/01/24		77	79,695
Prime Security Services Borrower LLC/Prime Finance, Inc., 9.25%, 5/15/23 (c)		139	151,336

See Notes to Financial Statements.

82	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Commercial Services & Supplies (continued)
Ritchie Bros. Auctioneers, Inc., 5.38%, 1/15/25 (c)	USD	23	$23,460
Tervita Escrow Corp., 7.63%, 12/01/21 (c)		35	35,700
WaveDivision Escrow LLC/WaveDivision Escrow Corp., 8.13%, 9/01/20 (c)		97	100,880

			555,976
Communications Equipment — 1.1%
Alcatel-Lucent USA, Inc., 6.45%, 3/15/29		137	142,823
CommScope Technologies Finance LLC, 6.00%, 6/15/25 (c)		29	30,740
CommScope, Inc., 5.50%, 6/15/24 (c)		8	8,280
Hughes Satellite Systems Corp.:
5.25%, 8/01/26 (c)		25	24,500
6.63%, 8/01/26 (c)		35	35,175
Nokia OYJ:
5.38%, 5/15/19		10	10,555
6.63%, 5/15/39		65	68,575
Riverbed Technology, Inc., 8.88%, 3/01/23 (c)		51	53,805

			374,453
Construction & Engineering — 0.2%
Brand Energy & Infrastructure Services, Inc., 8.50%, 12/01/21 (c)		58	59,305
Consumer Finance — 1.3%
Ally Financial, Inc.:
5.13%, 9/30/24		40	40,700
8.00%, 11/01/31		213	247,063
DFC Finance Corp., 12.00%, 6/16/20 (c)(g)		40	21,965
Navient Corp.:
6.63%, 7/26/21		21	22,207
5.50%, 1/25/23		20	19,400
7.25%, 9/25/23		17	17,467
6.13%, 3/25/24		17	16,511
5.88%, 10/25/24		13	12,350
5.63%, 8/01/33		24	19,800
OneMain Financial Holdings LLC:
6.75%, 12/15/19 (c)		28	29,190
7.25%, 12/15/21 (c)		6	6,255

			452,908
Containers & Packaging — 2.4%
Ardagh Packaging Finance PLC/Ardagh Holdings USA, Inc.:
6.00%, 6/30/21 (c)		200	203,500
4.63%, 5/15/23 (c)		200	198,376
Ball Corp., 5.00%, 3/15/22		21	21,997
Reynolds Group Issuer, Inc.:
5.75%, 10/15/20		42	43,313
6.88%, 2/15/21		65	66,693
8.25%, 2/15/21		69	71,613
4.38%, 7/15/21 (c)(h)		40	40,900
5.13%, 7/15/23 (c)		19	19,404
7.00%, 7/15/24 (c)		67	71,229
Sealed Air Corp.:
4.88%, 12/01/22 (c)		11	11,303
6.88%, 7/15/33 (c)		15	15,263
Signode Industrial Group Lux SA/Signode Industrial Group U.S., Inc., 6.38%, 5/01/22 (c)		50	49,875

			813,466
Distributors — 0.1%
American Tire Distributors, Inc., 10.25%, 3/01/22 (c)		29	27,821
Diversified Consumer Services — 0.1%
Service Corp. International, 4.50%, 11/15/20		20	20,350

Corporate Bonds		Par (000)	Value
Diversified Financial Services — 0.0%
FBM Finance, Inc., 8.25%, 8/15/21 (c)	USD	15	$15,825
Diversified Telecommunication Services — 3.5%
Avaya, Inc., 7.00%, 4/01/19 (c)		20	17,500
CenturyLink, Inc.:
Series S, 6.45%, 6/15/21		88	92,620
Series U, 7.65%, 3/15/42		32	28,000
Series Y, 7.50%, 4/01/24		10	10,500
Cincinnati Bell, Inc., 7.00%, 7/15/24 (c)		84	88,830
Frontier Communications Corp.:
8.50%, 4/15/20		15	15,750
6.25%, 9/15/21		38	36,005
7.13%, 1/15/23		40	36,200
7.63%, 4/15/24		33	29,535
6.88%, 1/15/25		124	105,090
11.00%, 9/15/25		55	56,787
Intelsat Jackson Holdings SA:
7.25%, 4/01/19		64	53,760
5.50%, 8/01/23		48	32,342
Level 3 Financing, Inc.:
5.38%, 8/15/22		41	42,333
5.63%, 2/01/23		30	30,750
5.13%, 5/01/23		33	33,124
5.38%, 1/15/24		33	33,330
5.38%, 5/01/25		25	25,500
5.25%, 3/15/26 (c)		49	48,510
SBA Communications Corp., 4.88%, 9/01/24 (c)		36	35,550
Telecom Italia Capital SA:
6.38%, 11/15/33		25	23,875
6.00%, 9/30/34		95	87,875
7.20%, 7/18/36		20	19,715
Telesat Canada/Telesat LLC, 8.88%, 11/15/24 (c)		25	26,063
Windstream Services LLC:
7.75%, 10/01/21		4	4,112
7.50%, 6/01/22		11	10,780
Zayo Group LLC/Zayo Capital, Inc.:
6.00%, 4/01/23		116	120,640
6.38%, 5/15/25		46	48,070

			1,193,146
Electrical Equipment — 0.3%
Cortes NP Acquisition Corp., 9.25%, 10/15/24 (c)		54	57,240
GrafTech International Ltd., 6.38%, 11/15/20		17	13,877
Sensata Technologies BV:
5.63%, 11/01/24 (c)		7	7,297
5.00%, 10/01/25 (c)		13	12,740

			91,154
Electronic Equipment, Instruments & Components — 0.4%
Anixter, Inc., 5.63%, 5/01/19		5	5,231
CDW LLC/CDW Finance Corp.:
6.00%, 8/15/22		35	37,013
5.00%, 9/01/23		56	56,070
5.50%, 12/01/24		35	35,787

			134,101
Energy Equipment & Services — 1.4%
Ensco PLC:
4.70%, 3/15/21		20	19,238
4.50%, 10/01/24		11	9,433
Nabors Industries, Inc., 5.50%, 1/15/23 (c)		34	35,403
Noble Holding International Ltd.:
4.63%, 3/01/21		2	1,920
7.75%, 1/15/24		67	63,020

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	83

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Energy Equipment & Services (continued)
Noble Holding U.S. Corp./Noble Drilling Services 6 LLC/Noble Drilling Holding LLC, 7.50%, 3/15/19	USD	15	$15,750
Precision Drilling Corp.:
6.63%, 11/15/20		3	3,034
6.50%, 12/15/21		5	5,075
Rowan Cos., Inc.:
4.88%, 6/01/22		10	9,450
7.38%, 6/15/25		47	47,940
SESI LLC:
6.38%, 5/01/19		10	10,000
7.13%, 12/15/21		5	5,086
Transocean, Inc.:
4.25%, 10/15/17		25	25,250
6.00%, 3/15/18		90	91,125
7.38%, 4/15/18		5	5,075
5.55%, 10/15/22		38	33,345
9.00%, 7/15/23 (c)		52	53,300
Weatherford International LLC, 6.80%, 6/15/37		2	1,640
Weatherford International Ltd.:
7.75%, 6/15/21		5	5,050
4.50%, 4/15/22		14	12,145
6.50%, 8/01/36		10	8,025
7.00%, 3/15/38		13	10,823
5.95%, 4/15/42		7	5,285

			476,412
Equity Real Estate Investment Trusts (REITs) — 1.7%
Communications Sales & Leasing, Inc./CSL Capital LLC:
6.00%, 4/15/23 (c)		9	9,293
8.25%, 10/15/23		78	82,680
7.13%, 12/15/24 (c)		69	69,690
Equinix, Inc., 5.88%, 1/15/26		47	49,467
ESH Hospitality, Inc., 5.25%, 5/01/25 (c)		46	45,770
GEO Group, Inc.:
5.13%, 4/01/23		15	14,400
5.88%, 10/15/24		50	49,313
6.00%, 4/15/26		7	6,877
GLP Capital LP/GLP Financing II, Inc., 4.38%, 11/01/18		20	20,694
Iron Mountain, Inc., 6.00%, 10/01/20 (c)		25	26,375
MGM Growth Properties Operating Partnership LP/MGP Finance Co-Issuer, Inc.:
5.63%, 5/01/24 (c)		146	152,935
4.50%, 9/01/26 (c)		27	25,920
VEREIT Operating Partnership LP, 4.13%, 6/01/21		11	11,165

			564,579
Food & Staples Retailing — 1.0%
Albertsons Cos. LLC/Safeway, Inc./New Albertson’s, Inc./Albertson’s LLC:
6.63%, 6/15/24 (c)		7	7,297
5.75%, 3/15/25 (c)		38	37,620
Rite Aid Corp.:
9.25%, 3/15/20		20	20,750
6.75%, 6/15/21		37	38,850
6.13%, 4/01/23 (c)		157	168,775
7.70%, 2/15/27		48	60,000

			333,292
Food Products — 0.8%
JBS USA LUX SA/JBS USA Finance, Inc.:
7.25%, 6/01/21 (c)		5	5,175

Corporate Bonds		Par (000)	Value
Food Products (continued)
5.88%, 7/15/24 (c)	USD	16	$16,520
5.75%, 6/15/25 (c)		56	56,700
Pinnacle Foods Finance LLC/Pinnacle Foods Finance Corp., 5.88%, 1/15/24		8	8,480
Post Holdings, Inc.:
6.75%, 12/01/21 (c)		23	24,553
7.75%, 3/15/24 (c)		62	68,820
8.00%, 7/15/25 (c)		42	47,040
Smithfield Foods, Inc., 5.88%, 8/01/21 (c)		11	11,467
TreeHouse Foods, Inc., 6.00%, 2/15/24 (c)		18	18,900
WhiteWave Foods Co., 5.38%, 10/01/22		25	27,375

			285,030
Health Care Equipment & Supplies — 0.4%
Alere, Inc.:
6.50%, 6/15/20		13	12,805
6.38%, 7/01/23 (c)		40	39,750
DJO Finco, Inc./DJO Finance LLC/DJO Finance Corp., 8.13%, 6/15/21 (c)		101	87,617
Teleflex, Inc., 4.88%, 6/01/26		12	11,880

			152,052
Health Care Providers & Services — 4.8%
Acadia Healthcare Co., Inc.:
5.13%, 7/01/22		11	10,931
5.63%, 2/15/23		26	26,000
6.50%, 3/01/24		8	8,180
Centene Corp.:
5.63%, 2/15/21		45	47,313
4.75%, 5/15/22		47	47,470
6.13%, 2/15/24		5	5,269
CHS/Community Health Systems, Inc.:
8.00%, 11/15/19		26	21,580
6.88%, 2/01/22		29	20,155
DaVita, Inc.:
5.13%, 7/15/24		10	9,975
5.00%, 5/01/25		66	64,927
Envision Healthcare Corp.:
5.13%, 7/01/22 (c)		55	54,794
5.63%, 7/15/22		97	100,007
6.25%, 12/01/24 (c)		13	13,715
Fresenius Medical Care U.S. Finance II, Inc.:
5.88%, 1/31/22 (c)		5	5,475
4.75%, 10/15/24 (c)		14	14,140
HCA, Inc.:
7.50%, 2/15/22		28	31,780
5.88%, 3/15/22		33	35,557
4.75%, 5/01/23		8	8,190
5.00%, 3/15/24		87	89,501
5.38%, 2/01/25		115	115,287
5.25%, 4/15/25		56	58,450
5.88%, 2/15/26		48	49,440
5.25%, 6/15/26		110	113,713
4.50%, 2/15/27		65	63,863
Series 1, 5.88%, 5/01/23		41	43,563
HealthSouth Corp.:
5.13%, 3/15/23		55	54,450
5.75%, 11/01/24		43	43,537
MEDNAX, Inc., 5.25%, 12/01/23 (c)		26	26,780
MPH Acquisition Holdings LLC, 7.13%, 6/01/24 (c)		92	96,839
RegionalCare Hospital Partners Holdings, Inc., 8.25%, 5/01/23 (c)		38	37,905
Surgery Center Holdings, Inc., 8.88%, 4/15/21 (c)		10	10,650

See Notes to Financial Statements.

84	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services (continued)
Surgical Care Affiliates, Inc., 6.00%, 4/01/23 (c)	USD	17	$17,553
Tenet Healthcare Corp.:
4.75%, 6/01/20		40	40,400
4.50%, 4/01/21		16	15,840
4.38%, 10/01/21		3	2,974
7.50%, 1/01/22 (c)		16	16,680
8.13%, 4/01/22		63	59,441
6.75%, 6/15/23		142	125,315

			1,607,639
Hotels, Restaurants & Leisure — 2.7%
Aramark Services, Inc., 5.13%, 1/15/24		18	18,563
BC ULC/New Red Finance, Inc., 6.00%, 4/01/22 (c)		50	52,250
Boyd Gaming Corp., 6.88%, 5/15/23		26	27,950
Caesars Entertainment Resort Properties LLC, 8.00%, 10/01/20		124	129,890
Hilton Domestic Operating Co., Inc., 4.25%, 9/01/24 (c)		17	16,490
KFC Holding Co./Pizza Hut Holdings LLC/Taco Bell of America LLC:
5.00%, 6/01/24 (c)		10	10,213
5.25%, 6/01/26 (c)		3	3,045
MGM Resorts International:
5.25%, 3/31/20		22	23,265
6.75%, 10/01/20		44	48,950
6.63%, 12/15/21		134	149,745
7.75%, 3/15/22		10	11,500
4.63%, 9/01/26		8	7,700
NCL Corp. Ltd., 4.75%, 12/15/21 (c)		20	19,988
Scientific Games International, Inc.:
7.00%, 1/01/22 (c)		22	23,595
10.00%, 12/01/22		102	101,490
Six Flags Entertainment Corp., 5.25%, 1/15/21 (c)		20	20,450
Station Casinos LLC, 7.50%, 3/01/21		93	97,417
Sterling Entertainment Enterprises LLC, 9.75%, 12/25/19 (c)		150	148,500
Yum! Brands, Inc., 3.88%, 11/01/23		12	11,490

			922,491
Household Durables — 0.8%
CalAtlantic Group, Inc.:
6.63%, 5/01/20		6	6,585
8.38%, 1/15/21		56	65,240
5.38%, 10/01/22		2	2,040
5.88%, 11/15/24		15	15,225
5.25%, 6/01/26		5	4,875
Lennar Corp.:
4.75%, 4/01/21		4	4,130
4.75%, 11/15/22		47	48,175
Mattamy Group Corp., 6.88%, 12/15/23 (c)		12	12,150
PulteGroup, Inc.:
5.50%, 3/01/26		35	34,737
6.38%, 5/15/33		22	21,945
6.00%, 2/15/35		16	15,360
TRI Pointe Group, Inc.:
4.38%, 6/15/19		10	10,175
4.88%, 7/01/21		25	25,500
5.88%, 6/15/24		15	15,450

			281,587
Household Products — 0.2%
HRG Group, Inc., 7.88%, 7/15/19		26	27,105

Corporate Bonds		Par (000)	Value
Household Products (continued)
Spectrum Brands, Inc.:
6.63%, 11/15/22	USD	35	$37,187
5.75%, 7/15/25		18	18,675

			82,967
Independent Power and Renewable Electricity Producers — 0.8%
AES Corp.:
4.88%, 5/15/23		2	1,975
5.50%, 3/15/24		5	5,087
Calpine Corp.:
5.38%, 1/15/23		6	5,865
5.88%, 1/15/24 (c)		25	26,063
5.50%, 2/01/24		10	9,650
Dynegy, Inc.:
6.75%, 11/01/19		60	61,050
7.38%, 11/01/22		33	31,515
7.63%, 11/01/24		15	13,837
8.00%, 1/15/25 (c)		2	1,875
NRG Energy, Inc.:
7.88%, 5/15/21		5	5,213
6.63%, 3/15/23		5	5,013
6.25%, 5/01/24		15	14,587
7.25%, 5/15/26 (c)		23	22,885
6.63%, 1/15/27 (c)		69	65,205
NRG Yield Operating LLC, 5.38%, 8/15/24		15	15,075

			284,895
Insurance — 1.0%
Alliant Holdings Intermediate LLC, 8.25%, 8/01/23 (c)		67	69,177
HUB International Ltd.:
9.25%, 2/15/21 (c)		17	17,595
7.88%, 10/01/21 (c)		107	113,036
Radian Group, Inc., 5.25%, 6/15/20		28	29,260
Solera LLC/Solera Finance, Inc., 10.50%, 3/01/24 (c)		106	119,250

			348,318
Internet & Direct Marketing Retail — 0.2%
Netflix, Inc.:
5.50%, 2/15/22		42	45,255
5.75%, 3/01/24		6	6,420
5.88%, 2/15/25		8	8,630
4.38%, 11/15/26 (c)		18	17,460

			77,765
Internet Software & Services — 0.0%
GTT Escrow Corp., 7.88%, 12/31/24 (c)		9	9,384
IT Services — 2.2%
Alliance Data Systems Corp.:
5.88%, 11/01/21 (c)		49	49,735
5.38%, 8/01/22 (c)		65	62,725
APX Group, Inc.:
6.38%, 12/01/19		32	32,920
8.75%, 12/01/20		23	23,173
7.88%, 12/01/22		21	22,733
First Data Corp.:
7.00%, 12/01/23 (c)		222	236,430
5.75%, 1/15/24 (c)		227	234,237
Sabre GLBL, Inc.:
5.38%, 4/15/23 (c)		16	16,320
5.25%, 11/15/23 (c)		20	20,537
WEX, Inc., 4.75%, 2/01/23 (c)		50	48,813

			747,623

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	85

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Life Sciences Tools & Services — 0.9%
DPx Holdings BV, 7.50%, 2/01/22 (c)	USD	35	$37,013
inVentiv Group Holdings, Inc./inVentiv Health, Inc./inVentiv Health Clinical, Inc., 7.50%, 10/01/24 (c)		36	37,706
Jaguar Holding Co. II/Pharmaceutical Product Development LLC, 6.38%, 8/01/23 (c)		98	104,860
Ortho-Clinical Diagnostics, Inc./Ortho-Clinical Diagnostics SA, 6.63%, 5/15/22 (c)		120	106,500
Sterigenics-Nordion Holdings LLC, 6.50%, 5/15/23 (c)		12	12,210

			298,289
Machinery — 0.5%
Gardner Denver, Inc., 6.88%, 8/15/21 (c)		15	14,925
Gates Global LLC/Gates Global Co., 6.00%, 7/15/22 (c)		80	78,240
Grinding Media, Inc./MC Grinding Media Canada, Inc., 7.38%, 12/15/23 (c)		21	22,063
Navistar International Corp., 8.25%, 11/01/21		5	5,050
SPX FLOW, Inc.:
5.63%, 8/15/24 (c)		16	16,120
5.88%, 8/15/26 (c)		17	17,000

			153,398
Media — 11.6%
Altice U.S. Finance I Corp.:
5.38%, 7/15/23 (c)		200	207,500
5.50%, 5/15/26 (c)		200	204,000
AMC Networks, Inc.:
4.75%, 12/15/22		17	17,106
5.00%, 4/01/24		50	50,250
Cablevision Systems Corp.:
8.63%, 9/15/17		14	14,560
7.75%, 4/15/18		54	56,970
8.00%, 4/15/20		15	16,463
CBS Radio, Inc., 7.25%, 11/01/24 (c)		28	29,400
CCO Holdings LLC/CCO Holdings Capital Corp.:
5.25%, 9/30/22		55	56,925
5.13%, 5/01/23 (c)		33	33,990
5.88%, 4/01/24 (c)		28	29,890
5.75%, 2/15/26 (c)		29	30,015
5.50%, 5/01/26 (c)		32	32,640
5.88%, 5/01/27 (c)		118	122,425
Cengage Learning Acquisitions, Inc., 0.00%, 4/15/20 (a)(d)(f)		166	—
Cequel Communications Holdings I LLC/Cequel Capital Corp.:
6.38%, 9/15/20 (c)		57	58,710
5.13%, 12/15/21 (c)		27	27,473
5.13%, 12/15/21 (c)		100	101,750
Clear Channel International BV, 8.75%, 12/15/20 (c)		90	94,725
Clear Channel Worldwide Holdings, Inc.:
Series A, 6.50%, 11/15/22		10	10,000
Series B, 7.63%, 3/15/20		99	98,938
Series B, 6.50%, 11/15/22		317	324,133
CSC Holdings LLC:
10.13%, 1/15/23 (c)		400	461,961
5.25%, 6/01/24		50	48,875

Corporate Bonds		Par (000)	Value
DISH DBS Corp.:
6.75%, 6/01/21	USD	40	$43,400
5.88%, 7/15/22		23	24,207
5.88%, 11/15/24		27	27,783
7.75%, 7/01/26		108	121,770
DISH Network Corp., 3.38%, 8/15/26 (c)(e)		33	37,558
iHeartCommunications, Inc.:
9.00%, 12/15/19		39	31,883
9.00%, 3/01/21		31	22,940
9.00%, 9/15/22		80	58,800
10.63%, 3/15/23		35	26,425
Lions Gate Entertainment Corp., 5.88%, 11/01/24 (c)		10	10,150
McGraw-Hill Global Education Holdings LLC/McGraw-Hill Global Education Finance, 7.88%, 5/15/24 (c)		12	12,090
MDC Partners, Inc., 6.50%, 5/01/24 (c)		42	37,800
Midcontinent Communications/Midcontinent Finance Corp.:
6.25%, 8/01/21 (c)		40	41,900
6.88%, 8/15/23 (c)		14	14,910
National CineMedia LLC, 5.75%, 8/15/26		11	11,165
Nexstar Escrow Corp., 5.63%, 8/01/24 (c)		31	30,767
Nielsen Finance LLC/Nielsen Finance Co., 5.00%, 4/15/22 (c)		57	58,069
Outfront Media Capital LLC/Outfront Media Capital Corp.:
5.25%, 2/15/22		10	10,375
5.88%, 3/15/25		5	5,237
Radio One, Inc., 7.38%, 4/15/22 (c)		10	9,900
RCN Telecom Services LLC/RCN Capital Corp., 8.50%, 8/15/20 (c)		30	31,800
Regal Entertainment Group, 5.75%, 2/01/25		18	18,270
SFR Group SA:
6.00%, 5/15/22 (c)		200	205,250
7.38%, 5/01/26 (c)		248	254,200
Sirius XM Radio, Inc.:
4.63%, 5/15/23 (c)		5	4,950
5.38%, 4/15/25 (c)		15	14,925
TEGNA, Inc.:
4.88%, 9/15/21 (c)		21	21,367
5.50%, 9/15/24 (c)		3	3,030
Townsquare Media, Inc., 6.50%, 4/01/23 (c)		7	6,685
Tribune Media Co., 5.88%, 7/15/22		123	124,999
Unitymedia GmbH, 6.13%, 1/15/25 (c)		200	205,500
Univision Communications, Inc.:
6.75%, 9/15/22 (c)		5	5,250
5.13%, 5/15/23 (c)		102	100,470
5.13%, 2/15/25 (c)		149	142,481

			3,905,005
Metals & Mining — 5.8%
Alcoa, Inc., 6.75%, 1/15/28		7	7,504
ArcelorMittal:
7.25%, 2/25/22		3	3,383
8.00%, 10/15/39		8	8,779
7.75%, 3/01/41		39	41,535
Constellium NV, 8.00%, 1/15/23 (c)		250	260,000
First Quantum Minerals Ltd., 7.25%, 5/15/22 (c)		30	29,550

See Notes to Financial Statements.

86	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
FMG Resources August 2006 Property Ltd., 9.75%, 3/01/22 (c)	USD	15	$17,401
Freeport-McMoRan, Inc.:
2.30%, 11/14/17		21	20,843
2.38%, 3/15/18		270	267,975
3.10%, 3/15/20		60	58,500
4.00%, 11/14/21		22	21,450
3.55%, 3/01/22		74	68,820
3.88%, 3/15/23		190	174,325
5.40%, 11/14/34		17	14,280
5.45%, 3/15/43		142	117,508
Joseph T. Ryerson & Son, Inc., 11.00%, 5/15/22 (c)		22	24,200
Kaiser Aluminum Corp., 5.88%, 5/15/24		14	14,490
Novelis Corp.:
6.25%, 8/15/24 (c)		173	183,380
5.88%, 9/30/26 (c)		70	70,700
Steel Dynamics, Inc.:
5.13%, 10/01/21		35	36,503
5.25%, 4/15/23		52	54,470
5.50%, 10/01/24		38	40,280
SunCoke Energy Partners LP/SunCoke Energy Partners Finance Corp., 7.38%, 2/01/20 (c)		22	21,890
Teck Resources Ltd.:
3.00%, 3/01/19		27	27,000
3.75%, 2/01/23		66	62,370
8.50%, 6/01/24 (c)		48	55,320
6.13%, 10/01/35		13	12,643
6.00%, 8/15/40		47	44,650
6.25%, 7/15/41		18	17,346
5.20%, 3/01/42		73	64,240
5.40%, 2/01/43		12	10,620
United States Steel Corp., 8.38%, 7/01/21 (c)		41	45,327
Wise Metals Group LLC/Wise Alloys Finance Corp., 8.75%, 12/15/18 (c)		57	59,280

			1,956,562
Mortgage Real Estate Investment Trusts (REITs) — 0.1%
Starwood Property Trust, Inc., 5.00%, 12/15/21 (c)		27	27,362
Multiline Retail — 0.5%
Dollar Tree, Inc., 5.75%, 3/01/23		101	106,941
Family Dollar Stores, Inc., 5.00%, 2/01/21		36	38,430
JC Penney Corp., Inc.:
6.38%, 10/15/36		18	15,143
7.40%, 4/01/37		24	21,600

			182,114
Oil, Gas & Consumable Fuels — 14.2%
Alta Mesa Holdings LP/Alta Mesa Finance Services Corp., 7.88%, 12/15/24 (c)		14	14,490
Antero Midstream Partners LP/Antero Midstream Finance Corp., 5.38%, 9/15/24 (c)		5	5,050
California Resources Corp., 8.00%, 12/15/22 (c)		75	66,750
Callon Petroleum Co., 6.13%, 10/01/24 (c)		20	20,600
Carrizo Oil & Gas, Inc., 6.25%, 4/15/23		101	103,525
Cenovus Energy, Inc.:
5.70%, 10/15/19		7	7,488
5.20%, 9/15/43		5	4,762
Cheniere Corpus Christi Holdings LLC:
7.00%, 6/30/24 (c)		100	108,250
5.88%, 3/31/25 (c)		68	69,381

Corporate Bonds		Par (000)	Value
Chesapeake Energy Corp.:
4.13%, 4/15/19 (h)	USD	74	$74,370
6.63%, 8/15/20		29	29,290
6.88%, 11/15/20		26	26,000
4.88%, 4/15/22		20	18,250
8.00%, 12/15/22 (c)		5	5,394
8.00%, 1/15/25 (c)		37	37,740
5.50%, 9/15/26 (c)(e)		31	33,557
Concho Resources, Inc., 6.50%, 1/15/22		7	7,243
CONSOL Energy, Inc.:
5.88%, 4/15/22		307	300,860
8.00%, 4/01/23		2	2,053
Continental Resources, Inc.:
5.00%, 9/15/22		18	18,169
4.50%, 4/15/23		36	35,280
3.80%, 6/01/24		27	24,907
Crestwood Midstream Partners LP/Crestwood Midstream Finance Corp.:
6.00%, 12/15/20		5	5,125
6.25%, 4/01/23		5	5,100
CrownRock LP/CrownRock Finance, Inc.:
7.13%, 4/15/21 (c)		46	47,840
7.75%, 2/15/23 (c)		25	27,000
DCP Midstream LLC:
4.75%, 9/30/21 (c)		35	35,437
6.45%, 11/03/36 (c)		17	17,000
6.75%, 9/15/37 (c)		29	29,290
Denbury Resources, Inc.:
9.00%, 5/15/21 (c)		94	101,755
5.50%, 5/01/22		20	17,450
Diamondback Energy, Inc., 5.38%, 5/31/25 (c)		25	25,143
Encana Corp., 3.90%, 11/15/21		9	9,065
Energy Transfer Equity LP:
7.50%, 10/15/20		36	40,140
5.88%, 1/15/24		66	68,145
5.50%, 6/01/27		59	57,525
EP Energy LLC/Everest Acquisition Finance, Inc., 8.00%, 11/29/24 (c)		17	18,270
Extraction Oil & Gas Holdings LLC/Extraction Finance Corp., 7.88%, 7/15/21 (c)		68	72,760
Genesis Energy LP/Genesis Energy Finance Corp.:
5.75%, 2/15/21		14	14,140
6.75%, 8/01/22		35	36,365
6.00%, 5/15/23		7	7,123
5.63%, 6/15/24		12	11,790
Great Western Petroleum LLC/Great Western Finance, Inc., 9.00%, 9/30/21 (c)		39	40,560
Gulfport Energy Corp.:
6.63%, 5/01/23		14	14,630
6.00%, 10/15/24 (c)		44	44,770
6.38%, 5/15/25 (c)		23	23,292
Halcon Resources Corp., 8.63%, 2/01/20 (c)		30	31,200
Hilcorp Energy I LP/Hilcorp Finance Co., 5.00%, 12/01/24 (c)		30	29,775
Matador Resources Co.:
6.88%, 4/15/23		40	42,000
6.88%, 4/15/23 (c)		51	53,550
MEG Energy Corp.:
6.50%, 3/15/21 (c)		53	49,025
6.38%, 1/30/23 (c)		53	47,170
7.00%, 3/31/24 (c)		89	80,545
Murphy Oil Corp., 4.70%, 12/01/22		34	32,884

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	87

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
NGL Energy Partners LP/NGL Energy Finance Corp.:
6.88%, 10/15/21	USD	27	$27,607
7.50%, 11/01/23 (c)		25	25,813
NGPL PipeCo LLC:
7.12%, 12/15/17 (c)		312	325,260
9.63%, 6/01/19 (c)		25	26,187
7.77%, 12/15/37 (c)		37	39,220
Oasis Petroleum, Inc.:
6.50%, 11/01/21		58	59,087
6.88%, 3/15/22		43	44,075
6.88%, 1/15/23		5	5,125
ONEOK, Inc.:
4.25%, 2/01/22		10	10,050
7.50%, 9/01/23		37	42,550
Parsley Energy LLC/Parsley Finance Corp.:
6.25%, 6/01/24 (c)		24	25,255
5.38%, 1/15/25 (c)		16	16,054
PDC Energy, Inc.:
7.75%, 10/15/22		27	28,755
6.13%, 9/15/24 (c)		20	20,450
QEP Resources, Inc.:
6.88%, 3/01/21		8	8,500
5.38%, 10/01/22		22	22,055
5.25%, 5/01/23		40	40,100
Range Resources Corp.:
5.75%, 6/01/21 (c)		5	5,237
5.88%, 7/01/22 (c)		23	23,920
5.00%, 3/15/23 (c)		35	34,650
Resolute Energy Corp., 8.50%, 5/01/20		29	29,507
Rockies Express Pipeline LLC:
6.85%, 7/15/18 (c)		5	5,281
6.00%, 1/15/19 (c)		17	17,850
5.63%, 4/15/20 (c)		15	15,787
6.88%, 4/15/40 (c)		96	95,520
RSP Permian, Inc.:
6.63%, 10/01/22		40	42,300
5.25%, 1/15/25 (c)		18	18,090
Sabine Pass Liquefaction LLC:
5.63%, 4/15/23		177	188,063
5.75%, 5/15/24		300	321,750
5.88%, 6/30/26 (c)		17	18,317
5.00%, 3/15/27 (c)		6	6,053
Sanchez Energy Corp.:
7.75%, 6/15/21		53	53,927
6.13%, 1/15/23		130	123,500
Seven Generations Energy Ltd.:
8.25%, 5/15/20 (c)		16	16,960
6.75%, 5/01/23 (c)		24	25,560
6.88%, 6/30/23 (c)		105	111,300
SM Energy Co.:
6.50%, 11/15/21		15	15,300
6.13%, 11/15/22		30	30,375
6.50%, 1/01/23		6	6,097
5.00%, 1/15/24		5	4,713
6.75%, 9/15/26		8	8,240
Southern Star Central Corp., 5.13%, 7/15/22 (c)		3	3,037
Southwestern Energy Co.:
7.50%, 2/01/18		6	6,240
5.80%, 1/23/20		72	74,160
4.10%, 3/15/22		29	27,399
6.70%, 1/23/25		10	10,225

Corporate Bonds		Par (000)	Value
Tallgrass Energy Partners LP/Tallgrass Energy Finance Corp., 5.50%, 9/15/24 (c)	USD	30	$29,775
Targa Resources Partners LP/Targa Resources Partners Finance Corp.:
6.38%, 8/01/22		10	10,350
5.25%, 5/01/23		2	2,020
6.75%, 3/15/24		9	9,653
5.13%, 2/01/25 (c)		9	8,933
5.38%, 2/01/27 (c)		4	3,960
Tesoro Corp.:
4.75%, 12/15/23 (c)		53	53,364
5.13%, 12/15/26 (c)		40	40,456
Tesoro Logistics LP/Tesoro Logistics Finance Corp.:
6.13%, 10/15/21		6	6,300
6.25%, 10/15/22		60	63,600
Whiting Petroleum Corp.:
5.00%, 3/15/19		65	65,254
5.75%, 3/15/21		3	2,987
Williams Cos., Inc.:
3.70%, 1/15/23		5	4,825
4.55%, 6/24/24		34	33,745
5.75%, 6/24/44		108	104,760
WPX Energy, Inc.:
7.50%, 8/01/20		10	10,750
6.00%, 1/15/22		54	55,350
8.25%, 8/01/23		20	22,350
5.25%, 9/15/24		15	14,550

			4,797,756
Paper & Forest Products — 0.2%
Louisiana-Pacific Corp., 4.88%, 9/15/24		11	10,670
Norbord, Inc., 6.25%, 4/15/23 (c)		20	20,700
PH Glatfelter Co., 5.38%, 10/15/20		8	8,140
Unifrax I LLC/Unifrax Holding Co., 7.50%, 2/15/19 (c)		32	31,840

			71,350
Personal Products — 0.4%
Nature’s Bounty Co., 7.63%, 5/15/21 (c)		122	126,270
Pharmaceuticals — 1.1%
Endo Finance LLC/Endo Finco, Inc., 7.25%, 1/15/22 (c)		5	4,600
Mallinckrodt International Finance SA/Mallinckrodt CB LLC:
4.88%, 4/15/20 (c)		9	9,034
5.75%, 8/01/22 (c)		5	4,813
5.63%, 10/15/23 (c)		4	3,730
Prestige Brands, Inc., 6.38%, 3/01/24 (c)		17	17,850
Valeant Pharmaceuticals International, Inc.:
6.75%, 8/15/18 (c)		4	3,790
5.38%, 3/15/20 (c)		51	43,095
7.00%, 10/01/20 (c)		50	43,094
7.50%, 7/15/21 (c)		128	108,480
5.50%, 3/01/23 (c)		6	4,500
5.88%, 5/15/23 (c)		90	67,950
6.13%, 4/15/25 (c)		73	54,841

			365,777

See Notes to Financial Statements.

88	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Real Estate Management & Development — 0.6%
Realogy Group LLC/Realogy Co-Issuer Corp.:
4.50%, 4/15/19 (c)	USD	5	$5,150
5.25%, 12/01/21 (c)		71	72,775
4.88%, 6/01/23 (c)		137	132,205

			210,130
Road & Rail — 1.1%
Avis Budget Car Rental LLC/Avis Budget Finance, Inc.:
5.13%, 6/01/22 (c)		100	98,000
5.50%, 4/01/23		6	5,895
6.38%, 4/01/24 (c)		35	34,956
5.25%, 3/15/25 (c)		56	52,220
Florida East Coast Holdings Corp., 6.75%, 5/01/19 (c)		41	42,435
Hertz Corp.:
5.88%, 10/15/20		37	36,167
7.38%, 1/15/21		18	18,045
5.50%, 10/15/24 (c)		40	34,950
Watco Cos. LLC/Watco Finance Corp., 6.38%, 4/01/23 (c)		34	35,190

			357,858
Semiconductors & Semiconductor Equipment — 1.0%
Advanced Micro Devices, Inc., 7.50%, 8/15/22		10	10,825
Micron Technology, Inc.:
5.25%, 8/01/23 (c)		36	36,135
7.50%, 9/15/23 (c)		10	11,075
5.50%, 2/01/25		5	4,975
5.63%, 1/15/26 (c)		19	18,834
Series G, 3.00%, 11/15/43 (e)		28	27,807
Microsemi Corp., 9.13%, 4/15/23 (c)		5	5,825
NXP BV/NXP Funding LLC, 4.13%, 6/01/21 (c)		200	206,500
Versum Materials, Inc., 5.50%, 9/30/24 (c)		13	13,293

			335,269
Software — 1.9%
BMC Software Finance, Inc., 8.13%, 7/15/21 (c)		72	67,275
Inception Merger Sub, Inc./Rackspace Hosting, Inc., 8.63%, 11/15/24 (c)		62	65,624
Infinity Acquisition LLC/Infinity Acquisition Finance Corp., 7.25%, 8/01/22 (c)		5	4,213
Infor Software Parent LLC/Infor Software Parent, Inc., 7.13% (7.13% Cash or 7.88% PIK), 5/01/21 (c)(g)		42	43,260
Infor U.S., Inc., 6.50%, 5/15/22		184	191,820
Informatica LLC, 7.13%, 7/15/23 (c)		25	23,875
Nuance Communications, Inc.:
5.38%, 8/15/20 (c)		15	15,431
6.00%, 7/01/24 (c)		25	25,813
5.63%, 12/15/26 (c)		12	11,799
PTC, Inc., 6.00%, 5/15/24		14	14,770
RP Crown Parent LLC, 7.38%, 10/15/24 (c)		21	21,787
Sophia LP/Sophia Finance, Inc., 9.00%, 9/30/23 (c)		31	32,937
SS&C Technologies Holdings, Inc., 5.88%, 7/15/23		62	64,247
TIBCO Software, Inc., 11.38%, 12/01/21 (c)		43	43,000

			625,851
Specialty Retail — 0.6%
Asbury Automotive Group, Inc., 6.00%, 12/15/24		34	34,765

Corporate Bonds		Par (000)	Value
Specialty Retail (continued)
Group 1 Automotive, Inc., 5.00%, 6/01/22	USD	10	$9,875
L Brands, Inc., 6.88%, 11/01/35		40	40,800
Neiman Marcus Group Ltd. LLC, 8.00%, 10/15/21 (c)		64	47,520
Penske Automotive Group, Inc.:
5.75%, 10/01/22		33	33,990
5.38%, 12/01/24		11	10,973
5.50%, 5/15/26		17	16,787
Sonic Automotive, Inc., 5.00%, 5/15/23		13	12,643

			207,353
Technology Hardware, Storage & Peripherals — 0.5%
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 7.13%, 6/15/24 (c)		58	64,390
Western Digital Corp.:
7.38%, 4/01/23 (c)		56	61,600
10.50%, 4/01/24 (c)		25	29,563

			155,553
Textiles, Apparel & Luxury Goods — 0.0%
Springs Industries, Inc., 6.25%, 6/01/21		4	4,140
Thrifts & Mortgage Finance — 0.7%
Jefferies Finance LLC/JFIN Co-Issuer Corp., 7.38%, 4/01/20 (c)		200	200,000
MGIC Investment Corp., 5.75%, 8/15/23		19	19,807
Rialto Holdings LLC/Rialto Corp., 7.00%, 12/01/18 (c)		30	30,375

			250,182
Trading Companies & Distributors — 1.6%
Aircastle Ltd.:
6.25%, 12/01/19		5	5,400
7.63%, 4/15/20		4	4,530
5.13%, 3/15/21		11	11,715
5.50%, 2/15/22		28	29,680
American Builders & Contractors Supply Co., Inc., 5.75%, 12/15/23 (c)		13	13,390
Beacon Roofing Supply, Inc., 6.38%, 10/01/23		16	17,070
BlueLine Rental Finance Corp., 7.00%, 2/01/19 (c)		100	97,500
HD Supply, Inc.:
5.25%, 12/15/21 (c)		188	198,340
5.75%, 4/15/24 (c)		114	120,350
Herc Rentals, Inc.:
7.50%, 6/01/22 (c)		12	12,645
7.75%, 6/01/24 (c)		4	4,205
United Rentals North America, Inc.:
5.75%, 11/15/24		12	12,600
5.88%, 9/15/26		14	14,403

			541,828
Wireless Telecommunication Services — 3.4%
Sprint Capital Corp.:
6.90%, 5/01/19		25	26,469
6.88%, 11/15/28		189	186,637
8.75%, 3/15/32		12	13,200
Sprint Communications, Inc.:
9.00%, 11/15/18 (c)		262	288,855
7.00%, 8/15/20		25	26,503
Sprint Corp.:
7.25%, 9/15/21		48	51,000
7.88%, 9/15/23		147	156,923
7.13%, 6/15/24		215	221,450

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	89

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Corporate Bonds		Par (000)	Value
Wireless Telecommunication Services (continued)
T-Mobile USA, Inc.:
6.63%, 11/15/20	USD	10	$10,225
6.63%, 4/28/21		17	17,744
6.13%, 1/15/22		10	10,550
6.73%, 4/28/22		25	26,125
6.00%, 3/01/23		33	34,856
6.84%, 4/28/23		10	10,713
6.50%, 1/15/24		55	58,987

			1,140,237
Total Corporate Bonds — 82.5%			27,887,257

Floating Rate Loan Interests (h)
Air Freight & Logistics — 0.1%
Ceva Group PLC (FKA Louis No.1 PLC/TNT Logistics), Pre-Funded L/C Loan, 6.50%, 3/19/21		16	12,767
Ceva Intercompany BV, Dutch BV Term Loan, 6.50%, 3/19/21		17	13,506
Ceva Logistics Canada, ULC (FKA TNT Canada ULC), Canadian Term Loan, 6.50%, 3/19/21		3	2,120
Ceva Logistics U.S. Holdings, Inc. (FKA Louis U.S. Holdco, Inc.), U.S. Term Loan, 6.50%, 3/19/21		24	19,164

			47,557
Airlines — 0.2%
Air Medical Group Holdings, Inc., Initial Term Loan, 4.25%, 4/28/22		30	29,476
Northwest Airlines, Inc.:
Loan B757-200, 2.46%, 9/10/18		6	6,214
Loan B757-200, 2.46%, 9/10/18		6	5,887
Loan B757-300, 2.46%, 3/10/17		6	5,887
Loan B757-300, 3.08%, 3/10/17		3	2,546
Loan B757-300, 3.08%, 3/10/17		2	2,435

			52,445
Building Products — 0.1%
Wilsonart LLC, Tranche C Term Loan, 3.50%, 12/19/23		23	22,991
Chemicals — 0.5%
Ascend Performance Materials Operations LLC, Term B Loan, 6.50%, 8/12/22		165	166,402
Chemours Co., Tranche B Term Loan, 3.77%, 5/12/22		3	2,850
MacDermid, Inc. (Platform Specialty Products Corp.), Tranche B-5 Term Loan, 4.50%, 6/07/20		12	12,355

			181,607
Construction & Engineering — 0.1%
Brand Energy & Infrastructure Services, Inc. (FKA FR Brand Acquisition Corp.), Initial Term Loan, 4.75%, 11/26/20		44	44,029
Containers & Packaging — 0.2%
Flex Acquisition Co., Inc. (AKA Novolex), Term Loan B, 3.25%, 12/15/23		56	56,466
Signode Industrial Group Lux SA (Signode Industrial Group U.S., Inc.), Initial Term B Loan, 3.75% - 4.00%, 5/01/21		16	15,986

			72,452

Floating Rate Loan Interests (h)		Par (000)	Value
Diversified Telecommunication Services — 1.4%
Consolidated Communications, Inc., 2016 Incremental Term Loan, 3.00%, 10/05/23	USD	37	$37,192
Intelsat Jackson Holdings S.A., Tranche B-2 Term Loan, 3.75%, 6/30/19		123	118,722
Ligado Networks LLC (FKA New LightSquared LLC), Junior Loan, 13.50%, 12/07/20		56	38,799
New LightSquared LLC, Loan, 9.75%, 6/15/20		234	217,969
Virgin Media Bristol LLC, I Facility, 2.75%, 1/31/25		67	67,260

			479,942
Electric Utilities — 0.4%
Energy Future Intermediate Holding Co. LLC (EFIH Finance, Inc.), 2016 Additional Term Loan (DIP), 4.25%, 6/30/17		41	41,236
Vistra Operations Co. LLC (FKA Tex Operations Co. LLC):
2016 Incremental Term Loan, 3.25%, 12/14/23		36	36,450
Initial Term C Loan, 5.00%, 8/04/23		10	9,643
Initial Term Loan, 5.00%, 8/04/23		51	51,163

			138,492
Electrical Equipment — 0.3%
Cortes NP Acquisition Corp. (Vertiv Co.), Initial Term Loan, 6.00%, 11/30/23		86	86,569
Energy Equipment & Services — 0.2%
Weatherford International Ltd., Loan, 3.08%, 7/13/20		56	53,562
Health Care Equipment & Supplies — 0.3%
Alere, Inc. (FKA IM U.S. Holdings LLC), B Term Loan, 4.25%, 6/20/22		32	32,287
DJO Finance LLC, Initial Term Loan, 4.25%, 6/08/20		21	20,517
Immucor, Inc. (FKA IVD Acquisition Corp.), Term B-2 Loan, 5.00%, 8/17/18		48	46,554

			99,358
Health Care Providers & Services — 0.1%
MPH Acquisition Holdings LLC, Initial Term Loan, 5.00%, 6/07/23		19	18,958
Vizient, Inc., Term B-2 Loan, 5.00%, 2/13/23		13	13,327

			32,285
Hotels, Restaurants & Leisure — 1.3%
Amaya Holdings BV:
Initial Term B Loan (First Lien), 5.00%, 8/01/21		78	77,932
Initial Term B Loan (Second Lien), 8.00%, 8/01/22		5	5,440
Caesars Entertainment Operating Co., Inc. (FKA Harrah’s Operating Co., Inc.), Term B-7 Loan, 1.50% - 9.25%, 3/01/17		60	70,025
Caesars Entertainment Resort Properties, LLC, Term B Loan, 6.00% - 7.00%, 10/11/20		279	281,036
Four Seasons Holdings, Inc., Additional Term Loan, 3.75%, 11/30/23		5	5,054

			439,487
Independent Power and Renewable Electricity Producers — 0.1%
Calpine Corp., Term Loan, 2.75%, 1/15/24		20	20,022
Insurance — 0.1%
Alliant Holdings Intermediate LLC, 2016 Term Loan, 5.25%, 8/12/22		17	17,018

See Notes to Financial Statements.

90	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Floating Rate Loan Interests (h)		Par (000)	Value
Insurance (continued)
AssuredPartners, Inc., 2016 Refinancing Term Loan, 5.25%, 10/21/22	USD	12	$12,016

			29,034
Leisure Products — 0.0%
Leslie’s Poolmart, Inc., Tranche B Term Loan, 5.25%, 8/16/23		5	5,212
Life Sciences Tools & Services — 0.4%
DPX Holdings BV (FKA JLL/Delta Dutch Newco BV), 2015 Incremental Dollar Term Loan, 4.25%, 3/11/21		31	31,133
Inventiv Group Holdings, Inc., Initial Term Loan, 4.75%, 11/09/23		40	40,328
Jaguar Holding Co. I (AKA Pharmaceutical Product Development, Inc.), Initial Term Loan, 4.25%, 8/18/22		48	48,216

			119,677
Machinery — 0.2%
Accudyne Industries Borrower SCA/Accudyne Industries LLC (FKA Silver II U.S. Holdings LLC), Refinancing Term Loan, 4.00%, 12/13/19		54	50,658
Gates Global LLC, Initial Dollar Term Loan, 4.25%, 7/06/21		32	32,438

			83,096
Media — 0.4%
Advantage Sales & Marketing, Inc., Initial Term Loan (First Lien), 4.25%, 7/23/21		34	34,307
Cengage Learning Acquisitions, Inc. (FKA TL Acquisitions, Inc.), Term Loan, 0.00%, 6/30/16 (a)(d)		20	—
iHeartCommunications, Inc. (FKA Clear Channel Communications, Inc.), Tranche D Term Loan, 7.52%, 1/30/19		75	60,725
Radiate Holdco LLC (AKA RCN Grande), Term Loan, 3.00%, 12/09/23		30	30,183

			125,215
Metals & Mining — 0.1%
FMG Resources (August 2006) Property Ltd. (FMG America Finance, Inc.), Loan, 3.75%, 6/30/19		24	23,859
Oil, Gas & Consumable Fuels — 1.0%
California Resources Corp.:
Loan, 11.38%, 12/31/21		45	49,875
Term Loan, 3.00%, 9/24/19		55	53,145
Chesapeake Energy Corp., Class A Loan, 7.50% - 8.50%, 8/23/21		183	199,461
CITGO Holding, Inc., Term Loan, 9.50%, 5/12/18		23	23,572
MEG Energy Corp., New Term Loan, 3.75%, 3/31/20		11	10,686

			336,739
Pharmaceuticals — 0.2%
Valeant Pharmaceuticals International, Inc.:
Series A-3 Tranche A Term Loan, 4.36%, 10/20/18		6	5,828
Series C-2 Tranche B Term Loan, 5.25%, 12/11/19		12	12,283
Series D-2 Tranche B Term Loan, 5.00%, 2/13/19		5	4,963
Series E-1 Tranche B Term Loan, 5.25%, 8/05/20		39	39,259

			62,333

Floating Rate Loan Interests (h)		Par (000)	Value
Software — 0.9%
BMC Software Finance, Inc., Initial U.S. Term Loan, 5.00%, 9/10/20	USD	82	$82,215
Information Resources, Inc. (FKA Symphonyiri Group, Inc.), Term Loan, 4.25%, 12/20/23		9	9,056
Kronos, Inc.:
Initial Term Loan (First Lien), 5.00%, 11/01/23		64	64,750
Initial Term Loan (Second Lien), 9.25%, 11/01/24		63	64,336
RP Crown Parent LLC, Initial Term Loan, 4.50%, 10/12/23		21	21,205
TIBCO Software, Inc., Term Loan, 6.50%, 12/04/20		68	68,056

			309,618
Specialty Retail — 0.0%
J. Crew Group, Inc., Initial Loan, 4.00%, 3/05/21		15	8,392
Technology Hardware, Storage & Peripherals — 0.0%
Oberthur Technologies Holding SAS (FKA OT Frenchco 1 SAS):
Facility B1 (USD), 3.75%, 12/15/23		6	5,771
Facility B2 (USD), 3.75%, 12/15/23		9	9,353

			15,124
Total Floating Rate Loan Interests — 8.6%			2,889,097

Foreign Agency Obligations
Chemicals — 0.1%
NOVA Chemicals Corp., 5.25%, 8/01/23 (c)		18	18,180

Investment Companies		Shares
Financial Select Sector SPDR Fund		7,149	166,214
iShares iBoxx $ High Yield Corporate Bond ETF (i)		2,461	213,000
SPDR Bloomberg Barclays High Yield Bond ETF		6,276	228,760
SPDR S&P Oil & Gas Exploration & Production ETF		1,118	46,308
Total Investment Companies — 1.9%			654,282

Non-Agency Mortgage-Backed Securities		Par (000)
Commercial Mortgage-Backed Securities — 0.3%
Hilton USA Trust, Series 2013-HLT, Class EFX, 4.45%, 11/05/30 (c)(h)	USD	113	113,169

Other Interests (j)	Beneficial Interest (000)
Auto Components — 0.0%
Lear Corp., Escrow (a)(d)		150	—
Lear Corp., Escrow (a)(d)		100	—

			—

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	91

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Other Interests (j)	Beneficial Interest (000)			Value
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(d)	USD	110		$6,325
Lehman Brothers Holdings Capital Trust VII Escrow Bonds (a)(d)		30		1,725

				8,050
Household Durables — 0.3%
Stanley-Martin, Class B Membership Units (a)		—	(k)	100,393
Total Other Interests — 0.3%				108,443

Preferred Securities
Capital Trusts		Par (000)
Banks — 1.0%
Bank of America Corp.:
Series X, 6.25% (h)(l)		66		66,000
Series Z, 6.50% (h)(l)		33		34,485
Citigroup, Inc.:
5.95% (h)(l)		36		36,495
Series N, 5.80% (h)(l)		40		40,350
Series R, 6.13% (h)(l)		23		23,805
JPMorgan Chase & Co.:
Series Q, 5.15% (h)(l)		20		19,128
Series V, 5.00% (h)(l)		65		64,837
Series X, 6.10% (h)(l)		15		15,178
Wells Fargo & Co., Series U, 5.88% (h)(l)		24		25,198

				325,476
Capital Markets — 0.2%
Goldman Sachs Group, Inc., Series L, 5.70% (h)(l)	USD	35		35,868
Morgan Stanley, Series H, 5.45% (h)(l)		27		26,730

				62,598
Oil, Gas & Consumable Fuels — 0.0%
DCP Midstream LLC, 5.85%, 5/21/43 (c)(h)		5		4,250
Total Capital Trusts — 1.2%				392,324
Trust Preferreds		Shares
Consumer Finance — 0.6%
GMAC Capital Trust I, Series 2, 6.69%, 2/15/40 (h)		8,676		220,370
Total Preferred Securities — 1.8%				612,694
Total Long-Term Investments (Cost — $32,354,145) — 97.5%				32,941,537

Short-Term Securities	Shares	Value
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (i)(m)	637,350	$637,350
Total Short-Term Securities (Cost — $637,350) — 1.9%		637,350

Options Purchased
(Cost — $21,718) — 0.0%		16,384
Total Investments Before Options Written (Cost — $33,013,213) — 99.4%		33,595,271

Options Written
(Premiums Received — $ 7,599) — (0.0)%		(578)
Total Investments Net of Options Written — 99.4%		33,594,693
Other Assets Less Liabilities — 0.6%		199,568

Net Assets — 100.0%		$33,794,261

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Restricted security as to resale, excluding 144A securities. As of period end, the Fund held restricted securities with a current value of $195 and an original cost of $195 which was 0.0% of its net assets.

(c)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Convertible security.

(f)	Zero-coupon bond.

(g)	Payment-in-kind security which may pay interest/dividends in additional par/shares and/or in cash. Rates shown are the current rate and possible payment rates.

See Notes to Financial Statements.

92	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

(h)	Variable rate security. Rate as of period end.

(i)	During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased	Shares Sold	Shares Held at December 31, 2016	Value Held at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	1,971,388	—	(1,971,388)[1]	—	—	$1,813	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	637,350[2]	—	637,350	$637,350	420	$ 9
iShares iBoxx $ High Yield Corporate Bond ETF	—	9,985	(7,524)	2,461	213,000	6,789	11,971
Total					$850,350	$9,022	$11,980

[1]	Represents net shares sold.

[2]	Represents net shares purchased.

(j)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(k)	Amount is less than $500.

(l)	Perpetual security with no stated maturity date.

(m)	Current yield as of period end.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Derivative Financial Instruments Outstanding as of Period End

Futures Contract
Contracts Short	Issue	Expiration	Notional Value		Unrealized Appreciation
(1)	S&P 500 E-Mini Index	March 2017	USD	111,810	$1,595

Forward Foreign Currency Exchange Contracts
Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Depreciation
EUR	185,507	USD	200,000	Credit Suisse International	1/05/17	$(4,661)
EUR	36,263	USD	39,000	Nomura International PLC	1/05/17	(815)
USD	359,354	CAD	483,000	JPMorgan Chase Bank N.A.	1/05/17	(410)
Total						$(5,886)

Exchange-Traded Options Purchased
Description	Put/ Call	Expiration Date	Strike Price	Contracts	Value
iShares Russell 2000 Index ETF	Put	1/20/17	USD 132.00	68	$8,704

OTC Interest Rate Swaptions Purchased
Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)	Value
10-Year Interest Rate Swap	Citibank N.A.	Put	2.40%	Pay	3-month LIBOR	2/28/17	USD 770	$7,680

Exchange-Traded Options Written
Description	Put/ Call	Expiration Date	Strike Price	Contracts	Value
iShares Russell 2000 Index ETF	Put	1/20/17	USD 119.00	68	$(578)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	93

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Centrally Cleared Credit Default Swaps — Sell Protection
Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]	Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD 790	$18,165

[1]	Using S&P’s rating of the underlying securities of the index.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls		Puts
	Contracts	Premiums Received	Contracts	Premiums Received
Outstanding options, beginning of year	—	—	—	—
Options written	32	$ 994	161	$12,961
Options expired	(32)	(994)	(93)	(5,362)
Outstanding options, end of year	—	—	68	$ 7,599

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets — Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	$ 1,595	—	—	—	$ 1,595
Options purchased	Investments at value — unaffiliated[2]	—	—	8,704	—	$7,680	—	16,384
Swaps — centrally cleared	Net unrealized appreciation[1]	—	$18,165	—	—	—	—	18,165

Total		—	$18,165	$10,299	—	$7,680	—	$36,144

Liabilities — Derivative Financial Instruments
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,886	—	—	$ 5,886
Options written	Options written, at value	—	—	$ 578	—	—	—	578

Total		—	—	$ 578	$5,886	—	—	$ 6,464

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$(210,261)	—	$(24,394)	—	$(234,655)
Foreign currency transactions	—	—	—	$(56,245)	—	—	(56,245)
Options purchased[1]	—	—	(36,807)	—	12,280	—	(24,527)
Options written	—	—	6,261	—	—	—	6,261
Swaps	—	$111,859	—	—	—	—	111,859

Total	—	$111,859	$(240,807)	$(56,245)	$(12,114)	—	$(197,307)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$ 41,035	—	$ (6,170)	—	$ 34,865
Foreign currency translations	—	—	—	$ 16,170	—	—	16,170
Options purchased[1]	—	—	(3,948)	—	(1,386)	—	(5,334)
Options written	—	—	7,021	—	—	—	7,021
Swaps	—	$ 11,250	—	—	—	—	11,250

Total	—	$ 11,250	$ 44,108	$ 16,170	$ (7,556)	—	$ 63,972

[1]	Options purchased are included in the net realized gain (loss) from investments.

See Notes to Financial Statements.

94	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - short	$1,044,032
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,351,067
Average amounts sold - USD	$198,827
Options:
Average value of option contracts purchased	$2,475
Average value of option contracts written	$190
Average notional value of swaption contracts purchased	$192,500
Credit default swaps:
Average notional value - buy protection	$8,323
Average notional value - sell protection	$834,524

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments — Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:
	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 445		—
Forward foreign currency exchange contracts	—		$5,886
Options	16,384	[1]	578
Swaps - Centrally cleared	246		—

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$17,075		$6,464
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(9,395)		(578)

Total derivative assets and liabilities subject to an MNA	$ 7,680		$5,886

[1]

Includes options purchased at value which is included in investments at value — unaffiliated in the Consolidated Statements of Assets and Liabilities and reported in the Consolidated Schedule of Investments.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[1]
Citibank N.A.	$7,680	—	—	—	$7,680

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Credit Suisse International	$4,661	—	—	—	$4,661
JPMorgan Chase Bank N.A.	410	—	—	—	410
Nomura International PLC	815	—	—	—	815

Total	$5,886	—	—	—	$5,886

[1]	Net amount represents the net amount receivable due to the counterparty in the event of default.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	95

Schedule of Investments (continued)	BlackRock High Yield Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1]:
Common Stocks	$658,220	—	$195	$658,415
Corporate Bonds	—	$27,696,949	190,308	27,887,257
Floating Rate Loan Interests	—	2,763,573	125,524	2,889,097
Foreign Agency Obligations	—	18,180	—	18,180
Investment Companies	654,282	—	—	654,282
Non-Agency Mortgage-Backed Securities	—	113,169	—	113,169
Other Interests	—	8,050	100,393	108,443
Preferred Securities	220,370	392,324	—	612,694
Short-Term Securities	637,350	—	—	637,350
Options Purchased:
Equity contracts	8,704	—	—	8,704
Interest rate contracts	—	7,680	—	7,680

Total	$2,178,926	$30,999,925	$416,420	$33,595,271

[1]	See above Schedule of Investments for values in each industry.

Derivative Financial Instruments[2]
Assets:
Credit contracts	—	$18,165	—	$18,165
Equity contracts	$1,595	—	—	1,595
Liabilities:
Equity contracts	(578)	—	—	(578)
Foreign Currency Exchange Contracts	—	(5,886)	—	(5,886)

Total	$1,017	$12,279	—	$13,296

[2]

Derivative financial instruments are swaps, futures contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

See Notes to Financial Statements.

96	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock High Yield Portfolio

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the year in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Common Stocks	Corporate Bonds	Floating Rate Loan Interests	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$195	$220,758	$ 72,220	$ 71,588	$364,761
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	—	—	—	—	—
Accrued discounts/premiums	—	(20)	721	—	701
Net realized gain (loss)	—	(15)	345	—	330
Net change in unrealized appreciation (depreciation)[1,2]	—	35	4,195	28,805	33,035
Purchases	—	—	103,220	—	103,220
Sales	—	(30,450)	(55,177)	—	(85,627)

Closing Balance, as of December 31, 2016	$195	$190,308	$125,524	$100,393	$416,420

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	—	$ 35	$ 3,263	$ 28,805	$ 32,103

[1]	Included in the related change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as Level 3 at period end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	97

Schedule of Investments December 31, 2016	BlackRock Large Cap Core Portfolio
(Percentages shown are based on Net Assets)

Common Stocks	Shares	Value
Aerospace & Defense — 1.1%
Huntington Ingalls Industries, Inc.	453	$83,438
L-3 Communications Holdings, Inc.	5,269	801,468
Raytheon Co.	6,741	957,222

		1,842,128
Airlines — 1.8%
Delta Air Lines, Inc.	55,627	2,736,292
Southwest Airlines Co.	7,013	349,528

		3,085,820
Auto Components — 2.6%
Goodyear Tire & Rubber Co.	67,011	2,068,630
Lear Corp.	17,991	2,381,469

		4,450,099
Banks — 13.4%
Bank of America Corp.	294,797	6,515,014
Citigroup, Inc.	26,422	1,570,259
JPMorgan Chase & Co.	82,377	7,108,311
Regions Financial Corp.	35,707	512,752
SunTrust Banks, Inc.	54,602	2,994,920
U.S. Bancorp	75,354	3,870,935

		22,572,191
Beverages — 1.3%
Dr. Pepper Snapple Group, Inc.	24,973	2,264,302
Biotechnology — 3.9%
Amgen, Inc.	1,838	268,734
Biogen, Inc. (a)	11,230	3,184,603
Gilead Sciences, Inc.	42,672	3,055,742

		6,509,079
Building Products — 0.4%
Owens Corning	12,557	647,439
Capital Markets — 2.1%
Goldman Sachs Group, Inc.	15,078	3,610,427
Chemicals — 1.3%
Dow Chemical Co.	37,589	2,150,843
Communications Equipment — 2.5%
Cisco Systems, Inc.	140,450	4,244,399
Construction & Engineering — 0.4%
EMCOR Group, Inc.	9,758	690,476
Consumer Finance — 1.2%
SLM Corp. (a)	180,066	1,984,327
Containers & Packaging — 1.5%
Avery Dennison Corp.	12,262	861,038
Packaging Corp. of America	19,680	1,669,258

		2,530,296
Diversified Telecommunication Services — 0.2%
AT&T Inc.	9,500	404,035
Electric Utilities — 0.7%
FirstEnergy Corp.	35,963	1,113,774
Electronic Equipment, Instruments & Components — 1.8%
CDW Corp.	27,860	1,451,227
Flex Ltd. (a)	112,847	1,621,611

		3,072,838
Energy Equipment & Services — 0.3%
Schlumberger Ltd.	6,230	523,009

Common Stocks	Shares	Value
Food & Staples Retailing — 4.4%
CVS Health Corp.	34,237	$2,701,642
Walgreens Boots Alliance, Inc.	42,893	3,549,825
Wal-Mart Stores, Inc.	17,495	1,209,254

		7,460,721
Health Care Providers & Services — 7.0%
Aetna, Inc.	16,886	2,094,033
Centene Corp. (a)	23,470	1,326,290
Cigna Corp.	4,470	596,253
Humana, Inc.	16,006	3,265,704
Laboratory Corp. of America Holdings (a)	9,365	1,202,279
UnitedHealth Group, Inc.	19,947	3,192,318

		11,676,877
Hotels, Restaurants & Leisure — 2.7%
Carnival Corp.	69,508	3,618,586
Wyndham Worldwide Corp.	12,631	964,629

		4,583,215
Household Durables — 1.4%
DR Horton, Inc.	43,472	1,188,090
Lennar Corp., Class A	14,770	634,076
NVR, Inc. (a)	298	497,362

		2,319,528
Insurance — 0.1%
Prudential Financial, Inc.	871	90,636
Internet Software & Services — 3.9%
Alphabet, Inc., Class A (a)	4,138	3,279,158
Alphabet, Inc., Class C (a)	4,170	3,218,489

		6,497,647
IT Services — 2.1%
Amdocs Ltd.	25,068	1,460,211
Cognizant Technology Solutions Corp., Class A (a)	37,321	2,091,096

		3,551,307
Life Sciences Tools & Services — 0.1%
Quintiles IMS Holdings, Inc. (a)	1,089	82,818
Machinery — 0.4%
WABCO Holdings, Inc. (a)	5,569	591,149
Media — 3.7%
Comcast Corp., Class A	73,200	5,054,460
Omnicom Group, Inc.	13,932	1,185,753

		6,240,213
Metals & Mining — 1.0%
Rio Tinto PLC — ADR (b)	45,058	1,732,931
Multiline Retail — 0.0%
Kohl’s Corp. (b)	1,437	70,959
Multi-Utilities — 0.6%
Public Service Enterprise Group, Inc.	21,991	964,965
Oil, Gas & Consumable Fuels — 7.2%
Anadarko Petroleum Corp.	9,290	647,792
BP PLC — ADR (b)	66,940	2,502,217
Chevron Corp.	33,037	3,888,455
Hess Corp.	13,488	840,168
Marathon Oil Corp.	32,421	561,207
Statoil ASA — ADR (b)	35,850	653,904
Suncor Energy, Inc.	53,671	1,754,505

See Notes to Financial Statements.

98	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio

Common Stocks	Shares	Value
Oil, Gas & Consumable Fuels (continued)
TOTAL SA — ADR	11,937	$608,429
Valero Energy Corp.	8,700	594,384

		12,051,061
Pharmaceuticals — 2.8%
Allergan PLC	4,252	892,963
Johnson & Johnson	6,150	708,541
Mallinckrodt PLC	19,173	955,199
Merck & Co., Inc.	13,860	815,938
Pfizer, Inc.	13,017	422,792
Teva Pharmaceutical Industries Ltd. — ADR	26,771	970,449

		4,765,882
Professional Services — 0.6%
Robert Half International, Inc.	20,731	1,011,258
Road & Rail — 0.9%
Norfolk Southern Corp.	13,732	1,484,017
Semiconductors & Semiconductor Equipment — 4.2%
Applied Materials, Inc.	13,150	424,351
Intel Corp.	67,798	2,459,033
Lam Research Corp.	30,014	3,173,380
NVIDIA Corp. (b)	9,103	971,654

		7,028,418
Software — 5.8%
Activision Blizzard, Inc.	82,570	2,981,603
Dell Technologies, Inc., Class V (a)	9,047	497,314
Microsoft Corp.	99,742	6,197,968

		9,676,885

Common Stocks	Shares	Value
Specialty Retail — 4.1%
Home Depot, Inc.	25,826	$3,462,750
Lowe’s Cos., Inc.	47,514	3,379,196

		6,841,946
Technology Hardware, Storage & Peripherals — 4.7%
Apple Inc.	67,475	7,814,955
Tobacco — 2.5%
Altria Group, Inc.	62,062	4,196,632
Total Common Stocks — 96.7%		162,429,502

Total Long-Term Investments (Cost — $129,653,552) — 96.7%		162,429,502

Short-Term Securities
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (c)(d)	5,419,707	5,419,707
SL Liquidity Series, LLC, Money Market Series, 0.95% (c)(d)(e)	5,189,486	5,190,005
Total Short-Term Securities (Cost — $10,610,082) — 6.3%		10,609,712
Total Investments (Cost — $140,263,634) — 103.0%		173,039,214
Liabilities in Excess of Other Assets — (3.0)%		(5,052,130)

Net Assets — 100.0%		$167,987,084

Notes to Schedule of Investments

(a)	Non-income producing security.

(b)	Security, or a portion of security, is on loan.

(c)	During the year ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income		Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	914,407	(914,407)	—	—	$6,139		—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	5,419,707	5,419,707	$5,419,707	4,906		$32
SL Liquidity Series, LLC, Money Market Series	6,716,532	(1,527,046)	5,189,486	5,190,005	21,914	[1]	1,363
Total				$10,609,712	$32,959		$1,395

[1]    Represents securities lending income earned from the reinvestment of cash collateral from loaned securities, net of fees and collateral investment expenses, and other payments to and from borrowers of securities.

(d)	Current yield as of period end.

(e)	Security was purchased with the cash collateral from loaned securities.

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	99

Schedule of Investments (continued)	BlackRock Large Cap Core Portfolio

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts
Contracts Short	Issue	Expiration	Notional Value		Unrealized Depreciation
15	S&P 500 E-Mini	March 2017	USD	1,677,150	$(17,279)

Derivative Financial Instruments Categorized by Risk Exposure

Liabilities - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized depreciation[1]	—	—	$(17,279)	—	—	—	$(17,279)

[1]

Includes cumulative appreciation (depreciation) on futures, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statement of Operations were we follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	$ 22,530	—	—	—	$22,530
Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	$(17,279)	—	—	—	$(17,279)

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts: Average notional value of contracts - long							$419,288

See Notes to Financial Statements.

100	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock Large Cap Core Portfolio

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments. For information about the Fund’s policy regarding valuation of investments, refer to the Notes to Financial Statements.

The following table summarizes the Fund’s investments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Common Stocks[1]	$162,429,502	—	—	$162,429,502
Short-Term Securities	5,419,707	—	—	5,419,707

Subtotal	$167,849,209	—	—	$167,849,209

Investments Valued at NAV[2]				5,190,005

Total Investments				$173,039,214

[1]    See above Schedule of Investments for values in each industry.

[2]    As of December 31, 2016, certain of the Fund’s investments were valued using NAV per share as no quoted market value is available and therefore have been excluded from the fair value of hierarchy.

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Liabilities:
Equity contracts	$(17,279)	—	—	$(17,279)

[1]	Derivative financial instruments are futures contracts. Futures contracts are valued at the unrealized appreciation (depreciation) on the instrument.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	101

Schedule of Investments December 31, 2016	BlackRock Total Return Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
ACAS CLO Ltd., Series 2012-1A, Class BR, 3.32%, 9/20/23 (a)(b)	USD	250	$249,988
ACE Securities Corp. Home Equity Loan Trust:
Series 2003-OP1, Class A2, 1.31%, 12/25/33 (b)		23	19,153
Series 2007-HE4, Class A2A, 0.89%, 5/25/37 (b)		20	6,524
ACE Securities Corp. Manufactured Housing Trust, Series 2003-MH1, Class B2, 0.00%, 8/15/30		22	16,581
Ajax Mortgage Loan Trust, Series 2016-C, Class A, 4.00%, 10/25/57 (a)(c)		99	98,876
Atlas Senior Loan Fund Ltd., Series 2012-1A, Class A3LR, 3.41%, 8/15/24 (a)(b)		250	249,207
B2R Mortgage Trust:
Series 2015-1, Class A1, 2.52%, 5/15/48 (a)		89	88,448
Series 2015-2, Class A, 3.34%, 11/15/48 (a)		97	97,939
BankAmerica Manufactured Housing Contract Trust, Series 1998-2, Class B1, 7.93%, 12/10/25 (b)		20	18,126
Bayview Opportunity Master Fund IIa Trust, Series 2016-RPL3, Class A1, 3.47%, 7/28/31 (a)(c)		75	75,018
Bayview Opportunity Master Fund IIIa Trust, Series 2016-RN3, Class A1, 3.60%, 9/29/31 (a)(c)		91	90,815
BCMSC Trust:
Series 2000-A, Class A2, 7.58%, 6/15/30 (b)		19	9,039
Series 2000-A, Class A3, 7.83%, 6/15/30 (b)		18	8,658
Series 2000-A, Class A4, 8.29%, 6/15/30 (b)		31	15,918
Bear Stearns Asset-Backed Securities I Trust:
Series 2006-HE9, Class 2A, 0.90%, 11/25/36-3/25/37 (b)		71	58,380
Series 2007-HE3, Class 1A4, 1.11%, 4/25/37 (b)		91	55,761
Bear Stearns Asset-Backed Securities Trust, Series 2005-4, Class M2, 1.78%, 1/25/36 (b)		27	26,203
Carrington Mortgage Loan Trust:
Series 2006-FRE2, Class A2, 0.88%, 10/25/36 (b)		88	54,135
Series 2006-NC4, Class A3, 0.92%, 10/25/36 (b)		100	71,864
CHLUPA Trust, Series 2013-VM, Class A, 3.33%, 8/15/20 (a)		14	13,789
CIFC Funding Ltd.:
Series 2014-2A, Class A1L, 2.41%, 5/24/26 (a)(b)		250	250,525
Series 2014-5A, Class A1R, 2.26%, 1/17/27 (a)(b)		250	250,000
Citigroup Mortgage Loan Trust, Series 2006-NC1, Class A2D, 0.84%, 8/25/36 (b)		30	23,292
Conseco Financial Corp., Series 1998-8, Class A1, 6.28%, 9/01/30		12	12,333
Countrywide Asset-Backed Certificates:
Series 2003-BC3, Class A2, 1.38%, 9/25/33 (b)		27	25,575
Series 2004-5, Class A, 1.48%, 10/25/34 (b)		32	30,488
Series 2006-8, Class 2A3, 0.92%, 1/25/46 (b)		23	21,916
Series 2006-S10, Class A3, 1.08%, 10/25/36 (b)		32	27,875
Series 2006-S3, Class A4, 6.40%, 1/25/29 (c)		22	21,514

Asset-Backed Securities		Par (000)	Value
Series 2006-SPS1, Class A, 0.98%, 12/25/25 (b)	USD	2	$2,160
CWHEQ Home Equity Loan Trust:
Series 2006-S5, Class A4, 5.84%, 6/25/35		17	17,318
Series 2006-S5, Class A5, 6.16%, 6/25/35		18	16,493
Series 2007-S1, Class A3, 5.81%, 11/25/36 (b)		23	22,357
CWHEQ Revolving Home Equity Loan Resuritization Trust, Series 2006-RES, Class 4Q1B, 1.00%, 12/15/33 (a)(b)		34	29,438
CWHEQ Revolving Home Equity Loan Trust, Series 2005-B, Class 2A, 0.88%, 5/15/35 (b)		11	9,763
DCP Rights LLC, Series 2014-1A, Class A, 5.46%, 10/25/44 (a)		109	108,217
First Franklin Mortgage Loan Trust, Series 2006-FF5, Class 2A3, 0.92%, 4/25/36 (b)		10	8,775
Ford Credit Floorplan Master Owner Trust, Series 2012-5, Class C, 2.14%, 9/15/19		100	100,339
GSAMP Trust:
Series 2006-FM2, Class A2B, 0.88%, 9/25/36 (b)		23	10,516
Series 2007-H1, Class A1B, 0.96%, 1/25/47 (b)		17	11,286
Home Equity Mortgage Trust, Series 2006-2, Class 1A1, 5.87%, 7/25/36 (c)		15	6,211
Home Loan Mortgage Loan Trust, Series 2005-1, Class A3, 1.06%, 4/15/36 (b)		20	18,082
JPMorgan Mortgage Acquisition Trust, Series 2006-WF1, Class A3A, 5.83%, 7/25/36 (c)		61	33,117
Lehman ABS Manufactured Housing Contract Trust, Series 2001-B, Class M1, 6.63%, 4/15/40 (b)		40	43,029
Litigation Fee Residual Funding LLC, Series 2015-1, Class A, 4.00%, 10/01/27 (a)		90	90,883
Long Beach Mortgage Loan Trust:
Series 2006-1, Class 1A, 0.98%, 2/25/36-11/25/36 (b)		61	46,145
Series 2006-2, Class 2A3, 0.95%, 3/25/46 (b)		23	10,517
Series 2006-4, Class 2A4, 1.02%, 5/25/36 (b)		22	10,627
Series 2006-9, Class 2A3, 0.92%, 10/25/36 (b)		29	12,128
Morgan Stanley ABS Capital I, Inc., Trust, Series 2005-HE1, Class A2MZ, 1.36%, 12/25/34 (b)		35	32,028
Mountain Hawk I CLO Ltd., Series 2013-1A, Class B1, 3.06%, 1/20/24 (a)(b)		250	249,800
Navient Private Education Loan Trust:
Series 2014-CTA, Class B, 2.45%, 10/17/44 (a)(b)		100	94,919
Series 2015-AA, Class A2B, 1.90%, 12/15/28 (a)(b)		100	100,954
Series 2015-AA, Class A3, 2.40%, 11/15/30 (a)(b)		100	102,686
Series 2016-AA, Class A2B, 2.85%, 12/15/45 (a)(b)		100	104,753
OCP CLO Ltd.:
Series 2015-8A, Class A1, 2.41%, 4/17/27 (a)(b)		100	99,960
Series 2016-12A, Class A1, 2.46%, 10/18/28 (a)(b)		180	179,820
OHA Loan Funding Ltd., Series 2013-2A, Class A, 2.19%, 8/23/24 (a)(b)		200	199,773

See Notes to Financial Statements.

102	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Asset-Backed Securities		Par (000)	Value
OneMain Financial Issuance Trust, Series 2014-1A, Class A, 2.43%, 6/18/24 (a)	USD	50	$50,293
Option One Mortgage Acceptance Corp. Asset-Backed Certificates, Series 2003-4, Class A2, 1.40%, 7/25/33 (b)		47	43,584
OZLM Funding II Ltd., Series 2012-2A, Class A1R, 2.00%, 10/30/27 (a)(b)		250	250,000
OZLM Funding IV Ltd., Series 2013-4A, Class A1, 2.03%, 7/22/25 (a)(b)		250	249,625
Progress Residential Trust, Series 2016-SFR1, Class E, 4.59%, 9/17/33 (a)(b)		100	101,771
RASC Trust, Series 2003-KS5, Class AIIB, 1.34%, 7/25/33 (b)		17	15,452
RCO Mortgage LLC, Series 2015-NQM1, Class A, 4.09%, 11/25/45 (a)(b)		20	20,340
Scholar Funding Trust:
Series 2011-A, Class A, 1.79%, 10/28/43 (a)(b)		53	51,487
Series 2013-A, Class A, 1.24%, 1/30/45 (a)(b)		148	141,497
Silvermore CLO Ltd., Series 2014-1A, Class A1, 2.36%, 5/15/26 (a)(b)		248	246,028
SLM Private Credit Student Loan Trust:
Series 2004-B, Class A2, 1.16%, 6/15/21 (b)		8	7,709
Series 2004-B, Class A3, 1.29%, 3/15/24 (b)		25	24,050
SLM Private Education Loan Trust, Series 2013-C, Class A2B, 2.10%, 10/15/31 (a)(b)		100	101,146
SMB Private Education Loan Trust, Series 2015-B, Class A3, 2.45%, 5/17/32 (a)(b)		100	103,611
Soundview Home Loan Trust, Series 2004-WMC1, Class M2, 1.55%, 1/25/35 (b)		7	6,863
SpringCastle America Funding LLC, Series 2016-AA, Class A, 3.05%, 4/25/29 (a)		94	94,599
Structured Asset Securities Corp. Mortgage Pass-Through Certificates, Series 2004-23XS, Class 2A1, 0.89%, 1/25/35 (b)		42	38,507
SWAY Residential Trust, Series 2014-1, Class A, 2.04%, 1/17/32 (a)(b)		98	97,891
Symphony CLO XV Ltd., Series 2014-15A, Class B1, 3.08%, 10/17/26 (a)(b)		250	249,989
TICP CLO III Ltd., Series 2014-3A, Class A, 2.42%, 1/20/27 (a)(b)		250	249,728
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.99%, 5/17/32 (a)(b)		94	94,035
Trimaran CLO VII Ltd., Series 2007-1A, Class A3L, 1.63%, 6/15/21 (a)(b)		200	198,141
U.S. Residential Opportunity Fund III Trust:
Series 2016-1III, Class A, 3.47%, 7/27/36-8/27/36 (a)(c)		208	207,084
Series 2016-3III, Class A, 3.60%, 10/27/36 (a)(c)		99	99,134
U.S. Residential Opportunity Fund IV Trust, Series 2016-1IV, Class A, 3.47%, 7/27/36- 8/27/36 (a)(c)		187	186,550
Venture XIX CLO Ltd., Series 2014-19A, Class AR, 2.33%, 1/15/27 (a)(b)		250	250,000
VOLT XLVI LLC, Series 2016-NPL6, Class A1, 3.84%, 6/25/46 (a)(c)		110	110,386

Asset-Backed Securities		Par (000)	Value
Wachovia Asset Securitization Issuance II LLC Trust, Series 2007-HE2A, Class A, 0.89%, 7/25/37 (a)(b)	USD	32	$28,111
Washington Mutual Asset-Backed Certificates Trust, Series 2006-HE5, Class 1A, 0.91%, 10/25/36 (b)		16	11,942
Total Asset-Backed Securities — 12.3%			7,089,587

Corporate Bonds
Aerospace & Defense — 0.3%
BAE Systems Holdings, Inc.:
2.85%, 12/15/20 (a)		12	12,018
4.75%, 10/07/44 (a)		3	3,036
Lockheed Martin Corp.:
3.55%, 1/15/26		14	14,304
3.60%, 3/01/35		9	8,550
4.50%, 5/15/36		5	5,316
4.07%, 12/15/42		16	15,793
4.70%, 5/15/46		6	6,526
Northrop Grumman Corp., 3.85%, 4/15/45		12	11,383
United Technologies Corp.:
1.78%, 5/04/18 (c)		58	58,013
4.15%, 5/15/45		19	19,190

			154,129
Air Freight & Logistics — 0.2%
FedEx Corp.:
4.90%, 1/15/34		22	23,451
3.90%, 2/01/35		3	2,881
4.10%, 2/01/45		20	18,727
4.75%, 11/15/45		51	52,819
4.55%, 4/01/46		13	13,100

			110,978
Airlines — 0.2%
American Airlines Group, Inc., 4.63%, 3/01/20 (a)		34	34,425
American Airlines Pass-Through Trust, Series 2015-1, Class A, 3.38%, 5/01/27		54	53,087
Turkish Airlines Pass-Through Trust, Series 2015-1, Class A, 4.20%, 9/15/28 (a)		20	19,671
United Airlines Pass-Through Trust, Series 2014-1, Class B, 4.75%, 10/11/23		6	6,026

			113,209
Auto Components — 0.1%
Delphi Automotive PLC:
4.25%, 1/15/26		30	31,060
4.40%, 10/01/46		13	11,944

			43,004
Automobiles — 0.3%
Ford Motor Co., 5.29%, 12/08/46		73	73,948
General Motors Co., 6.75%, 4/01/46		39	45,735
General Motors Financial Co., Inc., 4.00%, 10/06/26		41	39,422

			159,105

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	103

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Banks — 4.6%
Bank of America Corp.:
2.25%, 4/21/20	USD	107	$106,376
3.30%, 1/11/23		76	76,254
3.88%, 8/01/25		38	38,640
3.50%, 4/19/26		78	76,960
4.88%, 4/01/44		5	5,425
BB&T Corp., 2.45%, 1/15/20		40	40,313
Citigroup, Inc.:
1.80%, 2/05/18		58	57,968
2.50%, 9/26/18		106	107,014
2.50%, 7/29/19		78	78,535
2.90%, 12/08/21		321	320,134
3.50%, 5/15/23		39	38,874
3.88%, 3/26/25		40	39,736
4.13%, 7/25/28		35	34,574
HSBC Holdings PLC, 2.65%, 1/05/22		200	195,252
JPMorgan Chase & Co.:
1.35%, 2/15/17		152	152,026
2.20%, 10/22/19		35	35,141
2.75%, 6/23/20		7	7,063
2.97%, 1/15/23		168	167,437
3.88%, 9/10/24		29	29,343
3.90%, 7/15/25		64	65,810
3.20%, 6/15/26		40	39,150
4.25%, 10/01/27		30	30,823
Royal Bank of Scotland Group PLC, 3.88%, 9/12/23		200	192,051
Santander UK Group Holdings PLC, 2.88%, 8/05/21		260	254,242
U.S. Bancorp, 2.95%, 7/15/22		50	50,296
Wells Fargo & Co.:
2.60%, 7/22/20		34	34,197
2.55%, 12/07/20		27	27,031
2.10%, 7/26/21		120	116,767
3.55%, 9/29/25		35	34,942
3.00%, 4/22/26		52	49,620
3.00%, 10/23/26		46	43,810
4.90%, 11/17/45		16	16,434
4.75%, 12/07/46		66	66,981

			2,629,219
Beverages — 0.9%
Anheuser-Busch InBev Finance, Inc.:
2.65%, 2/01/21		48	48,276
3.30%, 2/01/23		50	50,887
3.65%, 2/01/26		293	297,451
4.70%, 2/01/36		20	21,037
4.90%, 2/01/46		21	22,698
Anheuser-Busch InBev Worldwide, Inc., 3.75%, 7/15/42		12	10,793
Molson Coors Brewing Co.:
5.00%, 5/01/42		10	10,454
4.20%, 7/15/46		16	14,917
PepsiCo, Inc., 4.45%, 4/14/46		27	28,757

			505,270
Biotechnology — 0.6%
AbbVie, Inc.:
2.50%, 5/14/20		56	56,015
2.90%, 11/06/22		35	34,571
4.50%, 5/14/35		9	8,843
Amgen, Inc.:
2.13%, 5/01/20		40	39,625
4.40%, 5/01/45		42	40,259
Biogen, Inc., 5.20%, 9/15/45		3	3,210

Corporate Bonds		Par (000)	Value
Biotechnology (continued)
Gilead Sciences, Inc.:
2.35%, 2/01/20	USD	10	$10,052
2.50%, 9/01/23		23	22,179
3.65%, 3/01/26		8	8,112
4.60%, 9/01/35		9	9,335
4.80%, 4/01/44		39	40,496
4.50%, 2/01/45		13	12,989
4.75%, 3/01/46		20	20,693
4.15%, 3/01/47		33	31,343

			337,722
Building Products — 0.0%
Standard Industries, Inc., 6.00%, 10/15/25 (a)		13	13,683
Capital Markets — 2.3%
Bank of New York Mellon Corp.:
2.10%, 1/15/19		71	71,314
2.05%, 5/03/21		120	117,780
Goldman Sachs Group, Inc.:
2.63%, 1/31/19		63	63,677
2.00%, 4/25/19		16	15,936
2.60%, 4/23/20		46	46,048
2.75%, 9/15/20		20	20,086
2.63%, 4/25/21		34	33,753
2.35%, 11/15/21		94	91,327
3.50%, 1/23/25		25	24,667
3.75%, 5/22/25		79	79,205
3.50%, 11/16/26		72	70,343
Jefferies Group LLC, 6.50%, 1/20/43		10	10,290
Lehman Brothers Holdings, Inc., 0.00%, 7/19/17 (d)(e)		150	—
Morgan Stanley:
2.80%, 6/16/20		76	76,622
2.63%, 11/17/21		175	172,893
3.75%, 2/25/23		58	59,574
3.70%, 10/23/24		56	56,667
4.00%, 7/23/25		39	39,976
State Street Corp., 2.65%, 5/19/26		57	54,060
UBS Group Funding Jersey Ltd., 2.65%, 2/01/22 (a)		200	194,379

			1,298,597
Chemicals — 0.1%
Agrium, Inc., 4.13%, 3/15/35		14	12,837
Dow Chemical Co.:
4.38%, 11/15/42		9	8,736
4.63%, 10/01/44		11	11,038
Eastman Chemical Co., 4.80%, 9/01/42		15	14,906
Monsanto Co., 3.60%, 7/15/42		14	11,750
Sherwin-Williams Co., 4.00%, 12/15/42		10	9,093

			68,360
Commercial Services & Supplies — 0.1%
Aviation Capital Group Corp., 2.88%, 9/17/18 (a)		55	55,687
President and Fellows of Harvard College, 3.15%, 7/15/46		7	6,263
Waste Management, Inc., 3.90%, 3/01/35		16	15,907

			77,857
Communications Equipment — 0.1%
Harris Corp., 2.70%, 4/27/20		14	13,985
Juniper Networks, Inc., 3.30%, 6/15/20		21	21,449

			35,434

See Notes to Financial Statements.

104	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Consumer Finance — 1.5%
American Express Credit Corp.:
1.13%, 6/05/17	USD	145	$144,977
2.25%, 8/15/19		28	28,156
Capital One Financial Corp., 3.75%, 7/28/26		29	28,112
Ford Motor Credit Co. LLC, 1.72%, 12/06/17		235	234,822
General Motors Financial Co., Inc.:
2.63%, 7/10/17		100	100,541
4.75%, 8/15/17		90	91,707
3.10%, 1/15/19		13	13,138
3.70%, 11/24/20		23	23,397
3.20%, 7/06/21		86	85,283
4.00%, 1/15/25		39	38,050
Synchrony Financial:
2.60%, 1/15/19		36	36,182
2.70%, 2/03/20		19	18,944
4.50%, 7/23/25		19	19,516

			862,825
Diversified Consumer Services — 0.1%
Massachusetts Institute of Technology, 3.89%, 7/01/99		10	8,556
University of Southern California, 3.03%, 10/01/39		33	29,310

			37,866
Diversified Financial Services — 0.3%
BHP Billiton Finance USA Ltd., 5.00%, 9/30/43		30	33,509
BP Capital Markets PLC, 2.24%, 5/10/19		86	86,521
Shell International Finance BV:
4.13%, 5/11/35		45	45,948
3.63%, 8/21/42		16	14,465
Woodside Finance Ltd., 3.65%, 3/05/25 (a)		4	3,908

			184,351
Diversified Telecommunication Services — 0.5%
AT&T Inc.:
6.38%, 3/01/41		13	14,971
4.30%, 12/15/42		21	18,799
4.75%, 5/15/46		36	34,107
Verizon Communications, Inc.:
5.05%, 3/15/34		17	17,902
4.40%, 11/01/34		34	33,558
3.85%, 11/01/42		40	34,661
4.13%, 8/15/46		17	15,385
4.86%, 8/21/46		123	124,635

			294,018
Electric Utilities — 0.7%
Baltimore Gas & Electric Co., 3.50%, 8/15/46		13	11,697
Commonwealth Edison Co., 4.70%, 1/15/44		11	12,117
Duke Energy Carolinas LLC:
4.25%, 12/15/41		19	19,437
3.75%, 6/01/45		19	18,087
Duke Energy Corp.:
4.80%, 12/15/45		7	7,399
3.75%, 9/01/46		12	10,802
Duke Energy Florida LLC, 3.85%, 11/15/42		9	8,630
Emera U.S. Finance LP:
2.15%, 6/15/19 (a)		32	31,947
2.70%, 6/15/21 (a)		49	48,502
Exelon Corp.:
2.85%, 6/15/20		51	51,544
2.45%, 4/15/21		9	8,892

Corporate Bonds		Par (000)	Value
Electric Utilities (continued)
Florida Power & Light Co., 3.80%, 12/15/42	USD	14	$13,767
Northern States Power Co., 3.60%, 5/15/46		41	38,813
Progress Energy, Inc., 4.88%, 12/01/19		5	5,369
Puget Sound Energy, Inc., 4.30%, 5/20/45		31	32,224
Southern California Edison Co., 1.25%, 11/01/17		19	19,002
Trans-Allegheny Interstate Line Co., 3.85%, 6/01/25 (a)		57	57,743

			395,972
Energy Equipment & Services — 0.2%
Halliburton Co., 3.80%, 11/15/25		40	40,636
Nabors Industries, Inc., 5.50%, 1/15/23 (a)		17	17,701
Schlumberger Holdings Corp., 3.00%, 12/21/20 (a)		48	49,015
Transocean, Inc., 6.80%, 3/15/38		10	7,750

			115,102
Equity Real Estate Investment Trusts (REITs) — 0.2%
American Tower Corp.:
3.30%, 2/15/21		23	23,262
3.45%, 9/15/21		22	22,285
3.50%, 1/31/23		8	8,024
5.00%, 2/15/24		8	8,613
4.40%, 2/15/26		5	5,109
Crown Castle International Corp.:
3.40%, 2/15/21		11	11,162
2.25%, 9/01/21		39	37,730
Simon Property Group LP, 4.25%, 10/01/44		20	19,735

			135,920
Food & Staples Retailing — 0.2%
CVS Health Corp., 5.30%, 12/05/43		10	11,331
Sysco Corp., 4.50%, 4/01/46		12	12,098
Walgreens Boots Alliance, Inc.:
4.80%, 11/18/44		61	62,696
4.65%, 6/01/46		2	2,030
Wal-Mart Stores, Inc., 4.00%, 4/11/43		10	10,046

			98,201
Food Products — 0.0%
Arcor SAIC, 6.00%, 7/06/23 (a)		5	5,213
Kraft Heinz Foods Co., 6.88%, 1/26/39		11	13,820

			19,033
Health Care Equipment & Supplies — 0.4%
Becton Dickinson and Co.:
1.80%, 12/15/17		9	9,020
2.68%, 12/15/19		34	34,497
4.69%, 12/15/44		8	8,288
Boston Scientific Corp., 2.65%, 10/01/18		28	28,307
Medtronic, Inc.:
2.50%, 3/15/20		24	24,269
3.63%, 3/15/24		30	31,220
4.63%, 3/15/44		33	35,447
4.63%, 3/15/45		22	23,791
St. Jude Medical, Inc.:
2.80%, 9/15/20		26	26,146
3.88%, 9/15/25		9	9,067
Stryker Corp., 4.63%, 3/15/46		16	16,315

			246,367

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	105

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Health Care Providers & Services — 0.9%
Aetna, Inc.:
2.40%, 6/15/21	USD	59	$58,733
3.20%, 6/15/26		18	17,807
4.50%, 5/15/42		18	18,256
4.13%, 11/15/42		10	9,540
4.75%, 3/15/44		10	10,520
AmerisourceBergen Corp., 1.15%, 5/15/17		42	41,985
Anthem, Inc.:
1.88%, 1/15/18		70	70,031
2.30%, 7/15/18		86	86,562
Baylor Scott & White Holdings, 4.19%, 11/15/45		15	14,635
Catholic Health Initiatives, 4.35%, 11/01/42		10	8,883
Cigna Corp., 3.25%, 4/15/25		44	42,854
Dignity Health, 5.27%, 11/01/64		10	9,755
Express Scripts Holding Co., 1.25%, 6/02/17		25	24,907
Laboratory Corp. of America Holdings, 2.63%, 2/01/20		20	19,980
New York & Presbyterian Hospital, 3.56%, 8/01/36		9	8,610
Ochsner Clinic Foundation, 5.90%, 5/15/45		10	11,564
RWJ Barnabas Health, Inc., 3.95%, 7/01/46		20	18,421
Southern Baptist Hospital of Florida, Inc., 4.86%, 7/15/45		10	10,806
UnitedHealth Group, Inc.:
2.70%, 7/15/20		15	15,226
4.63%, 7/15/35		7	7,630
4.20%, 1/15/47		18	18,207

			524,912
Hotels, Restaurants & Leisure — 0.0%
McDonald’s Corp.:
4.70%, 12/09/35		8	8,463
4.60%, 5/26/45		2	2,065
4.88%, 12/09/45		9	9,640

			20,168
Household Durables — 0.1%
Newell Brands, Inc., 2.88%, 12/01/19		51	51,909
Industrial Conglomerates — 0.3%
Eaton Corp., 2.75%, 11/02/22		103	102,015
General Electric Co., 4.50%, 3/11/44		45	48,306
Roper Technologies, Inc., 2.80%, 12/15/21		26	25,988

			176,309
Insurance — 0.9%
Allstate Corp., 4.20%, 12/15/46		24	24,509
American International Group, Inc.:
3.75%, 7/10/25		25	25,161
3.90%, 4/01/26		19	19,334
3.88%, 1/15/35		22	20,665
4.50%, 7/16/44		19	18,735
Aon PLC, 4.75%, 5/15/45		22	22,237
Lincoln National Corp., 3.63%, 12/12/26		31	30,928
Marsh & McLennan Cos., Inc., 3.75%, 3/14/26		6	6,113
Metropolitan Life Global Funding I, 1.30%, 4/10/17 (a)		265	265,149
Prudential Financial, Inc., 4.60%, 5/15/44		41	42,670
Travelers Cos., Inc., 4.60%, 8/01/43		23	24,868
XLIT Ltd., 2.30%, 12/15/18		35	35,230

			535,599
Internet & Direct Marketing Retail — 0.1%
Amazon.com, Inc., 4.95%, 12/05/44		60	68,433

Corporate Bonds		Par (000)	Value
IT Services — 0.1%
Fidelity National Information Services, Inc., 3.63%, 10/15/20	USD	4	$4,141
Total System Services, Inc., 4.80%, 4/01/26		58	62,496
Visa, Inc., 4.15%, 12/14/35		16	16,752

			83,389
Machinery — 0.0%
Ingersoll-Rand Luxembourg Finance SA, 4.65%, 11/01/44		5	5,101
Media — 1.7%
21st Century Fox America, Inc.:
4.75%, 9/15/44		13	12,994
4.95%, 10/15/45		4	4,111
CBS Corp., 2.30%, 8/15/19		25	25,083
Charter Communications Operating LLC/Charter Communications Operating Capital:
3.58%, 7/23/20		43	43,870
4.46%, 7/23/22		63	65,837
4.91%, 7/23/25		54	56,912
6.38%, 10/23/35		16	18,269
6.48%, 10/23/45		70	80,926
Comcast Corp.:
3.38%, 8/15/25		27	27,163
4.25%, 1/15/33		10	10,407
4.40%, 8/15/35		25	26,153
4.75%, 3/01/44		28	30,031
4.60%, 8/15/45		17	17,821
3.40%, 7/15/46		28	24,453
Discovery Communications LLC:
3.45%, 3/15/25		18	17,182
4.90%, 3/11/26		59	62,128
4.88%, 4/01/43		60	55,446
Interpublic Group of Cos., Inc.:
4.00%, 3/15/22		22	22,757
3.75%, 2/15/23		16	16,127
NBCUniversal Media LLC, 4.45%, 1/15/43		25	25,547
Time Warner Cable LLC:
5.00%, 2/01/20		30	31,840
4.13%, 2/15/21		31	32,049
4.00%, 9/01/21		8	8,215
5.50%, 9/01/41		12	12,199
4.50%, 9/15/42		3	2,717
Time Warner, Inc.:
2.10%, 6/01/19		41	40,975
3.60%, 7/15/25		19	18,894
4.65%, 6/01/44		29	27,728
4.85%, 7/15/45		31	31,034
Viacom, Inc.:
2.75%, 12/15/19		14	13,982
4.50%, 3/01/21		24	25,080
2.25%, 2/04/22		38	35,710
3.45%, 10/04/26		14	12,939
4.38%, 3/15/43		30	23,897
5.25%, 4/01/44		15	13,646

			974,122
Metals & Mining — 0.1%
Barrick Gold Corp., 5.25%, 4/01/42		40	38,960
Newmont Mining Corp., 4.88%, 3/15/42		10	9,382
Nucor Corp., 5.20%, 8/01/43		12	13,541
Rio Tinto Finance USA PLC, 4.13%, 8/21/42		20	19,644

			81,527

See Notes to Financial Statements.

106	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Multiline Retail — 0.0%
Macy’s Retail Holdings, Inc., 4.50%, 12/15/34	USD	16	$14,303
Multi-Utilities — 0.2%
CenterPoint Energy Houston Electric LLC, 4.50%, 4/01/44		9	9,777
Consumers Energy Co., 3.95%, 5/15/43		14	13,769
DTE Electric Co., 3.95%, 6/15/42		19	18,877
DTE Energy Co.:
2.40%, 12/01/19		13	13,064
3.50%, 6/01/24		22	22,172
Pacific Gas & Electric Co.:
4.75%, 2/15/44		19	20,850
4.30%, 3/15/45		14	14,319
Virginia Electric & Power Co.:
4.45%, 2/15/44		7	7,349
4.20%, 5/15/45		20	20,352

			140,529
Oil, Gas & Consumable Fuels — 1.6%
Anadarko Petroleum Corp.:
7.95%, 6/15/39		18	23,303
4.50%, 7/15/44		8	7,516
Apache Corp., 4.25%, 1/15/44		48	47,319
CONSOL Energy, Inc., 5.88%, 4/15/22		20	19,600
Continental Resources, Inc.:
3.80%, 6/01/24		18	16,605
4.90%, 6/01/44		28	23,940
Devon Energy Corp., 5.60%, 7/15/41		58	59,740
Energy Transfer Partners LP:
5.15%, 3/15/45		42	40,281
6.13%, 12/15/45		48	51,069
Enterprise Products Operating LLC:
4.45%, 2/15/43		38	36,017
5.10%, 2/15/45		8	8,437
4.90%, 5/15/46		12	12,318
EOG Resources, Inc.:
4.15%, 1/15/26		14	14,651
3.90%, 4/01/35		10	9,470
Exxon Mobil Corp.:
1.82%, 3/15/19		57	57,094
4.11%, 3/01/46		20	20,485
Kinder Morgan Energy Partners LP:
3.50%, 3/01/21		50	50,762
4.70%, 11/01/42		38	35,404
Kinder Morgan, Inc.:
3.05%, 12/01/19		21	21,301
5.55%, 6/01/45		14	14,725
5.05%, 2/15/46		20	19,798
Marathon Petroleum Corp., 4.75%, 9/15/44		12	10,638
Noble Energy, Inc., 5.05%, 11/15/44		17	17,050
Petro-Canada, 6.80%, 5/15/38 (f)		20	25,935
Phillips 66, 4.88%, 11/15/44		11	11,617
Pioneer Natural Resources Co., 4.45%, 1/15/26		10	10,596
Plains All American Pipeline LP/PAA Finance Corp., 4.65%, 10/15/25		20	20,663
Spectra Energy Partners LP, 3.38%, 10/15/26		15	14,347
Suncor Energy, Inc., 6.85%, 6/01/39		20	26,513
Sunoco Logistics Partners Operations LP:
3.90%, 7/15/26		7	6,776
5.35%, 5/15/45		10	9,657

Corporate Bonds		Par (000)	Value
Oil, Gas & Consumable Fuels (continued)
TransCanada PipeLines Ltd.:
1.88%, 1/12/18	USD	18	$18,028
2.50%, 8/01/22		26	25,390
4.63%, 3/01/34		28	29,526
Valero Energy Corp., 3.65%, 3/15/25		46	45,623
Williams Partners LP, 4.00%, 9/15/25		50	49,439

			911,633
Paper & Forest Products — 0.1%
Fibria Overseas Finance Ltd., 5.25%, 5/12/24		2	2,010
Georgia-Pacific LLC, 7.38%, 12/01/25		23	28,897

			30,907
Pharmaceuticals — 1.3%
Actavis Funding SCS:
2.35%, 3/12/18		132	132,763
3.00%, 3/12/20		54	54,749
3.80%, 3/15/25		160	160,188
4.75%, 3/15/45		70	68,721
AstraZeneca PLC, 4.38%, 11/16/45		13	13,049
Bristol-Myers Squibb Co., 4.50%, 3/01/44		47	50,972
Eli Lilly & Co., 3.70%, 3/01/45		13	12,332
Mylan NV, 5.25%, 6/15/46 (a)		45	41,503
Mylan, Inc., 3.13%, 1/15/23 (a)		18	16,996
Novartis Capital Corp.:
4.40%, 5/06/44		20	21,569
4.00%, 11/20/45		44	44,404
Pfizer, Inc.:
4.30%, 6/15/43		5	5,176
4.40%, 5/15/44		11	11,619
4.13%, 12/15/46		70	71,208
Teva Pharmaceutical Finance Co. BV, 3.65%, 11/10/21		17	17,218
Teva Pharmaceutical Finance Netherlands III BV, 2.80%, 7/21/23		45	42,597

			765,064
Road & Rail — 0.4%
Burlington Northern Santa Fe LLC:
4.15%, 4/01/45		4	4,056
4.70%, 9/01/45		10	10,945
CSX Corp., 4.25%, 11/01/66		23	20,989
Norfolk Southern Corp.:
4.45%, 6/15/45		19	19,693
6.00%, 5/23/99		20	23,396
Penske Truck Leasing Co. LP/PTL Finance Corp., 3.40%, 11/15/26 (a)		50	47,839
Union Pacific Corp.:
3.38%, 2/01/35		11	10,403
4.05%, 11/15/45		3	3,019
3.88%, 2/01/55		20	18,371
Union Pacific Railroad Co. Pass-Through Trust, Series 2014-1, 3.23%, 5/14/26		53	52,358

			211,069
Semiconductors & Semiconductor Equipment — 0.4%
Analog Devices, Inc.:
3.90%, 12/15/25		7	7,173
5.30%, 12/15/45		7	7,697
Intel Corp., 4.10%, 5/19/46		70	69,382
Lam Research Corp., 2.80%, 6/15/21		27	26,855

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	107

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Corporate Bonds		Par (000)	Value
Semiconductors & Semiconductor Equipment (continued)
QUALCOMM, Inc., 4.80%, 5/20/45	USD	100	$106,863

			217,970
Software — 0.6%
Microsoft Corp.:
3.50%, 2/12/35		27	25,990
3.75%, 2/12/45		17	15,942
4.45%, 11/03/45		22	23,439
3.70%, 8/08/46		163	153,459
Oracle Corp.:
3.25%, 5/15/30		38	37,031
4.00%, 7/15/46		72	68,868
4.38%, 5/15/55		13	12,930

			337,659
Specialty Retail — 0.2%
Home Depot, Inc.:
5.40%, 9/15/40		11	13,108
4.40%, 3/15/45		11	11,723
Lowe’s Cos., Inc.:
4.25%, 9/15/44		12	12,171
4.38%, 9/15/45		6	6,181
QVC, Inc.:
3.13%, 4/01/19		12	12,125
5.13%, 7/02/22		28	28,985

			84,293
Technology Hardware, Storage & Peripherals — 0.5%
Apple Inc.:
3.45%, 2/09/45		12	10,592
4.65%, 2/23/46		106	114,464
Diamond 1 Finance Corp./Diamond 2 Finance Corp., 8.35%, 7/15/46 (a)		40	49,252
Hewlett Packard Enterprise Co.:
2.85%, 10/05/18		65	65,629
3.85%, 10/15/20		28	28,485
HP, Inc., 3.75%, 12/01/20		6	6,212

			274,634
Tobacco — 0.5%
Altria Group, Inc.:
2.63%, 1/14/20		23	23,262
4.25%, 8/09/42		12	11,809
5.38%, 1/31/44		25	28,878
3.88%, 9/16/46		44	40,607
Philip Morris International, Inc.:
1.13%, 8/21/17		50	49,956
4.13%, 3/04/43		19	18,386
4.88%, 11/15/43		23	24,739
4.25%, 11/10/44		30	29,622
Reynolds American, Inc.:
2.30%, 6/12/18		22	22,139
3.25%, 6/12/20		10	10,247

			259,645
Trading Companies & Distributors — 0.2%
Air Lease Corp., 3.00%, 9/15/23		95	90,762
GATX Corp., 2.60%, 3/30/20		26	25,679

			116,441

Corporate Bonds		Par (000)		Value
Wireless Telecommunication Services — 0.1%
Orange SA, 5.50%, 2/06/44	USD	18		$20,675
Rogers Communications, Inc., 5.00%, 3/15/44		8		8,558
Vodafone Group PLC, 4.38%, 2/19/43		40		35,392

				64,625
Total Corporate Bonds — 24.2%				13,886,463

Foreign Agency Obligations
Argentina — 0.1%
Petrobras Argentina SA, 7.38%, 7/21/23 (a)		10		9,750
YPF SA:
8.88%, 12/19/18 (a)		13		14,141
8.50%, 3/23/21		4		4,290
8.50%, 3/23/21 (a)		2		2,145
8.75%, 4/04/24 (a)		5		5,183
8.50%, 7/28/25 (a)		12		12,168
8.50%, 7/28/25		1		1,014

				48,691
Brazil — 0.4%
Petrobras Global Finance BV:
3.00%, 1/15/19		31		30,216
3.02%, 1/15/19 (b)		19		18,658
7.88%, 3/15/19		38		40,730
5.75%, 1/20/20		49		49,613
4.88%, 3/17/20		13		12,853
5.38%, 1/27/21		50		48,900
8.38%, 5/23/21		33		35,557
8.75%, 5/23/26		2		2,158

				238,685
Mexico — 0.1%
Petroleos Mexicanos, 6.50%, 3/13/27 (a)		72		74,268
Total Foreign Agency Obligations — 0.6%				361,644

Foreign Government Obligations
Argentina — 0.1%
Republic of Argentina:
7.82%, 12/31/33	EUR	14		14,115
7.82%, 12/31/33		16		15,710

				29,825
Brazil — 0.1%
Brazil Notas do Tesouro Nacional Inflation Linked Bonds, Series B, 6.00%, 5/15/21	BRL	—	(g)	54,724
Colombia — 0.3%
Republic of Colombia, 4.00%, 2/26/24	USD	200		202,000
Germany — 0.5%
Deutsche Bundesrepublik Inflation Linked Bonds, 0.10%, 4/15/26	EUR	253		299,670
Hungary — 0.1%
Republic of Hungary, 5.38%, 3/25/24	USD	50		54,500

See Notes to Financial Statements.

108	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Foreign Government Obligations		Par (000)	Value
Indonesia — 0.3%
Republic of Indonesia:
8.25%, 7/15/21	IDR	375,000	$28,516
7.00%, 5/15/22		1,616,000	116,311

			144,827
Mexico — 0.9%
United Mexican States:
4.75%, 6/14/18	MXN	12	56,212
4.00%, 10/02/23	USD	480	481,152
5.75%, 10/12/10		8	7,380

			544,744
Turkey — 0.4%
Republic of Turkey, 6.75%, 4/03/18		200	208,710
Uruguay — 0.1%
Republic of Uruguay, 4.38%, 10/27/27		50	50,127
Total Foreign Government Obligations — 2.8%			1,589,127

Non-Agency Mortgage-Backed Securities
Collateralized Mortgage Obligations — 2.3%
American Home Mortgage Assets Trust:
Series 2006-3, Class 2A11, 1.48%, 10/25/46 (b)		45	35,431
Series 2006-5, Class A1, 1.49%, 11/25/46 (b)		43	22,450
APS Resecuritization Trust:
Series 2016-3, Class 3A, 1.57%, 9/27/46 (a)(b)		97	96,935
Series 2016-3, Class 4A, 1.99%, 4/27/47 (a)(b)		93	93,043
Banc of America Funding Trust, Series 2016-R2, Class 1A1, 4.70%, 12/01/33 (a)(b)		100	99,813
Bear Stearns ALT-A Trust II, Series 2007-1, Class 1A1, 3.02%, 9/25/47 (b)		34	23,772
Bear Stearns Mortgage Funding Trust:
Series 2007-AR2, Class A1, 0.76%, 3/25/37 (b)		10	7,810
Series 2007-AR4, Class 1A1, 0.79%, 9/25/47 (b)		32	27,816
Countrywide Alternative Loan Trust:
Series 2005-72, Class A3, 0.88%, 1/25/36 (b)		13	11,508
Series 2006-15CB, Class A1, 6.50%, 6/25/36		6	4,404
Series 2006-OA14, Class 1A1, 2.30%, 11/25/46 (b)		67	54,132
Series 2006-OA6, Class 1A2, 0.97%, 7/25/46 (b)		29	24,192
Series 2006-OA8, Class 1A1, 0.95%, 7/25/46 (b)		11	8,681
Series 2007-OA3, Class 1A1, 0.90%, 4/25/47 (b)		15	12,631
Countrywide Home Loan Mortgage Pass-Through Trust, Series 2006-OA4, Class A1, 1.53%, 4/25/46 (b)		91	43,702
Credit Suisse Commercial Mortgage Trust, Series 2014-9R, Class 3A1, 2.66%, 11/27/37 (a)(b)		36	34,318
Credit Suisse Mortgage Capital Certificates:
Series 2013-5R, Class 1A6, 0.78%, 2/27/36 (a)(b)		25	20,000
Series 2014-11R, Class 16A1, 3.17%, 9/27/47 (a)(b)		45	44,826

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Deutsche Alt-A Securities Mortgage Loan Trust, Series 2007-RMP1, Class A2, 0.74%, 12/25/36 (b)	USD	84	$68,304
GreenPoint Mortgage Funding Trust, Series 2006-AR2, Class 4A1, 2.54%, 3/25/36 (b)		8	6,814
GSMPS Mortgage Loan Trust:
Series 2005-RP1, Class 1AF, 0.94%, 1/25/35 (a)(b)		13	10,946
Series 2005-RP2, Class 1AF, 0.94%, 3/25/35 (a)(b)		15	13,504
Series 2006-RP1, Class 1AF1, 0.94%, 1/25/36 (a)(b)		11	9,164
Impac Secured Assets CMN Owner Trust, Series 2004-3, Class 1A4, 1.56%, 11/25/34 (b)		15	14,532
LSTAR Securities Investment Ltd., Series 2016-3, Class A, 2.53%, 9/01/21 (a)(b)		97	95,514
LSTAR Securities Investment Trust:
Series 2015-10, Class A1, 2.77%, 11/01/20 (a)(b)		39	38,898
Series 2016-2, Class A, 2.53%, 3/01/21 (a)(b)		90	88,108
Series 2016-5, Class A1, 3.97%, 11/01/21 (a)(b)		98	96,737
RALI Trust:
Series 2007-QH6, Class A1, 0.95%, 7/25/37 (b)		16	13,662
Series 2007-QH9, Class A1, 1.85%, 11/25/37 (b)		33	22,833
Structured Adjustable Rate Mortgage Loan Trust, Series 2007-3, Class 3A1, 3.27%, 4/25/47 (b)		175	133,318
Structured Asset Mortgage Investments II Trust, Series 2006-AR4, Class 3A1, 0.78%, 6/25/36 (b)		19	15,244
Structured Asset Securities Corp. Mortgage Loan Trust, Series 2006-RF4, Class 2A1, 6.00%, 10/25/36 (a)		38	32,808

			1,325,850
Commercial Mortgage-Backed Securities — 4.1%
Banc of America Commercial Mortgage Trust:
Series 2007-1, Class AMFX, 5.48%, 1/15/49 (b)		15	14,979
Series 2007-2, Class AM, 5.65%, 4/10/49 (b)		10	10,029
Series 2007-3, Class A4, 5.55%, 6/10/49 (b)		124	124,227
Series 2007-3, Class AJ, 5.55%, 6/10/49 (b)		20	20,266
Series 2007-5, Class AM, 5.77%, 2/10/51 (b)		40	40,738
Bayview Commercial Asset Trust:
Series 2006-3A, Class A2, 1.06%, 10/25/36 (a)(b)		29	24,278
Series 2007-4A, Class A1, 1.21%, 9/25/37 (a)(b)		50	41,967
Bear Stearns Commercial Mortgage Securities Trust, Series 2007-PW16, Class AM, 5.71%, 6/11/40 (b)		25	25,327
BWAY Mortgage Trust:
Series 2013-1515, Class A2, 3.45%, 3/10/33 (a)		230	233,783
Series 2013-1515, Class C, 3.45%, 3/10/33 (a)		100	97,939

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	109

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
CDGJ Commercial Mortgage Trust, Series 2014-BXCH, Class A, 1.94%, 12/15/27 (a)(b)	USD	86	$85,884
Citigroup/Deutsche Bank Commercial Mortgage Trust, Series 2007-CD5, Class AMA, 6.12%, 11/15/44 (b)		46	47,448
Commercial Mortgage Pass-Through Certificates:
Series 2007-C9, Class AJFL, 1.35%, 12/10/49 (a)(b)		40	39,030
Series 2010-RR1, Class GEB, 5.54%, 12/11/49 (a)(b)		100	100,319
Series 2015-CR23, Class CMD, 3.68%, 5/10/48 (a)(b)		100	93,350
Series 2015-CR25, Class C, 4.55%, 8/10/48 (b)		20	19,617
Countrywide Commercial Mortgage Trust, Series 2007-MF1, Class A, 6.09%, 11/12/43 (a)(b)		9	9,036
Credit Suisse Commercial Mortgage Trust, Series 2015-DEAL, Class A, 2.02%, 4/15/29 (a)(b)		100	100,127
Credit Suisse Mortgage Capital Certificates:
Series 2010-RR2, Class 2A, 5.93%, 9/15/39 (a)(b)		112	111,994
Series 2016-NXSR, Class A4, 3.73%, 12/15/49 (b)		10	10,283
Deutsche Bank Re-REMIC Trust, Series 2013-EZ3, Class A, 1.64%, 12/18/49 (a)(b)		5	4,940
GS Mortgage Securities Corp. II, Series 2013-KING, Class E, 3.44%, 12/10/27 (a)(b)		180	170,055
GS Mortgage Securities Trust, Series 2016-GS3, Class A4, 2.85%, 10/10/49		10	9,716
JPMorgan Chase Commercial Mortgage Securities Trust:
Series 2006-CB15, Class AM, 5.86%, 6/12/43 (b)		7	7,057
Series 2008-C2, Class ASB, 6.13%, 2/12/51 (b)		19	19,315
Series 2015-JP1, Class D, 4.24%, 1/15/49 (b)		10	8,566
Series 2015-SGP, Class A, 2.40%, 7/15/36 (a)(b)		36	36,271
Merrill Lynch Mortgage Trust, Series 2007-C1, Class A1A, 6.49%, 6/12/50 (b)		55	55,432
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2015-C25, Class D, 3.07%, 10/15/48		10	7,000
Series 2015-C26, Class D, 3.06%, 10/15/48 (a)		140	96,575
Morgan Stanley Capital I Trust:
Series 2007-HQ11, Class AMFL, 0.86%, 2/12/44 (b)		23	23,107
Series 2007-HQ12, Class AM, 5.78%, 4/12/49 (b)		46	46,251
Series 2007-IQ13, Class AM, 5.41%, 3/15/44		60	59,948
Morgan Stanley Re-REMIC Trust, Series 2012-XA, Class A, 2.00%, 7/27/49 (a)		15	14,684

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Commercial Mortgage-Backed Securities (continued)
RBSCF Trust, Series 2010-RR3, Class WBTA, 5.97%, 2/16/51 (a)(b)	USD	173	$172,775
STRIPs Ltd.:
Series 2012-1A, Class A, 1.50%, 12/25/44 (a)		3	3,168
Series 2012-1A, Class B, 0.50%, 12/25/44 (a)(b)		100	96,750
Velocity Commercial Capital Loan Trust:
Series 2015-1, Class AFL, 3.02%, 6/25/45 (a)(b)		57	57,383
Series 2016-2, Class AFL, 2.33%, 10/25/46 (b)		98	98,288
VNDO Trust, Series 2016-350P, Class E, 3.93%, 1/10/35 (a)(b)		100	87,499
Wells Fargo Commercial Mortgage Trust:
Series 2015-C31, Class D, 3.85%, 11/15/48		10	7,273
Series 2016-C37, Class C, 4.49%, 12/15/49 (b)		10	9,689
WF-RBS Commercial Mortgage Trust, Series 2014-C22, Class C, 3.77%, 9/15/24 (b)		20	18,320

			2,360,683
Interest Only Commercial Mortgage-Backed Securities — 0.7%
BB-UBS Trust, Series 2012-SHOW, Class XA, 0.60%, 11/05/36 (a)(b)		1,760	74,312
Commercial Mortgage Pass-Through Certificates:
Series 2013-LC6, Class XA, 1.68%, 1/10/46 (b)		437	24,129
Series 2015-3BP, Class XA, 0.06%, 2/10/35 (a)(b)		939	6,714
Series 2016-DC2, Class XA, 1.08%, 2/10/26 (b)		159	10,984
GS Mortgage Securities Corp. II, Series 2013-GC10, Class XA, 1.60%, 2/10/46 (b)		323	23,373
GS Mortgage Securities Trust 2014-GC22, 0.00%, 5/10/24 (b)		978	53,089
JPMDB Commercial Mortgage Securities Trust, Series 2016-C4, Class XC, 0.75%, 12/15/49 (a)(b)		1,800	98,460
JPMorgan Chase Commercial Mortgage Securities Corp., Series 2012-LC9, Class XA, 0.00%, 12/15/47 (b)		917	57,273
Morgan Stanley Bank of America Merrill Lynch Trust:
Series 2014-C19, Class XA, 1.15%, 12/15/47 (b)		101	5,591
Series 2014-C19, Class XF, 1.19%, 12/15/47 (a)(b)		100	6,260
WF-RBS Commercial Mortgage Trust, Series 2014-C24, Class XA, 0.97%, 11/15/47 (b)		410	21,505

			381,690
Total Non-Agency Mortgage-Backed Securities — 7.1%			4,068,223

See Notes to Financial Statements.

110	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Other Interests (h)		Beneficial Interest (000)	Value
Capital Markets — 0.0%
Lehman Brothers Holdings Capital Trust VII (e)	USD	55	—
Lehman Brothers Holdings, Inc. (e)		325	—
Total Other Interests — 0.0%			—

Preferred Securities

Capital Trusts		Par (000)
Capital Markets — 0.1%
Bank of New York Mellon Corp., 4.63% (b)(i)	USD	54	$49,535
State Street Corp., 1.96%, 6/01/77 (b)		20	17,675

			67,210
Total Capital Trusts — 0.1%			67,210

Trust Preferreds		Shares
Banks — 0.3%
Citigroup Capital XIII, 7.26%, 10/30/40 (b)		6,917	178,597
Consumer Finance — 0.2%
GMAC Capital Trust I, 6.69%, 2/15/40 (b)		4,000	101,600
Total Trust Preferreds — 0.5%			280,197
Total Preferred Securities — 0.6%			347,407

Taxable Municipal Bonds		Par (000)
Arizona Health Facilities Authority RB, 1.38%, 1/01/37 (b)	USD	20	17,255
Bay Area Toll Authority RB, 6.92%, 4/01/40		25	33,750
Brooklyn Arena Local Development Corp. RB, 5.00%, 7/15/42		35	37,811
Buckeye Tobacco Settlement Financing Authority RB, 5.88%, 6/01/47		30	26,323
California Health Facilities Financing Authority RB, 5.00%, 8/15/33		10	11,643
California State Public Works Board RB, 8.36%, 10/01/34		10	14,388
Chesapeake Bay Bridge & Tunnel District RB, 5.00%, 7/01/51		10	10,743
City of Portland, OR Sewer System Revenue RB, 5.00%, 6/15/23		10	11,729
City of San Jose, CA Airport Revenue RB, AMBAC, 5.00%, 3/01/37		15	15,077
Clark County School District GO, 5.00%, 6/15/23-6/15/28		100	117,411
Colorado Health Facilities Authority RB, 5.25%, 2/01/31		10	10,751
Commonwealth Financing Authority RB, 4.14%, 6/01/38		15	14,425
Commonwealth of Massachusetts GO, 5.00%, 7/01/26-7/01/28		20	24,580
Commonwealth of Puerto Rico GO, 8.00%, 7/01/35 (d)(e)		240	161,700
Contra Costa Community College District GO, 6.50%, 8/01/34		5	6,459
County of Clark, NV RB, 5.00%, 7/01/28		30	36,618
County of Mecklenburg, NC GO, 5.00%, 12/01/25		10	12,237

Taxable Municipal Bonds		Par (000)	Value
County of Miami-Dade, FL Aviation Revenue RB:
2.50%, 10/01/24	USD	15	$14,295
5.00%, 10/01/38		15	16,282
County of Miami-Dade, FL GO, 5.00%, 7/01/29-7/01/35		15	17,321
County of Wake, NC GO, 5.00%, 3/01/25		10	12,135
Golden State Tobacco Securitization Corp. RB:
5.75%, 6/01/47		5	4,792
5.13%, 6/01/47		45	39,658
Grant County Public Utility District No. 2 RB, 4.58%, 1/01/40		5	4,954
Great Lakes Water Authority Water Supply System Revenue RB, 5.25%, 7/01/33		25	28,166
Health & Educational Facilities Authority of the State of Missouri RB, 5.00%, 11/15/29		5	5,632
Horry County School District, SC GO, 5.00%, 3/01/22-3/01/25		25	29,467
Los Angeles Community College District GO, 6.60%, 8/01/42		15	20,809
Los Angeles Department of Water & Power RB, 6.60%, 7/01/50		10	13,953
Massachusetts Clean Water Trust RB, 5.00%, 2/01/25-2/01/28		30	36,401
Metropolitan Transportation Authority RB:
6.69%, 11/15/40		10	13,187
6.81%, 11/15/40		20	26,672
Metropolitan Washington Airports Authority Dulles Toll Road Revenue RB, 7.46%, 10/01/46		10	13,998
Miami-Dade County Educational Facilities Authority RB, 5.07%, 4/01/50		15	16,015
Municipal Electric Authority of Georgia RB, 6.64%, 4/01/57		15	18,470
New Jersey State Turnpike Authority RB, 7.41%, 1/01/40		23	33,132
New Jersey Transportation Trust Fund Authority RB:
0.00%, 12/15/27-12/15/31 (j)		30	17,192
5.00%, 6/15/29		10	10,701
New Jersey Transportation Trust Fund Authority RB AMBAC, 0.00%, 12/15/35-12/15/36 (j)		30	11,545
New York City Transitional Finance Authority Future Tax Secured Revenue RB:
2.28%, 5/01/26		20	18,271
5.00%, 8/01/31		10	11,774
New York City Water & Sewer System RB:
5.75%, 6/15/41		10	12,825
5.38%, 6/15/43		95	106,430
5.50%, 6/15/43		115	129,378
5.88%, 6/15/44		20	25,836
New York State Dormitory Authority RB:
5.00%, 3/15/20-3/15/32		50	58,659
5.39%, 3/15/40		15	18,140
New York State Urban Development Corp. RB, 5.00%, 3/15/25		15	18,088
New York Transportation Development Corp. RB:
5.00%, 7/01/46		35	36,291
5.25%, 1/01/50		20	20,958
Orange County Local Transportation Authority RB, 6.91%, 2/15/41		25	33,551
Pennsylvania Economic Development Financing Authority RB, 5.00%, 12/31/38		10	10,462

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	111

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Taxable Municipal Bonds		Par (000)	Value
Port Authority of New York & New Jersey RB:
4.96%, 8/01/46	USD	30	$33,487
4.46%, 10/01/62		20	20,067
4.81%, 10/15/65		10	10,693
Port of Morrow, OR RB, 2.99%, 9/01/36		5	4,520
Regents of the University of California Medical Center Pooled Revenue RB, 6.58%, 5/15/49		25	32,631
South Carolina Public Service Authority RB, 2.39%, 12/01/23		19	18,412
State of California GO:
5.00%, 9/01/27-9/01/32		30	35,961
7.50%, 4/01/34		20	28,133
7.55%, 4/01/39		10	14,850
7.30%, 10/01/39		5	7,062
7.35%, 11/01/39		10	14,157
7.60%, 11/01/40		85	127,913
State of Georgia GO, 5.00%, 1/01/24- 1/01/28		35	42,432
State of Illinois GO, 5.10%, 6/01/33		80	71,480
State of Maryland GO, 5.00%, 6/01/24		10	12,007
State of Washington GO, 5.00%, 8/01/27- 8/01/30		65	77,203
Texas Private Activity Bond Surface Transportation Corp. RB, 5.00%, 12/31/55		15	15,697
Tobacco Settlement Financing Corp. RB, 5.00%, 6/01/41		10	8,700
University of California RB, 4.86%, 5/15/12		15	14,548
University of Massachusetts Building Authority RB, 5.00%, 11/01/31		10	11,635
West Virginia Hospital Finance Authority RB, 5.00%, 6/01/19-6/01/24		30	33,716
Total Taxable Municipal Bonds — 3.7%			2,103,644

U.S. Government Sponsored Agency Securities
Collateralized Mortgage Obligations — 0.3%
Fannie Mae:
Series 2013-C01, Class M2, 5.83%, 10/25/23 (b)		115	126,594
Series 2016-C06, Class 1M2, 4.84%, 4/25/29 (b)		20	20,654

			147,248
Commercial Mortgage-Backed Securities — 0.0%
Freddie Mac, Series KJ08, Class A2, 2.36%, 1/25/35		10	9,922
Interest Only Commercial Mortgage-Backed Securities — 0.1%
Fannie Mae:
Series 2013-M5, Class X2, 2.29%, 1/25/22 (b)		262	18,839
Series 2014-M13, Class X2, 0.13%, 8/25/24 (b)		1,827	17,411
Ginnie Mae:
Series 2012-120, Class IO, 0.84%, 2/16/53 (b)		431	23,007
Series 2016-110, Class IO, 1.05%, 5/16/58 (b)		96	7,773

			67,030

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities — 44.6%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-1/01/32 (k)	USD	528	$529,944
2.81%, 3/01/41 (b)		29	30,829
2.95%, 3/01/41 (b)		13	13,294
3.00%, 4/01/29-1/01/47 (k)		4,085	4,093,436
3.13%, 9/01/41 (b)		23	24,577
3.40%, 6/01/41 (b)		33	35,102
3.50%, 7/01/26-1/01/47 (k)		4,996	5,152,011
4.00%, 2/01/25-1/01/47 (k)		2,151	2,274,564
4.50%, 2/01/25-1/01/47 (k)		930	1,003,533
5.00%, 2/01/35-12/01/43		569	624,330
5.50%, 2/01/35-9/01/39		386	432,447
6.00%, 2/01/17-9/01/40		258	295,191
6.50%, 5/01/40		125	141,563
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-1/01/32 (k)		385	385,517
3.00%, 1/01/30-1/01/47 (k)		1,455	1,458,670
3.50%, 1/01/32-1/01/47 (k)		1,387	1,425,621
4.00%, 8/01/40-1/01/47 (k)		2,323	2,442,701
4.50%, 2/01/39-1/01/47 (k)		280	301,515
5.00%, 11/01/41		123	134,419
5.50%, 5/01/40-6/01/41		97	107,564
6.00%, 6/01/35		34	37,890
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47 (k)		1,276	1,291,772
3.50%, 12/20/41-1/15/47 (k)		1,606	1,671,210
4.00%, 10/20/40-1/15/47 (k)		744	791,630
4.50%, 12/20/39-2/15/42		756	816,674
5.00%, 7/15/39-12/15/40		68	74,352
5.50%, 5/20/36		5	5,893

			25,596,249
Total U.S. Government Sponsored Agency Securities — 45.0%			25,820,449

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.50%, 5/15/46		439	390,127
2.25%, 8/15/46 (l)		461	387,618
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/20		3,729	3,767,931
U.S. Treasury Notes:
0.75%, 9/30/18-10/31/18 (l)		2,528	2,510,074
1.00%, 11/30/18-11/15/19 (l)		2,149	2,128,862
1.38%, 12/15/19-9/30/23		623	617,908
1.13%, 9/30/21		1,087	1,048,584
1.25%, 10/31/21 (l)(m)		1,082	1,049,590
1.75%, 11/30/21 (l)		1,532	1,520,173
1.63%, 10/31/23-5/15/26		620	580,531
2.13%, 11/30/23		48	47,681
1.50%, 8/15/26		551	506,770
2.00%, 11/15/26 (l)		810	779,244
Total U.S. Treasury Obligations — 26.7%			15,335,093
Total Long-Term Investments (Cost — $70,921,644) — 123.0%			70,601,637

See Notes to Financial Statements.

112	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Short-Term Securities		Par (000)	Value
Borrowed Bond Agreements — 2.4%(n)
Barclays Bank PLC, 0.00%, Open (o) (Purchased on 9/16/16 to be repurchased at $5,338, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 5,000 and $5,080, respectively)	USD	5	$5,338
Barclays Bank PLC, 0.00%, Open (o) (Purchased on 9/19/16 to be repurchased at $5,313, collateralized by United Mexican States, 3.50% due at 1/21/21, par and fair value of USD 5,000 and $5,080, respectively)		5	5,313
Barclays Bank PLC, 0.17%, Open (o) (Purchased on 10/18/16 to be repurchased at GBP 224,296, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/26, par and fair value of GBP 180,000 and $275,456, respectively)		224	276,324
BNP Paribas Securities Corp., 0.00%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $108,904, collateralized by U.S. Treasury Bonds, 2.88% due at 11/15/46, par and fair value of USD 113,000 and $109,098, respectively)		109	108,904
BNP Paribas Securities Corp., 0.04%, Open (o) (Purchased on 12/01/16 to be repurchased at GBP 254,109, collateralized by United Kingdom Gilt Inflation Linked Bond, 0.13% due at 3/22/26, par and fair value of GBP 210,000 and $321,365, respectively)		254	313,155
BNP Paribas Securities Corp., 0.45%, Open (o) (Purchased on 12/16/16 to be repurchased at $7,642, collateralized by U.S. Treasury Bonds, 2.88% due at 11/15/46, par and fair value of USD 8,000 and $7,724, respectively)		8	7,640
Citigroup Global Markets, Inc., 0.00%, Open (o) (Purchased on 9/19/16 to be repurchased at $13,425, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 12,000 and $12,882, respectively)		13	13,425
Credit Suisse Securities (USA) LLC, 0.00%, Open (o) (Purchased on 12/15/16 to be repurchased at $19,755, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 18,000 and $19,323, respectively)		20	19,755
Credit Suisse Securities (USA) LLC, 0.00%, Open (o) (Purchased on 12/15/16 to be repurchased at $4,390, collateralized by United Mexican States, 5.13% due at 1/15/20, par and fair value of USD 4,000 and $4,294, respectively)		4	4,390
Merrill Lynch, Pierce, Fenner & Smith, Inc., 0.30%, 1/03/17 (Purchased on 12/30/16 to be repurchased at $612,090, collateralized by U.S. Treasury Inflation Indexed Notes, 0.13% due at 7/15/26, par and fair value of USD 631,000 and $615,309, respectively)		612	612,070

			1,366,314

Certificates of Deposit		Par (000)	Value
Domestic — 0.3%
Wells Fargo Bank N.A., 1.48%, 9/22/17 (b)	USD	150	$150,193
Yankee — 1.3%
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.54%, 8/17/17 (b)		150	150,240
Cooperatieve Rabobank UA, New York, 1.41%, 8/16/17 (b)		150	150,206
Credit Industriel et Commercial, New York, 1.51%, 8/16/17 (b)		150	150,349
Credit Suisse AG, New York, 1.69%, 8/16/17 (b)		80	80,120
Credit Suisse AG, New York, 1.72%, 8/24/17 (b)		80	80,115
Skandinaviska Enskilda Banken AB, New York, 1.39%, 8/17/17 (b)		150	150,235

			761,265
Total Certificates of Deposit — 1.6%			911,458

Commercial Paper — 0.3%
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17 (p)		150	150,285

Money Market Funds — 0.7%		Shares
BlackRock Liquidity Funds, T-Fund, Institutional Class, 0.36% (q)(r)		419,007	419,007

Total Short-Term Securities (Cost — $2,852,404) — 5.0%			2,847,064

Options Purchased
(Cost — $19,574) — 0.0%			23,764
Total Investments Before Borrowed Bonds, Options Written and TBA Sale Commitments (Cost — $73,793,622) — 128.0%			73,472,465

Borrowed Bonds		Par (000)
Foreign Government Obligations — (1.1)%
United Kingdom Gilt Inflation Linked Bond, 0.13%, 3/22/26	GBP	390	(596,821)
United Mexican States:
3.50%, 1/21/21	USD	10	(10,160)
5.13%, 1/15/20		34	(36,499)

			(643,480)
U.S. Treasury Obligations — (1.3)%
U.S. Treasury Bonds, 2.88%, 11/15/46		121	(116,822)
U.S. Treasury Inflation Indexed Notes, 0.13%, 7/15/26		636	(615,309)

			(732,131)
(Proceeds — $1,376,923) — (2.4)%			(1,375,611)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	113

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Options Written			Value
(Premiums Received — $ 8,343) — (0.0)%			$(2,685)

TBA Sale Commitments (k)		Par (000)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/32	USD	223	(223,353)
3.00%, 1/01/32-1/01/47		2,261	(2,252,791)
3.50%, 1/01/32-1/01/47		3,102	(3,193,753)
4.00%, 1/01/32-1/01/47		922	(965,536)
4.50%, 1/01/47		402	(432,200)
5.00%, 1/01/47		206	(224,411)
5.50%, 1/01/47		182	(202,319)
6.00%, 1/01/47		181	(204,954)

TBA Sale Commitments(k)		Par (000)	Value
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/47	USD	143	$(141,995)
3.50%, 1/01/47		184	(188,405)
4.00%, 1/01/47		1,726	(1,811,803)
Ginnie Mae Mortgage-Backed Securities, 4.50%, 1/15/47		413	(443,609)
Total TBA Sale Commitments (Proceeds — $10,256,282) — (17.9)%			(10,285,129)
Total Investments Net of Borrowed Bonds, Options Written and TBA Sale Commitments — 107.7%			61,809,040
Liabilities in Excess of Other Assets — (7.7)%			(4,411,387)

Net Assets — 100.0%			$57,397,653

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end.

(c)	Step-up bond that pays an initial coupon rate for the first period and then a higher coupon rate for the following periods. Rate as of period end.

(d)	Issuer filed for bankruptcy and/or is in default.

(e)	Non-income producing security.

(f)	U.S. dollar denominated security issued by foreign domiciled entity.

(g)	Amount is less than 500.

(h)	Other interests represent beneficial interests in liquidation trusts and other reorganization or private entities.

(i)	Perpetual security with no stated maturity date.

(j)	Zero-coupon bond.

(k)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$(41,636)	$1,967
BNP Paribas Securities Corp.	$(139,603)	$(139)
Citigroup Global Markets, Inc.	$191,756	$(300)
Credit Suisse Securities (USA) LLC	$(1,129,647)	$906
Daiwa Capital Markets America, Inc.	$408,947	$(256)
Goldman Sachs & Co.	$(2,416,747)	$2,623
J.P. Morgan Securities LLC	$1,443,210	$(570)
Jefferies LLC	$518,297	$516
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$6,000	$(1,381)
Morgan Stanley & Co. LLC	$(261,048)	$(76)
Nomura Securities International, Inc.	$512,265	$(657)
RBC Capital Markets, LLC	$(20,270)	$(119)
Wells Fargo Securities, LLC	$53,270	$(89)

(l)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.
(m)	All or a portion of security has been pledged in connection with outstanding futures contracts.
(n)	Certain agreements have no stated maturity and can be terminated by either party at any time.
(o)	The amount to be repurchased assumes the maturity will be the day after the period end.
(p)	Rates are discount rates or a range of discount rates at the time of purchase.
(q)	During the period ended December 31, 2016, investments in issuers considered to be an affiliate of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Shares Purchased		Shares Sold	Shares Held at December 31, 2016	Value at December 31, 2016	Income	Realized Gain
BlackRock Liquidity Funds, TempFund, Institutional Class	667,056	—		(667,056)[1]	—	—	$2,710	—
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	419,007	[2]	—	419,007	$419,007	261	—
iShares iBoxx $ High Yield Corporate Bond ETF	9,267	19,042		(28,309)	—	—	19,870	$13,852
Total						$419,007	$22,841	$13,852

[1]	Represents net shares sold.
[2]	Represents net shares purchased.

(r)	Current yield as of period end.

See Notes to Financial Statements.

114	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

•

For Fund compliance purposes, the Fund’s industry classifications refer to one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

Reverse repurchase agreements

Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
BNP Paribas Securities Corp.	0.25%	12/30/16	1/03/17	$ 821,651	$ 821,663	U.S. Treasury Obligations	Overnight
Credit Suisse Securities (USA) LLC	(2.00)%	12/30/16	1/03/17	846,228	846,134	U.S. Treasury Obligations	Overnight
Deutsche Bank Securities, Inc.	(0.95)%	12/30/16	1/03/17	1,256,796	1,256,729	U.S. Treasury Obligations	Overnight
J.P. Morgan Securities LLC	(1.00)%	12/30/16	1/03/17	388,969	388,947	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.69)%	12/30/16	1/03/17	777,504	777,474	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(2.54)%	12/30/16	1/03/17	1,520,113	1,519,898	U.S. Treasury Obligations	Overnight
Total				$5,611,261	$5,610,845

Derivative Financial Instruments Outstanding as of Period End

Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(11)	Euro-Bund	March 2017	USD	1,900,724	$ (24,809)
4	Long Gilt British	March 2017	USD	620,295	15,882
6	U.S. Treasury Bonds (30 Year)	March 2017	USD	903,938	4,649
4	U.S. Treasury Notes (10 Year)	March 2017	USD	497,125	2,026
2	U.S. Treasury Notes (2 Year)	March 2017	USD	433,375	(71)
18	U.S. Treasury Notes (5 Year)	March 2017	USD	2,117,953	(1,298)
4	U.S. Ultra Treasury Bonds	March 2017	USD	641,000	(4,860)
1	Euro Dollar	December 2017	USD	246,200	261
(2)	Euro Dollar	September 2018	USD	490,625	772
(1)	Euro Dollar	December 2018	USD	245,000	(364)
Total					$ (7,812)

Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	155,384	USD	45,396	BNP Paribas S.A.	1/04/17	$ 2,271
BRL	68,200	USD	20,000	Goldman Sachs International	1/04/17	922
BRL	62,343	USD	18,000	Goldman Sachs International	1/04/17	1,125
BRL	135,252	USD	40,000	Goldman Sachs International	1/04/17	1,491
BRL	68,848	USD	20,700	Nomura International PLC	1/04/17	420
BRL	101,865	USD	30,000	Royal Bank of Scotland PLC	1/04/17	1,249
USD	22,698	BRL	79,466	Goldman Sachs International	1/04/17	(1,680)
USD	18,000	BRL	62,415	Goldman Sachs International	1/04/17	(1,147)
USD	21,000	BRL	71,904	Goldman Sachs International	1/04/17	(1,058)
USD	20,700	BRL	69,200	Goldman Sachs International	1/04/17	(528)
USD	20,700	BRL	69,117	Goldman Sachs International	1/04/17	(503)
USD	22,698	BRL	79,235	Morgan Stanley & Co. International PLC	1/04/17	(1,609)
USD	19,150	BRL	65,167	Morgan Stanley & Co. International PLC	1/04/17	(841)
USD	19,150	BRL	64,804	Morgan Stanley & Co. International PLC	1/04/17	(730)
USD	10,000	BRL	33,300	Morgan Stanley & Co. International PLC	1/04/17	(215)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	115

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
USD	23,792	CLP	16,063,169	Royal Bank of Scotland PLC	1/05/17	$ (179)
USD	263,745	EUR	248,000	Goldman Sachs International	1/05/17	2,601
CNH	103,927	USD	15,000	BNP Paribas S.A.	1/06/17	(135)
CNH	53,647	USD	7,740	Citibank N.A.	1/06/17	(67)
CNH	69,315	USD	10,000	HSBC Bank PLC	1/06/17	(86)
CNH	37,425	USD	5,400	JPMorgan Chase Bank N.A.	1/06/17	(47)
CNH	12,893	USD	1,860	Royal Bank of Scotland PLC	1/06/17	(16)
USD	67,200	CNH	464,474	HSBC Bank PLC	1/06/17	767
USD	21,276	GBP	17,000	Citibank N.A.	1/09/17	319
EUR	14,000	USD	15,024	Goldman Sachs International	1/10/17	(278)
RUB	1,216,561	USD	19,000	JPMorgan Chase Bank N.A.	1/10/17	783
USD	14,873	EUR	14,000	Bank of America N.A.	1/10/17	126
USD	19,000	RUB	1,168,880	Morgan Stanley & Co. International PLC	1/10/17	(8)
USD	7,855	IDR	103,333,536	BNP Paribas S.A.	1/11/17	199
USD	5,139	IDR	68,034,636	JPMorgan Chase Bank N.A.	1/11/17	98
EUR	10,497	USD	11,461	Deutsche Bank AG	1/12/17	(403)
EUR	20,000	USD	21,330	Royal Bank of Scotland PLC	1/12/17	(262)
USD	7,042	EUR	6,667	Goldman Sachs International	1/12/17	19
USD	7,043	EUR	6,667	Goldman Sachs International	1/12/17	20
USD	7,044	EUR	6,667	Goldman Sachs International	1/12/17	21
USD	21,278	EUR	20,000	Goldman Sachs International	1/12/17	210
EUR	49,000	USD	52,242	JPMorgan Chase Bank N.A.	1/13/17	(622)
RUB	516,400	USD	8,000	Bank of America N.A.	1/13/17	392
RUB	64,340	USD	1,000	Deutsche Bank AG	1/13/17	46
RUB	461,952	USD	7,200	Deutsche Bank AG	1/13/17	307
RUB	2,587,856	USD	40,000	Deutsche Bank AG	1/13/17	2,055
RUB	3,101,259	USD	49,000	JPMorgan Chase Bank N.A.	1/13/17	1,398
USD	52,270	EUR	49,000	Morgan Stanley & Co. International PLC	1/13/17	650
USD	14,008	RUB	856,737	HSBC Bank PLC	1/13/17	86
USD	49,000	RUB	2,996,644	HSBC Bank PLC	1/13/17	302
USD	14,092	RUB	862,986	JPMorgan Chase Bank N.A.	1/13/17	68
ZAR	412,506	USD	30,000	Morgan Stanley & Co. International PLC	1/17/17	(75)
IDR	80,610,754	USD	5,903	Bank of America N.A.	1/18/17	62
IDR	111,315,000	USD	8,155	BNP Paribas S.A.	1/18/17	83
IDR	112,720,000	USD	8,258	BNP Paribas S.A.	1/18/17	84
RUB	3,110,030	USD	49,000	JPMorgan Chase Bank N.A.	1/18/17	1,485
USD	8,379	IDR	110,230,000	JPMorgan Chase Bank N.A.	1/18/17	221
USD	8,376	IDR	110,225,656	UBS AG	1/18/17	218
USD	8,259	IDR	108,585,000	UBS AG	1/18/17	223
USD	17,100	INR	1,157,841	Royal Bank of Scotland PLC	1/18/17	75
USD	14,493	RUB	887,281	Bank of America N.A.	1/18/17	90
USD	15,451	RUB	945,740	Citibank N.A.	1/18/17	99
USD	19,056	RUB	1,162,031	Deutsche Bank AG	1/18/17	193
KRW	7,986,600	USD	6,800	Barclays Bank PLC	1/23/17	(187)
USD	23,800	KRW	27,959,764	Royal Bank of Scotland PLC	1/23/17	651
USD	60,390	MXN	1,234,378	Morgan Stanley & Co. International PLC	1/23/17	1,070
USD	26,000	TWD	826,852	Nomura International PLC	1/23/17	316
JPY	1,265,270	USD	11,000	Morgan Stanley & Co. International PLC	1/27/17	(156)

See Notes to Financial Statements.

116	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	33,630	USD	10,000	Goldman Sachs International	2/01/17	$ 229
BRL	33,800	USD	10,000	Morgan Stanley & Co. International PLC	2/01/17	281
USD	10,020	EUR	8,991	Morgan Stanley & Co. International PLC	2/06/17	537
BRL	174,604	USD	50,295	Goldman Sachs International	2/07/17	2,732
MXN	310,773	USD	15,000	Deutsche Bank AG	2/07/17	(94)
MXN	311,280	USD	15,000	UBS AG	2/07/17	(70)
USD	16,314	BRL	54,463	Goldman Sachs International	2/07/17	(227)
USD	74,390	BRL	244,507	Goldman Sachs International	2/07/17	133
USD	19,770	BRL	65,000	Nomura International PLC	2/07/17	30
USD	30,000	MXN	617,520	Goldman Sachs International	2/07/17	382
USD	6,848	IDR	91,380,051	Bank of America N.A.	2/10/17	109
USD	17,952	IDR	241,004,190	Goldman Sachs International	2/10/17	179
USD	26,469	IDR	354,026,841	Goldman Sachs International	2/10/17	361
USD	5,678	IDR	76,027,417	HSBC Bank PLC	2/10/17	71
USD	26,580	IDR	357,208,515	HSBC Bank PLC	2/10/17	237
USD	17,594	IDR	236,017,896	Standard Chartered Bank	2/10/17	188
USD	17,985	IDR	241,272,271	Standard Chartered Bank	2/10/17	192
USD	5,816	IDR	77,842,265	UBS AG	2/10/17	75
EUR	842	USD	908	Goldman Sachs International	2/14/17	(20)
EUR	8,440	USD	9,089	UBS AG	2/14/17	(184)
USD	57,687	EUR	52,003	Citibank N.A.	2/14/17	2,818
IDR	121,245,000	USD	8,780	BNP Paribas S.A.	2/16/17	154
IDR	131,699,681	USD	9,537	BNP Paribas S.A.	2/16/17	167
USD	12,208	IDR	163,644,234	JPMorgan Chase Bank N.A.	2/16/17	151
USD	52,397	IDR	693,738,549	Morgan Stanley & Co. International PLC	2/16/17	1,284
RUB	1,551,600	EUR	24,000	Société Générale	2/22/17	(323)
USD	240,000	CNH	1,691,810	Westpac Banking Corp.	3/15/17	2,127

Total	$23,502

OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	Citibank N.A.	1/05/17	USD	1.13	EUR	938	—
USD Currency	Call	JPMorgan Chase Bank N.A.	1/09/17	CAD	1.35	USD	30	$146
USD Currency	Call	Citibank N.A.	1/20/17	TRY	3.45	USD	35	1,010
USD Currency	Call	BNP Paribas S.A.	1/23/17	TWD	32.00	USD	50	704
USD Currency	Call	Goldman Sachs International	1/23/17	INR	69.00	USD	50	83
USD Currency	Call	Citibank N.A.	2/22/17	CAD	1.36	USD	55	532
USD Currency	Put	UBS AG	1/05/17	JPY	116.50	USD	30	178
EUR Currency	Put	Citibank N.A.	1/13/17	USD	1.06	EUR	30	312
USD Currency	Put	Morgan Stanley & Co. International PLC	1/13/17	BRL	3.45	USD	30	1,660
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	65.00	USD	40	2,482
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.34	USD	40	1,238
USD Currency	Put	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.37	USD	40	1,454
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.35	USD	40	1,332
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	836	12,633
Total								$23,764

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	117

Schedule of Investments (continued)	BlackRock Total Return Portfolio

OTC Options Written

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
EUR Currency	Call	BNP Paribas S.A.	1/05/17	USD	1.13	EUR	938	—
USD Currency	Call	Goldman Sachs International	1/20/17	TRY	3.60	USD	35	$(291)
USD Currency	Call	JPMorgan Chase Bank N.A.	2/17/17	BRL	3.50	USD	40	(252)
USD Currency	Put	Deutsche Bank AG	1/17/17	RUB	62.50	USD	50	(1,294)
USD Currency	Put	Morgan Stanley & Co. International PLC	2/14/17	BRL	3.18	USD	60	(504)
USD Currency	Put	Goldman Sachs International	2/21/17	BRL	3.15	USD	50	(344)
Total								$(2,685)

Centrally Cleared Credit Default Swaps — Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	USD	365	$(1,939)

Centrally Cleared Credit Default Swaps — Sell Protection

Index	Receive Fixed Rate	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Unrealized Appreciation
CDX.NA.HY Series 27 Version 1	5.00%	12/20/21	B+	USD	1,238	$36,356

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Expiration Date	Notional Amount (000)		Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	1/12/17	USD	3,506	$(14,174)
3.39%[1]	UK RPI All Items Monthly	10/15/21	GBP	234	780
3.39%[1]	UK RPI All Items Monthly	10/15/21	GBP	234	699
3.37%[1]	UK RPI All Items Monthly	10/15/21	GBP	230	1,084
2.13%[2]	3-month LIBOR	8/25/25	USD	20	(84)
2.27%[1]	3-month LIBOR	9/11/25	USD	31	(212)
3.46%[2]	UK RPI All Items Monthly	10/15/26	GBP	234	(1,411)
3.45%[2]	UK RPI All Items Monthly	10/15/26	GBP	234	(1,874)
3.43%[2]	UK RPI All Items Monthly	10/15/26	GBP	230	(2,442)
Total					$(17,634)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

See Notes to Financial Statements.

118	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

OTC Credit Default Swaps — Buy Protection

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	6/20/20	USD	66	$243	$402	$ (159)
United Mexican States	1.00%	Bank of America N.A.	9/20/20	USD	66	403	615	(212)
Loews Corp.	1.00%	Barclays Bank PLC	12/20/20	USD	35	(1,054)	(979)	(75)
Valero Energy Corp.	1.00%	Morgan Stanley Capital Services LLC	12/20/20	USD	35	(259)	685	(944)
HSBC Holdings PLC ADR	1.00%	Bank of America N.A.	12/20/21	EUR	60	(973)	(897)	(76)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	172	(2,790)	(2,362)	(428)
HSBC Holdings PLC ADR	1.00%	BNP Paribas S.A.	12/20/21	EUR	120	(1,946)	(1,296)	(650)
HSBC Holdings PLC ADR	1.00%	Citibank N.A.	12/20/21	EUR	74	(1,200)	(1,049)	(151)
HSBC Holdings PLC ADR	1.00%	Citibank N.A.	12/20/21	EUR	36	(584)	(510)	(74)
HSBC Holdings PLC ADR	1.00%	Credit Suisse International	12/20/21	EUR	130	(2,109)	(1,836)	(273)
Prudential Financial, Inc.	1.00%	Citibank N.A.	12/20/21	USD	123	(930)	1,154	(2,084)
Republic of Argentina	5.00%	Bank of America N.A.	12/20/21	USD	4	(150)	(192)	42
Republic of Argentina	5.00%	Citibank N.A.	12/20/21	USD	33	(1,430)	(1,061)	(369)
Republic of South Africa	1.00%	Bank of America N.A.	12/20/21	USD	30	1,575	2,195	(620)
Republic of South Africa	1.00%	Barclays Bank PLC	12/20/21	USD	165	8,663	12,001	(3,338)
Republic of South Africa	1.00%	Citibank N.A.	12/20/21	USD	70	3,675	5,121	(1,446)
Republic of South Africa	1.00%	Goldman Sachs International	12/20/21	USD	15	788	1,091	(303)
Republic of South Africa	1.00%	HSBC Bank PLC	12/20/21	USD	30	1,575	2,214	(639)
Republic of South Africa	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	70	3,675	5,121	(1,446)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	34	148	338	(190)
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	11	47	93	(46)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	149	640	570	70
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	42	182	182	—
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	23	99	103	(4)
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	14	63	55	8
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	12	50	44	6
Republic of the Philippines	1.00%	Barclays Bank PLC	12/20/21	USD	6	25	22	3
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	35	153	268	(115)
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	17	72	71	1
Republic of the Philippines	1.00%	Citibank N.A.	12/20/21	USD	8	35	20	15
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	33	143	81	62
Republic of the Philippines	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	15	66	66	—
Republic of the Philippines	1.00%	UBS AG	12/20/21	USD	14	62	54	8
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	25	878	1,461	(583)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	25	878	1,461	(583)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	25	878	1,468	(590)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	25	878	1,468	(590)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	25	878	1,472	(594)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	15	527	881	(354)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	175	292	(117)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	176	294	(118)
Russian Federation	1.00%	Bank of America N.A.	12/20/21	USD	5	175	294	(119)
Russian Federation	1.00%	JPMorgan Chase Bank N.A.	12/20/21	USD	15	527	849	(322)
Standard Chartered PLC	1.00%	BNP Paribas S.A.	12/20/21	EUR	120	932	1,099	(167)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	207	1,608	1,640	(32)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	150	1,165	1,449	(284)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	63	490	938	(448)
Standard Chartered PLC	1.00%	Citibank N.A.	12/20/21	EUR	57	443	906	(463)
Standard Chartered PLC	1.00%	JPMorgan Chase Bank N.A.	12/20/21	EUR	35	272	337	(65)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	119

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Issuer	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
CMBX.NA Series 8 AAA	0.50%	Credit Suisse International	10/17/57	USD	20	$ 228	$ 892	$ (664)
CMBX.NA Series 8 AAA	0.50%	Morgan Stanley Capital Services LLC	10/17/57	USD	10	114	224	(110)
CMBX.NA Series 9 AAA	0.50%	Goldman Sachs International	9/17/58	USD	10	219	320	(101)
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	40	14	(30)	44
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	40	13	13	—
CMBX.NA Series 6 AAA	0.50%	Deutsche Bank AG	5/11/63	USD	30	10	6	4
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	10	564	659	(95)
CMBX.NA Series 6 BBB-	3.00%	J.P. Morgan Securities LLC	5/11/63	USD	10	564	659	(95)
Total						$21,563	$41,436	$(19,873)

OTC Credit Default Swaps — Sell Protection

Issuer/Index	Receive Fixed Rate	Counterparty	Expiration Date	Credit Rating[1]	Notional Amount (000)[2]		Value	Premiums Received	Unrealized Appreciation (Depreciation)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19	BB-	USD	50	$(2,480)	$(772)	$ (1,708)
Transocean Ltd.	1.00%	Goldman Sachs International	6/20/19		USD	10	(496)	(154)	(342)
United Mexican States	1.00%	Bank of America N.A.	6/20/20	BBB+	USD	66	(242)	(465)	223
United Mexican States	1.00%	JPMorgan Chase Bank N.A.	9/20/20	BBB+	USD	66	(403)	(536)	133
CMBX.NA Series 3 AM	0.50%	Credit Suisse International	12/13/49	BBB+	USD	91	(1,811)	(8,143)	6,332
CMBX.NA Series 4 AM	0.50%	Deutsche Bank AG	2/17/51	BB+	USD	50	(1,245)	(6,768)	5,523
Total							$(6,677)	$(16,838)	$10,161

[1]	Using S&P’s rating of the issuer or the underlying securities of the index, as applicable.

[2]	The maximum potential amount the Fund may pay should a negative credit event take place as defined under the terms of the agreement.

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	602	$(60)	—	$ (60)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	33	3	—	3
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	516	(8)	—	(8)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	310	(86)	—	(86)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	258	(84)	—	(84)
1.69%[1]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	(187)	—	(187)
1.92%[2]	3-month KRW Certificate of Deposit	Deutsche Bank AG	11/10/17	KRW	100,213	379	$116	263
12.08%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	470	(303)	—	(303)
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	584	(416)	—	(416)
4.55%[1]	28-day MXIBTIIE	Barclays Bank PLC	3/21/18	MXN	408	597	6	591
4.85%[1]	28-day MXIBTIIE	Bank of America N.A.	11/01/18	MXN	358	714	1	713
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	1,426	(270)	—	(270)

See Notes to Financial Statements.

120	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.04%[2]	28-day MXIBTIIE	Goldman Sachs International	11/21/18	MXN	3,015	$ (465)	—	$ (465)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	1,688	(201)	—	(201)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	1,406	(180)	—	(180)
7.10%[2]	28-day MXIBTIIE	Citibank N.A.	11/22/18	MXN	1,688	(169)	$ (3)	(166)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	2,400	(505)	(4)	(501)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	1,361	(287)	(3)	(284)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	1,417	(274)	(3)	(271)
6.85%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/29/18	MXN	2,857	(933)	(5)	(928)
6.89%[2]	28-day MXIBTIIE	Goldman Sachs International	11/30/18	MXN	1,507	(442)	(8)	(434)
6.93%[2]	28-day MXIBTIIE	Bank of America N.A.	11/30/18	MXN	2,056	(531)	(11)	(520)
12.46%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/19	BRL	206	1,225	—	1,225
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	61	(148)	—	(148)
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	123	(270)	—	(270)
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	65	(134)	—	(134)
11.03%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	116	(225)	—	(225)
11.04%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	118	(222)	—	(222)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	221	(367)	—	(367)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	61	(100)	—	(100)
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	11	8	—	8
11.77%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	89	449	—	449
11.80%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	63	336	—	336
11.81%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	63	342	—	342
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	169	870	—	870
12.01%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	89	637	—	637
12.10%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	69	549	—	549
12.17%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	121	1,046	—	1,046
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/27/20	USD	200	6,233	—	6,233
3.27%[1]	3-month LIBOR	Deutsche Bank AG	5/16/21	USD	210	(12,905)	—	(12,905)
3.25%[1]	3-month LIBOR	UBS AG	7/05/21	USD	300	(21,667)	—	(21,667)
2.16%[1]	3-month LIBOR	Bank of America N.A.	5/28/23	USD	100	(434)	—	(434)
2.31%[1]	3-month LIBOR	Deutsche Bank AG	5/31/23	USD	100	(1,369)	—	(1,369)
2.32%[2]	3-month LIBOR	Bank of America N.A.	5/31/23	USD	200	2,832	—	2,832
5.73%[1]	28-day MXIBTIIE	Bank of America N.A.	1/03/25	MXN	336	2,064	5	2,059
6.43%[2]	28-day MXIBTIIE	Bank of America N.A.	6/06/25	MXN	262	(1,131)	(4)	(1,127)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	6/09/25	MXN	131	(600)	(1)	(599)
6.32%[2]	28-day MXIBTIIE	Morgan Stanley Capital Services LLC	7/17/25	MXN	633	(2,955)	(3)	(2,952)
6.33%[2]	28-day MXIBTIIE	Citibank N.A.	7/17/25	MXN	316	(1,469)	(2)	(1,467)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	1,180	5,594	6	5,588
6.27%[2]	28-day MXIBTIIE	Bank of America N.A.	12/05/25	MXN	36	(182)	(1)	(181)

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	121

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
7.78%[1]	28-day MXIBTIIE	Citibank N.A.	11/11/26	MXN	368	$ 164	—	$ 164
7.78%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	436	195	—	195
7.80%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	219	83	—	83
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	295	(608)	$ 2	(610)
8.71%[1]	3-month JIBAR	JPMorgan Chase Bank N.A.	11/14/26	ZAR	245	(501)	1	(502)
7.69%[1]	28-day MXIBTIIE	Citibank N.A.	11/18/26	MXN	153	116	—	116
7.69%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/18/26	MXN	354	269	1	268
7.75%[1]	28-day MXIBTIIE	Goldman Sachs International	11/20/26	MXN	382	221	3	218
7.77%[1]	28-day MXIBTIIE	Bank of America N.A.	11/20/26	MXN	536	266	5	261
Total						$(25,496)	$98	$(25,594)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls
		Notional (000)
					Premiums
	Contracts	EUR	GBP	USD	Received

Outstanding options, beginning of year	—	—	—	—	—
Options written	16,354	4,074	1,750	5,312	$118,544
Options expired	(16,308)	(2,696)	—	(1,030)	(21,980)
Options closed	(46)	(440)	(1,750)	(4,207)	(89,165)

Outstanding options, end of year	—	938	—	75	$7,399

	Puts
		Notional (000)
					Premiums
	Contracts	AUD	EUR	USD	Received

Outstanding options, beginning of year	—	—	—	—	—
Options written	197	2,142	1,336	16,198	$142,139
Options expired	(55)	(820)	(896)	(100)	(29,872)
Options closed	(142)	(1,322)	(440)	(15,938)	(111,323)

Outstanding options, end of year	—	—	—	160	$944

See Notes to Financial Statements.

122	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$23,590	—	$23,590
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$35,252	—	—	35,252
Options purchased	Investments at value — unaffiliated[2]	—	—	—	23,764	—	—	23,764
Swaps - centrally cleared	Net unrealized appreciation[1]	—	$ 36,356	—	—	—	$2,563	38,919
Swaps - OTC	Unrealized appreciation on OTC swaps Swap premiums paid	—	64,122	—	—	25,195	—	89,317

Total		—	$100,478	—	$59,016	$48,785	$2,563	$210,842

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$ 31,402	—	$31,402
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$11,750	—	—	11,750
Options written	Options written, at value	—	—	—	2,685	—	—	2,685
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$1,939	—	—	14,470	$5,727	22,136
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	49,236	—	—	50,691	—	99,927

Total		—	$ 51,175	—	$14,435	$ 96,563	$5,727	$167,900

[1]

Includes cumulative depreciation on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$ 64,751	—	$64,751
Foreign currency transactions	—	—	—	$ 21,957	—	—	21,957
Options purchased[1]	—	—	—	(70,282)	96,237	—	25,955
Options written	—	—	—	47,492	(79,771)	—	(32,279)
Swaps	—	$(38,581)	—	(1,327)	118,230	—	78,322

Total	—	$(38,581)	—	$ (2,160)	$199,447	—	$158,706

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$ (10,916)	—	$(10,916)
Foreign currency translations	—	—	—	$ 28,453	—	—	28,453
Options purchased[1]	—	—	—	4,190	2,849	—	7,039
Options written	—	—	—	5,658	—	—	5,658
Swaps	—	$47,161	—	—	10,547	$(3,164)	54,544

Total	—	$47,161	—	$ 38,301	$ 2,480	$(3,164)	$84,778

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	123

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$8,598,362
Average notional value of contracts - short	$3,341,698
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$2,913,874
Average amounts sold - USD	$1,640,005
Options:
Average value of option contracts purchased	$28,809
Average value of option contracts written	$12,827
Average notional value of swaption contracts purchased	$224,250
Credit default swaps:
Average notional value - buy protection	$3,549,595
Average notional value - sell protection	$3,242,250
Interest rate swaps:
Average notional value - pays fixed rate	$7,456,732
Average notional value - receives fixed rate	$4,232,962
Total return swaps:
Average notional value	$500,455

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 17,192		$ 397
Forward foreign currency exchange contracts	35,252		11,750
Options	23,764	[1]	2,685
Swaps - Centrally cleared	—		657
Swaps - OTC[2]	89,317		99,927

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$165,525		$115,416
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(17,192)		(1,054)

Total derivative assets and liabilities subject to an MNA	$148,333		$114,362

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 21,155	$ (9,697)	—	—	$11,458
Barclays Bank PLC	13,661	(4,583)	—	—	9,078
BNP Paribas S.A.	17,394	(5,038)	—	—	12,356
Citibank N.A.	17,951	(11,529)	—	—	6,422
Credit Suisse International	7,224	(7,224)	—	—	—
Deutsche Bank AG	22,879	(22,879)	—	—	—
Goldman Sachs International	13,472	(10,830)	—	—	2,642
HSBC Bank PLC	3,677	(725)	—	—	2,952
J.P. Morgan Securities LLC	1,318	(190)	—	—	1,128
JPMorgan Chase Bank N.A.	15,969	(6,956)	—	—	9,013
Morgan Stanley & Co. International PLC	6,720	(4,138)	—	—	2,582
Morgan Stanley Capital Services LLC	909	(909)	—	—	—
Nomura International PLC	766	—	—	—	766
Royal Bank of Scotland PLC	1,975	(457)	—	—	1,518
Standard Chartered Bank	380	—	—	—	380
UBS AG	756	(756)	—	—	—
Westpac Banking Corp.	2,127	—	—	—	2,127

Total	$148,333	$(85,911)	—	—	$62,422

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

124	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock Total Return Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 9,697	$ (9,697)	—	—	—
Barclays Bank PLC	4,583	(4,583)	—	—	—
BNP Paribas S.A.	5,038	(5,038)	—	—	—
Citibank N.A.	11,529	(11,529)	—	—	—
Credit Suisse International	10,916	(7,224)	—	—	$ 3,692
Deutsche Bank AG	23,050	(22,879)	—	—	171
Goldman Sachs International	10,830	(10,830)	—	—	—
HSBC Bank PLC	725	(725)	—	—	—
J.P. Morgan Securities LLC	190	(190)	—	—	—
JPMorgan Chase Bank N.A.	6,956	(6,956)	—	—	—
Morgan Stanley & Co. International PLC	4,138	(4,138)	—	—	—
Morgan Stanley Capital Services LLC	4,009	(909)	—	—	3,100
Royal Bank of Scotland PLC	457	(457)	—	—	—
Société Générale	323	—	—	—	323
UBS AG	21,921	(756)	—	—	21,165

Total	$114,362	$(85,911)	—	—	$28,451

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments[1] :
Asset-Backed Securities	—	$5,509,651	$1,579,936	$7,089,587
Corporate Bonds	—	13,886,463	—	13,886,463
Foreign Agency Obligations	—	361,644	—	361,644
Foreign Government Obligations	—	1,589,127	—	1,589,127
Non-Agency Mortgage-Backed Securities	—	3,501,595	566,628	4,068,223
Other Interests	—	—	—	—
Preferred Securities	$280,197	67,210	—	347,407
Taxable Municipal Bonds	—	2,103,644	—	2,103,644
U.S. Government Sponsored Agency Securities	—	25,820,449	—	25,820,449
U.S. Treasury Obligations	—	15,335,093	—	15,335,093
Short-Term Securities:
Borrowed Bond Agreements	—	1,366,314	—	1,366,314
Certificates of Deposit	—	911,458	—	911,458
Commercial Paper	—	150,285	—	150,285
Money Market Funds	419,007	—	—	419,007
Options Purchased:
Foreign currency exchange contracts	—	23,764	—	23,764
Liabilities:
Investments:
Borrowed Bonds	—	(1,375,611)	—	(1,375,611)
TBA Sale Commitments	—	(10,285,129)	—	(10,285,129)

Total	$699,204	$58,965,957	$2,146,564	$61,811,725

[1]	See above Schedule of Investments for values in each industry.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	125

Schedule of Investments (concluded)	BlackRock Total Return Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Credit contracts	—	$48,830	—	$48,830
Foreign Currency Exchange Contracts	—	35,252	—	35,252
Interest rate contracts	$23,590	25,049	—	48,639
Other contracts	—	2,563	—	2,563
Liabilities:
Credit contracts	—	(24,125)	—	(24,125)
Foreign Currency Exchange Contracts	—	(14,435)	—	(14,435)
Interest rate contracts	(31,402)	(65,113)	—	(96,515)
Other contracts	—	(5,727)	—	(5,727)

Total	$(7,812)	$2,294	—	$(5,518)

[1]

Derivative financial instruments are swaps, future contracts, forward foreign currency exchange contracts and options written. Swaps, futures contracts and forward foreign currency exchange contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold assets and/or liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $5,610,845 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between Level 1 and Level 2.

A reconciliation of Level 3 investments is presented when the Fund had a significant amount of Level 3 investments at the beginning and/or end of the period in relation to net assets. The following table is a reconciliation of Level 3 investments for which significant unobservable inputs were used in determining fair value:

	Asset- Backed Securities	Non-Agency Mortgage-Backed Securities	Options Purchased	Other Interests	Total
Assets:
Opening Balance, as of December 31, 2015	$984,971	$498,310	—	$39	$1,483,320
Transfers into Level 3	—	—	—	—	—
Transfers out of Level 3	(503,668)	(33,721)	—	—	(537,389)
Accrued discounts/premiums	1,128	2,184	—	—	3,312
Net realized gain (loss)	3,263	1,119	—	—	4,382
Net change in unrealized appreciation (depreciation)[1,2]	6,933	7,060	$(6,153)	(39)	7,801
Purchases	1,188,782	494,128	6,153	—	1,689,063
Sales	(101,473)	(402,452)	—	—	(503,925)

Closing Balance, as of December 31, 2016	$1,579,936	$566,628	—	—	$2,146,564

Net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016[2]	$11,036	$1,241	$(6,153)	$(39)	$6,085

[1]	Included in the related net change in unrealized appreciation (depreciation) in the Statements of Operations.

[2]

Any difference between net change in unrealized appreciation (depreciation) and net change in unrealized appreciation (depreciation) on investments still held at December 31, 2016 is generally due to investments no longer held or categorized as level 3 at year end.

The Fund’s investments that are categorized as Level 3 were valued utilizing third party pricing information without adjustment. Such valuations are based on unobservable inputs. A significant change in third party information could result in a significantly lower or higher value of such Level 3 investments.

See Notes to Financial Statements.

126	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments December 31, 2016	BlackRock U.S. Government Bond Portfolio
(Percentages shown are based on Net Assets)

Asset-Backed Securities		Par (000)	Value
Arbor Realty Commercial Real Estate Notes Ltd., Series 2016-FL1A, Class A, 2.24%, 9/15/26 (a)(b)	USD	170	$170,000
Dryden XXVIII Senior Loan Fund, Series 2013-28A, Class A1L, 2.01%, 8/15/25 (a)(b)		500	498,042
Invitation Homes Trust, Series 2014-SFR3, Class A, 1.94%, 12/17/31 (a)(b)		99	99,467
OCP CLO Ltd., Series 2012-2A, Class A1R, 2.28%, 11/22/25 (a)(b)		600	598,908
Progress Residential Trust, Series 2016-SFR1, Class A, 2.24%, 9/17/33 (a)(b)		349	352,225
SMB Private Education Loan Trust, Series 2015-C, Class A3, 2.65%, 8/16/32 (a)(b)		100	103,615
Tricon American Homes Trust, Series 2015-SFR1, Class A, 1.99%, 5/17/32 (a)(b)		189	188,070
Washington Mill CLO Ltd., Series 2014-1A, Class A1, 2.38%, 4/20/26 (a)(b)		400	400,240
Total Asset-Backed Securities — 4.0%			2,410,567

Corporate Bonds
Banks — 0.3%
Bank of Scotland PLC, 5.25%, 2/21/17 (a)		150	150,876

Foreign Agency Obligations
Mexico — 0.0%
Petroleos Mexicanos, 6.50%, 3/13/27 (a)		13	13,410

Non-Agency Mortgage-Backed Securities
Commercial Mortgage-Backed Securities — 3.0%
Banc of America Commercial Mortgage Trust, Series 2007-1, Class A4, 5.45%, 1/15/49		6	6,359
BHMS Mortgage Trust, Series 2014-ATLS, Class AFL, 2.13%, 7/05/33 (a)(b)		600	600,563
Cosmopolitan Hotel Trust, Series 2016-CSMO, Class A, 2.10%, 11/15/33 (a)(b)		230	231,153
Credit Suisse Mortgage Capital Certificates, Series 2016-MFF, Class A, 2.14%, 11/15/33 (a)(b)		100	100,148
GAHR Commercial Mortgage Trust, Series 2015-NRF, Class AFL1, 2.00%, 12/15/34 (a)(b)		793	793,899
LMREC, Inc., Series 2016-CRE2, Class A, 2.29%, 11/24/31 (a)(b)		100	100,126

			1,832,248
Interest Only Commercial Mortgage-Backed Securities — 1.7%
CFCRE Commercial Mortgage Trust, Series 2016-C4, Class XA, 1.77%, 5/10/58 (b)		633	73,417
Commercial Mortgage Pass-Through Certificates: Series 2014-CR14, Class XA, 0.84%, 2/10/47 (b)		1,085	36,413
Series 2015-CR22, Class XA, 1.02%, 3/10/48 (b)		1,876	102,637
Series 2015-CR24, Class XA, 0.88%, 8/10/48 (b)		1,183	64,635
Series 2015-CR25, Class XA, 0.96%, 8/10/48 (b)		1,783	107,073
Series 2015-LC21, Class XA, 0.87%, 7/10/48 (b)		5,923	265,150

Non-Agency Mortgage-Backed Securities		Par (000)	Value
Interest Only Commercial Mortgage-Backed Securities (continued)
Core Industrial Trust:
Series 2015-CALW, Class XA, 0.81%, 2/10/34 (a)(b)	USD	3,120	$114,786
Series 2015-TEXW, Class XA, 0.77%, 2/10/34 (a)(b)		2,600	91,379
Series 2015-WEST, Class XA, 0.93%, 2/10/37 (a)(b)		1,300	82,179
FREMF Mortgage Trust, Series 2015-K718, Class X2A, 0.10%, 2/25/22 (a)(b)		18,696	77,750

			1,015,419
Total Non-Agency Mortgage-Backed Securities — 4.7%			2,847,667

U.S. Government Sponsored Agency Securities
Agency Obligations — 0.7%
Federal Home Loan Bank, 4.00%, 4/10/28		400	437,756
Collateralized Mortgage Obligations — 0.3%
Ginnie Mae, Series 2014-107, Class WX, 6.81%, 7/20/39 (b)		182	212,584
Interest Only Commercial Mortgage-Backed Securities — 0.6%
Freddie Mac:
Series K043, Class X1, 0.55%, 12/25/24 (b)		2,587	94,996
Series K718, Class X1, 0.65%, 1/25/22 (b)		331	9,058
Ginnie Mae:
Series 2002-83, Class IO, 0.00%, 10/16/42-11/16/43 (b)(c)		2,715	111
Series 2016-137, Class IO, 0.95%, 10/16/56 (b)		598	47,659
Series 2016-140, Class IO, 0.94%, 5/16/58 (b)		598	46,779
Series 2016-143, Class IO, 1.01%, 10/16/56-8/16/58 (b)		1,799	152,988

			351,591
Mortgage-Backed Securities — 70.7%
Fannie Mae Mortgage-Backed Securities:
2.50%, 4/01/30-1/01/32 (d)		1,834	1,837,739
2.81%, 3/01/41 (b)		44	46,243
3.00%, 4/01/29-1/01/47 (d)		6,380	6,391,547
3.13%, 9/01/41 (b)		47	49,154
3.14%, 12/01/40 (b)		52	54,790
3.50%, 7/01/26-1/01/47 (d)		7,221	7,445,225
4.00%, 2/01/25-1/01/47 (d)		4,167	4,401,626
4.50%, 6/01/26-1/01/47 (d)		1,246	1,346,480
5.00%, 2/01/35-12/01/43		912	999,746
5.50%, 11/01/21-9/01/39		519	575,234
6.00%, 4/01/35-9/01/40		352	402,227
6.50%, 5/01/40		81	92,193
Freddie Mac Mortgage-Backed Securities:
2.50%, 3/01/30-1/01/32 (d)		582	583,219
2.76%, 10/01/45 (b)		145	148,068
3.00%, 1/01/30-1/01/47 (b)(d)		2,443	2,450,262
3.50%, 1/01/32-1/01/47 (d)		2,281	2,344,144
4.00%, 8/01/40-1/01/47 (d)		3,692	3,880,909
4.50%, 2/01/39-1/01/47 (d)		443	476,676
5.00%, 11/01/41		185	201,629
5.50%, 6/01/41		177	196,949
8.00%, 3/01/30-6/01/31		17	17,552

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	127

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

U.S. Government Sponsored Agency Securities		Par (000)	Value
Mortgage-Backed Securities (continued)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47 (d)	USD	2,676	$2,709,220
3.50%, 12/20/41-1/15/47 (d)		2,675	2,782,665
4.00%, 10/20/40-1/15/47 (d)		1,209	1,286,675
4.50%, 12/20/39-2/15/42		1,771	1,910,375
5.00%, 7/15/39-7/20/44		108	118,309

			42,748,856
Total U.S. Government Sponsored Agency Securities — 72.3%			43,750,787

U.S. Treasury Obligations
U.S. Treasury Bonds:
2.50%, 5/15/46		2,162	1,920,865
2.25%, 8/15/46		2,203	1,852,326
2.88%, 11/15/46		1,480	1,429,087
U.S. Treasury Inflation Indexed Notes, 0.13%, 4/15/20		2,209	2,231,815
U.S. Treasury Notes:
0.75%, 9/30/18-10/31/18		4,709	4,676,317
0.88%, 9/15/19		2,064	2,036,992
1.00%, 10/15/19-11/15/19		467	461,752
1.13%, 9/30/21		1,653	1,594,820
1.25%, 10/31/21 (e)		2,587	2,508,195
1.75%, 11/30/21 (e)		2,792	2,771,367
1.38%, 9/30/23		1,512	1,431,378
1.63%, 10/31/23-5/15/26		2,651	2,525,166
1.50%, 8/15/26		3,652	3,359,165
2.00%, 11/15/26 (e)		1,021	982,353
Total U.S. Treasury Obligations — 49.2%			29,781,598
Total Long-Term Investments (Cost — $79,920,862) — 130.5%			78,954,905

Short-Term Securities
Borrowed Bond Agreements — 0.4%(f)
Amherst Pierpont Securities LLC, 0.00%, 1/03/17		31	30,768
(Purchased on 12/30/16 to be repurchased at $30,768, collateralized by U.S. Treasury Notes, 2.13% due at 11/30/23, par and fair value of USD 31,000 and $30,794, respectively)
Deutsche Bank Securities, Inc., 0.00%, 1/03/17		232	232,418
(Purchased on 12/30/16 to be repurchased at $232,418, collateralized by U.S. Treasury Notes, 1.00% due at 11/30/18, par and fair value of USD 233,000 and $232,254, respectively)

			263,186

Certificates of Deposit		Par (000)	Value
Yankee — 1.4%(g)
Bank of Tokyo-Mitsubishi UFJ Ltd., New York, 1.54%, 8/17/17 (b)	USD	170	$170,272
Cooperatieve Rabobank UA, New York, 1.41%, 8/16/17 (b)		170	170,234
Credit Industriel et Commercial, New York, 1.51%, 8/16/17 (b)		170	170,395
Credit Suisse AG, New York, 1.69%, 8/16/17 (b)		80	80,120
Credit Suisse AG, New York, 1.72%, 8/24/17 (b)		80	80,115
Skandinaviska Enskilda Banken AB, New York, 1.39%, 8/17/17 (b)		170	170,266
Total Certificates of Deposit — 1.4%			841,402

Commercial Paper(h) — 0.3%
Sumitomo Mitsui Trust Bank Ltd., (New York Branch), 1.53%, 8/16/17		170	170,323
Total Short-Term Securities (Cost — $1,273,186) — 2.1%			1,274,911

Options Purchased
(Cost — $8,606) — 0.0%			16,417
Total Investments Before Borrowed Bonds, TBA Sale Commitments and Options Written (Cost — $81,202,654) — 132.6%			80,246,233

Borrowed Bonds
U.S. Treasury Obligations — (0.4)%
U.S. Treasury Notes,
1.00%, 11/30/18		233	(232,254)
2.13%, 11/30/23		31	(30,794)
Total Borrowed Bonds (Proceeds — $263,099) — (0.4)%			(263,048)

TBA Sale Commitments (d)
Fannie Mae Mortgage-Backed Securities:
2.50%, 1/01/32		261	(261,413)
3.00%, 1/01/32-1/01/47		3,461	(3,444,396)
3.50%, 1/01/32-1/01/47		5,071	(5,215,997)
4.00%, 1/01/47		3,542	(3,722,159)
4.50%, 1/01/47		507	(545,089)
5.00%, 1/01/47		12	(13,073)

See Notes to Financial Statements.

128	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

TBA Sale Commitments		Par (000)	Value
5.50%, 1/01/47	USD	74	(82,261)
6.00%, 1/01/47		69	(78,132)
Freddie Mac Mortgage-Backed Securities:
3.00%, 1/01/31-1/01/47		308	(306,896)
3.50%, 1/01/31-1/01/47		410	(420,839)
4.00%, 1/01/47		1,330	(1,396,915)
Ginnie Mae Mortgage-Backed Securities:
3.00%, 1/15/47		64	(64,801)
3.50%, 1/15/47		176	(182,975)
4.00%, 1/15/47		47	(49,913)
4.50%, 1/15/47		477	(509,104)
Total TBA Sale Commitments (Proceeds — $16,249,325) — (26.9)%			(16,293,963)

Options Written	Value
(Premiums Received — $66,011) — (0.1)%	(59,318)
Total Investments Net of Borrowed Bonds, TBA Sale Commitments and Options Written — 105.2%	63,629,904
Liabilities in Excess of Other Assets — (5.2)%	(3,124,184)

Net Assets — 100.0%	$60,505,720

Notes to Schedule of Investments

(a)	Security exempt from registration pursuant to Rule 144A under the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration to qualified institutional investors.

(b)	Variable rate security. Rate as of period end. (c) Zero-coupon bond.

(d)	Represents or includes a TBA transaction. As of period end, unsettled TBA transactions were as follows:

Counterparty	Value	Unrealized Appreciation (Depreciation)
Barclays Capital, Inc.	$38,019	$2,480
BNP Paribas Securities Corp.	$(285,365)	$(216)
Citigroup Global Markets, Inc.	$387,663	$(358)
Credit Suisse Securities (USA) LLC	$(1,868,199)	$1,347
Daiwa Capital Markets America, Inc.	$611,451	$(205)
Deutsche Bank Securities, Inc.	$105,033	$80
Goldman Sachs & Co.	$(2,826,438)	$5,633
J.P. Morgan Securities LLC	$3,652,926	$(2,484)
Jefferies LLC	$726,199	$793
Merrill Lynch, Pierce, Fenner & Smith, Inc.	$(142,372)	$(1,839)
Morgan Stanley & Co. LLC	$(48,133)	$780
Nomura Securities International, Inc.	$819,546	$(688)
RBC Capital Markets, LLC	$13,316	$482
Wells Fargo Securities, LLC	$(15,132)	$(421)

(e)	All or a portion of security has been pledged as collateral in connection with outstanding reverse repurchase agreements.

(f)	Certain agreements have no stated maturity and can be terminated by either party at any time.

(g)	Issuer is a U.S. branch of a foreign domiciled bank.

(h)	Rates are discount rates or a range of discount rates at the time of purchase.

•

During the year ended December 31, 2016, investments in issuers considered to be affiliates of the Fund for purposes of Section 2(a)(3) of the Investment Company Act of 1940, as amended, were as follows:

Affiliate	Shares Held at December 31, 2015	Net Activity	Shares Held at December 31, 2016	Value at December 31, 2016	Income
BlackRock Liquidity Funds, TempFund, Institutional Class	—	—	—	—	$4,805
BlackRock Liquidity Funds, T-Fund, Institutional Class	—	—	—	—	1,318
Total					$6,123

•

For Fund compliance purposes, the Fund’s industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or as defined by the investment adviser. These definitions may not apply for purposes of this report, which may combine such industry sub-classifications for reporting ease.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	129

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Reverse repurchase agreements
Counterparty	Interest Rate	Trade Date	Maturity Date	Face Value	Face Value Including Accrued Interest	Type of Non-Cash Underlying Collateral	Remaining Contractual Maturity of the Agreements
Credit Suisse Securities (USA) LLC	(2.00)%	12/30/16	1/03/17	$2,509,002	$2,508,724	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(2.54)%	12/30/16	1/03/17	2,771,259	2,770,868	U.S. Treasury Obligations	Overnight
Merrill Lynch, Pierce, Fenner & Smith, Inc.	(0.69)%	12/30/16	1/03/17	980,160	980,122	U.S. Treasury Obligations	Overnight
Total				$6,260,421	$6,259,714

Derivative Financial Instruments Outstanding as of Period End

      Futures Contracts

Contracts Long (Short)	Issue	Expiration	Notional Value		Unrealized Appreciation (Depreciation)
(9)	Euro-Bund	March 2017	USD	1,555,138	$ (19,407)
8	U.S. Treasury Bonds (30 Year)	March 2017	USD	1,205,250	10,847
(26)	U.S. Treasury Notes (2 Year)	March 2017	USD	5,633,875	4,622
2	U.S. Treasury Notes (5 Year)	March 2017	USD	235,328	14
(41)	U.S. Treasury Notes (10 Year)	March 2017	USD	5,095,531	(43,704)
(11)	U.S. Ultra Treasury Bonds	March 2017	USD	1,762,750	(18,257)
Total					$(65,885)

    Forward Foreign Currency Exchange Contracts

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
BRL	83,298	USD	24,336	BNP Paribas S.A.	1/04/17	$1,217
BRL	34,100	USD	10,000	Goldman Sachs International	1/04/17	461
BRL	67,626	USD	20,000	Goldman Sachs International	1/04/17	746
BRL	49,890	USD	15,000	Nomura International PLC	1/04/17	305
BRL	67,910	USD	20,000	Royal Bank of Scotland PLC	1/04/17	833
USD	12,168	BRL	42,600	Goldman Sachs International	1/04/17	(900)
USD	15,000	BRL	50,145	Goldman Sachs International	1/04/17	(383)
USD	15,000	BRL	50,085	Goldman Sachs International	1/04/17	(365)
USD	12,168	BRL	42,477	Morgan Stanley & Co. International PLC	1/04/17	(863)
USD	17,500	BRL	59,553	Morgan Stanley & Co. International PLC	1/04/17	(769)
USD	17,500	BRL	59,220	Morgan Stanley & Co. International PLC	1/04/17	(667)
USD	12,696	CLP	8,571,704	Royal Bank of Scotland PLC	1/05/17	(96)
CNH	34,642	USD	5,000	BNP Paribas S.A.	1/06/17	(45)
CNH	35,765	USD	5,160	Citibank N.A.	1/06/17	(45)
CNH	48,521	USD	7,000	HSBC Bank PLC	1/06/17	(60)
CNH	24,950	USD	3,600	JPMorgan Chase Bank N.A.	1/06/17	(31)
CNH	8,595	USD	1,240	Royal Bank of Scotland PLC	1/06/17	(11)
USD	36,000	CNH	248,826	HSBC Bank PLC	1/06/17	411
USD	11,264	GBP	9,000	Citibank N.A.	1/09/17	169
EUR	8,000	USD	8,585	Goldman Sachs International	1/10/17	(159)
RUB	640,295	USD	10,000	JPMorgan Chase Bank N.A.	1/10/17	412
USD	8,499	EUR	8,000	Bank of America N.A.	1/10/17	72
USD	10,000	RUB	615,200	Morgan Stanley & Co. International PLC	1/10/17	(4)

See Notes to Financial Statements.

130	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Currency Purchased		Currency Sold		Counterparty	Settlement Date	Unrealized Appreciation (Depreciation)
EUR	10,000	USD	10,665	Royal Bank of Scotland PLC	1/12/17	$ (131)
USD	3,522	EUR	3,333	Goldman Sachs International	1/12/17	10
USD	3,522	EUR	3,333	Goldman Sachs International	1/12/17	10
USD	3,521	EUR	3,333	Goldman Sachs International	1/12/17	10
USD	10,639	EUR	10,000	Goldman Sachs International	1/12/17	105
EUR	26,000	USD	27,720	JPMorgan Chase Bank N.A.	1/13/17	(330)
RUB	258,200	USD	4,000	Bank of America N.A.	1/13/17	196
RUB	128,680	USD	2,000	Deutsche Bank AG	1/13/17	91
RUB	230,976	USD	3,600	Deutsche Bank AG	1/13/17	154
RUB	1,293,928	USD	20,000	Deutsche Bank AG	1/13/17	1,027
RUB	1,645,566	USD	26,000	JPMorgan Chase Bank N.A.	1/13/17	742
USD	27,735	EUR	26,000	Morgan Stanley & Co. International PLC	1/13/17	345
USD	7,378	RUB	451,235	HSBC Bank PLC	1/13/17	45
USD	26,000	RUB	1,590,056	HSBC Bank PLC	1/13/17	160
USD	7,422	RUB	454,527	JPMorgan Chase Bank N.A.	1/13/17	36
ZAR	137,502	USD	10,000	Morgan Stanley & Co. International PLC	1/17/17	(25)
RUB	1,650,220	USD	26,000	JPMorgan Chase Bank N.A.	1/18/17	788
USD	9,000	INR	609,390	Royal Bank of Scotland PLC	1/18/17	40
USD	7,690	RUB	470,802	Bank of America N.A.	1/18/17	48
USD	8,198	RUB	501,822	Citibank N.A.	1/18/17	52
USD	10,111	RUB	616,588	Deutsche Bank AG	1/18/17	102
USD	9,000	KRW	10,573,020	Royal Bank of Scotland PLC	1/23/17	246
USD	14,000	TWD	445,228	Nomura International PLC	1/23/17	170
JPY	690,147	USD	6,000	Morgan Stanley & Co. International PLC	1/27/17	(85)
BRL	16,815	USD	5,000	Goldman Sachs International	2/01/17	115
BRL	16,900	USD	5,000	Morgan Stanley & Co. International PLC	2/01/17	140
MXN	103,591	USD	5,000	Deutsche Bank AG	2/07/17	(31)
MXN	103,760	USD	5,000	UBS AG	2/07/17	(23)
USD	10,000	MXN	205,840	Goldman Sachs International	2/07/17	127
RUB	840,450	EUR	13,000	Société Générale	2/22/17	(175)

Total	$4,187

    OTC Options Purchased

Description	Put/ Call	Counterparty	Expiration Date	Strike Price		Notional Amount (000)		Value
USD Currency	Call	JPMorgan Chase Bank N.A.	1/09/17	CAD	1.35	USD	20	$97
USD Currency	Call	BNP Paribas S.A.	1/23/17	TWD	32.00	USD	30	423
USD Currency	Call	Goldman Sachs International	1/23/17	INR	69.00	USD	30	50
USD Currency	Call	Citibank N.A.	2/22/17	CAD	1.36	USD	29	281
USD Currency	Call	HSBC Bank PLC	3/10/17	CNH	6.92	USD	20	563
USD Currency	Put	UBS AG	1/05/17	JPY	116.50	USD	20	118
EUR Currency	Put	Citibank N.A.	1/13/17	USD	1.06	EUR	20	208
		Morgan Stanley & Co.
USD Currency	Put	International PLC	1/13/17	BRL	3.45	USD	20	1,107
EUR Currency	Put	BNP Paribas S.A.	6/01/17	USD	1.02	EUR	898	13,570
Total								$16,417

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	131

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaptions Written

Description	Counterparty	Put/ Call	Exercise Rate	Pay/Receive Exercise Rate	Floating Rate Index	Expiration Date	Notional Amount (000)		Value
10-Year Interest Rate Swap	Deutsche Bank AG	Call	1.50%	Pay	3-month LIBOR	2/09/18	USD	150	$(759)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.90%	Pay	3-month LIBOR	4/05/18	USD	1,700	(955)
2-Year Interest Rate Swap	Deutsche Bank AG	Call	0.80%	Pay	3-month LIBOR	4/12/18	USD	4,230	(1,829)
10-Year Interest Rate Swap	Deutsche Bank AG	Put	2.50%	Receive	3-month LIBOR	2/09/18	USD	150	(5,061)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.90%	Receive	3-month LIBOR	4/05/18	USD	1,700	(13,113)
2-Year Interest Rate Swap	Deutsche Bank AG	Put	1.80%	Receive	3-month LIBOR	4/12/18	USD	4,230	(37,601)
Total									$(59,318)

Centrally Cleared Credit Default Swaps - Buy Protection

Index	Pay Fixed Rate	Expiration Date	Notional Amount (000)		Unrealized Depreciation
CDX.NA.IG Series 27 Version 1	1.00%	12/20/21	USD	197	$(1,047)

Centrally Cleared Interest Rate Swaps

Fixed Rate	Floating Rate	Effective Date	Expiration Date		Notional Amount (000)	Unrealized Appreciation (Depreciation)
1.26%[1]	3-month LIBOR	N/A	1/12/17	USD	3,847	$(15,553)
1.37%[1]	3-month LIBOR	N/A	11/30/20	USD	1,400	23,962
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	250	835
3.39%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	250	750
3.37%[1]	UK RPI All Items Monthly	N/A	10/15/21	GBP	246	1,161
3.26%[2]	3-month LIBOR	N/A	11/18/24	USD	600	(28,695)
2.13%[2]	3-month LIBOR	N/A	8/25/25	USD	10	(42)
3.46%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	250	(1,505)
3.45%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	250	(2,000)
3.43%[2]	UK RPI All Items Monthly	N/A	10/15/26	GBP	246	(2,606)
1.77%[2]	3-month LIBOR	N/A	12/12/26	USD	1,300	(55,701)
2.38%[1]	3-month LIBOR	N/A	4/24/45	USD	110	4,433
2.39%[1]	3-month LIBOR	N/A	4/24/45	USD	105	3,994
2.83%[2]	3-month LIBOR	N/A	7/10/45	USD	215	13,736
Total						$(57,231)

[1]	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

OTC Credit Default Swaps - Buy Protection

Index	Pay Fixed Rate	Counterparty	Expiration Date	Notional Amount (000)		Market Value	Premiums Paid	Unrealized Depreciation
Republic of the Philippines	1.00%	Bank of America N.A.	12/20/21	USD	231	$1,046	$2,010		$(964)

See Notes to Financial Statements.

132	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

OTC Interest Rate Swaps

Fixed Rate	Floating Rate	Counterparty	Expiration Date	Notional Amount (000)		Value	Premiums Paid (Received)	Unrealized Appreciation (Depreciation)
13.13%[1]	1-day BZDIOVER	Bank of America N.A.	7/03/17	BRL	140	(46)	—	$(46)
12.93%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	281	(4)	—	(4)
13.11%[1]	1-day BZDIOVER	Citibank N.A.	7/03/17	BRL	168	(47)	—	(47)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	322	(32)	—	(32)
12.85%[1]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	7/03/17	BRL	11	1	—	1
12.10%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	312	(222)	—	(222)
12.08%[1]	1-day BZDIOVER	Bank of America N.A.	1/02/18	BRL	251	(162)	—	(162)
7.07%[2]	28-day MXIBTIIE	Citibank N.A.	11/21/18	MXN	820	(105)	—	(105)
7.04%[2]	28-day MXIBTIIE	Goldman Sachs International	11/21/18	MXN	1,759	(271)	—	(271)
7.06%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	984	(103)	—	(103)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/21/18	MXN	832	(157)	—	(157)
7.10%[2]	28-day MXIBTIIE	Citibank N.A.	11/22/18	MXN	984	(92)	$(2)	(90)
6.98%[2]	28-day MXIBTIIE	Citibank N.A.	11/28/18	MXN	1,400	(295)	(3)	(292)
7.00%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	826	(160)	(2)	(158)
6.98%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/28/18	MXN	794	(168)	(2)	(166)
6.85%[2]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/29/18	MXN	1,666	(544)	(3)	(541)
6.93%[2]	28-day MXIBTIIE	Bank of America N.A.	11/30/18	MXN	1,199	(309)	(6)	(303)
6.89%[2]	28-day MXIBTIIE	Goldman Sachs International	11/30/18	MXN	879	(258)	(5)	(253)
11.00%[2]	1-day BZDIOVER	Bank of America N.A.	1/02/20	BRL	66	(145)	—	(145)
11.03%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	62	(120)	—	(120)
11.02%[2]	1-day BZDIOVER	Citibank N.A.	1/02/20	BRL	35	(72)	—	(72)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	116	(193)	—	(193)
11.10%[2]	1-day BZDIOVER	Goldman Sachs International	1/02/20	BRL	32	(52)	—	(52)
11.88%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	89	460	—	460
11.04%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	63	(119)	—	(119)
10.98%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	33	(79)	—	(79)
11.38%[2]	1-day BZDIOVER	JPMorgan Chase Bank N.A.	1/02/20	BRL	14	10	—	10
2.50%[2]	3-month LIBOR	Deutsche Bank AG	9/30/20	USD	300	9,541	—	9,541
2.57%[2]	3-month LIBOR	Deutsche Bank AG	10/19/20	USD	300	9,509	—	9,509
6.32%[2]	28-day MXIBTIIE	Goldman Sachs International	8/06/25	MXN	511	(2,398)	(3)	(2,395)
6.31%[1]	28-day MXIBTIIE	Deutsche Bank AG	8/11/25	MXN	640	3,027	3	3,024
7.78%[1]	28-day MXIBTIIE	Citibank N.A.	11/11/26	MXN	213	95	—	95
7.78%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	253	111	—	111
7.80%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/11/26	MXN	127	47	—	47
7.69%[1]	28-day MXIBTIIE	Citibank N.A.	11/18/26	MXN	89	67	—	67
7.69%[1]	28-day MXIBTIIE	JPMorgan Chase Bank N.A.	11/18/26	MXN	206	157	1	156
7.77%[1]	28-day MXIBTIIE	Bank of America N.A.	11/20/26	MXN	311	154	3	151
7.75%[1]	28-day MXIBTIIE	Goldman Sachs International	11/20/26	MXN	222	129	2	127
Total						$17,155	$(17)	$17,172

1	Fund pays the fixed rate and receives the floating rate.

[2]	Fund pays the floating rate and receives the fixed rate.

Transactions in Options Written for the Year Ended December 31, 2016

	Calls				Puts

		Notional (000)				Notional (000)

	Contracts	EUR	USD	Premiums Received	Contracts	EUR	GBP	USD	Premiums Received

Outstanding options, beginning of period	—	—	2,500	$44,080	—	—	—	2,500	$62,890
Options written	17,452	1,448	12,400	161,663	212	1,448	24	24,174	177,991
Options expired	(17,409)	(968)	(3,173)	(43,649)	(61)	(968)	—	(1,800)	(55,207)
Options closed	(43)	(480)	(5,647)	(126,409)	(151)	(480)	(24)	(18,794)	(155,348)

Outstanding options, end of period	—	—	6,080	$35,685	—	—	—	6,080	$30,326

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	133

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Derivative Financial Instruments Categorized by Risk Exposure

As of period end, the fair values of derivative financial instruments located in the Statements of Assets and Liabilities were as follows:

Assets - Derivative Financial Instruments		Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	Net unrealized appreciation[1]	—	—	—	—	$15,483	—	$15,483
Forward foreign currency exchange contracts	Unrealized appreciation on forward foreign currency exchange contracts	—	—	—	$9,385	—	—	9,385
Options purchased	Investments at value — unaffiliated[2]	—	—	—	16,417	—	—	16,417
Swaps - centrally cleared	Net unrealized appreciation[1]	—	—	—	—	46,125	$2,746	48,871
Swaps - OTC	Unrealized appreciation on OTC swaps; Swap premiums paid	—	$2,010	—	—	23,308	—	25,318

Total		—	$2,010	—	$25,802	$84,916	$2,746	$115,474

Liabilities - Derivative Financial Instruments
Futures contracts	Net unrealized depreciation[1]	—	—	—	—	$81,368	—	$81,368
Forward foreign currency exchange contracts	Unrealized depreciation on forward foreign currency exchange contracts	—	—	—	$5,198	—	—	5,198
Options written	Options written, at value	—	—	—	—	59,318	—	59,318
Swaps - centrally cleared	Net unrealized depreciation[1]	—	$1,047	—	—	99,991	$6,111	107,149
Swaps - OTC	Unrealized depreciation on OTC swaps; Swap premiums received	—	964	—	—	6,153	—	7,117

Total		—	$2,011	—	$5,198	$246,830	$6,111	$260,150

[1]

Includes cumulative appreciation (depreciation) on futures contracts and centrally cleared swaps, if any, as reported in the Schedule of Investments. Only current day’s variation margin is reported within the Statements of Assets and Liabilities.

[2]	Includes options purchased at value as reported in the Schedule of Investments.

For the year ended December 31, 2016, the effect of derivative financial instruments in the Statements of Operations were as follows:

Net Realized Gain (Loss) from:	Commodity Contracts	Credit Contracts	Equity Contracts	Foreign Currency Exchange Contracts	Interest Rate Contracts	Other Contracts	Total
Futures contracts	—	—	—	—	$142,865	—	$142,865
Foreign currency transactions	—	—	—	$5,683	—	—	5,683
Options purchased[1]	—	—	—	(41,349)	110,899	—	69,550
Options written	—	—	—	28,673	(77,007)	—	(48,334)
Swaps	—	$(1,224)	—	(1,256)	(242,051)	—	(244,531)

Total	—	$(1,224)	—	$(8,249)	$(65,294)	—	$(74,767)

Net Change in Unrealized Appreciation (Depreciation) on:
Futures contracts	—	—	—	—	$(89,899)	—	$(89,899)
Foreign currency translations	—	—	—	$1,259	—	—	1,259
Options purchased[1]	—	—	—	5,333	3,062	—	8,395
Options written	—	—	—	—	(24,233)	—	(24,233)
Swaps	—	$(2,011)	—	—	56,606	$(3,365)	51,230

Total	—	$(2,011)	—	$6,592	$(54,464)	(3,365)	$(53,248)

[1]	Options purchased are included in the net realized gain (loss) from investments and the net change in unrealized appreciation (depreciation) on investments.

See Notes to Financial Statements.

134	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Average Quarterly Balances of Outstanding Derivative Financial Instruments

Futures contracts:
Average notional value of contracts - long	$ 8,500,543
Average notional value of contracts - short	$19,910,947
Forward foreign currency exchange contracts:
Average amounts purchased - in USD	$ 1,894,006
Average amounts sold - USD	$ 1,350,783
Options:
Average value of option contracts purchased	$ 20,926
Average value of option contracts written	$ 5,947
Average notional value of swaption contracts purchased	$ 775,750
Average notional value of swaption contracts written	$ 9,645,000
Credit default swaps:
Average notional value - buy protection	$ 187,250
Interest rate swaps:
Average notional value - pays fixed rate	$ 8,150,631
Average notional value - receives fixed rate	$ 2,515,984
Total return swaps:
Average notional value	$ 541,738

For more information about the Fund’s investment risks regarding derivative financial instruments, refer to the Notes to Financial Statements.

Derivative Financial Instruments - Offsetting as of Period End

The Fund’s derivative assets and liabilities (by type) were as follows:

	Assets		Liabilities
Derivative Financial Instruments:
Futures contracts	$ 4,263		$ 20,092
Forward foreign currency exchange contracts	9,385		5,198
Options	16,417	[1]	59,318
Swaps - Centrally cleared	8,840		—
Swaps - OTC[2]	25,318		7,117

Total derivative assets and liabilities in the Statements of Assets and Liabilities	$64,223		$ 91,725
Derivatives not subject to a Master Netting Agreement or similar agreement (“MNA”)	(13,103)		(20,092)

Total derivative assets and liabilities subject to an MNA	$51,120		$ 71,633

[1]	Includes options purchased at value which is included in Investments at value - unaffiliated in the Statements of Assets and Liabilities and reported in the Schedule of Investments.

[2]	Includes unrealized appreciation (depreciation) on OTC swaps and swap premiums paid/received in the Statements of Assets and Liabilities.

The following tables present the Fund’s derivative assets and liabilities by counterparty net of amounts available for offset under an MNA and net of the related collateral received and pledged by the Fund.

Counterparty	Derivative Assets Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Received	Cash Collateral Received	Net Amount of Derivative Assets[2]
Bank of America N.A.	$ 2,480	$ (1,848)	—	—	$ 632
BNP Paribas S.A.	15,210	(45)	—	—	15,165
Citibank N.A.	872	(780)	—	—	92
Deutsche Bank AG	23,451	(23,451)	—	—	—
Goldman Sachs International	1,763	(1,763)	—	—	—
HSBC Bank PLC	1,179	(60)	—	—	1,119
JPMorgan Chase Bank N.A.	2,861	(1,723)	—	—	1,138
Morgan Stanley & Co. International PLC	1,592	(1,592)	—	—	—
Nomura International PLC	475	—	—	—	475
Royal Bank of Scotland PLC	1,119	(238)	—	—	881
UBS AG	118	(23)	—	—	95

Total	$51,120	$(31,523)	—	—	$19,597

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount receivable from the counterparty in the event of default.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	135

Schedule of Investments (continued)	BlackRock U.S. Government Bond Portfolio

Counterparty	Derivative Liabilities Subject to an MNA by Counterparty	Derivatives Available for Offset[1]	Non-cash Collateral Pledged	Cash Collateral Pledged	Net Amount of Derivative Liabilities[2]
Bank of America N.A.	$ 1,848	$ (1,848)	—	—	—
BNP Paribas S.A.	45	(45)	—	—	—
Citibank N.A.	780	(780)	—	—	—
Deutsche Bank AG	59,349	(23,451)	—	—	$35,898
Goldman Sachs International	4,979	(1,763)	—	—	3,216
HSBC Bank PLC	60	(60)	—	—	—
JPMorgan Chase Bank N.A.	1,723	(1,723)	—	—	—
Morgan Stanley & Co. International PLC	2,413	(1,592)	—	—	821
Royal Bank of Scotland PLC	238	(238)	—	—	—
Société Générale	175	—	—	—	175
UBS AG	23	(23)	—	—	—

Total	$71,633	$(31,523)	—	—	$40,110

[1]	The amount of derivatives available for offset is limited to the amount of assets and/or liabilities that are subject to an MNA.

[2]	Net amount represents the net amount payable due to the counterparty in the event of default.

Fair Value Hierarchy as of Period End

Various inputs are used in determining the fair value of investments and derivative financial instruments. For information about the Fund’s policy regarding valuation of investments and derivative financial instruments, refer to the Notes to Financial Statements.

The following tables summarize the Fund’s investments and derivative financial instruments categorized in the disclosure hierarchy:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Long-Term Investments:
Asset-Backed Securities	—	$1,840,327	$570,240	$2,410,567
Corporate Bonds	—	150,876	—	150,876
Foreign Agency Obligations	—	13,410	—	13,410
Non-Agency Mortgage-Backed Securities	—	2,847,667	—	2,847,667
U.S. Government Sponsored Agency Securities	—	43,750,787	—	43,750,787
U.S. Treasury Obligations	—	29,781,598	—	29,781,598
Short-Term Securities:
Borrowed Bond Agreements	—	263,186	—	263,186
Certificates of Deposit	—	841,402	—	841,402
Commercial Paper	—	170,323	—	170,323
Options Purchased:
Foreign currency exchange contracts	—	16,417	—	16,417
Liabilities:
Investments:
Borrowed Bonds	—	(263,048)	—	(263,048)
TBA Sale Commitments	—	(16,293,963)	—	(16,293,963)

Total	—	$63,118,982	$570,240	$63,689,222

See Notes to Financial Statements.

136	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Schedule of Investments (concluded)	BlackRock U.S. Government Bond Portfolio

	Level 1	Level 2	Level 3	Total
Derivative Financial Instruments[1]
Assets:
Foreign currency exchange contracts	—	$9,385	—	$9,385
Interest rate contracts	$15,483	69,424	—	84,907
Other contracts	—	2,746	—	2,746
Liabilities:
Credit contracts	—	(2,011)	—	(2,011)
Foreign currency exchange contracts	—	(5,198)	—	(5,198)
Interest rate contracts	(81,368)	(165,436)	—	(246,804)
Other contracts	—	(6,111)	—	(6,111)

Total	$(65,885)	$(97,201)	—	$(163,086)

[1]

Derivative financial instruments are swaps, futures contracts, forward foreign currency contracts and options written. Swaps, futures contracts and forward foreign currency contracts are valued at the unrealized appreciation (depreciation) on the instrument and options written are shown at value.

The Fund may hold liabilities in which the fair value approximates the carrying amount or face value, including accrued interest, for financial statement purposes. As of period end, reverse repurchase agreements of $6,259,714 are categorized as Level 2 within the disclosure hierarchy.

During the year ended December 31, 2016, there were no transfers between levels.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	137

Statements of Assets and Liabilities

				BlackRock
	BlackRock	BlackRock	BlackRock	Government
	Balanced Capital	Capital Appreciation	Global Allocation	Money Market
December 31, 2016	Portfolio	Portfolio	Portfolio[1]	Portfolio

Assets
Investments at value — unaffiliated[2,3]	$486,796,765	$138,623,963	$199,230,722	$95,739,974
Investments at value — affiliated[4]	47,664,048	2,192,395	12,888,967	—
Cash	628,378	—	12,226	264,523
Cash held for investments sold short	—	—	1,703,014	—
Cash pledged:
Futures contracts	392,000	—	352,000	—
Centrally cleared swaps	237,182	—	233,750	—
Foreign currency at value[5]	634,057	—	—	—
Repurchase agreements at value[6]	—	—	—	26,380,000
Receivables:
Investments sold	455,605	268,096	636,786	—
Securities lending income — affiliated	7,255	4,128	1,792	—
TBA sale commitments	28,641,852	—	—	—
Dividends — unaffiliated	324,310	15,285	154,236	—
Dividends — affiliated	5,153	193	1,306	—
Interest — unaffiliated	799,153	—	443,750	35,015
From the Manager	70,544	19,568	45,275	8,186
Principal paydowns	4,705	—	—	—
Swap premiums paid	142,136	—	—	—
Unrealized appreciation on:
Forward foreign currency exchange contracts	102,543	—	1,561,600	—
OTC swaps	137,499	—	369,408	—
Variation margin receivable on financial futures contracts	109,906	—	39,329	—
Prepaid expenses	2,789	1,108	8,910	27,939
Other assets	18,647	—	—	—

Total assets	567,174,527	141,124,736	217,683,071	122,455,637

Liabilities
Investments sold short at value[7]	114,486	—	1,773,594	—
Cash received as collateral for OTC derivatives	—	—	1,800,000	—
Borrowed bonds at value[8]	6,283,984	—	—	—
Collateral on securities loaned at value	9,006,620	586,927	4,502,489	—
Options written at value[9]	7,858	—	634,545	—
TBA sale commitments at value[10]	28,727,735	—	—	—
Reverse repurchase agreements	3,892,153	—	—	—
Payables:
Investments purchased	27,766,172	1,343,671	1,762,982	—
Capital shares redeemed	90,774	1,760	2,893	290,442
Deferred foreign capital gain tax	—	—	2,972	—
Interest expense	9,455	—	—	—
Investment advisory fees	145,552	43,757	61,314	36,949
Officer’s and Directors’ fees	5,240	3,893	4,171	3,774
Other affiliates	2,709	830	1,204	651
Professional fees	85,719	46,590	84,281	38,969
Transfer agent fees	166,553	49,356	81,037	2,917
Swap premiums received	134,570	—	—	—
Unrealized depreciation on:
Forward foreign currency exchange contracts	33,713	—	192,484	—
OTC swaps	136,088	—	12,000	—
Variation margin payable on financial futures contracts	542	—	18,494	—
Variation margin payable on centrally cleared swaps	1,654	—	2,520	—
Other accrued expenses payable	121,365	28,815	221,005	24,638

Total liabilities	76,732,942	2,105,599	11,157,985	398,340

Net Assets	$490,441,585	$139,019,137	$206,525,086	$122,057,297

See Notes to Financial Statements.

138	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Statements of Assets and Liabilities (continued)

				BlackRock
	BlackRock	BlackRock	BlackRock	Government
	Balanced Capital	Capital Appreciation	Global Allocation	Money Market
December 31, 2016	Portfolio	Portfolio	Portfolio[1]	Portfolio

Net Assets Consist of
Paid-in capital	$431,918,598	$116,647,557	$210,003,612	$122,057,297
Undistributed (distributions in excess of) net investment income	548,437	8,156	(1,307,081)	—
Accumulated net realized gain (loss)	6,546,636	3,982,046	(5,432,716)	—
Net unrealized appreciation (depreciation)	51,427,914	18,381,378	3,261,271	—

Net Assets	$490,441,585	$139,019,137	$206,525,086	$122,057,297

Shares outstanding, $0.10 par value[11]	29,066,697	4,136,152	14,144,570	122,057,303

Net asset value, offering and redemption price per share	$16.87	$33.61	$14.60	$1.00

[1] Consolidated Statement of Assets and Liabilities
[2] Investments at cost — unaffiliated	$434,310,906	$120,242,526	$197,153,137	$95,739,974
[3] Securities loaned at value	$8,729,683	$575,790	$4,368,812	—
[4] Investments at cost — affiliated	$48,644,456	$2,192,454	$13,036,026	—
[5] Foreign currency at cost	$633,592	—	—	—
[6] Repurchase agreements at cost	—		—	$26,380,000
[7] Proceeds from investments sold short	$119,318	—	$1,713,376	—
[8] Proceeds received from borrowed bonds	$6,293,029	—	—	—
[9] Premiums received	$23,305	—	$479,211	—
[10] Proceeds from TBA sale commitments	$28,641,852	—	—	—
[11] Authorized shares	300 million	100 million	100 million	2 billion

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	139

Statements of Assets and Liabilities (continued)

December 31, 2016	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Assets
Investments at value — unaffiliated[1,2]	$32,744,921	$162,429,502	$73,053,458	$80,246,233
Investments at value — affiliated[3]	850,350	10,609,712	419,007	—
Cash	—	1,614	62,360	3,932,926
Cash pledged:
Futures contracts	4,800	72,000	—	136,540
Centrally cleared swaps	42,190	—	86,500	100,110
Foreign currency at value[4]	289,548	—	178,863	75,685
Receivables:
Investments sold	80,242	160,179	25,681	40,829
Securities lending income — affiliated	—	3,470	—	—
TBA sale commitments	—	—	10,256,282	16,249,325
Dividends — unaffiliated	1,139	184,150	—	—
Dividends — affiliated	259	1,556	56	630
Interest — unaffiliated	474,493	—	289,016	212,670
From the Manager	12,203	24,351	12,838	13,871
Principal paydowns	—	—	—	5,509
Swap premiums paid	—	—	51,794	2,019
Unrealized appreciation on:
Forward foreign currency exchange contracts	—	—	35,252	9,385
OTC swaps	—	—	37,523	23,299
Variation margin receivable on financial futures contracts	455	—	17,192	4,263
Variation margin receivable on centrally cleared swaps	246	—	—	8,840
Prepaid expenses	198	918	353	378
Other assets	—	—	2,199	47,625

Total assets	34,501,044	173,487,452	84,528,374	101,110,137

Liabilities
Borrowed bonds at value[5]	—	—	1,375,611	263,048
Bank overdraft	8,194	—	—	—
Collateral on securities loaned at value	—	5,189,011	—	—
Options written at value[6]	578	—	2,685	59,318
TBA sale commitments at value[7]	—	—	10,285,129	16,293,963
Reverse repurchase agreements	—	—	5,610,845	6,259,714
Payables:
Investments purchased	432,628	—	9,396,238	17,441,600
Capital shares redeemed	605	125,448	49,926	1,698
Income dividends	157,837	—	130,789	101,689
Interest expense	—	—	2,379	970
Investment advisory fees	2,177	52,409	14	4,621
Officer’s and Directors’ fees	3,437	3,948	3,544	3,563
Other affiliates	190	904	339	365
Professional fees	45,789	42,605	59,228	62,521
Transfer agent fees	13,843	54,852	23,629	25,319
Swap premiums received	—	—	27,098	26
Unrealized depreciation on:
Forward foreign currency exchange contracts	5,886	—	11,750	5,198
OTC swaps	—	—	72,829	7,091
Variation margin payable on financial futures contracts	—	6,675	397	20,092
Variation margin payable on centrally cleared swaps	—	—	657	—
Other accrued expenses payable	35,619	24,516	77,634	53,621

Total liabilities	706,783	5,500,368	27,130,721	40,604,417

Net Assets	$33,794,261	$167,987,084	$57,397,653	$60,505,720

See Notes to Financial Statements.

140	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Statements of Assets and Liabilities (concluded)

December 31, 2016	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Net Assets Consist of
Paid-in capital	$39,068,160	$130,912,281	$61,212,025	$62,821,528
Undistributed (distributions in excess of) net investment income	(154,103)	17,401	(46,992)	206,201
Accumulated net realized gain (loss)	(5,717,645)	4,299,101	(3,423,296)	(1,471,249)
Net unrealized appreciation (depreciation)	597,849	32,758,301	(344,084)	(1,050,760)

Net Assets	$33,794,261	$167,987,084	$57,397,653	$60,505,720

Shares outstanding, $0.10 par value[8]	6,362,723	6,187,883	4,969,511	5,573,175

Net asset value, offering and redemption price per share	$5.31	$27.15	$11.55	$10.86

[1] Investments at cost — unaffiliated	$32,164,001	$129,653,552	$73,374,615	$81,202,654
[2] Securities loaned at value	—	$5,017,802	—	—
[3] Investments at cost — affiliated	$849,212	$10,610,082	$419,007	—
[4] Foreign currency at cost	$293,337	—	$179,186	$75,889
[5] Proceeds received from borrowed bonds	—	—	$1,376,923	$263,099
[6] Premiums received	$7,599	—	$8,343	$66,011
[7] Proceeds from TBA sale commitments	—	—	$10,256,282	$16,249,325
[8] Authorized shares	100 million	100 million	100 million	100 million

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	141

Statements of Operations

Year Ended December 31, 2016	BlackRock Balanced Capital Portfolio	BlackRock Capital Appreciation Portfolio	BlackRock Global Allocation Portfolio[1]	BlackRock Government Money Market Portfolio

Investment Income
Dividends — unaffiliated	$5,438,361	$1,075,986 [2]	$2,951,524	—
Dividends — affiliated	305,509	4,882	19,172	—
Interest	5,044,516	—	1,856,418	$518,196
Securities lending — affiliated — net	46,718	12,934	48,643	—
Foreign taxes withheld	(41,233)	(18,337)	(149,731)	—

Total income	10,793,871	1,075,465	4,726,026	518,196

Expenses
Investment advisory	1,774,901	530,960	794,301	448,297
Transfer agent	651,977	192,014	305,019	77,306
Custodian	119,650	29,499	319,473	23,036
Accounting services	108,964	36,932	62,667	5,534
Professional	97,801	56,100	112,353	55,084
Pricing	42,208	2,117	94,311	—
Printing	35,168	21,538	23,693	20,336
Officer and Directors	26,037	21,339	22,228	20,872
Miscellaneous	20,467	6,724	39,683	11,863

Total expenses excluding dividend expense and interest expense	2,877,173	897,223	1,773,728	662,328
Dividend expense	—	—	16,865	—
Interest expense	122,155	—	—	—

Total expenses	2,999,328	897,223	1,790,593	662,328
Less fees waived by the Manager	(33,696)	(977)	(244,499)	(74,845)
Less transfer agent fees reimbursed	(464,105)	(129,337)	(300,019)	(72,023)
Less other expenses reimbursed	—	—	—	(544)

Total expenses after fees waived and/or reimbursed	2,501,527	766,909	1,246,075	514,916

Net investment income	8,292,344	308,556	3,479,951	3,280

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	30,319,865 [3]	5,409,413	(2,508,788)	216
Investments — affiliated	11,543	1,387	38,258	—
Capital gain distributions received from affiliated investment companies	99	4	20	—
Futures contracts	2,480,548	—	(720,541)	—
Forward foreign currency exchange contracts	45,063	—	(1,474,790)	—
Foreign currency transactions	(353,818)	151	71,960	—
Options written	(73,989)	—	243,687	—
Short sales	—	—	33,159	—
Swaps	657,966	—	216,203	—
Borrowed bonds	77,079	—	—	—

	33,164,356	5,410,955	(4,100,832)	216

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	(937,802)	(5,505,487)	7,933,079 [3]	—
Investments — affiliated	(832,398)	(59)	54,220	—
Futures contracts	(168,369)	—	37,636	—
Forward foreign currency exchange contracts	89,464	—	1,383,811	—
Foreign currency translations	1,920	—	(1,735)	—
Options written	15,447	—	(239,882)	—
Short sales	4,832	—	(73,612)	—
Swaps	100,180	—	117,483	—
Borrowed bonds	(28,151)	—	—	—

	(1,754,877)	(5,505,546)	9,211,000	—

Total realized and unrealized gain (loss)	31,409,479	(94,591)	5,110,168	216

Net Increase in Net Assets Resulting from Operations	$39,701,823	$213,965	$8,590,119	$3,496

[1] Consolidated Statement of Operations.
[2] Includes non-recurring dividends in the amount of $111,024.
[3] Net of foreign capital gain tax.	$(9,378)	—	$(2,972)	—

See Notes to Financial Statements.

142	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Statements of Operations (concluded)

Year Ended December 31, 2016	BlackRock High Yield Portfolio	BlackRock Large Cap Core Portfolio	BlackRock Total Return Portfolio	BlackRock U.S. Government Bond Portfolio

Investment Income
Dividends — unaffiliated	$35,635	$2,943,233	$19,216	—
Dividends — affiliated	9,022	11,045	22,841	$6,123
Interest	1,992,281	23,331	1,711,218	1,357,919
Securities lending — affiliated — net	—	21,914	—	—
Foreign taxes withheld	(15)	(22,804)	572	—

Total income	2,036,923	2,976,719	1,753,847	1,364,042

Expenses
Investment advisory	122,147	589,473	222,967	240,070
Professional	54,024	57,509	68,219	75,248
Transfer agent	47,422	209,389	87,366	94,531
Custodian	35,069	15,156	86,472	73,313
Officer and Directors	19,690	21,508	20,082	20,143
Printing	15,968	21,005	17,662	17,219
Accounting services	12,898	39,893	18,771	19,779
Pricing	12,564	3,885	34,688	8,835
Registration	—	364	—	—
Miscellaneous	8,243	7,399	5,210	7,038

Total expenses excluding interest expense	328,025	965,581	561,437	556,176
Interest expense	—	—	70,142	57,001

Total expenses	328,025	965,581	631,579	613,177
Less fees waived by the Manager	(119,284)	(2,304)	(175,638)	(140,214)
Less transfer agent fees reimbursed	(42,422)	(162,509)	(82,366)	(89,531)

Total expenses after fees waived and/or reimbursed	166,319	800,768	373,575	383,432

Net investment income	1,870,604	2,175,951	1,380,272	980,610

Realized and Unrealized Gain (Loss)
Net realized gain (loss) from:
Investments — unaffiliated	(909,747)	13,851,783	(144,348)	967,386
Investments — affiliated	11,971	1,363	13,852	—
Payment from affiliate	2,936	—	—	—
Capital gain distributions received from affiliated investment companies	9	32	—	—
Futures contracts	(234,655)	22,530	64,751	142,865
Forward foreign currency exchange contracts	(56,245)	—	21,957	5,683
Foreign currency transactions	192	—	(30,183)	6,261
Options written	6,261	—	(32,279)	(48,334)
Borrowed bonds	—	—	97	1,031
Swaps	111,859	—	78,322	(244,531)

	(1,067,419)	13,875,708	(27,831)	830,361

Net change in unrealized appreciation (depreciation) on:
Investments — unaffiliated	3,611,695	111,636	368,660	(669,531)
Investments — affiliated	1,138	(370)	46,327	—
Futures contracts	34,865	(17,279)	(10,916)	(89,899)
Forward foreign currency exchange contracts	16,170	—	28,453	1,259
Foreign currency translations	(4,292)	—	(65)	11
Options written	7,021	—	5,658	(24,233)
Swaps	11,250	—	54,544	51,230
Borrowed bonds	—	—	(14,068)	456

	3,677,847	93,987	478,593	(730,707)

Total realized and unrealized gain (loss)	2,610,428	13,969,695	450,762	99,654

Net Increase in Net Assets Resulting from Operations	$4,481,032	$16,145,646	$1,831,034	$1,080,264

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	143

Statements of Changes in Net Assets

	BlackRock Balanced Capital Portfolio		BlackRock Capital Appreciation Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$8,292,344	$8,074,964	$308,556	$220,652
Net realized gain	33,164,356	23,947,931	5,410,955	10,671,268
Net change in unrealized appreciation (depreciation)	(1,754,877)	(28,880,611)	(5,505,546)	(32,804)

Net increase in net assets resulting from operations	39,701,823	3,142,284	213,965	10,859,116

Distributions to Shareholders From[1]
Net investment income	(8,250,008)	(8,478,495)	(329,224)	(200,002)
Net realized gain	(27,748,529)	(24,468,344)	(3,243,851)	(12,402,083)

Decrease in net assets resulting from distributions to shareholders	(35,998,537)	(32,946,839)	(3,573,075)	(12,602,085)

Capital Share Transactions
Net increase (decrease) in net assets derived from capital share transactions	(12,700,405)	(16,810,274)	(14,343,991)	1,077,712

Net Assets
Total decrease in net assets	(8,997,119)	(46,614,829)	(17,703,101)	(665,257)
Beginning of year	499,438,704	546,053,533	156,722,238	157,387,495

End of year	$490,441,585	$499,438,704	$139,019,137	$156,722,238

Undistributed net investment income, end of year	$548,437	$67,597	$8,156	$23,760

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

144	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets (continued)

	BlackRock Global Allocation Portfolio[1]		BlackRock Government Money Market Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$3,479,951	$3,757,566	$3,280	$40
Net realized gain (loss)	(4,100,832)	10,738,655	216	8,416
Net change in unrealized appreciation (depreciation)	9,211,000	(15,894,764)	—	—

Net increase (decrease) in net assets resulting from operations	8,590,119	(1,398,543)	3,496	8,456

Distributions to Shareholders From[2]
Net investment income	(3,425,008)	(4,714,207)	(3,280)	(40)
Net realized gain	—	(13,479,210)	(706)	(8,064)
Tax return of capital	—	(1,548)	—	—

Decrease in net assets resulting from distributions to shareholders	(3,425,008)	(18,194,965)	(3,986)	(8,104)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(28,288,889)	(8,453,675)	(3,582,913)	(12,392,352)

Net Assets
Total decrease in net assets	(23,123,778)	(28,047,183)	(3,583,403)	(12,392,000)
Beginning of year	229,648,864	257,696,047	125,640,700	138,032,700

End of year	$206,525,086	$229,648,864	$122,057,297	$125,640,700

Distributions in excess of net investment income, end of year	$(1,307,081)	$(960,674)	—	—

[1]	Consolidated Statements of Changes in Net Assets.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	145

Statements of Changes in Net Assets (continued)

	BlackRock High Yield Portfolio		BlackRock Large Cap Core Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$1,870,604	$1,967,084	$2,175,951	$2,024,853
Net realized gain (loss)	(1,067,419)	(1,472,248)	13,875,708	8,868,289
Net change in unrealized appreciation (depreciation)	3,677,847	(1,933,979)	93,987	(9,751,131)

Net increase (decrease) in net assets resulting from operations	4,481,032	(1,439,143)	16,145,646	1,142,011

Distributions to Shareholders From[1]
Net investment income	(1,884,996)	(2,026,889)	(2,163,153)	(2,025,002)
Net realized gain	—	—	(10,752,453)	(8,645,660)

Decrease in net assets resulting from distributions to shareholders	(1,884,996)	(2,026,889)	(12,915,606)	(10,670,662)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(589,632)	(3,827,439)	(4,416,028)	(6,152,545)

Net Assets
Total increase (decrease) in net assets	2,006,404	(7,293,471)	(1,185,988)	(15,681,196)
Beginning of year	31,787,857	39,081,328	169,173,072	184,854,268

End of year	$33,794,261	$31,787,857	$167,987,084	$169,173,072

Undistributed (distributions in excess of) net investment income, end of year	$(154,103)	$114,796	$17,401	$4,603

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

146	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Statements of Changes in Net Assets (concluded)

	BlackRock Total Return Portfolio		BlackRock U.S. Government Bond Portfolio
	Year Ended December 31,		Year Ended December 31,
Increase (Decrease) in Net Assets:	2016	2015	2016	2015

Operations
Net investment income	$1,380,272	$1,522,734	$980,610	$1,121,225
Net realized gain (loss)	(27,831)	371,128	830,361	396,779
Net change in unrealized appreciation (depreciation)	478,593	(1,637,024)	(730,707)	(1,127,482)

Net increase in net assets resulting from operations	1,831,034	256,838	1,080,264	390,522

Distributions to Shareholders From[1]
Net investment income	(1,496,303)	(1,656,708)	(1,238,736)	(1,474,856)

Capital Share Transactions
Net decrease in net assets derived from capital share transactions	(4,939,015)	(4,666,858)	(5,598,780)	(7,578,112)

Net Assets
Total decrease in net assets	(4,604,284)	(6,066,728)	(5,757,252)	(8,662,446)
Beginning of year	62,001,937	68,068,665	66,262,972	74,925,418

End of year	$57,397,653	$62,001,937	$60,505,720	$66,262,972

Undistributed (distributions in excess of) net investment income, end of year	$(46,992)	$(44,265)	$206,201	$223,960

[1]	Distributions for annual periods determined in accordance with federal income tax regulations.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	147

Statement of Cash Flows

Year Ended December 31, 2016	BlackRock U.S. Government Bond Portfolio

Cash Provided by Operating Activities
Net increase in net assets resulting from operations	$1,080,264
Adjustments to reconcile net increase in net assets resulting from operations to net cash provided by operating activities:
Proceeds from sales of long-term investments and principal paydowns	810,739,731
Purchases of long term investments	(790,943,327)
Net purchases of short-term securities	(614,073)
Amortization of premium and accretion of discount on investments and other fees	127,295
Payments for borrowed bonds	(2,107,790)
Proceeds from borrowed bonds	1,713,102
Premiums paid on closing options written	(416,665)
Premiums received from options written	339,654
Net realized loss from investments, futures contracts, options written, swaps, foreign currency transactions and borrowed bonds	(920,083)
Net change in unrealized appreciation (depreciation) on investments, futures contracts, options written, swaps, foreign currency translations and borrowed bonds	702,714
(Increase) decrease in assets:
Cash pledged:
Futures contracts	(94,000)
Centrally cleared swaps	19,000
Receivables:
Dividends — affiliated	(630)
From the Manager	105
Interest	108,754
Principal paydowns	(3,766)
Variation margin on futures contracts	3,437
Variation margin on centrally cleared swaps	(8,840)
Swap premiums paid	(2,014)
Prepaid expenses	(2)
Other assets	15,032
Increase (decrease) in liabilities:
Payables:
Directors’ fees	(748)
Interest expense	(2,773)
Professional fees	2,139
Transfer agent fees	(2,254)
Investment advisory fees	(9,419)
Other accrued expenses	30,566
Other affiliates	178
Variation margin on futures contracts	13,671
Variation margin on centrally cleared swaps	(22,817)
Swap premiums received	23

Cash provided by operating activities	19,746,464

Cash Used for Financing Activities
Cash dividends paid to shareholders	(291)
Payments on redemption of capital shares	(10,060,834)
Proceeds from issuance of capital shares	3,170,627
Net borrowing of reverse repurchase agreements	(9,586,745)

Cash used for financing activities	(16,477,243)

Cash Impact from Foreign Exchange Fluctuations

Cash and Foreign Currency
Net decrease in cash and foreign currency at value	3,269,221
Cash and foreign currency at beginning of year	739,390

Cash and foreign currency at end of year	$4,008,611

Supplemental Disclosure of Cash Flow Information
Cash paid during the period for interest expense	$65,146

Non-Cash Financing Activities
Capital shares issued in reinvestment of dividends paid to shareholders	$1,259,212

See Notes to Financial Statements.

148	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Financial Highlights	BlackRock Balanced Capital Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$16.74	$17.81	$18.26	$15.51	$14.33

Net investment income[1]	0.29	0.28	0.33	0.31	0.36
Net realized and unrealized gain (loss)	1.16	(0.19)	1.67	2.83	1.19

Net increase from investment operations	1.45	0.09	2.00	3.14	1.55

Distributions from[2] :
Net investment income	(0.30)	(0.30)	(0.36)	(0.35)	(0.37)
Net realized gain	(1.02)	(0.86)	(2.09)	(0.04)	—

Total distributions	(1.32)	(1.16)	(2.45)	(0.39)	(0.37)

Net asset value, end of year	$16.87	$16.74	$17.81	$18.26	$15.51

Total Return[3]
Based on net asset value	8.65%	0.52%	11.07%	20.29%	10.79%

Ratios to Average Net Assets
Total expenses	0.62%[4]	0.61%	0.57%	0.61%	0.55%

Total expenses after fees waived and/or reimbursed	0.52%[4]	0.50%	0.48%	0.51%	0.48%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.49%[4]	0.49%	0.47%	0.49%	0.47%

Net investment income	1.72%[4]	1.54%	1.72%	1.83%	2.36%

Supplemental Data
Net assets, end of year (000)	$490,442	$499,439	$546,054	$537,641	$496,992

Portfolio turnover rate[5]	264%	340%	345%	349%	499%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	188%	240%	259%	252%	398%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	149

Financial Highlights (continued)	BlackRock Capital Appreciation Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$34.32	$34.75	$38.16	$28.43	$25.13

Net investment income[1]	0.07 [2]	0.05	0.07	0.08	0.31
Net realized and unrealized gain	0.07	2.45	3.33	9.74	3.33

Net increase (decrease) from investment operations	0.14	2.50	3.40	9.82	3.64

Distributions from[3] :
Net investment income	(0.08)	(0.05)	(0.07)	(0.09)	(0.34)
Net realized gain	(0.77)	(2.88)	(6.74)	—	—

Total distributions	(0.85)	(2.93)	(6.81)	(0.09)	(0.34)

Net asset value, end of year	$33.61	$34.32	$34.75	$38.16	$28.43

Total Return[4]
Based on net asset value	0.40%	7.09%	9.12%	34.53%	14.48%

Ratios to Average Net Assets
Total expenses	0.62%	0.61%	0.60%	0.62%	0.56%

Total expenses after fees waived and/or reimbursed	0.53%	0.51%	0.51%	0.53%	0.50%

Net investment income	0.21%	0.14%	0.19%	0.26%	1.11%

Supplemental Data
Net assets, end of year (000)	$139,019	$156,722	$157,387	$158,051	$130,685

Portfolio turnover rate	86%	71%	99%	151%	61%

[1]	Based on average shares outstanding.

[2]	Net investment income per share and the ratio of net investment income to average net assets includes $0.03 per share and 0.08%, respectively, resulting from a special dividend.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

150	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Global Allocation Portfolio

	Year Ended December 31,[1]
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$14.25	$15.55	$16.97	$15.03	$13.80

Net investment income[2]	0.23	0.24	0.31	0.24	0.25
Net realized and unrealized gain (loss)	0.37	(0.35)	0.12	2.00	1.19

Net increase (decrease) from investment operations	0.60	(0.11)	0.43	2.24	1.44

Distributions from[3] :
Net investment income	(0.25)	(0.30)	(0.43)	(0.30)	(0.21)
Net realized gain	—	(0.89)	(1.42)	—	—
Tax return of capital	—	— [4]	—	—	—

Total distributions	(0.25)	(1.19)	(1.85)	(0.30)	(0.21)

Net asset value, end of year	$14.60	$14.25	$15.55	$16.97	$15.03

Total Return[5]
Based on net asset value	4.17%	(0.74)%	2.52%	14.94%	10.46%

Ratios to Average Net Assets
Total expenses	0.83%	0.77%	0.72%	0.69%	0.61%

Total expenses after fees waived and/or reimbursed	0.58%	0.58%	0.57%	0.56%	0.53%

Total expenses after fees waived and/or reimbursed and excluding dividend expense, broker fees and expenses on short sales, interest expense and stock loan fees	0.57%	0.57%	0.57%	0.56%	0.53%

Net investment income	1.62%	1.52%	1.81%	1.49%	1.73%

Supplemental Data
Net assets, end of year (000)	$206,525	$229,649	$257,696	$276,622	$268,888

Portfolio turnover rate	134%	89%[6]	70%	56%	44%

[1]	Consolidated Financial Highlights.

[2]	Based on average shares outstanding.

[3]	Distributions for annual periods determined in accordance with federal income tax regulations.

[4]	Amount is greater than $(0.005) per share.

[5]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[6]	Includes mortgage dollar roll transactions. Excluding these transactions the portfolio turnover would have been 87%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	151

Financial Highlights (continued)	BlackRock Government Money Market Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$1.00	$1.00	$1.00	$1.00	$1.00

Net investment income	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]	0.0000 [1]
Net realized gain	0.0000 [1]	0.0001	0.0001	0.0000 [1]	0.0000 [1]

Net increase from investment operations	0.0000	0.0001	0.0001	0.0000	0.0000

Distributions from[2] :
Net investment income	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]	(0.0000)[3]
Net realized gain	(0.0000)[3]	(0.0001)	(0.0001)	(0.0000)[3]	(0.0000)[3]

Total distributions	(0.0000)	(0.0001)	(0.0001)	(0.0000)	(0.0000)

Net asset value, end of year	$1.00	$1.00	$1.00	$1.00	$1.00

Total Return4
Based on net asset value	0.00%	0.01%	0.01%	0.00%	0.00%

Ratios to Average Net Assets
Total expenses	0.54%	0.54%	0.49%	0.55%	0.50%

Total expenses after fees waived and/or reimbursed	0.42%	0.22%	0.23%	0.25%	0.29%

Net investment income	0.00%	0.00%	0.00%	0.00%	0.00%

Supplemental Data
Net assets, end of year (000)	$122,057	$125,641	$138,033	$148,485	$163,347

[1]	Amount is less than $0.00005 per share.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Amount is greater than $(0.00005) per share.
[4]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

152	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock High Yield Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$4.91	$5.44	$5.69	$5.50	$5.06

Net investment income[1]	0.29	0.28	0.32	0.34	0.36
Net realized and unrealized gain (loss)	0.40	(0.52)	(0.21)	0.21	0.43

Net increase (decrease) from investment operations	0.69	(0.24)	0.11	0.55	0.79

Distributions from net investment income[2]	(0.29)	(0.29)	(0.36)	(0.36)	(0.35)

Net asset value, end of year	$5.31	$4.91	$5.44	$5.69	$5.50

Total Return[3]
Based on net asset value	14.43%	(4.65)%	1.88%	10.28%	16.17%

Ratios to Average Net Assets
Total expenses	0.99%[4]	0.91%	0.84%	0.89%	0.82%

Total expenses after fees waived and/or reimbursed	0.50%[4]	0.50%	0.51%	0.52%	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%[4]	0.50%	0.50%	0.50%	0.50%

Net investment income	5.64%[4]	5.30%	5.54%	6.01%	6.72%

Supplemental Data
Net assets, end of year (000)	$33,794	$31,788	$39,081	$48,523	$49,756

Portfolio turnover rate	101%	84%	78%	102%	102%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.
[4]	Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	153

Financial Highlights (continued)	BlackRock Large Cap Core Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$26.53	$28.11	$27.50	$20.70	$18.65

Net investment income[1]	0.36	0.32	0.29	0.27	0.34
Net realized and unrealized gain (loss)	2.47	(0.15)	3.23	6.82	2.07

Net increase from investment operations	2.83	0.17	3.52	7.09	2.41

Distributions from[2] :
Net investment income	(0.37)	(0.33)	(0.32)	(0.29)	(0.36)
Net realized gain	(1.84)	(1.42)	(2.59)	—	—

Total distributions	(2.21)	(1.75)	(2.91)	(0.29)	(0.36)

Net asset value, end of year	$27.15	$26.53	$28.11	$27.50	$20.70

Total Return[3]
Based on net asset value	10.69%	0.60%	12.79%	34.29%	12.95%

Ratios to Average Net Assets
Total expenses	0.60%	0.60%	0.59%	0.60%	0.56%

Total expenses after fees waived and/or reimbursed	0.50%	0.50%	0.49%	0.49%	0.48%

Net investment income	1.36%	1.14%	1.03%	1.12%	1.69%

Supplemental Data
Net assets, end of year (000)	$167,987	$169,173	$184,854	$179,261	$151,411

Portfolio turnover rate	48%	31%	47%	39%	115%

[1]	Based on average shares outstanding.
[2]	Distributions for annual periods determined in accordance with federal income tax regulations.
[3]	Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

See Notes to Financial Statements.

154	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Financial Highlights (continued)	BlackRock Total Return Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$11.50	$11.76	$11.34	$11.83	$11.37

Net investment income[1]	0.27	0.27	0.33	0.33	0.38
Net realized and unrealized gain (loss)	0.07	(0.23)	0.45	(0.45)	0.49

Net increase (decrease) from investment operations	0.34	0.04	0.78	(0.12)	0.87

Distributions from net investment income[2]	(0.29)	(0.30)	(0.36)	(0.37)	(0.41)

Net asset value, end of year	$11.55	$11.50	$11.76	$11.34	$11.83

Total Return[3]
Based on net asset value	2.95%	0.29%	6.90%	(1.05)%	7.78%

Ratios to Average Net Assets
Total expenses	1.04%[4]	0.94%	0.84%	0.85%	0.80%

Total expenses after fees waived and/or reimbursed and paid indirectly	0.62%[4]	0.54%	0.57%	0.53%	0.52%

Total expenses after fees waived and/or reimbursed and paid indirectly and excluding interest expense	0.50%[4]	0.50%	0.50%	0.50%	0.50%

Net investment income	2.28%[4]	2.33%	2.86%	2.85%	3.25%

Supplemental Data
Net assets, end of year (000)	$57,398	$62,002	$68,069	$72,505	$83,353

Portfolio turnover rate[5]	595%	783%	762%	806%	952%

[1]    Based on average shares outstanding.

[2]    Distributions for annual periods determined in accordance with federal income tax regulations.

[3]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[4]    Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[5]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	400%	548%	556%	582%	731%

See Notes to Financial Statements.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	155

Financial Highlights (continued)	BlackRock U.S. Government Bond Portfolio

	Year Ended December 31,
	2016	2015	2014	2013	2012

Per Share Operating Performance
Net asset value, beginning of year	$10.90	$11.07	$10.67	$11.27	$11.56

Net investment income[1]	0.17	0.17	0.20	0.16	0.22
Net realized and unrealized gain (loss)	0.00 [2]	(0.11)	0.43	(0.49)	0.07

Net increase (decrease) from investment operations	0.17	0.06	0.63	(0.33)	0.29

Distributions from[3] :
Net investment income	(0.21)	(0.23)	(0.23)	(0.25)	(0.25)
Net realized gain	—	—	—	—	(0.33)
Tax return of capital	—	—	—	(0.02)	—

Total distributions	(0.21)	(0.23)	(0.23)	(0.27)	(0.58)
Net asset value, end of year	$10.86	$10.90	$11.07	$10.67	$11.27

Total Return[4]
Based on net asset value	1.54%	0.54%	5.95%	(2.99)%	2.55%

Ratios to Average Net Assets
Total expenses	0.94%	0.81%[5]	0.76%	0.78%[5]	0.67%

Total expenses after fees waived and/or reimbursed	0.59%	0.53%[5]	0.53%	0.50%[5]	0.50%

Total expenses after fees waived and/or reimbursed and excluding interest expense	0.50%	0.50%[5]	0.50%	0.50%[5]	0.50%

Net investment income	1.50%	1.58%[5]	1.79%	1.44%[5]	1.86%

Supplemental Data
Net assets, end of year (000)	$60,506	$66,263	$74,925	$80,302	$99,492

Portfolio turnover rate[6]	1,004%	1,421%	1,374%	2,125%	1,572%

[1]    Based on average shares outstanding.

[2]    Amount is less than $0.005 per share.

[3]    Distributions for annual periods determined in accordance with federal income tax regulations.

[4]    Where applicable, excludes insurance-related fees and expenses and assumes the reinvestment of distributions.

[5]    Ratios do not include expenses incurred indirectly as a result of investments in underlying funds of approximately 0.01%.

[6]    Includes mortgage dollar roll transactions (“MDRs”). Additional information regarding portfolio turnover rate is as follows:

	Year Ended December 31,
	2016	2015	2014	2013	2012

Portfolio turnover rate (excluding MDRs)	631%	891%	723%	1,614%	1,194%

See Notes to Financial Statements.

156	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements

1. Organization:

BlackRock Series Fund, Inc. (the “Company”) is registered under the Investment Company Act of 1940, as amended (the “1940 Act”), as an open-end management investment company. The following are referred to herein collectively as the “Funds” or individually, a “Fund”:

Fund Name	Herein Referred To As	Diversification Classification
BlackRock Balanced Capital Portfolio	Balanced Capital	Diversified
BlackRock Capital Appreciation Portfolio	Capital Appreciation	Diversified
BlackRock Global Allocation Portfolio	Global Allocation	Diversified
BlackRock Government Money Market Portfolio	Government Money Market	Diversified
BlackRock High Yield Portfolio	High Yield	Diversified
BlackRock Large Cap Core Portfolio	Large Cap Core	Diversified
BlackRock Total Return Portfolio	Total Return	Diversified
BlackRock U.S. Government Bond Portfolio	U.S. Government Bond	Diversified

The Company is organized as a Maryland corporation that is comprised of eight separate portfolios. The Funds offer shares to insurance companies for their separate accounts to fund benefits under certain variable annuity and variable life insurance contracts.

The Funds, together with certain other registered investment companies advised by BlackRock Advisors, LLC (the “Manager”) or its affiliates, are included in a complex of open-end funds referred to as the Equity-Bond Complex.

The Government Money Market Fund operates as a “government money market fund” under Rule 2a-7 under the 1940 Act. The Fund is not subject to liquidity fees or temporary suspensions of redemptions due to declines in the Fund’s weekly liquid assets.

Basis of Consolidation: The accompanying consolidated financial statements of Global Allocation include the accounts of BlackRock Cayman Global Allocation Portfolio I, Ltd. (the “Subsidiary”), which is a wholly owned subsidiary of Global Allocation and primarily invests in commodity-related instruments and other derivatives. The Subsidiary enables Global Allocation to hold these commodity-related instruments and satisfy regulated investment company tax requirements. Global Allocation may invest up to 25% of its total assets in the Subsidiary. The net assets of the Subsidiary as of period end were $8,533,750, which is 4.1% of Global Allocation’s consolidated net assets. Intercompany accounts and transactions, if any, have been eliminated. The Subsidiary is subject to the same investment policies and restrictions that apply to Global Allocation, except that the Subsidiary may invest without limitation in commodity-related instruments.

2. Significant Accounting Policies:

The financial statements are prepared in conformity with accounting principles generally accepted in the United States of America (“U.S. GAAP”), which may require management to make estimates and assumptions that affect the reported amounts of assets and liabilities in the financial statements, disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets from operations during the reporting period. Actual results could differ from those estimates. Each Fund is considered an investment company under U.S. GAAP and follows the accounting and reporting guidance applicable to investment companies. Below is a summary of significant accounting policies:

Foreign Currency: Each Fund’s books and records are maintained in U.S. dollars. Purchases and sales of investments are recorded at the rates of exchange prevailing on the respective dates of such transactions. Generally, when the U.S. dollar rises in value against a foreign currency, the investments denominated in that currency will lose value; the opposite effect occurs if the U.S. dollar falls in relative value.

Each Fund does not isolate the portion of the results of operations arising as a result of changes in the exchange rates from the changes in the market prices of investments held or sold for financial reporting purposes. Accordingly, the effects of changes in exchange rates on investments are not segregated in the Statements of Operations from the effects of changes in market prices of those investments, but are included as a component of net realized and unrealized gain (loss) from investments. Each Fund reports realized currency gains (losses) on foreign currency related transactions as components of net realized gain (loss) for financial reporting purposes, whereas such components are generally treated as ordinary income for federal income tax purposes.

Segregation and Collateralization: In cases where a Fund enters into certain investments (e.g., dollar rolls, TBA sale commitments, futures contracts, forward foreign currency exchange contracts, options written, swaps and short sales), or certain borrowings (e.g., reverse repurchase agreements)that would be treated as “senior securities” for 1940 Act purposes, a Fund may segregate or designate on its books and records cash or liquid assets having a market value at least equal to the amount of its future obligations under such investments or borrowings. Doing so allows the investment or borrowing to be excluded from treatment as a “senior security.” Furthermore, if required by an exchange or counterparty agreement, the Funds may be required to deliver/deposit cash and/or securities to/with an exchange, or broker-dealer or custodian as collateral for certain investments or obligations.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	157

Notes to Financial Statements (continued)

Investment Transactions and Investment Income: For financial reporting purposes, investment transactions are recorded on the dates the transactions are entered into (the trade dates). Realized gains and losses on investment transactions are determined on the identified cost basis. Dividend income is recorded on the ex-dividend date. Dividends from foreign securities where the ex-dividend date may have passed are subsequently recorded when the Funds are informed of the ex-dividend date. Under the applicable foreign tax laws, a withholding tax at various rates may be imposed on capital gains, dividends and interest. Upon notification from issuers, some of the dividend income received from a real estate investment trust may be redesignated as a reduction of cost of the related investment and/or realized gain. Interest income, including amortization and accretion of premiums and discounts on debt securities, is recognized on the accrual basis.

Distributions: For Government Money Market, distributions from net investment income are declared daily and paid monthly. Distributions are declared from the total of net investment income. For Balanced Capital, Capital Appreciation, Global Allocation and Large Cap Core, distributions from net investment income are declared and paid at least annually. For High Yield, Total Return and U.S. Government, distributions from net investment income are declared daily and paid monthly. For each Fund, distributions of capital gains are recorded on the ex-dividend dates and made at least annually.

Portions of return of capital distributions under U.S. GAAP may be taxed at ordinary income rates. The character of distributions is determined in accordance with federal income tax regulations, which may differ from U.S. GAAP. The portion of distributions that exceeds a Fund’s current and accumulated earnings and profits, as measured on a tax basis, constitute a non-taxable return of capital. Realized net capital gains can be offset by capital losses carried forward from prior years. However, certain Funds have capital loss carryforwards from pre-2012 tax years that offset realized net capital gains but do not offset current earnings and profits. Consequently, if distributions in any tax year are less than the Fund’s current earnings and profits but greater than net investment income and net realized capital gains (taxable income), distributions in excess of taxable income are not treated as non-taxable return of capital, but rather may be taxable to shareholders at ordinary income rates. Under certain circumstances, taxable excess distributions could be significant. See Note 8, Income Tax Information, for the tax character of each Fund’s distributions paid during the year.

Net income and realized gains from investments held by the Subsidiary are treated as ordinary income for tax purposes. If a net loss is realized by the Subsidiary in any taxable year, the loss will generally not be available to offset Global Allocation’s ordinary income and/or capital gains for that year.

Recent Accounting Standard: In April 2015, the Financial Accounting Standards Board issued “Disclosures for Investments in Certain Entities that Calculate Net Asset Value (“NAV”) per Share” which eliminates the requirement to categorize investments within the fair value hierarchy when fair value is based on the NAV per share and no quoted market value is available. As of December 31, 2016, certain investments of the Funds were valued using NAV per share or its equivalent as no quoted market value is available and have been excluded from the fair value hierarchy.

In November 2016, the Financial Accounting Standards Board issued Accounting Standards Update “Restricted Cash” which will require entities to include the total of cash, cash equivalents, restricted cash, and restricted cash equivalents in the beginning and ending cash balances in the Statements of Cash Flows. The guidance will be applied retrospectively and is effective for fiscal years beginning after December 15, 2017, and interim periods within those years. Management is evaluating the impact, if any, of this guidance on the Funds’ presentation in the Statements of Cash Flows.

Indemnifications: In the normal course of business, the Funds enter into contracts that contain a variety of representations that provide general indemnification. The Funds’ maximum exposure under these arrangements is unknown because it involves future potential claims against the Funds, which cannot be predicted with any certainty.

Other: Expenses directly related to a Fund are charged to that Fund. Other operating expenses shared by several funds, including other funds managed by the Manager, are prorated among those funds on the basis of relative net assets or other appropriate methods.

The Funds have an arrangement with their custodian whereby credits are earned on uninvested cash balances, which could be used to reduce custody fees and/or overdraft charges. The Funds may incur charges on certain uninvested cash balances and overdrafts, subject to certain conditions.

3. Investment Valuation and Fair Value Measurements:

Investment Valuation Policies: The Funds’ investments are valued at fair value (also referred to as “market value” within the financial statements) as of the close of trading on the New York Stock Exchange (“NYSE”) (generally 4:00 p.m., Eastern, or if the reporting date falls on a day the NYSE is closed, investments are valued at fair value as of the period end). U.S. GAAP defines fair value as the price the Funds would receive to sell an asset or pay to transfer a liability in an orderly transaction between market participants at the measurement date. The Funds determine the fair values of their financial instruments using various independent dealers or pricing services under policies approved by the Board of Directors of each Fund (the “Board”). The BlackRock Global Valuation Methodologies Committee (the “Global Valuation Committee”) is the committee formed by management to develop global pricing policies and procedures and to oversee the pricing function for all financial instruments.

Government Money Market’s investments are valued under the amortized cost method which approximates current market value in accordance with Rule 2a-7 under the 1940 Act. Under this method, investments are valued at cost when purchased and, thereafter, a constant proportionate accretion

158	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

of discounts and amortization of premiums are recorded until the maturity of the security. The Fund seeks to maintain its NAV per share at $1.00, although there is no assurance that it will be able to do so on a continuing basis.

Fair Value Inputs and Methodologies: The following methods and inputs are used to establish the fair value of each Fund’s assets and liabilities:

•

Equity investments traded on a recognized securities exchange are valued at the official closing price each day, if available. For equity investments traded on more than one exchange, the official closing price on the exchange where the stock is primarily traded is used. Equity investments traded on a recognized exchange for which there were no sales on that day may be valued at the last available bid (long positions) or ask (short positions) price.

•

Fixed-income securities for which market quotations are readily available are generally valued using the last available bid prices or current market quotations provided by independent dealers or third party pricing services. Floating rate loan interests are valued at the mean of the bid prices from one or more independent brokers or dealers as obtained from a third party pricing service. Pricing services generally value fixed-income securities assuming orderly transactions of an institutional round lot size, but the Funds may hold or transact in such securities in smaller, odd lot sizes. Odd lots often trade at lower prices than institutional round lots. The pricing services may use matrix pricing or valuation models that utilize certain inputs and assumptions to derive values, including transaction data (e.g., recent representative bids and offers), credit quality information, perceived market movements, news, and other relevant information. Certain fixed-income securities, including asset-backed and mortgage related securities may be valued based on valuation models that consider the estimated cash flows of each tranche of the entity, establish a benchmark yield and develop an estimated tranche specific spread to the benchmark yield based on the unique attributes of the tranche. The amortized cost method of valuation may be used with respect to debt obligations with sixty days or less remaining to maturity unless the Manager determines such method does not represent fair value.

Generally, trading in foreign instruments is substantially completed each day at various times prior to the close of trading on the NYSE. Occasionally, events affecting the values of such instruments may occur between the foreign market close and the close of trading on the NYSE that may not be reflected in the computation of the Funds’ net assets. Each business day, the Funds use a pricing service to assist with the valuation of certain foreign exchange-traded equity securities and foreign exchange-traded over-the-counter (“OTC”) options (the “Systematic Fair Value Price”). Using current market factors, the Systematic Fair Value Price is designed to value such foreign securities and foreign options at fair value as of the close of trading on the NYSE, which follows the close of the local markets.

•

Municipal investments (including commitments to purchase such investments on a “when-issued” basis) are valued on the basis of prices provided by dealers or pricing services. In determining the value of a particular investment, pricing services may use certain information with respect to transactions in such investments, quotations from dealers, pricing matrixes, market transactions in comparable investments and information with respect to various relationships between investments.

•	Investments in open-end U.S. mutual funds are valued at NAV each business day.

•

The Funds value their investment in SL Liquidity Series, LLC, Money Market Series (the “Money Market Series”) at fair value, which is ordinarily based upon their pro rata ownership in the underlying fund’s net assets. The Money Market Series seeks current income consistent with maintaining liquidity and preserving capital. Although the Money Market Series is not registered under the 1940 Act, its investments may follow the parameters of investments by a money market fund that is subject to Rule 2a-7 under the 1940 Act.

•	Futures contracts traded on exchanges are valued at their last sale price.

•

Securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars using exchange rates determined as of the close of trading on the NYSE. Forward foreign currency exchange contracts are valued at the mean between the bid and ask prices and are determined as of the close of business on the NYSE. Interpolated values are derived when the settlement date of the contract is an interim date for which quotations are not available.

•

Exchange-traded options are valued at the mean between the last bid and ask prices at the close of the options market in which the options trade. An exchange-traded option for which there is no mean price is valued at the last bid (long positions) or ask (short positions) price. If no bid or ask price is available, the prior day’s price will be used, unless it is determined that the prior day’s price no longer reflects the fair value of the option. OTC options and options on swaps (“swaptions”) are valued by an independent pricing service using a mathematical model, which incorporates a number of market data factors, such as the trades and prices of the underlying instruments.

•

Swap agreements are valued utilizing quotes received daily by the Funds’ pricing service or through brokers, which are derived using daily swap curves and models that incorporate a number of market data factors, such as discounted cash flows, trades and values of the underlying reference instruments.

•	To-be-announced (“TBA”) commitments are valued on the basis of last available bid prices or current market quotations provided by pricing services.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	159

Notes to Financial Statements (continued)

If events (e.g., a company announcement, market volatility or a natural disaster) occur that are expected to materially affect the value of such investments, or in the event that the application of these methods of valuation results in a price for an investment that is deemed not to be representative of the market value of such investment, or if a price is not available, the investment will be valued by the Global Valuation Committee, or its delegate, in accordance with a policy approved by the Board as reflecting fair value (“Fair Valued Investments”). The fair valuation approaches that may be used by the Global Valuation Committee will include Market approach, Income approach and the Cost approach. Valuation techniques such as discounted cash flow, use of market comparables and matrix pricing are types of valuation approaches and typically used in determining fair value. When determining the price for Fair Valued Investments, the Global Valuation Committee, or its delegate, seeks to determine the price that each Fund might reasonably expect to receive or pay from the current sale or purchase of that asset or liability in an arm’s-length transaction. Fair value determinations shall be based upon all available factors that the Global Valuation Committee, or its delegate, deems relevant and consistent with the principles of fair value measurement.

The Global Valuation Committee, or its delegate, employs various methods for calibrating valuation approaches for investments where an active market does not exist, including regular due diligence of each Fund’s pricing vendors, regular reviews of key inputs and assumptions, transactional back-testing or disposition analysis to compare unrealized gains and losses to realized gains and losses, reviews of missing or stale prices and large movements in market values and reviews of any market related activity. The pricing of all Fair Valued Investments is subsequently reported to the Board or a committee thereof on a quarterly basis. As a result of the inherent uncertainty in valuation of these investments, the fair values may differ from the values that would have been used had an active market existed.

For investments in equity or debt issued by privately-held companies or funds (“Private Company” or collectively, the “Private Companies”) and other Fair Valued Investments, the fair valuation approaches that are used by third party pricing services utilize one or a combination of, but not limited to, the following inputs.

Standard Inputs Generally Considered By Third Party Pricing Services

Market approach	(i)	recent market transactions, including subsequent rounds of financing, in the underlying investment or comparable issuers;
	(ii)	recapitalizations and other transactions across the capital structure; and
	(iii)	market multiples of comparable issuers.

Income approach	(i)	future cash flows discounted to present and adjusted as appropriate for liquidity, credit and/or market risks;
	(ii)	quoted prices for similar investments or assets in active markets; and
	(iii)	other risk factors, such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks, recovery rates, liquidation amounts and/or default rates.

Cost approach	(i)	audited or unaudited financial statements, investor communications and financial or operational metrics issued by the Private Company;
	(ii)	changes in the valuation of relevant indices or publicly traded companies comparable to the Private Company;
	(iii)	relevant news and other public sources; and
	(iv)	known secondary market transactions in the Private Company’s interests and merger or acquisition activity in companies comparable to the Private Company.

Investments in series of preferred stock issued by Private Companies are typically valued utilizing market approach in determining the enterprise value of the company. Such investments often contain rights and preferences that differ from other series of preferred and common stock of the same issuer. Valuation techniques such as an option pricing model (“OPM”), a probability weighted expected return model (“PWERM”) or a hybrid of those techniques are used in allocating enterprise value of the company, as deemed appropriate under the circumstances. The use of OPM and PWERM techniques involve a determination of the exit scenarios of the investment in order to appropriately allocate the enterprise value of the company among the various parts of its capital structure.

The Private Companies are not subject to the public company disclosure, timing, and reporting standards as other investments held by a Fund. Typically, the most recently available information by a Private Company is as of a date that is earlier than the date a Fund is calculating its NAV. This factor may result in a difference between the value of the investment and the price a Fund could receive upon the sale of the investment.

Fair Value Hierarchy: Various inputs are used in determining the fair value of investments and derivative financial instruments. These inputs to valuation techniques are categorized into a fair value hierarchy consisting of three broad levels for financial statement purposes as follows:

•	Level 1 — unadjusted price quotations in active markets/exchanges for identical assets or liabilities that each Fund has the ability to access

160	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

•

Level 2 — other observable inputs (including, but not limited to, quoted prices for similar assets or liabilities in markets that are active, quoted prices for identical or similar assets or liabilities in markets that are not active, inputs other than quoted prices that are observable for the assets or liabilities (such as interest rates, yield curves, volatilities, prepayment speeds, loss severities, credit risks and default rates) or other market–corroborated inputs)

•

Level 3 — unobservable inputs based on the best information available in the circumstances, to the extent observable inputs are not available (including each Fund’s own assumptions used in determining the fair value of investments and derivative financial instruments)

The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3. The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the fair value hierarchy classification is determined based on the lowest level input that is significant to the fair value measurement in its entirety. Investments classified within Level 3 have significant unobservable inputs used by the Global Valuation Committee in determining the price for Fair Valued investments. Level 3 investments include equity or debt issued by Private Companies. There may not be a secondary market, and/or there are a limited number of investors. Level 3 investments may also be adjusted to reflect illiquidity and/or non-transferability, with the amount of such discount estimated by the Global Valuation Committee in the absence of market information.

Changes in valuation techniques may result in transfers into or out of an assigned level within the hierarchy. In accordance with each Fund’s policy, transfers between different levels of the fair value hierarchy are deemed to have occurred as of the beginning of the reporting period. The categorization of a value determined for investments and derivative financial instruments is based on the pricing transparency of the investments and derivative financial instruments and is not necessarily an indication of the risks associated with investing in those securities.

4. Securities and Other Investments:

Asset-Backed and Mortgage-Backed Securities: Asset-backed securities are generally issued as pass-through certificates or as debt instruments. Asset-backed securities issued as pass-through certificates represent undivided fractional ownership interests in an underlying pool of assets. Asset-backed securities issued as debt instruments, which are also known as collateralized obligations, are typically issued as the debt of a special purpose entity organized solely for the purpose of owning such assets and issuing such debt. Asset-backed securities are often backed by a pool of assets representing the obligations of a number of different parties. The yield characteristics of certain asset-backed securities may differ from traditional debt securities. One such major difference is that all or a principal part of the obligations may be prepaid at any time because the underlying assets (i.e., loans) may be prepaid at any time. As a result, a decrease in interest rates in the market may result in increases in the level of prepayments as borrowers, particularly mortgagors, refinance and repay their loans. An increased prepayment rate with respect to an asset-backed security will have the effect of shortening the maturity of the security. In addition, a Fund may subsequently have to reinvest the proceeds at lower interest rates. If a Fund has purchased such an asset-backed security at a premium, a faster than anticipated prepayment rate could result in a loss of principal to the extent of the premium paid.

For mortgage pass-through securities (the “Mortgage Assets”) there are a number of important differences among the agencies and instrumentalities of the U.S. Government that issue mortgage-related securities and among the securities that they issue. For example, mortgage-related securities guaranteed by Ginnie Mae are guaranteed as to the timely payment of principal and interest by Ginnie Mae and such guarantee is backed by the full faith and credit of the United States. However, mortgage-related securities issued by Freddie Mac and Fannie Mae, including Freddie Mac and Fannie Mae guaranteed mortgage pass-through certificates, which are solely the obligations of Freddie Mac and Fannie Mae, are not backed by or entitled to the full faith and credit of the United States, but are supported by the right of the issuer to borrow from the U.S. Treasury.

Non-agency mortgage-backed securities are securities issued by non-governmental issuers and have no direct or indirect government guarantees of payment and are subject to various risks. Non-agency mortgage loans are obligations of the borrowers thereunder only and are not typically insured or guaranteed by any other person or entity. The ability of a borrower to repay a loan is dependent upon the income or assets of the borrower. A number of factors, including a general economic downturn, acts of God, terrorism, social unrest and civil disturbances, may impair a borrower’s ability to repay its loans.

Collateralized Debt Obligations: Collateralized debt obligations (“CDOs”), including collateralized bond obligations (“CBOs”) and collateralized loan obligations (“CLOs”), are types of asset-backed securities. A CDO is an entity that is backed by a diversified pool of debt securities (CBOs) or syndicated bank loans (CLOs). The cash flows of the CDO can be split into multiple segments, called “tranches,” which will vary in risk profile and yield. The riskiest segment is the subordinated or “equity” tranche. This tranche bears the greatest risk of defaults from the underlying assets in the CDO and serves to protect the other, more senior, tranches from default in all but the most severe circumstances. Since it is shielded from defaults by the more junior tranches, a “senior” tranche will typically have higher credit ratings and lower yields than their underlying securities, and often receive investment grade ratings from one or more of the nationally recognized rating agencies. Despite the protection from the more junior tranches, senior tranches can experience substantial losses due to actual defaults, increased sensitivity to future defaults and the disappearance of one or more protecting tranches as a result of changes in the credit profile of the underlying pool of assets.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	161

Notes to Financial Statements (continued)

Inflation-Indexed Bonds: Inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) are fixed income securities whose principal value is periodically adjusted according to the rate of inflation. If the index measuring inflation rises or falls, the principal value of inflation-indexed bonds (other than municipal inflation-indexed and certain corporate inflation-indexed bonds) will be adjusted upward or downward, and consequently the interest payable on these securities (calculated with respect to a larger or smaller principal amount) will be increased or reduced, respectively. Any upward or downward adjustment in the principal amount of an inflation-indexed bond will be included as interest income in the Statements of Operations, even though investors do not receive their principal until maturity. Repayment of the original bond principal upon maturity (as adjusted for inflation) is guaranteed in the case of U.S. Treasury inflation-indexed bonds. For bonds that do not provide a similar guarantee, the adjusted principal value of the bond repaid at maturity may be less than the original principal. With regard to municipal inflation-indexed bonds and certain corporate inflation-indexed bonds, the inflation adjustment is typically reflected in the semi-annual coupon payment. As a result, the principal value of municipal inflation-indexed bonds and such corporate inflation-indexed bonds does not adjust according to the rate of inflation.

Multiple Class Pass-Through Securities: Multiple class pass-through securities, including collateralized mortgage obligations (“CMOs”) and commercial mortgage-backed securities, may be issued by Ginnie Mae, U.S. Government agencies or instrumentalities or by trusts formed by private originators of, or investors in, mortgage loans. In general, CMOs are debt obligations of a legal entity that are collateralized by a pool of residential or commercial mortgage loans or Mortgage Assets. The payments on these are used to make payments on the CMOs or multiple pass-through securities. Multiple class pass-through securities represent direct ownership interests in the Mortgage Assets. Classes of CMOs include interest only (“IOs”), principal only (“POs”), planned amortization classes and targeted amortization classes. IOs and POs are stripped mortgage-backed securities representing interests in a pool of mortgages, the cash flow from which has been separated into interest and principal components. IOs receive the interest portion of the cash flow while POs receive the principal portion. IOs and POs can be extremely volatile in response to changes in interest rates. As interest rates rise and fall, the value of IOs tends to move in the same direction as interest rates. POs perform best when prepayments on the underlying mortgages rise since this increases the rate at which the principal is returned and the yield to maturity on the PO. When payments on mortgages underlying a PO are slower than anticipated, the life of the PO is lengthened and the yield to maturity is reduced. If the underlying Mortgage Assets experience greater than anticipated prepayments of principal, a Fund’s initial investment in the IOs may not fully recoup.

Stripped Mortgage-Backed Securities: Stripped mortgage-backed securities are typically issued by the U.S. Government, its agencies and instrumentalities. Stripped mortgage-backed securities are usually structured with two classes that receive different proportions of the interest (IOs) and principal (POs) distributions on a pool of Mortgage Assets. Stripped mortgage-backed securities may be privately issued.

Zero-Coupon Bonds: Zero-coupon bonds, are normally issued at a significant discount from face value and do not provide for periodic interest payments. These bonds may experience greater volatility in market value than other debt obligations of similar maturity which provide for regular interest payments.

Capital Securities and Trust Preferred Securities: Capital securities, including trust preferred securities, are typically issued by corporations, generally in the form of interest-bearing notes with preferred securities characteristics. In the case of trust preferred securities, an affiliated business trust of a corporation issues these securities, generally in the form of beneficial interests in subordinated debentures or similarly structured securities. The securities can be structured with either a fixed or adjustable coupon that can have either a perpetual or stated maturity date. For trust preferred securities, the issuing bank or corporation pays interest to the trust, which is then distributed to holders of these securities as a dividend. Dividends can be deferred without creating an event of default or acceleration, although maturity cannot take place unless all cumulative payment obligations have been met. The deferral of payments does not affect the purchase or sale of these securities in the open market. Payments on these securities are treated as interest rather than dividends for federal income tax purposes. These securities generally are rated below that of the issuing company’s senior debt securities and are freely callable at the issuer’s option.

Preferred Stock: Preferred stock has a preference over common stock in liquidation (and generally in receiving dividends as well) but is subordinated to the liabilities of the issuer in all respects. As a general rule, the market value of preferred stock with a fixed dividend rate and no conversion element varies inversely with interest rates and perceived credit risk, while the market price of convertible preferred stock generally also reflects some element of conversion value. Because preferred stock is junior to debt securities and other obligations of the issuer, deterioration in the credit quality of the issuer will cause greater changes in the value of a preferred stock than in a more senior debt security with similar stated yield characteristics. Unlike interest payments on debt securities, preferred stock dividends are payable only if declared by the issuer’s board of directors. Preferred stock also may be subject to optional or mandatory redemption provisions.

Warrants: Warrants entitle a Fund to purchase a specified number of shares of common stock and are non-income producing. The purchase price and number of shares are subject to adjustment under certain conditions until the expiration date of the warrants, if any. If the price of the underlying stock does not rise above the strike price before the warrant expires, the warrant generally expires without any value and a Fund will lose any amount it paid for the warrant. Thus, investments in warrants may involve more risk than investments in common stock. Warrants may trade in the same markets as their underlying stock; however, the price of the warrant does not necessarily move with the price of the underlying stock.

162	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Floating Rate Loan Interests: Floating rate loan interests are typically issued to companies (the “borrower”) by banks, other financial institutions, or privately and publicly offered corporations (the “lender”). Floating rate loan interests are generally non-investment grade, often involve borrowers whose financial condition is troubled or uncertain and companies that are highly leveraged or in bankruptcy proceedings. In addition, transactions in floating rate loan interests may settle on a delayed basis, which may result to proceeds from the sale to not be readily available for a Fund to make additional investments or meet its redemption obligations. Floating rate loan interests may include fully funded term loans or revolving lines of credit. Floating rate loan interests are typically senior in the corporate capital structure of the borrower. Floating rate loan interests generally pay interest at rates that are periodically determined by reference to a base lending rate plus a premium. Since the rates reset only periodically, changes in prevailing interest rates (and particularly sudden and significant changes) can be expected to cause some fluctuations in the NAV of a Fund to the extent that it invests in floating rate loan interest. The base lending rates are generally the lending rate offered by one or more European banks, such as the London Interbank Offered Rate (“LIBOR”), the prime rate offered by one or more U.S. banks or the certificate of deposit rate. Floating rate loan interests may involve foreign borrowers, and investments may be denominated in foreign currencies. These investments are treated as investments in debt securities for purposes of a Fund’s investment policies.

When a Fund purchases a floating rate loan interest, it may receive a facility fee and when it sells a floating rate loan interest, it may pay a facility fee. On an ongoing basis, a Fund may receive a commitment fee based on the undrawn portion of the underlying line of credit amount of a floating rate loan interest. Facility and commitment fees are typically amortized to income over the term of the loan or term of the commitment, respectively. Consent and amendment fees are recorded to income as earned. Prepayment penalty fees, which may be received by a Fund upon the prepayment of a floating rate loan interest by a borrower, are recorded as realized gains. A Fund may invest in multiple series or tranches of a loan. A different series or tranche may have varying terms and carry different associated risks.

Floating rate loan interests are usually freely callable at the borrower’s option. A Fund may invest in such loans in the form of participations in loans (“Participations”) or assignments (“Assignments”) of all or a portion of loans from third parties. Participations typically will result in a Fund having a contractual relationship only with the lender, not with the borrower. A Fund has the right to receive payments of principal, interest and any fees to which it is entitled only from the lender selling the Participation and only upon receipt by the lender of the payments from the borrower. In connection with purchasing Participations, a Fund generally will have no right to enforce compliance by the borrower with the terms of the loan agreement, nor any rights of offset against the borrower. A Fund may not benefit directly from any collateral supporting the loan in which it has purchased the Participation. As a result, a Fund assumes the credit risk of both the borrower and the lender that is selling the Participation. A Fund’s investment in loan participation interests involves the risk of insolvency of the financial intermediaries who are parties to the transactions. In the event of the insolvency of the lender selling the Participation, a Fund may be treated as a general creditor of the lender and may not benefit from any offset between the lender and the borrower. Assignments typically result in a Fund having a direct contractual relationship with the borrower, and a Fund may enforce compliance by the borrower with the terms of the loan agreement.

Forward Commitments and When-Issued Delayed Delivery Securities: Certain Funds may purchase securities on a when-issued basis and may purchase or sell securities on a forward commitment basis. Settlement of such transactions normally occurs within a month or more after the purchase or sale commitment is made. A Fund may purchase securities under such conditions with the intention of actually acquiring them, but may enter into a separate agreement to sell the securities before the settlement date. Since the value of securities purchased may fluctuate prior to settlement, a Fund may be required to pay more at settlement than the security is worth. In addition, a Fund is not entitled to any of the interest earned prior to settlement. When purchasing a security on a delayed delivery basis, a Fund assumes the rights and risks of ownership of the security, including the risk of price and yield fluctuations. In the event of default by the counterparty, a Fund’s maximum amount of loss is the unrealized appreciation of unsettled when-issued transactions.

TBA Commitments: TBA commitments are forward agreements for the purchase or sale of mortgage-backed securities for a fixed price, with payment and delivery on an agreed upon future settlement date. The specific securities to be delivered are not identified at the trade date. However, delivered securities must meet specified terms, including issuer, rate and mortgage terms. When entering into TBA commitments, a Fund may take possession of or deliver the underlying mortgage-backed securities but can extend the settlement or roll the transaction. TBA commitments involve a risk of loss if the value of the security to be purchased or sold declines or increases, respectively, prior to settlement date.

In order to better define contractual rights and to secure rights that will help a Fund mitigate its counterparty risk, TBA commitments may be entered into by a Fund under Master Securities Forward Transaction Agreements (each, an “MSFTA”). An MSFTA typically contains, among other things, collateral posting terms and netting provisions in the event of default and/or termination event. The collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of the collateral currently pledged by a Fund and the counterparty. Cash collateral that has been pledged to cover the obligations of a Fund and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral for TBA commitments or cash received as collateral for TBA commitments, respectively. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments. Typically, a Fund is permitted to sell, repledge or use the collateral it receives; however, the counterparty is not permitted to do so. To the extent amounts due to a Fund is not fully collateralized, contractually or otherwise, a Fund bears the risk of loss from counterparty non-performance.

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Notes to Financial Statements (continued)

Mortgage Dollar Roll Transactions: Certain Funds may sell TBA mortgage-backed securities and simultaneously contract to repurchase substantially similar (i.e., same type, coupon and maturity) securities on a specific future date at an agreed upon price. During the period between the sale and repurchase, a Fund is not entitled to receive interest and principal payments on the securities sold. Mortgage dollar roll transactions are treated as purchases and sales and realize gains and losses on these transactions. Mortgage dollar rolls involve the risk that the market value of the securities that a Fund is required to purchase may decline below the agreed upon repurchase price of those securities.

Repurchase Agreements: Repurchase agreements are commitments to purchase a security from a counterparty who agrees to repurchase the same security at a mutually agreed upon date and price. On a daily basis, the counterparty is required to maintain collateral subject to the agreement and in value no less than the agreed upon repurchase amount. Pursuant to the custodial undertaking associated with a tri-party repurchase arrangement, an unaffiliated third party custodian maintains accounts to hold collateral for a Fund and its counterparties. Typically, a Fund and counterparty are not permitted to sell, re-pledge or use the collateral absent a default by the counterparty or a Fund, respectively.

In the event the counterparty defaults and the fair value of the collateral declines, a Fund could experience losses, delays and costs in liquidating the collateral.

Repurchase agreements are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”). The MRA permits a Fund, under certain circumstances including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables with collateral held by and/or posted to the counterparty. As a result, one single net payment is created. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Based on the terms of the MRA, a Fund receives securities as collateral with a market value in excess of the repurchase price at maturity. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund would recognize a liability with respect to such excess collateral. The liability reflects a Fund’s obligation under bankruptcy law to return the excess to the counterparty.

Borrowed Bond Agreements: Repurchase agreements may be referred to as borrowed bond agreements when entered into in connection with short sales of bonds. In a borrowed bond agreement, a Fund borrows a bond from a counterparty in exchange for cash collateral. The agreement contains a commitment that the security and the cash will be returned to the counterparty and a Fund at a mutually agreed upon date. Certain agreements have no stated maturity and can be terminated by either party at any time. Earnings on cash collateral and compensation to the lender of the bond are based on agreed upon rates between a Fund and the counterparty. The value of the underlying cash collateral approximates the market value and accrued interest of the borrowed bond. To the extent that a borrowed bond transaction exceeds one business day, the value of the cash collateral in the possession of the counterparty is monitored on a daily basis to ensure the adequacy of the collateral. As the market value of the borrowed bond changes, the cash collateral is periodically increased or decreased with a frequency and in amounts prescribed in the borrowed bond agreement. A Fund may also experience delays in gaining access to the collateral.

Reverse Repurchase Agreements: Reverse repurchase agreements are agreements with qualified third party broker dealers in which a Fund sells securities to a bank or broker-dealer and agrees to repurchase the same securities at a mutually agreed upon date and price. A Fund receives cash from the sale to use for other investment purposes. During the term of the reverse repurchase agreement, a Fund continues to receive the principal and interest payments on the securities sold. Certain agreements have no stated maturity and can be terminated by either party at any time. Interest on the value of the reverse repurchase agreements issued and outstanding is based upon competitive market rates determined at the time of issuance. A Fund may utilize reverse repurchase agreements when it is anticipated that the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. Reverse repurchase agreements involve leverage risk. If a Fund suffers a loss on its investment of the transaction proceeds from a reverse repurchase agreement, a Fund would still be required to pay the full repurchase price. Further, a Fund remains subject to the risk that the market value of the securities repurchased declines below the repurchase price. In such cases, a Fund would be required to return a portion of the cash received from the transaction or provide additional securities to the counterparty.
Cash received in exchange for securities delivered plus accrued interest due to the counterparty is recorded as a liability in the Statements of Assets and Liabilities at face value including accrued interest. Due to the short- term nature of the reverse repurchase agreements, face value approximates fair value. Interest payments made by a Fund to the counterparties are recorded as a component of interest expense in the Statements of Operations. In periods of increased demand for the security, a Fund may receive a fee for use of the security by the counterparty, which may result in interest income to a Fund.

For the year ended December 31, 2016, the average amount of reverse repurchase agreements and the daily weighted average interest rate for the Funds were as follows:

	Balanced Capital	Total Return	U.S. Government Bond
Average Borrowings	$8,970,203	$6,283,031	$13,254,494
Daily Weighted Average Interest Rate	0.17%	0.24%	0.32%

164	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Borrowed bond agreements and reverse repurchase transactions are entered into by a Fund under Master Repurchase Agreements (each, an “MRA”), which permit a Fund, under certain circumstances, including an event of default (such as bankruptcy or insolvency), to offset payables and/or receivables under the MRA with collateral held and/or posted to the counterparty and create one single net payment due to or from a Fund. With borrowed bond agreements and reverse repurchase transactions, typically a Fund and counterparty under an MRA are permitted to sell, re-pledge, or use the collateral associated with the transaction. Bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of the MRA counterparty’s bankruptcy or insolvency. Pursuant to the terms of the MRA, a Fund receives or posts securities as collateral with a market value in excess of the repurchase price to be paid or received by a Fund upon the maturity of the transaction. Upon a bankruptcy or insolvency of the MRA counterparty, a Fund is considered an unsecured creditor with respect to excess collateral and, as such, the return of excess collateral may be delayed.

As of period end, the following table is a summary of the Funds’ open borrowed bond agreements and reverse repurchase agreements by counterparty which are subject to offset under an MRA on a net basis:

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Net Collateral Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
Balanced Capital
Barclays Bank PLC	$ 839,182	—	$ (835,880)	$ 3,302	—	—	$ 3,302
BNP Paribas Securities Corp.	1,158,618	$ (944,104)	(1,183,007)	(968,493)	$ 968,493	$ 968,493	—
Citigroup Global Markets, Inc.	38,037	—	(37,061)	976	—	—	976
Credit Suisse Securities (USA) LLC	2,460,940	—	(2,462,567)	(1,627)	—	—	(1,627)
Deutsche Bank Securities, Inc.	46,236	—	(46,505)	(269)	—	—	(269)
J.P. Morgan Securities LLC	—	(988,764)	—	(988,764)	946,662	946,662	(42,102)
Merrill Lynch, Pierce, Fenner & Smith, Inc.	1,714,960	(1,959,285)	(1,724,941)	(1,969,266)	1,965,944	1,965,944	(3,322)

Total	$6,257,973	$(3,892,153)	$(6,289,961)	$(3,924,141)	$3,881,099	$3,881,099	$(43,042)

Total Return
Barclays Bank PLC	$ 286,975	—	$ (285,852)	$ 1,123	—	—	$ 1,123
BNP Paribas Securities Corp.	429,699	$ (821,663)	(438,732)	(830,696)	$ 822,081	$ 822,081	(8,615)
Citigroup Global Markets, Inc.	13,425	—	(13,166)	259	—	—	259
Credit Suisse Securities (USA) LLC	24,145	(846,134)	(24,138)	(846,127)	846,127	846,127	—
Deutsche Bank Securities, Inc.	—	(1,256,729)	—	(1,256,729)	1,256,729	1,256,729	—
J.P. Morgan Securities LLC	—	(388,947)	—	(388,947)	388,947	388,947	—
Merrill Lynch, Pierce, Fenner & Smith, Inc.	612,070	(2,297,372)	(615,675)	(2,300,977)	2,300,977	2,300,977	—

Total	$1,366,314	$(5,610,845)	$(1,377,563)	$(5,622,094)	$5,614,861	$5,614,861	$ (7,233)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[2]

Includes accrued interest on borrowed bonds in the amount of $5,977 and $1,952 for Balanced Capital and Total Return, respectively, which is included in interest expense payable in the Statements of Assets and Liabilities.

[3]

Net collateral with a value of $3,901,533 and $5,622,536, for Balanced Capital and Total Return, respectively, has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	165

Notes to Financial Statements (continued)

Counterparty	Borrowed Bond Agreements[1]	Reverse Repurchase Agreements	Borrowed Bonds at Value Including Accrued Interest[2]	Net Amount before Collateral	Fair Value of Non-cash Collateral Pledged Including Accrued Interest[3]	Net Collateral Pledged[3]	Net Exposure Due (to)/from Counterparty[4]
U.S. Government Bond
Amherst Pierpont Securities LLC	$ 30,768	—	$ (30,833)	$ (65)	—	—	$(65)
Credit Suisse Securities (USA) LLC	—	$(2,508,724)	—	(2,508,724)	$2,508,724	$2,508,724	—
Deutsche Bank Securities, Inc.	232,418	—	(232,381)	37	—	—	37
Merrill Lynch, Pierce, Fenner & Smith, Inc.	—	(3,750,990)	—	(3,750,990)	3,750,990	3,750,990	—

Total	$263,186	$(6,259,714)	$(263,214)	$(6,259,742)	$6,259,714	$6,259,714	$(28)

[1]	Included in Investments at value-unaffiliated in the Statements of Assets and Liabilities.
[2]	Includes accrued interest on borrowed bonds in the amount of $166, which is included in interest expense payable in the Statements of Assets and Liabilities.
[3]

Net collateral with a value of $6,268,275, has been pledged/received in connection with open reverse repurchase agreements. Excess of net collateral pledged to the individual counterparty is not shown for financial reporting purposes.

[4]	Net exposure represents the net receivable (payable) that would be due from/to the counterparty in the event of default.

In the event the counterparty of securities under an MRA files for bankruptcy or becomes insolvent, a Fund’s use of the proceeds from the agreement may be restricted while the counterparty, or its trustee or receiver, determines whether or not to enforce a Fund’s obligation to repurchase the securities.

Short Sale Transactions (Borrowed Bonds): In short sale transactions, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short (borrowed bond) and deliver the fixed-income security to the counterparty to which it sold the security short. An amount equal to the proceeds received by a Fund is reflected as an asset and an equivalent liability. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund is required to repay the counterparty interest on the security sold short, which, if applicable, is shown as interest expense in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain is limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Short Sale Transactions (Equities): In a short sale transaction, a Fund sells a security it does not hold in anticipation of a decline in the market price of that security. When a Fund makes a short sale, it will borrow the security sold short from a broker/counterparty and deliver the security to the purchaser. To close out a short position, a Fund delivers the same security to the broker and records a liability to reflect the obligation to return the security to the broker. The amount of the liability is subsequently marked-to-market to reflect the market value of the short sale. A Fund maintains a segregated account of securities or deposits cash with the broker-dealer as collateral for the short sales. Cash deposited with the broker is recorded as an asset in the Statements of Assets and Liabilities. Securities segregated as collateral are denoted in the Schedules of Investments. A Fund may pay a financing fee for the difference between the market value of the short position and the cash collateral deposited with the broker which would be recorded as interest expense. A Fund is required to repay the counterparty any dividends received on the security sold short, which, if applicable, is shown as dividend expense in the Statements of Operations. A Fund may pay a fee on the assets borrowed from the counterparty, which, if applicable, is shown as broker fees and expenses on short sales in the Statements of Operations. A Fund is exposed to market risk based on the amount, if any, that the market value of the security increases beyond the market value at which the position was sold. Thus, a short sale of a security involves the risk that instead of declining, the price of the security sold short will rise. The short sale of securities involves the possibility of an unlimited loss since there is an unlimited potential for the market price of the security sold short to increase. A gain, limited to the price at which a Fund sold the security short. A realized gain or loss is recognized upon the termination of a short sale if the market price is either less than or greater than the proceeds originally received. There is no assurance that a Fund will be able to close out a short position at a particular time or at an acceptable price.

Securities Lending: Certain Funds may lend their securities to approved borrowers, such as brokers, dealers and other financial institutions. The borrower pledges and maintains with the Funds collateral consisting of cash, an irrevocable letter of credit issued by a bank, or securities issued or guaranteed by the U.S. Government. The initial collateral received by each Fund is required to have a value of at least 102% of the current value of the loaned securities for securities traded on U.S. exchanges and a value of at least 105% for all other securities. The collateral is maintained thereafter at a value equal to at least 100% of the current market value of the securities on loan. The market value of the loaned securities is determined at the close of each business day of the Fund and any additional required collateral is delivered to the Fund, or excess collateral returned by the Fund, on the next business day. During the term of the loan, the Funds are entitled to all distributions made on or in respect of the loaned securities but does not receive interest income on securities received as collateral. Loans of securities are terminable at any time and the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

166	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

The market value of any securities on loan, all of which were classified as common stocks in the Funds’ Schedules of Investments, and the value of any related collateral are shown separately in the Statements of Assets and Liabilities as a component of investments at value-unaffiliated, and collateral on securities loaned at value, respectively. As of period end, any securities on loan were collateralized by cash and/or U.S. Government obligations. Cash collateral invested by the securities lending agent, BlackRock Investment Management, LLC (“BIM”), if any, is disclosed in the Schedules of Investments.

Securities lending transactions are entered into by the Funds under Master Securities Lending Agreements (each, an “MSLA”), which provide the right, in the event of default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate a net exposure to the defaulting party or request additional collateral. In the event that a borrower defaults, the Funds, as lender, would offset the market value of the collateral received against the market value of the securities loaned. When the value of the collateral is greater than that of the market value of the securities loaned, the lender is left with a net amount payable to the defaulting party. However, bankruptcy or insolvency laws of a particular jurisdiction may impose restrictions on or prohibitions against such a right of offset in the event of an MSLA counterparty’s bankruptcy or insolvency. Under the MSLA, absent an event of default, the borrower can resell or re-pledge the loaned securities, and a Fund can reinvest cash collateral received in connection with loaned securities. Upon an event of default, the parties’ obligations to return the securities or collateral to the other party are extinguished, and the parties can resell or re-pledge the loaned securities or the collateral received in connection with the loaned securities in order to satisfy the defaulting party’s net payment obligation for all transactions under the MSLA. The defaulting party remains liable for any deficiency.

As of period end, the following tables are a summary of the Funds’ securities lending agreements by counterparty which are subject to offset under an MSLA:

Balanced Capital
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$5,781,930	$(5,781,930)	—
Deutsche Bank Securities, Inc.	2,399,058	(2,399,058)	—
Goldman Sachs & Co.	404,176	(404,176)	—
JP Morgan Securities LLC	23,076	(23,076)	—
State Street Bank and Trust Co.	121,443	(121,443)	—

Total	$8,729,683	$(8,729,683)	—

Capital Appreciation
Counterparty
JP Morgan Securities LLC	$570,508	$(570,508)	—
State Street Bank and Trust Co.	5,282	(5,282)	—

Total	$575,790	$(575,790)	—

Global Allocation
Counterparty
BMO Capital Markets Corp.	$ 77,331	$ (77,331)	—
BNP Paribas S.A.	498,934	(498,934)	—
Citigroup Global Markets, Inc.	258,673	(258,673)	—
Credit Suisse Securities (USA) LLC	6,435	(6,435)	—
Deutsche Bank Securities, Inc.	259,500	(259,500)	—
Goldman Sachs & Co.	171,902	(171,902)	—
JP Morgan Securities LLC	1,859,494	(1,859,494)	—
Morgan Stanley	269,822	(269,822)	—
National Financial Services LLC	145,239	(145,239)	—
State Street Bank and Trust Co.	812,488	(812,488)	—
UBS Securities LLC	8,994	(8,994)	—

Total	$4,368,812	$(4,368,812)	—

[1]

Collateral with a value of $9,006,620, $586,927 and $4,502,489 has been received by Balanced Capital, Capital Appreciation and Global Allocation, respectively, in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

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Notes to Financial Statements (continued)

Large Cap Core
Counterparty	Securities Loaned at Value	Cash Collateral Received[1]	Net Amount
Citigroup Global Markets, Inc.	$3,413,478	$(3,413,478)	—
Deutsche Bank Securities, Inc.	1,345,254	(1,345,254)	—
Goldman Sachs & Co.	230,068	(230,068)	—
JP Morgan Securities LLC	29,002	(29,002)	—

Total	$5,017,802	$(5,017,802)	—

1	Collateral with a value of $5,189,011 has been received by Large Cap Core in connection with securities lending agreements. Collateral received in excess of the value of securities loaned from the individual counterparty is not shown for financial reporting purposes.

The risks of securities lending include the risk that the borrower may not provide additional collateral when required or may not return the securities when due. To mitigate these risks, the Funds benefit from a borrower default indemnity provided by BIM. BIM’s indemnity allows for full replacement of the securities loaned if the collateral received does not cover the value on the securities loaned in the event of borrower default. Each Fund could suffer a loss if the value of an investment purchased with cash collateral falls below the market value of loaned securities or if the value of an investment purchased with cash collateral falls below the value of the original cash collateral received.

5. Derivative Financial Instruments:

Certain Funds engage in various portfolio investment strategies using derivative contracts both to increase the returns of the Funds and/or to manage their exposure to certain risks such as credit risk, equity risk, interest rate risk, foreign currency exchange rate risk, commodity price risk or other risks (e.g., inflation risk). Derivative financial instruments categorized by risk exposure are included in the Schedules of Investments. These contracts may be transacted on an exchange or OTC.

Futures Contracts: Certain Funds invest in long and/or short positions in futures and options on futures contracts to gain exposure to, or manage exposure to, changes in interest rates (interest rate risk), changes in the value of equity securities (equity risk) or foreign currencies (foreign currency exchange rate risk).

Futures contracts are agreements between the Funds and a counterparty to buy or sell a specific quantity of an underlying instrument at a specified price and on a specified date. Depending on the terms of a contract, it is settled either through physical delivery of the underlying instrument on the settlement date or by payment of a cash amount on the settlement date. Upon entering into a futures contract, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on a contract’s size and risk profile. The initial margin deposit must then be maintained at an established level over the life of the contract.

Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited, if any, is shown as cash pledged for futures contracts in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and, if any, shown as variation margin receivable (or payable) on futures contracts in the Statements of Assets and Liabilities. When the contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed. The use of futures contracts involves the risk of an imperfect correlation in the movements in the price of futures contracts and interest, foreign currency exchange rates or underlying assets.

Forward Foreign Currency Exchange Contracts: Certain Funds enter into forward foreign currency exchange contracts to gain or reduce exposure, to foreign currencies (foreign currency exchange rate risk).

A forward foreign currency exchange contract is an agreement between two parties to buy and sell a currency at a set exchange rate on a specified date. These contracts help to manage the overall exposure to the currencies in which some of the investments held by the Funds are denominated and in some cases, may be used to obtain exposure to a particular market.

The contract is marked to market daily and the change in market value is recorded as unrealized appreciation (depreciation) in the Statements of Assets and Liabilities. When a contract is closed, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the value at the time it was opened and the value at the time it was closed. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency. The use of forward foreign currency exchange contracts involves the risk that the value of a forward foreign currency exchange contract changes unfavorably due to movements in the value of the referenced foreign currencies.

Options: Certain Funds purchase and write call and put options to increase or decrease their exposure to the risks of underlying instruments, including equity risk, interest rate risk and/or commodity price risk and/or, in the case of options written, to generate gains from options premiums.

168	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

A call option gives the purchaser (holder) of the option the right (but not the obligation) to buy, and obligates the seller (writer) to sell (when the option is exercised) the underlying instrument at the exercise or strike price at any time or at a specified time during the option period. A put option gives the holder the right to sell and obligates the writer to buy the underlying instrument at the exercise or strike price at any time or at a specified time during the option period.

Premiums paid on options purchased and premiums received on options written, as well as the daily fluctuation in market value, are included in investments at value – unaffiliated and options written at value, respectively, in the Statements of Assets and Liabilities. When an instrument is purchased or sold through the exercise of an option, the premium is offset against the cost or proceeds of the underlying instrument. When an option expires, a realized gain or loss is recorded in the Statements of Operations to the extent of the premiums received or paid. When an option is closed or sold, a gain or loss is recorded in the Statements of Operations to the extent the cost of the closing transaction exceeds the premiums received or paid). When the Funds write a call option, such option is typically “covered,” meaning that they hold the underlying instrument subject to being called by the option counterparty. When the Funds write a put option, such option is covered by cash in an amount sufficient to cover the obligation.

•

Swaptions — Certain Funds purchase and write options on swaps (“swaptions”) primarily to preserve a return or spread on a particular investment or portion of the Funds’ holdings, as a duration management technique or to protect against an increase in the price of securities it anticipates purchasing at a later date. The purchaser and writer of a swaption is buying or granting the right to enter into a previously agreed upon interest rate or credit default swap agreement (interest rate risk and/or credit risk) at any time before the expiration of the option.

•

Foreign Currency options — Certain Funds purchase and write foreign currency options, foreign currency futures and options on foreign currency futures to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk). Foreign currency options give the purchaser the right to buy from or sell to the writer a foreign currency at any time before the expiration of the option.

•	Barrier options — Certain Funds may purchase and write a variety of options with non-standard payout structures or other features (“barrier options”) that are generally traded OTC.

•

The Funds may invest in various types of barrier options, including down-and-out options, down-and-in options, double no-touch options, one-touch options and up-and-out options. Down-and-out options expire worthless to the purchaser if the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Down-and-in options expire worthless to the purchaser unless the price of the underlying instrument falls below a specific barrier price level prior to the expiration date. Double no-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument does not reach or surpass predetermined barrier price levels prior to the option’s expiration date. One-touch options provide the purchaser an agreed-upon payout if the price of the underlying instrument reaches or surpasses predetermined barrier price levels prior to the expiration date. Up-and-out options expire worthless if the price of the underlying instrument increases beyond a predetermined barrier price level prior to the expiration date.

•	Structured options — Certain Funds invest in structured options to increase or decrease their exposure to an underlying index or group of securities (equity risk).

These options may consist of single or multiple OTC options which are priced as a single instrument. They may only be exercised at the expiration date, but may be transferred/sold prior to the expiration date. The value of a structured option may either increase or decrease with the underlying index or group of securities, depending on the combination of options used. Structured options are issued in units whereby each unit represents a structure based on the specific index with an initial reference strike price. One type of structure involves the combination of selling a put while buying a call on a specific index. This option would rise in value as the underlying index increases and fall in value as the underlying index decreases. Alternatively, another structure involves the sale of a call and the purchase of a put. This option structure would rise in value as the underlying index decreases and fall in value as the underlying index increases. Upon the exercise of the structured option, the Funds will receive a payment from, or be required to remit a payment to, the counterparty depending on the value of the underlying index at exercise.

In purchasing and writing options, the Funds bear the risk of an unfavorable change in the value of the underlying instrument or the risk that they may not be able to enter into a closing transaction due to an illiquid market. Exercise of a written option could result in the Funds purchasing or selling a security when they otherwise would not, or at a price different from the current market value.

Swaps: Certain Funds enter into swap contracts to manage exposure to issuers, markets and securities. Such contracts are agreements between the Funds and a counterparty to make periodic net payments on a specified notional amount or a net payment upon termination. Swap agreements are privately negotiated in the OTC market and may be entered into as a bilateral contract (“OTC swaps”) or centrally cleared (“centrally cleared swaps”).

For OTC swaps, any upfront premiums paid and any upfront fees received are shown as swap premiums paid and swap premiums received, respectively, in the Statements of Assets and Liabilities and amortized over the term of the contract. The daily fluctuation in market value is recorded as unrealized appreciation (depreciation) on OTC Swaps in the Statements of Assets and Liabilities. Payments received or paid are recorded in the Statements

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	169

Notes to Financial Statements (continued)

of Operations as realized gains or losses, respectively. When an OTC swap is terminated, a realized gain or loss is recorded in the Statements of Operations equal to the difference between the proceeds from (or cost of) the closing transaction and the Funds’ basis in the contract, if any. Generally, the basis of the contract is the premium received or paid.

In a centrally cleared swap, immediately following execution of the swap contract, the swap contract is novated to a central counterparty (the “CCP”) and the Funds’ counterparty on the swap agreement becomes the CCP. The Funds are required to interface with the CCP through the broker. Upon entering into a centrally cleared swap, the Funds are required to deposit initial margin with the broker in the form of cash or securities in an amount that varies depending on the size and risk profile of the particular swap. Securities deposited as initial margin are designated in the Schedules of Investments and cash deposited is shown as cash pledged for centrally cleared swaps in the Statements of Assets and Liabilities. Pursuant to the contract, the Funds agree to receive from or pay to the broker an amount of cash equal to the daily fluctuation in market value of the contract (“variation margin”). Variation margin is recorded as unrealized appreciation (depreciation) and shown as variation margin receivable (or payable) on centrally cleared swaps in the Statements of Assets and Liabilities. Payments received from (paid to) the counterparty, including at termination, are recorded as realized gains (losses) in the Statements of Operations.

•

Credit default swaps — Certain Funds enter into credit default swaps to manage their exposure to the market or certain sectors of the market, to reduce their risk exposure to defaults of corporate and/or sovereign issuers or to create exposure to corporate and/or sovereign issuers to which they are not otherwise exposed (credit risk).

The Funds may either buy or sell (write) credit default swaps on single-name issuers (corporate or sovereign), a combination or basket of single-name issuers or traded indexes. Credit default swaps are agreements in which the protection buyer pays fixed periodic payments to the seller in consideration for a promise from the protection seller to make a specific payment should a negative credit event take place with respect to the referenced entity (e.g., bankruptcy, failure to pay, obligation acceleration, repudiation, moratorium or restructuring). As a buyer, if an underlying credit event occurs, the Funds will either (i) receive from the seller an amount equal to the notional amount of the swap and deliver the referenced security or underlying securities comprising the index, or (ii) receive a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index. As a seller (writer), if an underlying credit event occurs, the Funds will either pay the buyer an amount equal to the notional amount of the swap and take delivery of the referenced security or underlying securities comprising the index or pay a net settlement of cash equal to the notional amount of the swap less the recovery value of the security or underlying securities comprising the index.

•

Total return swaps — Certain Funds enter into total return swaps to obtain exposure to a security or market without owning such security or investing directly in such market or to exchange the risk/return of one market (e.g., fixed income) with another market (e.g., equity or commodity prices) (equity risk, commodity price risk and/or interest rate risk).

Total return swaps are agreements in which there is an exchange of cash flows whereby one party commits to make payments based on the total return (distributions plus capital gains/losses) of an underlying instrument in exchange for fixed or floating rate interest payments. If the total return of the instrument or index underlying the transaction exceeds or falls short of the offsetting fixed or floating interest rate obligation, the Funds receive payment from or make a payment to the counterparty.

•	Interest rate swaps — Certain Funds enter into interest rate swaps to gain or reduce exposure to interest rates or to manage duration, the yield curve or interest rate (interest rate risk).

Interest rate swaps are agreements in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, on the same notional amount for a specified period of time. In more complex interest rate swaps, the notional principal amount may decline (or amortize) over time.

•	Currency swaps — Certain Funds enter into currency swaps to gain or reduce exposure to foreign currencies (foreign currency exchange rate risk).

Currency swaps are interest rate swaps in which one party pays a stream of interest payments, either fixed or floating, in exchange for another party’s stream of interest payments, either fixed or floating, based on the notional amounts of two different currencies. The notional amounts are typically determined based on the spot exchange rates at the inception of the trade. Currency swaps may also involve an exchange of notional amounts at the start, during and/or at expiration of the contract, either at the current spot rate or another specified rate.

•

Forward swaps — Certain Funds enter into forward interest rate swaps and forward total return swaps. In a forward swap, each Fund and the counterparty agree to make periodic net payments beginning on a specified date or a net payment at termination.

•

Interest rate floors — Certain Funds enter into interest rate floors to gain or reduce exposure to interest rates (interest rate risk and/or other risk). Floors are agreements whereby one party agrees to make payments to the other, in return for a premium, to the extent that interest rate indexes fall below a specified rate, or “floor.” The maximum potential amount of future payments that a Fund would be required to make under an interest rate

170	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

cap would be the notional amount times the percentage increase in interest rates determined by the difference between the interest rate index current value and the value at the time the cap was entered into.

Swap transactions involve, to varying degrees, elements of interest rate, credit and market risk in excess of the amounts recognized in the Statements of Assets and Liabilities. Such risks involve the possibility that there will be no liquid market for these agreements, that the counterparty to the agreements may default on its obligation to perform or disagree as to the meaning of the contractual terms in the agreements, and that there may be unfavorable changes in interest rates and/or market values associated with these transactions.

Master Netting Arrangements: In order to define their contractual rights and to secure rights that will help them mitigate their counterparty risk, the Funds may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with their counterparties. An ISDA Master Agreement is a bilateral agreement between each Fund and a counterparty that governs certain OTC derivatives and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. Underan ISDA Master Agreement, each Fund may, under certain circumstances, offset with the counterparty certain derivative financial instruments’ payables and/or receivables with collateral held and/or posted and create one single net payment. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of default including the bankruptcy or insolvency of the counterparty. Bankruptcy or insolvency laws of a particular jurisdiction may restrict or prohibit the right of offset in bankruptcy, insolvency or other events. In addition, certain ISDA Master Agreements allow counterparties to terminate derivative contracts prior to maturity in the event the Funds’ net assets decline by a stated percentage or the Funds fail to meet the terms of their ISDA Master Agreements. The result would cause the Funds to accelerate payment of any net liability owed to the counterparty.

Collateral Requirements: For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the mark-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty.

Cash collateral that has been pledged to cover obligations of the Funds and cash collateral received from the counterparty, if any, is reported separately on the Statements of Assets and Liabilities as cash pledged as collateral and cash received as collateral, respectively. Non-cash collateral pledgedby the Funds, if any, is noted in the Schedules of Investments. Generally, the amount of collateral due from or to a counterparty is subject to a certain minimum transfer amount threshold before a transfer is required, which is determined at the close of business of the Funds. Any additional required collateral is delivered to/pledged by the Funds on the next business day. Typically, the counterparty is not permitted to sell, re-pledge or use cash and non-cash collateral it receives. A Fund generally agrees not to use non-cash collateral that it receives but may, absent default or certain other circumstances defined in the underlying ISDA Master Agreement, be permitted to use cash collateral received. In such cases, interest may be paid pursuant to the collateral arrangement with the counterparty. To the extent amounts due to the Funds from their counterparties are not fully collateralized, they bear the risk of loss from counterparty non-performance. Likewise, to the extent the Funds have delivered collateral to a counterparty and stand ready to perform under the terms of their agreement with such counterparty, they bear the risk of loss from a counterparty in the amount of the value of the collateral in the event the counterparty fails to return such collateral. Based on the terms of agreements, collateral may not be required for all derivative contracts.

For financial reporting purposes, the Funds do not offset derivative assets and derivative liabilities that are subject to netting arrangements, if any, in the Statements of Assets and Liabilities.

6. Investment Advisory Agreements and Other Transactions with Affiliates:

The PNC Financial Services Group, Inc. is the largest stockholder and an affiliate of BlackRock, Inc. (“BlackRock”) for 1940 Act purposes.

Investment Advisory: The Company, on behalf of the Funds, entered into an Investment Advisory Agreement with the Manager, the Funds’ investment adviser, an indirect, wholly-owned subsidiary of BlackRock, to provide investment advisory and administration services. The Manager is responsible for the management of each Fund’s portfolio and provides the personnel, facilities, equipment and certain other services necessary to the operations of each Fund.

For such services, each Fund pays the Manager a monthly fee based on the percentage of the eight combined Funds’ average daily net assets at the following annual rates:

Average Daily Net Assets of the Eight Combined Funds	Investment Advisory Fee
First $250 Million	0.50%
$250 Million — $300 Million	0.45%
$300 Million — $400 Million	0.40%
$400 Million — $800 Million	0.35%
Greater than $800 Million	0.30%

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	171

Notes to Financial Statements (continued)

The portion of the assets of a Fund to which the rate of each breakpoint level applies will be determined on a “uniform percentage” basis. The uniform percentage applicable to a breakpoint level is determined by dividing the amount of the aggregate average daily net assets of the eight combined Funds that falls within that breakpoint level by the aggregate average daily net assets of the eight combined Funds. The amount of the fee for a Fund at each breakpoint level is determined by multiplying the average net assets of that Fund by the uniform percentage applicable to that breakpoint level and multiplying the product by the applicable advisory fee rate.

The Manager provides investment management and other services to the Subsidiary of Global Allocation. The Manager does not receive separate compensation from the Subsidiary for providing investment management or administrative services. However, Global Allocation pays the Manager based on the Fund’s net assets, which includes the assets of the Subsidiary.

Distribution Fees: The Company, on behalf of the Funds, entered into a Distribution Agreement and a Distribution Plan with BlackRock Investments, LLC (“BRIL”), an affiliate of the Manager.

Transfer Agent: On behalf of the Funds, the Manager entered into agreements with insurance companies and other financial intermediaries (“Service Organizations”), some of which may be affiliates. Pursuant to these agreements, the Service Organizations provide the Funds with administrative, networking, recordkeeping, sub-transfer agency and shareholder services to sub-accounts they service. For these services, the Service Organizations receive an annual fee per shareholder account, which will vary depending on share class and/or net assets of Fund shareholders serviced by the Service Organizations. For the year ended December 31, 2016, the Funds did not pay any amounts to affiliates in return for these services.

Expense Limitations, Waivers and Reimbursements: With respect to each Fund, the Manager contractually agreed to waive and/or reimburse fees or expenses in order to limit expenses, excluding interest expense, dividend expense, tax expense, acquired fund fees and expenses, and certain other fund expenses, which constitute extraordinary expenses not incurred in the ordinary course of each Fund’s business (“expense limitation”). The expense limitations as a percentage of average daily net assets are as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
0.50%	0.57%	0.57%	0.50%	0.50%	0.50%	0.50%	0.50%

The Manager has agreed not to reduce or discontinue these contractual expense limitations prior to May 1, 2017 unless approved by the Board, including a majority of the independent directors who are not “interested persons” of the Funds, as defined in the 1940 Act (“Independent Directors”) or by a vote of a majority of the outstanding voting securities of the Funds.

The following Funds had waivers that are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2016, the amounts were as follows:

	Global Allocation	High Yield	Total Return	U.S. Government Bond
Fees Waived by Manager	$241,205	$113,986	$175,097	$139,089

The Manager and BRIL voluntarily agreed to waive a portion of their respective management and service and distribution fees and/or reimburse operating expenses to enable Government Money Market to maintain minimum levels of daily net investment income. This amount of $75,389 is reported in the Statements of Operations as fees waived and/or reimbursed by the Manager. The Manager and BRIL may discontinue the waiver or reimbursement at any time.

With respect to the Funds, the Manager voluntarily agreed to waive its investment advisory fees by the amount of investment advisory fees the Funds pay to the Manager indirectly through its investment in affiliated money market funds. However, the Manager does not waive its investment advisory fees by the amount of investment advisory fees paid in connection with the Government Money Market Fund’s investments in other affiliated investment companies, if any. These amounts are included in fees waived by the Manager in the Statements of Operations. For the year ended December 31, 2016, the amounts waived were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$5,394	$977	$1,704	$5,168	$2,304	$541	$1,125

172	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Effective September 1, 2016, the Manager voluntarily agreed to waive its advisory fee with respect to any portion of the Fund’s assets invested in affiliated equity or fixed-income mutual funds or affiliated exchange-traded funds that have a contractual management fee. Prior to September 1, 2016, the Manager did not waive such fees. This voluntary waiver may be reduced or discontinued at any time without notice. The amounts waived in advisory fees pursuant to these arrangements were as follows:

Balanced Capital	Global Allocation	High Yield
$28,302	$1,590	$130

The Manager has contractually agreed to reimburse transfer agent fees in order to limit such expenses as a percentage of average daily net assets as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
0.04%	0.04%	0.04%	0.02%	0.05%	0.04%	0.05%	0.05%

The Manager has agreed not to reduce or discontinue this contractual expense limitation prior to May 1, 2017, unless approved by the Board, including a majority of independent directors or by a majority of the outstanding voting securities of the Funds.

For the year ended December 31, 2016, the following amounts are shown as or included in transfer agent fees reimbursed in the Statements of Operations:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$464,105	$129,337	$300,019	$72,023	$42,422	$162,509	$82,366	$89,531

For the year ended December 31, 2016, the Funds reimbursed the Manager for certain accounting services, which is included in accounting services in the Statements of Operations. The reimbursements were as follows:

Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market	High Yield	Large Cap Core	Total Return	U.S. Government Bond
$5,411	$1,646	$2,422	$1,346	$366	$1,799	$682	$734

Securities Lending: The U.S. Securities and Exchange Commission has issued an exemptive order which permits BIM, an affiliate of the Manager, to serve as securities lending agent for the Funds, subject to applicable conditions. As securities lending agent, BIM bears all operational costs directly related to securities lending. The Funds are responsible for expenses in connection with the investment of cash collateral received for securities on loan (the “collateral investment expenses”). The cash collateral is invested in a private investment company managed by the Manager or its affiliates. However, BIM has agreed to cap the collateral investment expenses of the private investment company to an annual rate of 0.04%. The investment adviser to the private investment company will not charge any advisory fees with respect to shares purchased by the Funds.

Securities lending income is equal to the total of income earned from the reinvestment of cash collateral, net of fees and other payments to and from borrowers of securities, and less the collateral investment expenses. Each Fund retains a portion of securities lending income and remits a remaining portion to BIM as compensation for its services as securities lending agent.

Pursuant to a securities lending agreement, Balanced Capital, Capital Appreciation and Large Cap Core retain 71.5% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Balanced Capital, Capital Appreciation and Large Cap Core, pursuant to the securities lending agreement, will retainfor the remainder of that calendar year securities lending income as follows: 75% of securities lending income, and this amount retained can never be less than 65% of the total of securities lending income plus the collateral investment expenses.

Pursuant to a securities lending agreement, Global Allocation retains 80% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses. In addition, commencing the business day following the date that the aggregate securities lending income earned across the Equity-Bond Complex in a calendar year exceeds a specified threshold, Global Allocation, pursuant to the securities lending agreement, will retain for the remainder of that calendar year securities lending income as follows: 85% of securities lending income, and this amount retained can never be less than 70% of the total of securities lending income plus the collateral investment expenses.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	173

Notes to Financial Statements (continued)

The share of securities lending income earned by each Fund is shown as securities lending — affiliated — net in the Statements of Operations. For the year ended December 31, 2016, each Fund paid BIM the following amounts for securities lending agent services:

Balanced Capital	Capital Appreciation	Global Allocation	Large Cap Core
$16,038	$4,361	$10,893	$7,572

Interfund Lending: In accordance with an exemptive order (the “Order”) from the U.S. Securities and Exchange Commission, the Funds may participate in a joint lending and borrowing facility for temporary purposes (the “Interfund Lending Program”), subject to compliance with the terms and conditions of the Order, and to the extent permitted by each Fund’s investment policies and restrictions. Each Fund is currently permitted to borrow and lend under the Interfund Lending Program.

A Fund may lend in aggregate up to 15% of its net assets, but no more than 5% of its net assets, to any one borrowing fund through the Interfund Lending Program. A Fund may not borrow through the Interfund Lending Program or from any other source more than 33 1/3% of its total assets or any lower threshold provided for by the Fund’s investment restrictions. If a Fund’s total outstanding borrowings exceed 10% of its total assets, each of its outstanding interfund loans will be subject to collateralization of at least 102% of the outstanding principal value of the loan. All interfund loans are for temporary or emergency purposes and the interest rate to be charged will be the average of the highest current overnight repurchase agreement rate available to a lending fund and the bank loan rate, as calculated according to a formula established by the Board. During the period ended December 31, 2016, the Funds did not participate in the Interfund Lending Program.

Officers and Directors: Certain officers and/or directors of the Company are officers and/or directors of BlackRock or its affiliates. The Funds reimburse the Manager for a portion of the compensation paid to the Company’s Chief Compliance Officer, which is included in Officer and Directors in the Statements of Operations.

Other Transactions: During the year ended December 31, 2016, High Yield received reimbursements of $2,936 from an affiliate, which is included in payments from affiliates in the Statements of Operations, relating to an operating error.

The Funds may purchase securities from, or sell securities to, an affiliated fund provided the affiliation is due solely to having a common investment adviser, common officers, or common directors. For the year ended December 31, 2016, the purchase and sale transactions and any net realized gains (losses) with an affiliated fund in compliance with Rule 17a-7 of the 1940 Act were as follows:

	Purchases	Sales	Net Realized Gain
Balanced Capital	$312,419	$ 549,138	$ 9,217
Capital Appreciation	—	$1,014,606	$ 19,488
Global Allocation	$197,046	$ 351,558	$107,113
High Yield	$ 80,068	—	—
Total Return	$ 67,331	$ 19,813	$ 809

7. Purchases and Sales:

For the year ended December 31, 2016, purchases and sales of investments, including mortgage dollar rolls and excluding short-term securities, were as follows:

Purchases
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities	$1,040,064,761	$122,822,273	$163,270,028	$33,039,821	$75,377,646	$288,572,357	$663,205,632
U.S. Government Securities	196,995,436	—	92,515,568	—	—	90,443,288	111,697,775

Total Purchases	$1,237,060,197	$122,822,273	$255,785,596	$33,039,821	$75,377,646	$379,015,645	$774,903,407

Sales
	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Non-U.S. Government Securities
(includes paydowns)	$1,114,794,593	$140,018,270	$175,811,746	$32,247,239	$95,127,825	$302,849,195	$706,642,787
U.S. Government Securities	206,552,113	—	94,245,560	—	—	89,942,241	119,539,409

Total Sales	$1,321,346,706	$140,018,270	$270,057,306	$32,247,239	$95,127,825	$392,791,436	$826,182,196

174	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

Purchases and Sales - MDRs	Balanced Capital	Total Return	U.S. Government Bond
Purchases	$354,776,698	$124,104,314	$288,084,342
Sales	$354,692,030	$124,071,534	$288,094,996

8. Income Tax Information:

It is the Funds’ policy to comply with the requirements of the Internal Revenue Code of 1986, as amended, applicable to regulated investment companies, and to distribute substantially all of their taxable income to their shareholders. Therefore, no federal income tax provision is required.

Each Fund files U.S. federal and various state and local tax returns. No income tax returns are currently under examination. The statute of limitationson each Fund’s U.S. federal tax returns generally remains open for each of the four years ended December 31, 2016. The statutes of limitations on each Fund’s state and local tax returns may remain open for an additional year depending upon the jurisdiction.

Management has analyzed tax laws and regulations and their application to the Funds as of December 31, 2016, inclusive of the open tax return years, and does not believe that there are any uncertain tax positions that require recognition of a tax liability in the Funds’ financial statements.

U.S. GAAP requires that certain components of net assets be adjusted to reflect permanent differences between financial and tax reporting. These reclassifications have no effect on net assets or net asset values per share. As of December 31, 2016 the following permanent differences attributable to the accounting for swap agreements, the classification of investments, amortization and accretion methods on fixed income securities, foreign currency transactions, net paydown losses, the classification of settlement proceeds, the expiration of capital loss carryforwards, fees paid on trade settlements, and the reclassification of distributions were reclassified to the following accounts:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield	Government Money Market	Total Return	U.S. Government Bond
Paid-in capital	—	—	$(109,240)	$(1,256,976)	$(6)	—	—
Undistributed (distributions in excess of) net investment income	$438,504	$ 5,064	$(401,350)	$(254,507)	—	$113,304	$ 240,367
Accumulated net realized gain (loss)	$(438,504)	$(5,064)	$510,590	$1,511,483	$ 6	$(113,304)	$(240,367)

The tax character of distributions paid was as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	Government Money Market
Ordinary income
12/31/16	$8,332,057	$ 341,026	$3,425,008	$3,665
12/31/15	$8,637,654	$ 1,434,440	$6,820,350	$8,104
Long-term capital gains
12/31/16	27,666,480	3,232,049	—	321
12/31/15	24,309,185	11,167,645	11,373,067	—
Tax return of capital
12/31/15	—	—	1,548	—
Total
12/31/16	$35,998,537	$ 3,573,075	$3,425,008	$3,986

12/31/15	$32,946,839	$12,602,085	$18,194,965	$8,104

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	175

Notes to Financial Statements (continued)

	High Yield	Large Cap Core	Total Return	U.S. Government Bond
Ordinary income
12/31/16	$1,884,996	$2,163,153	$1,496,303	$1,238,736
12/31/15	$2,026,899	$2,025,002	$1,656,708	$1,474,856
Long-term capital gains
12/31/16	—	10,752,453	—	—
12/31/15	—	8,645,660	—	—
Total
12/31/16	$1,884,996	$12,915,606	$1,496,303	$1,238,736

12/31/15	$2,026,899	$10,670,662	$1,656,708	$1,474,856

As of period end, the tax components of accumulated net earnings (losses) were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Undistributed ordinary income	$2,164,916	—	$764,458	—
Undistributed long-term capital gains	5,985,444	$4,025,747	—	—
Capital loss carryforwards	—	—	(4,147,012)	$(5,608,360)
Net unrealized gains (losses)[1]	50,372,627	18,345,833	(95,972)	334,461

Total	$58,522,987	$22,371,580	$(3,478,526)	$(5,273,899)

[1]

The difference between book-basis and tax-basis net unrealized gains (losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, and the classification of investments.

	Large Cap Core	Total Return	U.S. Government Bond
Undistributed ordinary income	$7,944	—	$210,218
Undistributed long-term capital gains	4,777,634	—	—
Capital loss carryforwards	—	$(2,918,439)	(1,368,130)
Net unrealized gains (losses)[1]	32,289,225	(543,150)	(1,157,896)
Qualified late-year losses[2]	—	(352,783)	—

Total	$37,074,803	$(3,814,372)	$(2,315,808)

[1]

The difference between book-basis and tax-basis net unrealized gains(losses) was attributable primarily to the tax deferral of losses on wash sales and straddles, amortization and accretion methods of premiums and discounts on fixed income securities, the realization for tax purposes of unrealized gains/losses on certain futures, options and foreign currency contracts, the timing and recognition of partnership income, the accounting for swap agreements, and the classification of investments.

[2]	The Fund has elected to defer certain qualified late-year losses and recognize such losses in the next taxable year.

As of December 31, 2016, the following Funds had capital loss carryforwards available to offset future realized capital gains through the indicated expiration dates as follows:

Expires December 31,	Global Allocation	High Yield	Total Return	U.S. Government Bond
No expiration date[1]	$4,147,012	$2,526,746	—	$1,368,130
2017	—	3,081,614	$2,918,439	—

Total	$4,147,012	$5,608,360	$2,918,439	$1,899,590

1	Must be utilized prior to losses subject to expiration.

During the year ended December 31, 2016, the Funds listed below utilized the following amounts of their respective capital loss carryforward:

Total Return	$169,234
U.S. Government Bond	$531,460

176	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

As of December 31, 2016, gross unrealized appreciation and depreciation based on cost for federal income tax purposes were as follows:

	Balanced Capital	Capital Appreciation	Global Allocation	High Yield
Tax cost	$484,170,036	$122,470,525	$211,326,766	$33,123,516
Gross unrealized appreciation	$ 58,103,030	$19,316,614	$13,498,280	$1,139,084
Gross unrealized depreciation	(7,812,253)	(970,781)	(12,705,357)	(667,329)

Net unrealized appreciation (depreciation)	$ 50,290,777	$18,345,833	$792,923	$471,755

	Large Cap Core	Total Return	U.S. Government Bond
Tax cost	$140,749,989	$74,004,930	$81,379,508
Gross unrealized appreciation	$ 35,268,784	$453,715	$274,386
Gross unrealized depreciation	(2,979,559)	(986,180)	(1,407,661)

Net unrealized appreciation (depreciation)	$ 32,289,225	$(532,465)	$(1,133,275)

9. Bank Borrowings:

The Company, on behalf of the Funds (except for Government Money Market), along with certain other funds managed by the Manager and its affiliates (“Participating Funds”), is a party to a 364-day, $2.1 billion credit agreement with a group of lenders. Under this agreement, the Funds may borrow to fund shareholder redemptions. Excluding commitments designated for certain individual funds, the Participating Funds, including the Funds, can borrow up to an aggregate commitment amount of $1.6 billion at any time outstanding, subject to asset coverage and other limitations as specified in the agreement. The credit agreement has the following terms: a fee of 0.12% per annum on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. The agreement expires in April 2017 unless extended or renewed. Prior to April 21, 2016, the credit agreement had a fee per annum of 0.06% on unused commitment amounts and interest at a rate equal to the higher of (a) one-month LIBOR (but, in any event, not less than 0.00%) on the date the loan is made plus 0.80% per annum or (b) the Fed Funds rate (but, in any event, not less than 0.00%) in effect from time to time plus 0.80% per annum on amounts borrowed. Participating Funds paid administration, legal and arrangement fees, which, if applicable, are included in miscellaneous expenses in the Statements of Operations. These fees were allocated among such funds based upon portions of the aggregate commitment available to them and relative net assets of Participating Funds. During the year ended December 31, 2016, the Funds did not borrow under the credit agreement.

10. Principal Risks:

Many municipalities insure repayment of their bonds, which may reduce the potential for loss due to credit risk. The market value of these bonds may fluctuate for other reasons, including market perception of the value of such insurance, and there is no guarantee that the insurer will meet its obligation.

Inventories of municipal bonds held by brokers and dealers may decrease, which would lessen their ability to make a market in these securities. Such a reduction in market making capacity could potentially decrease a Fund’s ability to buy or sell bonds. As a result, a Fund may sell a security at a lower price, sell other securities to raise cash, or give up an investment opportunity, any of which could have a negative impact on performance. If a Fund needed to sell large blocks of bonds, those sales could further reduce the bonds’ prices and impact performance.

In the normal course of business, certain Funds invest in securities and enter into transactions where risks exist due to fluctuations in the market (market risk) or failure of the issuer to meet all its obligations, including the ability to pay principal and interest when due (issuer credit risk). The value of securities held by the Funds may decline in response to certain events, including those directly involving the issuers of securities owned by the Funds. Changes arising from the general economy, the overall market and local, regional or global political and/or social instability, as well as currency, interest rate and price fluctuations, may also affect the securities’ value.

Each Fund may be exposed to prepayment risk, which is the risk that borrowers may exercise their option to prepay principal earlier than scheduled during periods of declining interest rates, which would force each Fund to reinvest in lower yielding securities. Each Fund may also be exposed to reinvestment risk, which is the risk that income from each Fund’s portfolio will decline if each Fund invests the proceeds from matured, traded or called fixed income securities at market interest rates that are below each Fund portfolio’s current earnings rate.

Certain obligations held by Government Money Market have a credit enhancement or liquidity feature that may, under certain circumstances, provide for repayment of principal and interest on the obligation when due. These enhancements, which may include letters of credit, stand-by bond purchase

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	177

Notes to Financial Statements (continued)

agreements and/or third party insurance, are issued by financial institutions. The value of the obligations may be affected by changes in creditworthiness of the entities that provide the credit enhancements or liquidity features. Government Money Market monitors its exposure by reviewing the creditworthiness of the issuers, as well as the financial institutions issuing the credit enhancements and by limiting the amount of holdings with credit enhancements from one financial institution.

On September 1, 2015, the Board of Directors of the Fund approved changes to Government Money Market’s principal investment strategies. Under its new principal investment strategies, the Fund will invest at least 99.5% of its total assets in cash, U.S. Treasury bills, notes and other obligations issued or guaranteed as to principal and interest by the U.S. Government, its agencies or instrumentalities, and repurchase agreements secured by such obligations or cash. These changes become effective on or about January 4, 2016. Government Money Market will continue to seek to maintain a net asset value of $1.00 per share.

On October 11, 2016, BlackRock implemented certain changes required by amendments to Rule 2a-7 under the 1940 Act, which governs the operations of U.S. money market funds. The Funds may be exposed to additional risks when reinvesting cash collateral in money market funds that do not seek to maintain a stable NAV per share of $1.00 and which may be subject to redemption gates or liquidity fees under certain circumstances.

Valuation Risk: The market values of equities, such as common stocks and preferred securities or equity related investments, such as futures and options, may decline due to general market conditions which are not specifically related to a particular company. They may also decline due to factors which affect a particular industry or industries. A Fund may invest in illiquid investments and may experience difficulty in selling those investments in a timely manner at the price that they believe the investments are worth. Prices may fluctuate widely over short or extended periods in response to company, market or economic news. Markets also tend to move in cycles, with periods of rising and falling prices. This volatility may cause each Fund’s NAV to experience significant increases or decreases over short periods of time. If there is a general decline in the securities and other markets, the NAV of a Fund may lose value, regardless of the individual results of the securities and other instruments in which the Fund invests.

The price a Fund could receive upon the sale of any particular portfolio investment may differ from a Fund’s valuation of the investment, particularly for securities that trade in thin or volatile markets or that are valued using a fair valuation technique or a price provided by an independent pricing service. Changes to significant unobservable inputs and assumptions (i.e., publicly traded company multiples, growth rate, time to exit) due to the lack of observable inputs may significantly impact the resulting fair value and therefore a Fund’s results of operations. As a result, the price received upon the sale of an investment may be less than the value ascribed by a Fund, and a Fund could realize a greater than expected loss or lesser than expected gain upon the sale of the investment. A Fund’s ability to value its investments may also be impacted by technological issues and/or errors by pricing services or other third party service providers.

Counterparty Credit Risk: Similar to issuer credit risk, the Fund may be exposed to counterparty credit risk, or the risk that an entity may fail to or be unable to perform on its commitments related to unsettled or open transactions. The Funds manage counterparty credit risk by entering into transactions only with counterparties that the Manager believes have the financial resources to honor their obligations and by monitoring the financial stability of those counterparties. Financial assets, which potentially expose the Funds to market, issuer and counterparty credit risks, consist principally of financial instruments and receivables due from counterparties. The extent of the Funds’ exposure to market, issuer and counterparty credit risks with respect to these financial assets is approximately their value recorded in the Statements of Assets and Liabilities, less any collateral held by the Funds.

A derivative contract may suffer a mark-to-market loss if the value of the contract decreases due to an unfavorable change in the market rates or values of the underlying instrument. Losses can also occur if the counterparty does not perform under the contract.

A Fund’s risk of loss from counterparty credit risk on OTC derivatives is generally limited to the aggregate unrealized gain less the value of any collateral held by such Fund.

For OTC options purchased, each Fund bears the risk of loss in the amount of the premiums paid plus the positive change in market values net of any collateral held by the Fund should the counterparty fail to perform under the contracts. Options written by the Funds do not typically give rise to counterparty credit risk, as options written generally obligate the Funds, and not the counterparty, to perform. The Funds may be exposed to counterparty credit risk with respect to options written to the extent the Funds deposit collateral with its counterparty to a written option.

With exchange-traded options purchased, futures and centrally cleared swaps, there is less counterparty credit risk to the Funds since the exchange or clearinghouse, as counterparty to such instruments, guarantees against a possible default. The clearinghouse stands between the buyer and the seller of the contract; therefore, credit risk is limited to failure of the clearinghouse. While offset rights may exist under applicable law, a Fund does not have a contractual right of offset against a clearing broker or clearinghouse in the event of a default (including the bankruptcy or insolvency). Additionally, credit risk exists in exchange-traded futures and centrally cleared swaps with respect to initial and variation margin that is held in a clearing broker’s customer accounts. While clearing brokers are required to segregate customer margin from their own assets, in the event that a clearing broker

178	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Notes to Financial Statements (continued)

becomes insolvent or goes into bankruptcy and at that time there is a shortfall in the aggregate amount of margin held by the clearing broker for all its clients, typically the shortfall would be allocated on a pro rata basis across all the clearing broker’s customers, potentially resulting in losses to the Funds.

Concentration Risk: As of period end, Capital Appreciation and Large Cap Core invested a significant portion of their assets in securities in the Information Technology sector. Changes in economic conditions affecting such sector would have a greater impact on a Fund and could affect the value, income and/or liquidity of positions in such securities.

Certain Funds may invest in securities that are rated below investment grade quality (sometimes called “junk bonds”), which are predominantly speculative, have greater credit risk and generally are less liquid and have more volatile prices than higher quality securities.

Certain Funds invest a significant portion of their assets in fixed income securities and/or use derivatives tied to the fixed income markets. Changes in market interest rates or economic conditions may affect the value and/or liquidity of such investments. Interest rate risk is the risk that prices of bonds and other fixed income securities will increase as interest rates fall and decrease as interest rates rise. The Funds may be subject to a greater risk of rising interest rates due to the current period of historically low rates.

Global Allocation invests a significant portion of its assets in securities of issuers located in Europe or with significant exposure to European issuers or countries. The European financial markets have recently experienced volatility and adverse trends due to concerns about economic downturns in, or rising government debt levels of, several European countries. These events may spread to other countries in Europe and may affect the value and liquidity of certain of the Fund’s investments.

The United Kingdom voted on June 23, 2016 to withdraw from the European Union, which may introduce significant new uncertainties and instability in the financial markets across Europe.

Certain Funds invest a significant portion of their assets in securities backed by commercial or residential mortgage loans or in issuers that hold mortgage and other asset-backed securities. Investment percentages in these securities are presented in the Schedules of Investments. Changes in economic conditions, including delinquencies and/or defaults on assets underlying these securities, can affect the value, income and/or liquidity of such positions.

11. Capital Share Transactions:

Transactions in capital shares were as follows:

	Year Ended December 31, 2016		Year Ended December 31, 2015
Balanced Capital	Shares	Amount	Shares	Amount
Shares sold	176,003	$2,945,318	117,058	$2,101,260
Shares issued in reinvestment of distributions	2,118,248	35,998,538	1,951,620	32,946,839
Shares redeemed	(3,056,344)	(51,644,261)	(2,905,305)	(51,858,373)

Net decrease	(762,093)	$(12,700,405)	(836,627)	$(16,810,274)

Capital Appreciation
Shares sold	72,552	$2,401,843	121,301	$4,316,430
Shares issued in reinvestment of distributions	105,814	3,573,075	356,988	12,602,085
Shares redeemed	(608,686)	(20,318,909)	(441,299)	(15,840,803)

Net increase (decrease)	(430,320)	$(14,343,991)	36,990	$1,077,712

Global Allocation
Shares sold	148,875	$2,143,612	255,119	$4,044,874
Shares issued in reinvestment of distributions	233,630	3,425,008		18,194,965
Shares redeemed	(2,354,671)	(33,857,509)	(1,959,571)	(30,693,514)

Net decrease	(1,972,166)	$(28,288,889)	(450,444)	$(8,453,675)

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	179

Notes to Financial Statements (concluded)

	Year Ended December 31, 2016		Year Ended December 31, 2015
Government Money Market	Shares	Amount	Shares	Amount
Shares sold	77,420,244	$77,420,244	67,981,846	$67,981,846
Shares issued in reinvestment of distributions	4,438	4,438	8,112	8,112
Shares redeemed	(81,007,595)	(81,007,595)	(80,382,310)	(80,382,310)

Net decrease	(3,582,913)	$(3,582,913)	(12,392,352)	$(12,392,352)

High Yield
Shares sold	1,010,801	$5,165,372	840,318	$4,545,912
Shares issued in reinvestment of distributions	369,169	1,880,450	385,166	2,069,099
Shares redeemed	(1,489,676)	(7,635,454)	(1,940,771)	(10,442,450)

Net decrease	(109,706)	$(589,632)	(715,287)	$(3,827,439)

Large Cap Core
Shares sold	62,426	$1,687,050	83,560	$2,333,322
Shares issued in reinvestment of distributions	470,523	12,915,606	398,524	10,670,662
Shares redeemed	(721,835)	(19,018,684)	(682,256)	(19,156,529)

Net decrease	(188,886)	$(4,416,028)	(200,172)	$(6,152,545)

Total Return
Shares sold	299,460	$3,523,264	226,581	$2,653,107
Shares issued in reinvestment of distributions	127,400	1,497,549	144,019	1,691,408
Shares redeemed	(849,198)	(9,959,828)	(768,918)	(9,011,373)

Net decrease	(422,338)	$(4,939,015)	(398,318)	$(4,666,858)

U.S. Government Bond
Shares sold	285,061	$3,170,627	108,747	$1,201,268
Shares issued in reinvestment of distributions	113,486	1,259,212	134,501	1,487,025
Shares redeemed	(906,785)	(10,028,619)	(931,280)	(10,266,405)

Net decrease	(508,238)	$(5,598,780)	(688,032)	$(7,578,112)

12. Subsequent Events:

Management’s evaluation of the impact of all subsequent events on the Funds’ financial statements was completed through the date the financial statements were issued and has determined that there were no subsequent events requiring adjustment or additional disclosure in the financial statements.

180	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Report of Independent Registered Public Accounting Firm

To the Shareholders and Board of Directors of BlackRock Series Fund, Inc.:

We have audited the accompanying statements of assets and liabilities, including the schedules of investments, of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Government Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio (collectively, the “Portfolios”) comprising the BlackRock Series Fund, Inc., as of December 31, 2016, the related statements of operations for the year then ended, the statements of changes in net assets for each of the two years in the period then ended, and the financial highlights for each of the five years in the period then ended, and the statement of cash flow for BlackRock U.S. Government Bond Portfolio for the year ended December 31, 2016. We have also audited the accompanying consolidated statement of assets and liabilities, including the consolidated schedule of investments, of BlackRock Global Allocation Portfolio (collectively, with the Portfolios, the “Series”), an additional portfolio of the BlackRock Series Fund, Inc., as of December 31, 2016, the related consolidated statement of operations for the year then ended, the consolidated statements of changes in net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended. These financial statements and financial highlights, including the consolidated financial statements and consolidated financial highlights of BlackRock Global Allocation Portfolio, are the responsibility of the Series’ management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audits to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Series are not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Series’ internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2016, by correspondence with the custodian, brokers, and agent banks; where replies were not received from brokers or agent banks, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial positions of BlackRock Balanced Capital Portfolio, BlackRock Capital Appreciation Portfolio, BlackRock High Yield Portfolio, BlackRock Large Cap Core Portfolio, BlackRock Government Money Market Portfolio, BlackRock Total Return Portfolio and BlackRock U.S. Government Bond Portfolio as of December 31, 2016 the results of their operations for the year then ended, the changes in their net assets for each of the two years in the period then ended, and their financial highlights for each the five years in the period then ended, and the cash flows of BlackRock U.S. Government Bond Portfolio for the year ended, in conformity with accounting principles generally accepted in the United States of America. Additionally, in our opinion, the consolidated financial statements and consolidated financial highlights referred to above present fairly, in all material respects, the consolidated financial position of BlackRock Global Allocation Portfolio as of December 31, 2016, the consolidated results of its operations for the year then ended, the consolidated changes in its net assets for each of the two years in the period then ended, and the consolidated financial highlights for each of the five years in the period then ended, in conformity with accounting principles generally accepted in the United States of America.

Deloitte & Touche LLP

Boston, Massachusetts

February 17, 2017

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	181

Officers and Directors

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2]
Robert M. Hernandez 1944	Chair of the Board and Director	Since 2007	Director, Vice Chairman and Chief Financial Officer of USX Corporation (energy and steel business) from 1991 to 2001; Director, RTI International Metals, Inc. from 1990 to 2015; Director, TE Connectivity (electronics) from 2006 to 2012.	28 RICs consisting of 98 Portfolios	Chubb Limited (insurance company); Eastman Chemical Company
Fred G. Weiss 1941	Vice Chair of the Board and Director	Since 2007	Managing Director, FGW Consultancy LLC (consulting and investment company) since 1997; Director and Treasurer, Michael J. Fox Foundation for Parkinson’s Research since 2000.	28 RICs consisting of 98 Portfolios	Allergan PLC (pharmaceuticals)
James H. Bodurtha 1944	Director	Since 2007	Director, The China Business Group, Inc. (consulting and investing firm) from 1996 to 2013 and Executive Vice President thereof from 1996 to 2003; Chairman of the Board, Berkshire Holding Corporation since 1980; Director, ICI Mutual since 2010.	28 RICs consisting of 98 Portfolios	None
Bruce R. Bond 1946	Director	Since 2007	Trustee and Member of the Governance Committee, State Street Research Mutual Funds from 1997 to 2005; Board Member of Governance, Audit and Finance Committee, Avaya Inc. (computer equipment) from 2003 to 2007.	28 RICs consisting of 98 Portfolios	None
Donald W. Burton 1944	Director	Since 2007	Managing General Partner, The Burton Partnership, LP (an investment partnership) since 1979; Managing General Partner, The Burton Partnership (QP), LP (an investment partnership) since 2000; Managing General Partner, The South Atlantic Venture Funds from 1983 to 2012; Director, IDology, Inc. (technology solutions) since 2006; Director, Knology, Inc. (telecommunications) from 1996 to 2012; Director, Capital Southwest (financial) from 2006 to 2012; Director, Besito (restaurant) since 2013; Director, PDQ South Texas (restaurant) since 2013; Director, ITC/Talon (data) since 2015.	28 RICs consisting of 98 Portfolios	None
Honorable Stuart E. Eizenstat 1943	Director	Since 2007	Partner and Head of International Practice, Covington and Burling LLP (law firm) since 2001; International Advisory Board Member, The Coca-Cola Company from 2002 to 2011; Advisory Board Member, Veracity Worldwide, LLC (risk management) from 2007 to 2012; Member of the International Advisory Board GML Ltd. (energy) since 2003; Advisory Board Member, BT Americas (telecommunications) from 2004 to 2009.	28 RICs consisting of 98 Portfolios	Alcatel-Lucent (telecom- munications); Global Specialty Metallurgical; UPS Corporation (delivery service)
Lena G. Goldberg 1949	Director	Since 2016	Senior Lecturer, Harvard Business School since 2008; Executive Vice President, FMR LLC/Fidelity Investments (financial services) from 2007 to 2008, Executive Vice President and General Counsel thereof from 2002 to 2007, Senior Vice President and General Counsel thereof from 1999 to 2002, Vice President and General Counsel thereof from 1997 to 1999, Senior Vice President and Deputy General Counsel thereof in 1997, and Vice President and Corporate Counsel thereof from 1996 to 1997; Partner, Sullivan & Worcester LLP from 1985 to 1996 and Associate thereof from 1979 to 1985.	28 RICs consisting of 98 Portfolios	None
John F. O’Brien 1943	Director	Since 2007	Trustee, Woods Hole Oceanographic Institute since 2003 and Chairman thereof from 2009 to 2015; Co-Founder and Managing Director, Board Leaders LLC (director education) since 2005.	28 RICs consisting of 98 Portfolios	Cabot Corporation (chemicals); LKQ Corporation (auto parts manufacturing); TJX Companies, Inc. (retailer)

182	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Independent Directors[2] (concluded)
Donald C. Opatrny 1952	Director	Since 2015	Trustee, Member of the Executive Committee and Chair of the Investment Committee, Cornell University since 2004; Member of the Board and Investment Committee, University School since 2007; Member of the Investment Committee, Mellon Foundation from 2009 to 2015; President and Trustee, the Center for the Arts, Jackson Hole since 2011; Director, Athena Capital Advisors LLC (investment management firm) since 2013; Trustee and Chair of the Investment Committee, Community Foundation of Jackson Hole since 2014; Trustee, Artstor (a Mellon Foundation affiliate) from 2010 to 2015; President, Trustee and Member of the Investment Committee, The Aldrich Contemporary Art Museum from 2007 to 2014.	28 RICs consisting of 98 Portfolios	None
Roberta Cooper Ramo 1942	Director	Since 2007	Shareholder and Attorney, Modrall, Sperling, Roehl, Harris & Sisk, P.A. (law firm) since 1993; Director, ECMC Group (service provider to students, schools and lenders) since 2001; President, The American Law Institute (non-profit) since 2008; Vice President, Santa Fe Opera (non-profit) since 2011; Chair, Think New Mexico (non-profit) since 2013; Chairman of the Board, Cooper’s Inc. (retail) from 1999 to 2011.	28 RICs consisting of 98 Portfolios	None
David H. Walsh 1941	Director	Since 2007	Director, National Museum of Wildlife Art since 2007; Trustee, University of Wyoming Foundation from 2008 to 2012; Director, The American Museum of Fly Fishing since 1997.	28 RICs consisting of 98 Portfolios	None

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	183

Officers and Directors (continued)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served[3]	Principal Occupation(s) During Past Five Years	Number of BlackRock- Advised Registered Investment Companies (“RICs”) Consisting of Investment Portfolios (“Portfolios”) Overseen	Public Company and Other Investment Company Directorships Held During Past Five Years
Interested Directors[4]
Robert Fairbairn 1965	Director	Since 2015	Senior Managing Director of BlackRock, Inc. since 2010; Global Head of BlackRock’s Retail and iShares® businesses since 2012; Member of BlackRock’s Global Executive and Global Operating Committees; Head of BlackRock’s Global Client Group from 2009 to 2012; Chairman of BlackRock’s international businesses from 2007 to 2010.	28 RICs consisting of 98 Portfolios	None
Henry Gabbay 1947	Director	Since 2007	Consultant, BlackRock, Inc. from 2007 to 2008; Managing Director, BlackRock, Inc. from 1989 to 2007; Chief Adminis- trative Officer, BlackRock Advisors, LLC from 1998 to 2007; President of BlackRock Funds and BlackRock Allocation Target Shares (formerly, BlackRock Bond Allocation Target Shares) from 2005 to 2007 and Treasurer of certain closed-end funds in the BlackRock fund complex from 1989 to 2006.	28 RICs consisting of 98 Portfolios	None
Henry R. Keizer 1956	Director	Since 2016	Director, Park Indemnity Ltd. (captive insurer) since 2010; Director, MUFG Americas Holdings Corporation and MUFG Union Bank, N.A. (financial and bank holding company) from 2014 to 2016; Director, Montpelier Re Holdings, Ltd. (publicly held property and casual reinsurance) from 2013 to 2015; Director, American Institute of Certified Public Accountants from 2009 to 2011; Director, KPMG LLP (audit, tax and advisory services) in 2004 to 2005 and 2010 to 2012; Director, KPMG International in 2012, Deputy Chairman and Chief Operating Officer thereof from 2010 to 2012 and U.S. Vice Chairman of Audit thereof from 2005 to 2010; Global Head of Audit, KPMGI (consortium of KPMG firms) from 2006 to 2010; Director, YMCA of Greater New York from 2006 to 2010.	28 RICs consisting of 98 Portfolios	Hertz Global Holdings (car rental); WABCO (commercial vehicle safety systems)
John M. Perlowski 1964	Director, President and Chief Executive Officer	Director (Since 2015); President and Chief Executive Officer (Since 2010)	Managing Director of BlackRock, Inc. since 2009; Head of BlackRock Global Fund & Accounting Services since 2009; Managing Director and Chief Operating Officer of the Global Product Group at Goldman Sachs Asset Management, L.P. from 2003 to 2009; Treasurer of Goldman Sachs Mutual Funds from 2003 to 2009 and Senior Vice President thereof from 2007 to 2009; Director of Goldman Sachs Offshore Funds from 2002 to 2009; Director of Family Resource Network (charitable foundation) since 2009.	128 RICs consisting of 318 Portfolios	None

[1]    The address of each Director is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055.

[2]    Each Independent Director holds office until his or her successor is duly elected and qualifies or until his or her earlier death, resignation, retirement or removal as provided by the Company’s by-laws or charter or statute, or, until December 31 of the year in which he or she turns 75. The Board has determined to extend the terms of Independent Directors on a case-by-case basis, as appropriate. The Board has unanimously approved extending the mandatory retirement age for Messrs. Walsh and Weiss until January 31, 2017, which the Board believes to be in the best interests of shareholders of the Company. Interested Directors serve until their successor is duly elected and qualifies or until their earlier death, resignation, retirement or removal as provided by the Company’s by-laws or statute, or until December 31 of the year in which they turn 72.

[3]    Following the combination of Merrill Lynch Investment Managers, L.P. (“MLIM”) and BlackRock, Inc. in September 2006, the various legacy MLIM and legacy BlackRock fund boards were realigned and consolidated into three new fund boards in 2007. As a result, although the chart shows certain Independent Directors as joining the Company’s board in 2007, those Directors first became members of the boards of other legacy MLIM or legacy BlackRock funds as follows: James H. Bodurtha, 1995; Bruce R. Bond, 2005; Donald W. Burton, 2002; Honorable Stuart E. Eizenstat, 2001; Robert M. Hernandez, 1996; John F. O’Brien, 2005; Roberta Cooper Ramo, 1999; David H. Walsh, 2003; and Fred G. Weiss, 1998.

[4]    Messrs. Fairbairn and Perlowski are both “interested persons,” as defined in the 1940 Act, of the Company based on their positions with BlackRock, Inc. and its affiliates. Mr. Perlowski is also a board member of the BlackRock Closed-End Complex and the BlackRock Equity-Liquidity Complex. Mr. Gabbay may be deemed an “interested person” of the Company based on his former positions with BlackRock, Inc. and its affiliates. Mr. Keizer may be deemed an “interested person” of the Company based on his former directorship at another company which is not an affiliate of BlackRock, Inc. It is anticipated that Mr. Keizer will become an Independent Director effective January 31, 2017. Messrs. Gabbay and Keizer do not currently serve as officers or employees of BlackRock, Inc. or its affiliates or own any securities of BlackRock, Inc. or The PNC Financial Services Group, Inc. Each of Messrs. Gabbay and Keizer is a non-management Interested Director.

184	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

Officers and Directors (concluded)

Name, Address[1] and Year of Birth	Position(s) Held with the Company	Length of Time Served as an Officer	Principal Occupation(s) During Past Five Years
Officers Who Are Not Directors[2]
Jennifer McGovern 1977	Vice President	Since 2014	Managing Director of BlackRock, Inc. since 2016; Director of BlackRock, Inc. from 2011 to 2015; Head of Product Structure and Oversight for BlackRock’s U.S. Wealth Advisory Group since 2013; Vice President of BlackRock, Inc. from 2008 to 2010.
Neal J. Andrews 1966	Chief Financial Officer	Since 2007	Managing Director of BlackRock, Inc. since 2006; Senior Vice President and Line of Business Head of Fund Accounting and Administration at PNC Global Investment Servicing (U.S.) Inc. from 1992 to 2006.
Jay M. Fife 1970	Treasurer	Since 2007	Managing Director of BlackRock, Inc. since 2007; Director of BlackRock, Inc. in 2006; Assistant Treasurer of the MLIM and Fund Asset Management, L.P. advised funds from 2005 to 2006; Director of MLIM Fund Services Group from 2001 to 2006.
Charles Park 1967	Chief Compliance Officer	Since 2014	Anti-Money Laundering Compliance Officer for the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex from 2014 to 2015; Chief Compliance Officer of BlackRock Advisors, LLC and the BlackRock-advised Funds in the Equity-Bond Complex, the Equity-Liquidity Complex and the Closed-End Complex since 2014; Principal of and Chief Compliance Officer for iShares® Delaware Trust Sponsor LLC since 2012 and BlackRock Fund Advisors (“BFA”) since 2006; Chief Compliance Officer for the BFA-advised iShares® exchange traded funds since 2006; Chief Compliance Officer for BlackRock Asset Management International Inc. since 2012.
Fernanda Piedra 1969	Anti-Money Laundering Compliance Officer	Since 2015	Director of BlackRock, Inc. since 2014; Anti-Money Laundering Compliance Officer and Regional Head of Financial Crime for the Americas at BlackRock, Inc. since 2014; Head of Regulatory Changes and Remediation for the Asset Wealth Management Division of Deutsche Bank from 2010 to 2014; Vice President of Goldman Sachs (Anti-Money Laundering/Suspicious Activities Group) from 2004 to 2010.
Benjamin Archibald 1975	Secretary	Since 2012	Managing Director of BlackRock, Inc. since 2014; Director of BlackRock, Inc. from 2010 to 2013; Secretary of the iShares® exchange traded funds since 2015; Secretary of the BlackRock-advised mutual funds since 2012.
[1] The address of each Officer is c/o BlackRock, Inc., 55 East 52nd Street, New York, NY 10055. [2] Officers of the Company serve at the pleasure of the Board.
Further information about the Company’s Officers and Directors is available in the Company’s Statement of Additional Information, which can be obtained without charge by calling 1-800-441-7762.

On September 26, 2016, the Board appointed Lena G. Goldberg as a Director of the Company effective November 4, 2016.

Effective January 31, 2017, David H. Walsh and Fred G. Weiss retired as Directors of the Company.

Investment Adviser BlackRock Advisors, LLC Wilmington, DE 19809	Accounting Agent and Transfer Agent BNY Mellon Investment Servicing (US) Inc. Wilmington, DE 19809	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Address of the Funds 100 Bellevue Parkway Wilmington, DE 19809

Custodian The Bank of New York Mellon[1] New York, NY 10286 Brown Brothers Harriman & Co.[2] Boston, MA 02109	Independent Registered Public Accounting Firm Deloitte & Touche LLP Philadelphia, PA 19103	Legal Counsel Willkie Farr & Gallagher LLP New York, NY 10019

[1]	For all Funds except BlackRock Global Allocation Portfolio.

[2]	For BlackRock Global Allocation Portfolio.

BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016	185

Additional Information

General Information

Availability of Quarterly Schedule of Investments

The Funds file their complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. The Funds’ Forms N-Q are available on the SEC’s website at http://www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room or how to access documents on the SEC’s website without charge may be obtained by calling (800) SEC-0330. The Funds’ Forms N-Q may also be obtained upon request and without charge by calling (800) 441-7762.

Availability of Proxy Voting Policies and Procedures

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities is available upon request and without charge (1) by calling (800) 441-7762; (2) at http://www.blackrock.com/prospectus/insurance; and (3) on the SEC’s website at http://www.sec.gov.

Availability of Proxy Voting Record

Information about how the Funds voted proxies relating to securities held in the Funds’ portfolios during the most recent 12-month period ended June 30 is available upon request and without charge (1) at http://www.blackrock.com/prospectus/insurance or by calling (800) 441-7762 and (2) on the SEC’s website at http://www.sec.gov.

BlackRock Privacy Principles

BlackRock is committed to maintaining the privacy of its current and former fund investors and individual clients (collectively, “Clients”) and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information BlackRock collects, how we protect that information and why in certain cases we share such information with select parties.

If you are located in a jurisdiction where specific laws, rules or regulations require BlackRock to provide you with additional or different privacy-related rights beyond what is set forth below, then BlackRock will comply with those specific laws, rules or regulations.

BlackRock obtains or verifies personal non-public information from and about you from different sources, including the following: (i) information we receive from you or, if applicable, your financial intermediary, on applications, forms or other documents; (ii) information about your transactions with us, our affiliates, or others; (iii) information we receive from a consumer reporting agency; and (iv) from visits to our websites.

BlackRock does not sell or disclose to non-affiliated third parties any non-public personal information about its Clients, except as permitted by lawor as is necessary to respond to regulatory requests or to service Client accounts. These non-affiliated third parties are required to protect the confidentiality and security of this information and to use it only for its intended purpose.

We may share information with our affiliates to service your account or to provide you with information about other BlackRock products or services that may be of interest to you. In addition, BlackRock restricts access to non-public personal information about its Clients to those BlackRock employees with a legitimate business need for the information. BlackRock maintains physical, electronic and procedural safeguards that are designed to protect the non-public personal information of its Clients, including procedures relating to the proper storage and disposal of such information.

186	BLACKROCK SERIES FUND, INC.	DECEMBER 31, 2016

This report is authorized for distribution only to Policyowners of certain variable life insurance policies, which are funded by shares of BlackRock Series Fund, Inc. This report is not authorized for use as an offer of sale or a solicitation of an offer to buy shares of the Fund or the policies. Past performance results shown in this report should not be considered a representation of future performance. Investment returns and principal value of shares will fluctuate so that shares, when redeemed, may be worth more or less than their original cost. Performance information used throughout this report does not include insurance-related fees and expenses. An investment in BlackRock Government Money Market Portfolio is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other Government agency. Although BlackRock Government Money Market Portfolio seeks to preserve the value of your investment at $1.00 per share, it is possible to lose money by investing in the Portfolio. Statements and other information herein are as dated and are subject to change. Please see the Fund’s prospectus for a description of risks associated with global investments.

Series8-12/16-AR

Item 2 –	Code of Ethics – The registrant (or the “Fund”) has adopted a code of ethics, as of the end of the period covered by this report, applicable to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions. During the period covered by this report, the code of ethics was amended to update certain information and to make other non-material changes. During the period covered by this report, there have been no waivers granted under the code of ethics. The registrant undertakes to provide a copy of the code of ethics to any person upon request, without charge, by calling 1-800-441-7762.

Item 3 –	Audit Committee Financial Expert – The registrant’s board of directors (the “board of directors”), has determined that (i) the registrant has the following audit committee financial experts serving on its audit committee and (ii) each audit committee financial expert is independent:

Robert M. Hernandez Fred G. Weiss Stuart E. Eizenstat Bruce R. Bond

Under applicable securities laws, a person determined to be an audit committee financial expert will not be deemed an “expert” for any purpose, including without limitation for the purposes of Section 11 of the Securities Act of 1933, as a result of being designated or identified as an audit committee financial expert. The designation or identification of a person as an audit committee financial expert does not impose on such person any duties, obligations, or liabilities greater than the duties, obligations, and liabilities imposed on such person as a member of the audit committee and board of directors in the absence of such designation or identification.

Item 4 –	Principal Accountant Fees and Services

The following table presents fees billed by Deloitte & Touche LLP (“D&T”) in each of the last two fiscal years for the services rendered to the Fund:

	(a) Audit Fees		(b) Audit-Related Fees[1]		(c) Tax Fees[2]		(d) All Other Fees[3]
Entity Name	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$35,263	$35,263	$0	$0	$15,657	$15,657	$0	$0
BlackRock Capital Appreciation Portfolio	$26,538	$26,538	$0	$0	$13,107	$13,107	$0	$0
BlackRock Global Allocation Portfolio	$39,488	$39,488	$0	$0	$20,000	$20,000	$0	$0
BlackRock Government Money Market Portfolio	$22,188	$22,188	$0	$0	$9,792	$9,792	$0	$0
BlackRock High Yield Portfolio	$33,838	$33,838	$0	$0	$10,149	$10,149	$0	$0
BlackRock Large Cap Core Portfolio	$23,788	$23,788	$0	$0	$13,107	$13,107	$0	$0
BlackRock Total Return Portfolio	$40,688	$40,688	$0	$0	$14,535	$14,535	$0	$0

BlackRock U.S. Government Bond Portfolio	$42,963	$42,963	$0	$0	$15,402	$15,402	$0	$0

The following table presents fees billed by D&T that were required to be approved by the registrant’s audit committee (the “Committee”) for services that relate directly to the operations or financial reporting of the Fund and that are rendered on behalf of BlackRock Advisors, LLC (“Investment Adviser” or “BlackRock”) and entities controlling, controlled by, or under common control with BlackRock (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Fund (“Fund Service Providers”):

	Current Fiscal Year End	Previous Fiscal Year End
(b) Audit-Related Fees[1]	$0	$0
(c) Tax Fees[2]	$0	$0
(d) All Other Fees[3]	$2,129,000	$2,391,000

  1 The nature of the services includes assurance and related services reasonably related to the performance of the audit of financial statements not included in Audit Fees.

  2 The nature of the services includes tax compliance, tax advice and tax planning.

  3 Aggregate fees borne by BlackRock in connection with the review of compliance procedures and attestation thereto performed by D&T with respect to all of the   registered closed-end funds and some of the registered open-end funds advised by BlackRock.

(e)(1) Audit Committee Pre-Approval Policies and Procedures:

The Committee has adopted policies and procedures with regard to the pre-approval of services. Audit, audit-related and tax compliance services provided to the registrant on an annual basis require specific pre-approval by the Committee. The Committee also must approve other non-audit services provided to the registrant and those non-audit services provided to the Investment Adviser and Fund Service Providers that relate directly to the operations and the financial reporting of the registrant. Certain of these non-audit services that the Committee believes are (a) consistent with the SEC’s auditor independence rules and (b) routine and recurring services that will not impair the independence of the independent accountants may be approved by the Committee without consideration on a specific case-by-case basis (“general pre-approval”). The term of any general pre-approval is 12 months from the date of the pre-approval, unless the Committee provides for a different period. Tax or other non-audit services provided to the registrant which have a direct impact on the operations or financial reporting of the registrant will only be deemed pre-approved provided that any individual project does not exceed $10,000 attributable to the registrant or $50,000 per project. For this purpose, multiple projects will be aggregated to determine if they exceed the previously mentioned cost levels.

Any proposed services exceeding the pre-approved cost levels will require specific pre-approval by the Committee, as will any other services not subject to general pre-approval (e.g., unanticipated but permissible services). The Committee is informed of each service approved subject to general pre-approval at the next regularly scheduled in-person board meeting. At this meeting, an analysis of such services is presented to the Committee for ratification. The Committee may delegate to the Committee Chairman the authority to approve the provision of and fees for any specific engagement of permitted non-audit services, including services exceeding pre-approved cost levels.

(e)(2) None of the services described in each of Items 4(b) through (d) were approved by the Committee pursuant to the de minimis exception in paragraph (c)(7)(i)(C) of Rule 2-01 of Regulation S-X.

(f) Not Applicable

(g) The aggregate non-audit fees paid to the accountant for services rendered by the accountant to the registrant, the Investment Adviser and the Fund Service Providers were:

Entity Name	Current Fiscal Year End	Previous Fiscal Year End
BlackRock Balanced Capital Portfolio	$15,657	$15,657
BlackRock Capital Appreciation Portfolio	$13,107	$13,107
BlackRock Global Allocation Portfolio	$20,000	$20,000
BlackRock Government Money Market Portfolio	$9,792	$9,792
BlackRock High Yield Portfolio	$10,149	$10,149
BlackRock Large Cap Core Portfolio	$13,107	$13,107
BlackRock Total Return Portfolio	$14,535	$14,535
BlackRock U.S. Government Bond Portfolio	$15,402	$15,402

Additionally, SSAE 16 Review (Formerly, SAS No. 70) fees for the current and previous fiscal years of $2,129,000 and $2,391,000, respectively, were billed by D&T to the Investment Adviser.

(h) The Committee has considered and determined that the provision of non-audit services that were rendered to the Investment Adviser and the Fund Service Providers that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant’s independence.

Item 5 –	Audit Committee of Listed Registrants – Not Applicable

Item 6 –	Investments
(a) The registrant’s Schedule of Investments is included as part of the Report to Stockholders filed under Item 1 of this Form.

(b) Not Applicable due to no such divestments during the semi-annual period covered since the previous Form N-CSR filing.

Item 7 –	Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies – Not Applicable

Item 8 –	Portfolio Managers of Closed-End Management Investment Companies – Not Applicable

Item 9 –	Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers – Not Applicable

Item 10 –	Submission of Matters to a Vote of Security Holders – There have been no material changes to these procedures.

Item 11 –	Controls and Procedures

(a) – The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and Rule 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b) – There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12 –	Exhibits attached hereto

(a)(1) – Code of Ethics – See Item 2

(a)(2) – Certifications – Attached hereto

(a)(3) – Not Applicable

(b) – Certifications – Attached hereto

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

BlackRock Series Fund, Inc.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series Fund, Inc.

Date: February 27, 2017

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ John M. Perlowski
John M. Perlowski
Chief Executive Officer (principal executive officer) of BlackRock Series Fund, Inc.

Date: February 27, 2017

By:	/s/ Neal J. Andrews
Neal J. Andrews
Chief Financial Officer (principal financial officer) of BlackRock Series Fund, Inc.

Date: February 27, 2017